As filed with the Securities and Exchange Commission on November 13, 1998.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                                                            ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    /_X__/
                                                            ----
         Pre-Effective Amendment No. __                    /____/
                                                            ----
         Post-Effective Amendment No. ___                  /____/

                        (Check appropriate box or boxes)

                             JOHN HANCOCK STRATEGIC SERIES
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
--------------------------------------------------------------------------------
                (Address of principal executive office) Zip Code

                                 (617) 375-1702
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                                Boston, MA 02199
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Title of Securities Being Registered: shares of beneficial interest of John Hancock Strategic Series.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 33-5186 and 811-4651).

It is proposed that this filing will become effective on December 13, 1998 pursuant to Rule 488 under the Securities Act of 1933.

                             JOHN HANCOCK STRATEGIC SERIES

                              CROSS-REFERENCE SHEET

                           Items Required by Form N-14

PART A
------

Item No.                   Item Caption                                         Prospectus Caption
--------                   ------------                                         ------------------
   1.                      Beginning of Registration                            COVER PAGE OF REGISTRATION
                           Statement and Outside Front                          STATEMENT; FRONT COVER PAGE OF
                           Cover Page of Prospectus                             PROSPECTUS

   2.                      Beginning and Outside Back                           TABLE OF CONTENTS
                           Cover Page of Prospectus

   3.                      Synopsis and Risk Factors                            OVERVIEW; INVESTMENT RISKS

   4.                      Information About the                                INTRODUCTION; OVERVIEW; MAIN
                           Transaction                                          RISKS; INFORMATION CONCERNING THE
                                                                                MEETING; PROPOSAL TO APPROVE THE
                                                                                AGREEMENT AND PLAN OF REORGANIZATION;
                                                                                CAPITALIZATION

   5.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Registrant                                           OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   6.                      Information About the                                PROSPECTUS COVER PAGE; INTRODUCTION;
                           Company Being Acquired                               OVERVIEW; ADDITIONAL INFORMATION
                                                                                ABOUT THE FUNDS' BUSINESSES

   7.                      Voting Information                                   PROSPECTUS COVER PAGE; NOTICE OF
                                                                                SPECIAL MEETING OF SHAREHOLDERS;
                                                                                SUMMARY; INFORMATION CONCERNING
                                                                                THE MEETING; VOTING RIGHTS AND
                                                                                REQUIRED VOTE

   8.                      Interest of Certain Persons                          EXPERTS
                           and Experts

   9.                      Additional Information                               NOT APPLICABLE
                           Required for Reoffering by
                           Persons Deemed to be
                           Underwriters


PART B
------
                                                                                Caption in Statement of
Item No.                   Item Caption                                         Additional Information
--------                   ------------                                         ----------------------

  10.                      Cover Page                                           COVER PAGE

  11.                      Table of Contents                                    TABLE OF CONTENTS

  12.                      Additional Information                               ADDITIONAL INFORMATION ABOUT
                           About the Registrant                                 STRATEGIC INCOME FUND

  13.                      Additional Information About                         ADDITIONAL INFORMATION ABOUT
                           the Company Being Acquired                           WORLD BOND FUND

  14.                      Financial Statements                                 ADDITIONAL INFORMATION ABOUT GOVERNMENT INCOME
                                                                                FUND; ADDITIONAL INFORMATION ABOUT SOVEREIGN US
                                                                                GOVERNMENT FUND; PRO FORMA COMBINED FINANCIAL
                                                                                STATEMENTS
PART C
------

Item No.               Item Caption
--------               ------------

  15.                      Indemnification                                      INDEMNIFICATION

  16.                      Exhibits                                             EXHIBITS

  17.                      Undertakings                                         UNDERTAKINGS


[GRAPHIC OMITTED]
                                                               December 17, 1998


Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the John Hancock World Bond Fund.

Since its inception in December 1986, your Fund has focused on investments in foreign bonds as well as bonds isssued by multinational organizations and the U.S. government. In recent years it has become difficult to post strong returns with this strategy because of increasing instability in the foreign markets coupled with the growing strength of the U.S. dollar.

Accordingly, your Fund's Trustees are recommending the merger of your Fund into the John Hancock Strategic Income Fund, which invests in U.S. government bonds and high yield U.S. corporate bonds as well as foreign bonds. Through its broader investment approach, the Strategic Income Fund will allow you to participate in foreign investments without being as vulnerable to potential downturns overseas.

This proposed merger has been unanimously approved by your Fund's Board of Trustees, who believe it will benefit you and your fellow shareholders. The merger is detailed in the enclosed proxy statement and summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!
No matter what the size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your Fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.


                                    Sincerely,



                                    Edward J. Boudreau, Jr.
                                    Chairman and CEO

Q What are the benefits of merging the World Bond Fund into the Strategic Income Fund?

A The Strategic Income Fund has a much wider investment scope than the World Bond Fund. As a Strategic Income Fund shareholder, you can continue to participate in the international sector while opening your portfolio to a broad range of opportunities in the U.S. government and corporate high yield sectors. This diversification will also help to make your investment less dependent upon the success of international markets.

     In addition, the Strategic Income Fund's larger asset base after the merger is expected to allow for lower operating expenses than your Fund has now. Following the merger, annual fees are projected to be 0.93% for Class A shareholders, down from 1.65%, and 1.63% for Class B shareholders, down from 2.34%. These projected lower expenses should help keep more of your money invested, which often helps to bolster an investment's total return over time.

Q How does the Strategic Income Fund's strategy compare with that of the World Bond Fund?

A The Strategic Income Fund seeks a high level of current income while your Fund seeks a high total investment return from current income and capital appreciation. Although both funds invest in foreign bonds as well as in U.S. government and agency securities, your Fund has traditionally focused more on international sectors and multinational organizations than the Strategic Income Fund. The Strategic Income Fund invests in domestic corporate bonds as well as foreign and U.S. government bonds, providing greater diversification so investors are less vulnerable to weakness in any single sector.

     The corporate U.S. portion of the Strategic Income Fund's portfolio typically focuses on corporate high yield bonds. These bonds entail some credit risk, which the Strategic Income Fund minimizes by applying a relatively conservative investment approach. This strategy also allows the Strategic Income Fund to seek higher current income than your Fund.


Q    Who manages the Strategic Income Fund?

A The Strategic Income Fund is managed by a team of portfolio managers led by Frederick L. Cavanaugh, Jr. Mr. Cavanaugh has more than 25 years of investment experience and has managed the Fund since its inception on August 18, 1986. Mr. Cavanaugh is also a member of your Fund's portfolio management team. His expertise includes the high yield bond market and international economies. With the merger of the World Bond Fund into the Strategic Income Fund, Mr. Cavanaugh and his team will allocate the Fund's assets among domestic and foreign bonds, emphasizing bond sectors where they see the strongest opportunities at any given time.

Q    How has the Strategic Income Fund performed?

A Although past performance does not necessarily guarantee future results, the Strategic Income Fund has been a steady performer over the years. The Fund's Class A shares have posted average annual total returns of -0.33% over the past year, 8.00% over the past five years and 7.97% over the past ten years at the public offering price as of September 30, 1998. The Fund's Class B shares have posted an average annual total return of -1.16% over the past year and 8.39% since inception on October 4, 1993.* This performance has earned the Strategic Income Fund a **** (4-star) rating from Morningstar as of September 30, 1998.** To review the Strategic Income Fund in more detail, please refer to the John Hancock Income Fund prospectus and the Strategic Income Fund's most recent annual report, each of which is enclosed.

Q    How do I vote?

A Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at 9:00 A.M. on February 10, 1999 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid further solicitations at your Fund's expense.


Q    How will the merger happen?

A If the merger is approved, your World Bond Fund shares will be exchanged for Strategic Income Fund shares, using the Funds' net asset value share prices, excluding sales charges, as of the close of trading on February 19, 1999. This exchange will not affect the total dollar value of your investment.

Q    Will the merger have tax consequences?

A Although taxable dividends and capital gains will be paid prior to the merger, the merger itself is not taxable to you for federal income tax purposes.


* Performance figures assume all distributions are reinvested and reflect a maximum sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge on Class B shares. The CDSC declines annually between years 1-6 according to the following schedule: 5,4,3,3,2,1%. No sales charge will be assessed after the sixth year. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

**The Class B shares received a Morningstar proprietary rating of four stars for the three-year period ended 9/30/98. Class A shares received ratings of four stars for the three-year period, five stars for the five-year period and two stars for the ten-year period ended 9/30/98. Ratings reflect risk-adjusted performance among 1,491; 940; and 346 taxable bond funds, respectively. These ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from the funds' three-, five- and ten-year average annual returns (when available), and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars and the bottom 10% receive one star.

                          JOHN HANCOCK WORLD BOND FUND
                (a series of John Hancock Investment Trust III)
                             101 Huntington Avenue
                                Boston, MA 02199

                       NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR FEBRUARY 10, 1999

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock World Bond Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, February 10, 1999 at 9:00 a.m., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Strategic Income Fund. Under this Agreement, your fund would transfer all of its assets to Strategic Income Fund in exchange for shares of Strategic Income Fund. These shares would be distributed proportionately to you and the other shareholders of your fund. Strategic Income Fund would also assume your fund's liabilities. Your board of trustees recommends that you vote FOR this proposal.

2. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on December 9, 1998 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your fund will incur the cost of extra solicitations, which is indirectly borne by you and the other shareholders.

                                    By order of the board of trustees,
                                    Susan S. Newton
                                    Secretary

December 17, 1998
020PX 9/98

                               PROXY STATEMENT OF
                          JOHN HANCOCK WORLD BOND FUND
                (a series of John Hancock Investment Trust III)

                                 PROSPECTUS FOR
                         CLASS A AND CLASS B SHARES OF
                       JOHN HANCOCK STRATEGIC INCOME FUND
                  (a series of John Hancock Strategic Series)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of your fund into John Hancock Strategic Income Fund. Please read it carefully and retain it for future reference.

How the Reorganization Will Work

         o Your fund will transfer all of its assets to Strategic Income Fund. Strategic Income Fund will assume your fund's liabilities.

         o Strategic Income Fund will issue Class A shares to your fund in an amount equal to the value of your fund's Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

         o Strategic Income Fund will issue Class B shares to your fund in an amount equal to the value of your fund's Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

         o  The reorganization will be tax-free.

         o Your fund will be liquidated and you will become a shareholder of Strategic Income Fund.

Shares of Strategic Income Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of Strategic Income Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Why Your Fund's Trustees are Recommending the Reorganization

The trustees of your fund believe that reorganizing your fund into a larger fund with similar investment policies will enable the shareholders of your fund to benefit from increased diversification, the ability to achieve better net prices on securities trades and economies of scale that could contribute to a lower expense ratio. Therefore, the trustees recommend that your fund's shareholders vote FOR the reorganization.


--------------------------------------------------------------------------------
Where to Get More Information
----------------------------------------- --------------------------------------
Prospectus of your fund dated  June 1,    In the same envelope as this proxy
1998 and Strategic Income Fund dated      statement and prospectus.
October 1, 1998.                          Incorporated by reference into this
                                          proxy statement and prospectus.
-----------------------------------------
Strategic Income Fund's annual report to
shareholders.
----------------------------------------- --------------------------------------
Your fund's annual and semi-annual        On file with the Securities and
reports to shareholders.                  Exchange Commission ("SEC") and
                                          available at no charge by calling
                                          1-800-225-5291.  Incorporated by
                                          reference into this proxy statement
                                          and prospectus.
-----------------------------------------
A statement of  additional  information
dated  December  17, 1998.  It contains
additional information about your fund
and Strategic Income Fund.
----------------------------------------- --------------------------------------
To ask questions about this proxy         Call our toll-free telephone
statement and prospectus.                 number: 1-800-225-5291
----------------------------------------- --------------------------------------


     The date of this proxy statement and prospectus is December 17, 1998.

                               TABLE OF CONTENTS


                                                            Page

INTRODUCTION                                                  4
SUMMARY                                                       4
INVESTMENT RISKS                                              15
PROPOSAL TO APPROVE THE AGREEMENT
 AND PLAN OF REORGANIZATION                                   16
CAPITALIZATION                                                24
ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                        24
BOARDS' EVALUATION AND RECOMMENDATION                         25
VOTING RIGHTS AND REQUIRED VOTE                               26
INFORMATION CONCERNING THE MEETING                            27
OWNERSHIP OF SHARES OF THE FUNDS                              29
EXPERTS                                                       29
AVAILABLE INFORMATION                                         29

                                    EXHIBITS

A        - Agreement and Plan of Reorganization  between John Hancock World Bond
         Fund  and  John  Hancock   Strategic  Income  Fund  (attached  to  this
         document).

                                  INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, February 10, 1999 at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into John Hancock Strategic Income Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about December 17, 1998.

Who is Eligible to Vote?

Shareholders of record on December 9, 1998 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                    SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read the entire proxy statement, Exhibit A and the enclosed documents carefully, because they contain details that are not in the summary.

Comparison of World Bond Fund to Strategic Income Fund

------------------- ------------------------------- ----------------------------
                              World Bond                   Strategic Income
------------------- ------------------------------- ----------------------------
Business:           A non-diversified series of     A diversified series of John
                    John Hancock Investment Trust   Hancock Strategic Series.
                    III. The trust is an open-end   The trust is an open-end
                    investment company organized    investment company organized
                    as a Massachusetts business     as a Massachusetts business
                    trust.                          trust.
------------------- ------------------------------- ----------------------------
Net assets as of    $42.5 million.                  $963.4 million.
May 31, 1998:
------------------- ------------------------------- ----------------------------
Investment          John Hancock Advisers, Inc.     John Hancock Advisers, Inc.
adviser and
portfolio           In September 1998, Mr.         Fredrick L. Cavanaugh, Jr.
managers:           Cavanaugh and Mr. Ho joined    -Senior vice pres. of adviser
                    your fund's portfolio          -Joined team in 1986
                    management team:               -Joined adviser in 1986
                                                   -Began career in 1973
                    Fredrick L. Cavanaugh, Jr.
                    -Senior vice pres. of adviser   Arthur N. Calavritinos, CFA
                    -Joined team in 1998            -Vice pres. of adviser
                    -Joined adviser in 1986         -Joined team in 1995
                    -Began career in 1973           -Joined adviser in 1988
                                                    -Began career in 1986
                    James K. Ho, CFA
                    -Exec. vice pres. of adviser    Roger C. Hamilton
                    -Joined team in 1998            -Vice pres. of adviser
                    -Joined adviser in 1985         -Joined team in 1998
                    -Began career in 1977           -Joined adviser in 1994
                                                    -Began career in 1980
                    Anthony A. Goodchild
                    -Senior vice pres. of adviser
                    -Joined team in 1994
                    -Joined adviser in 1994
                    -Began career in 1968

------------------- ------------------------------- ----------------------------

------------------- ------------------------------- ----------------------------
                              World Bond                   Strategic Income
------------------- ------------------------------ -----------------------------
Investment          The fund seeks a high total   The fund seeks a high level of
objective/          investment return, a          current income. This objective
primary             combination of current        cannot be changed without
investments:        income and capital            shareholder approval.
                    appreciation, by investing
                    in a global portfolio of      The fund invests primarily in
                    fixed income securities.      three sectors:
                    This objective can be           o  foreign government and
                    changed without shareholder        corporate debt securities
                    approval.                          from developed and
                                                       emerging markets;
                    The fund invests primarily      o  U.S. Government and
                    (at least 65% of assets) in:       agency securities;
                     o   debt securities issued     o  U.S. junk bonds rated as
                         or guaranteed by              low as CC/CA and their
                         foreign governments and       unrated equivalents.
                         companies, including
                         those in emerging
                         markets;
                     o   U.S. Government and
                         agency securities;
                     o   multinational
                         organizations such as
                         the World Bank.

                    The fund normally invests in
                    issuers in three countries,
                    potentially including the
                    U.S.
------------------- ------------------------------------------------------------
 Foreign debt       Each fund may invest in foreign debt securities without any
 securities:        percentage limit.
-------------------- ------------------------------ ----------------------------
Junk bonds:         The fund may invest up to The fund may invest without
                    35% of total  assets in junk  limit in junk  bonds  rated as bonds  rated as low as low as CC/Ca  and their  CCC/Caa  and their unrated unrated equivalent.
                    equivalent.
------------------- ------------------------------ -----------------------------

------------------- ------------------------------ -----------------------------
Equity Securities:  The fund does not invest in    The fund may invest up to 10%
                    equity securities.  However,   of net assets in U.S. or
                    the fund may invest in         foreign equity securities.
                    preferred stock and
                    convertible securities and
                    other debt securities that
                    have rights (warrants) to
                    acquire equity securities.
------------------- ------------------------------ -----------------------------
Diversification:    The fund is non-diversified    The fund is diversified and
                    and can invest more than 5%    cannot invest more than 5% of
                    of total assets in             total assets in securities of
                    securities of a single         a single issuer, except that
                    issuer.                        the fund may invest up to 25%
                                                   of assets in securities of a
                                                   single foreign government.
------------------- ------------------------------------------------------------
 Pay-in-kind,       Each fund may invest in pay-in-kind, delayed and zero coupon
 delayed and zero   debt securities.
 coupon debt
 securities:
------------------- ------------------------------------------------------------
 Illiquid           Each fund may invest up to 15% of net assets in illiquid
 securities:        securities.
-------------------- -----------------------------------------------------------
 Financial          Each fund may invest without limit in financial futures,
 futures and        options on futures and options on securities and indices.
 related options;
 options on
 securities and
 indices:
-------------------- -----------------------------------------------------------
Currency            Each fund may enter into currency contracts for hedging or
Contracts:          speculative purposes.
------------------- ------------------------------------------------------------
Structured          Each fund may invest without limit in structured securities,
securities:         which include indexed and/or leveraged mortgage-backed and other debt securities.
------------------- ------------------------------------------------------------
When-issued and     Both funds may purchase when-issued securities and purchase
forward             or sell securities in forward commitment transactions.
commitment
transactions:
------------------- ------------------------------------------------------------

------------------- ------------------------------------------------------------
Short-term          Neither fund is subject to any limitations on short-term
trading:            trading.
------------------- ------------------------------------------------------------
Repurchase          Both funds may invest without limitation in repurchase
agreements:         agreements.
------------------- ------------------------------ -----------------------------
Securities          The fund may lend portfolio    The fund may lend portfolio
lending:            securities up to 30% of        securities up to 33 1/3% of
                    total assets.                  total assets.
------------------- ------------------------------ -----------------------------
Short-term          The fund may invest up to      The fund may invest in
securities          35% of assets in               investment-grade short-term
                    investment-grade short-term    securities for liquidity and
                    securities for liquidity and   flexibilityoto a greater
                    flexibilityomore than 35% in   extent in abnormal market
                    abnormal market conditions     conditions as a defensive
                    as a defensive tactic.         tactic.
------------------- ------------------------------ -----------------------------
Borrowing and       The Fund will not borrow       The fund will not enter into
reverse             money or enter into reverse    reverse repurchase agreements
repurchase          repurchase agreements except   and other borrowings except
agreements:         from banks temporarily for     from banks temporarily for
                    extraordinary or emergency     extraordinary or emergency
                    purposes (not for leveraging   purposes (not for leveraging
                    or investment) and then in     or investment) and then in an
                    an amount not in excess of     aggregate amount not in
                    10% of the value of the        excess of 33% of the value of
                    fundis total assets  The       the fundis total assets.
                    fund will not make
                    additional investments while
                    borrowings (including
                    reverse repos) are in excess
                    of 5% of the fundis total
                    assets.
------------------- ------------------------------------------------------------
Mortgage-backed     Each fund may invest without limit in  mortgage-backed  and
and asset-backed    asset-backed securities.
securities:
------------------- ------------------------------------------------------------

--------------------------------------------------------------------------------
CLASSES OF SHARES
------------------- ------------------------------ -----------------------------
                             World Bond                  Strategic Income
------------------- ------------------------------------------------------------
Class A sales       The Class A shares of both funds have the same
charges and 12b-1   characteristics and fee structure.  Class A shares are
fees:               offered with front-end sales charges ranging from 2% to
                    4.5% of each fund's offering price,  depending on the amount invested. Class A shares are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets.
                     o   There is no front-end  sales charge for  investments of
                        $1 million or more,  but there is a contingent  deferred
                        sales charge  ranging from 0.25% to 1.00% on shares sold
                        within one year of purchase.
                     o   Investors  can combine  multiple  purchases  of Class A
                        shares to take  advantage  of  breakpoints  in the sales
                        charge schedule.
                     o   Sales   charges  are  waived  for  the   categories  of
                        investors listed in the funds' prospectuses.
------------------- ------------------------------------------------------------
Class B sales       The Class B shares of both funds have the same
charges and 12b-1   characteristics and fee structure.
fees:                o   Class B shares are offered without a front-end sales
                        charge,  but are subject to a contingent  deferred sales
                        charge  (CDSC) if sold within six years after  purchase.
                        The CDSC  ranges  from 1.00% to 5.00%  depending  on how
                        long the shares  are held.  No CDSC is imposed on shares
                        held more than six years.
                     o   CDSCs are waived for the categories of investors listed
                        in the funds' prospectus.
                     o   Class B shares are  subject to 12b-1  distribution  and
                        service  fees equal to 1.00%  annually  of  average  net
                        assets.
                     o  Class B shares automatically  convert to Class A shares after eight years.
------------------- ------------------------------------------------------------
Class C sales           Strategic  Income Fund offers Class C shares,  World
charges and 12b-1       Bond Fund does not.  Please see Strategic Income Fund's
fees:                   prospectus dated October 1, 1998 for more information.
------------------- ------------------------------------------------------------

------------------- ------------------------------------------------------------
12b-1 fees:             These fees are paid out of a fund's assets on an
                        on-going basis.  Over time these fees will increase the
                        cost of investments and may cost more than other types
                        of sales charges.
------------------- ------------------------------------------------------------

--------------------------------------------------------------------------------
BUYING, SELLING AND EXCHANGING SHARES
--------------------------------------------------------------------------------
                   Both World Bond and Strategic Income Funds
--------------------------------------------------------------------------------
Buying              shares:  Investors  may buy shares at their public  offering price  through  a  financial  representative  or the  funds'
                    transfer agent, John Hancock Signature Services,  Inc. After
                    December 9, 1998,  investors will not be allowed to open new accounts  in  World  Bond  Fund  but  can  add  to  existing accounts.
------------------- ------------------------------------------------------------
Minimum initial     $1,000 for non-retirement accounts and $250 for retirement
Investments:        accounts and group investments.
------------------- ------------------------------------------------------------
Exchanging shares:  Shareholders may exchange their shares at net asset value with no sales  charge  for  shares of the same  class of any other John Hancock fund.
------------------- ------------------------------------------------------------
Selling shares:     Shareholders may sell their shares by submitting a proper
                    written or telephone request to John Hancock Signature
                    Services, Inc.
------------------- ------------------------------------------------------------
Net asset value:    All purchases, exchanges and sales are made at a price based on the next determined net asset value per share (NAV) of
                    the fund.  Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is
                    normally 4:00 p.m. Eastern Time.
------------------- ------------------------------------------------------------


The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The first two expense tables appearing below show the expenses for the twelve-month period ended May 31, 1998, adjusted to reflect any changes. Future expenses may be greater or less. The examples contained in each expense table show what you would pay if you invested $10,000 over the various time periods indicated. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

World Bond Fund
Shareholder transaction expenses                             Class A     Class B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                          4.50%       none
Maximum sales charge imposed on
reinvested dividends                                         none        none
Maximum deferred sales charge                                none(1)     5.00%
Redemption fee(2)                                            none        none
Exchange fee                                                 none        none

Annual fund operating expenses
(as a % of average net assets)                               Class A     Class B
Management fee                                               0.75%       0.75%
12b-1 fee                                                    0.30%       0.99%
Other expenses                                               0.62%       0.62%
                                                             -----       -----
Total fund operating expenses                                1.67%       2.36%

Example
Share class                           Year 1     Year 3      Year 5      Year 10
Class A shares                          $612       $953      $1,317       $2,337
Class B shares
Assuming redemption
at end of period                        $739     $1,036      $1,460       $2,525
Assuming no redemption                  $239       $736      $1,260       $2,525

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).

Strategic Income Fund
Shareholder transaction expenses                             Class A     Class B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                          4.50%       none
Maximum sales charge imposed on
reinvested dividends                                         none        none
Maximum deferred sales charge                                none(1)     5.00%
Redemption fee(2)                                            none        none
Exchange fee                                                 none        none

Annual fund operating expenses
(as a % of average net assets)                               Class A     Class B
Management fee                                               0.40%       0.40%
12b-1 fee                                                    0.30%       1.00%
Other expenses                                               0.22%       0.22%
                                                             -----       -----
Total fund operating expenses                                0.92%       1.62%


Example
Share class                           Year 1     Year 3      Year 5      Year 10
Class A shares                          $540       $730        $936        $1530
Class B shares
Assuming redemption
at end of period                        $665       $811      $1,081       $1,733
Assuming no redemption                  $165       $511        $881       $1,733

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).

Pro Forma Expense Table

The following expense table shows the pro forma expenses of Strategic Income Fund assuming that a reorganization with your fund occurred on May 31, 1997. The expenses shown in the table are based on fees and expenses incurred during the twelve months ended May 31, 1997, adjusted to reflect any changes. Strategic Income Fund's actual expenses after the reorganization may be greater or less than those shown. The example contained in the pro forma expense table shows what you would pay on a $10,000 investment if the reorganization had occurred on May 31, 1998. The example assumes that you reinvested all dividends and that the average annual return was 5%. The pro forma example is for comparison purposes only and is not a representation of Strategic Income Fund's actual expenses or returns, either past or future.

Strategic Income Fund (PRO FORMA)
(Assuming reorganization with World Bond Fund)

Shareholder transaction expenses                             Class A     Class B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                          4.50%       none
Maximum sales charge imposed on
reinvested dividends                                         none        none
Maximum deferred sales charge                                none(1)     5.00%
Redemption fee(2)                                            none        none
Exchange fee                                                 none        none

Annual fund operating expenses
(as a % of average net assets)                               Class A     Class B
Management fee                                               0.40%       0.40%
12b-1 fee                                                    0.30%       1.00%
Other expenses                                               0.23%       0.23%
                                                             -----       -----
Total fund operating expenses                                0.93%       1.63%

Pro Forma Example
Share class                           Year 1     Year 3      Year 5      Year 10
Class A shares                          $541       $733        $942       $1,542
Class B shares
Assuming redemption
at end of period                        $666       $814      $1,087       $1,746
Assuming no redemption                  $166       $514        $887       $1,746

(1)      Except for investments of $1 million or more.
(2)      Does not include wire redemption fee (currently $4.00).


The Reorganization

         o The reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on February 19, 1999, but may occur on any later date before August 31, 1999. Your fund will transfer all of its assets to Strategic Income Fund. Strategic Income Fund will assume your fund's liabilities. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

         o Strategic Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. These shares will immediately be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Strategic Income Fund.

         o Strategic Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. These shares will immediately be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Strategic Income Fund.

         o After the reorganization is over, your fund will be terminated.

         o The reorganization will be tax-free and will not take place unless both funds receive a satisfactory opinion concerning the tax consequences of the reorganization from Hale and Dorr LLP, counsel to the funds.

The following diagram shows how the reorganization would be carried out.

          ------------------                          ---------------------
          World Bond Fund                             Strategic Income
          transfer assets &       World Bond Fund     Fund receives assets
          liabilities to          assets and          & assumes liabilities
          Strategic Income        liabilities         of World Bond Fund
          Fund                    ---------------
          ------------------                          ---------------------

          ------------ ------------                 ------------  ------------
          Class A      Class B                      Issues Class  Issues Class
          shareholders shareholders                 B Shares      A Shares
          ------------ ------------                 ------------  ------------


                    Your fund receives Strategic Income Fund
                               Class B shares and
              distributes them to your fund's Class B shareholders
            --------------------------------------------------------


                    Your fund receives Strategic Income Fund
                               Class A shares and
              distributes them to your fund's Class A shareholders

Other Consequences of the Reorganization. Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets:

----------------------------------------- --------------------- ----------------
                                                                Strategic Income
         Fund Asset Breakpoints                World Bond
----------------------------------------- --------------------- ----------------
First $100,000,000                               0.75%               0.60%
----------------------------------------- --------------------- ----------------
Next  $150,000,000                               0.75%               0.45%
----------------------------------------- --------------------- ----------------
Next  $250,000,000                               0.70%               0.40%
----------------------------------------- --------------------- ----------------
Next  $150,000,000                               0.70%               0.35%
----------------------------------------- --------------------- ----------------
Amount over $650,000,000                         0.70%               0.30%
----------------------------------------- --------------------- ----------------

Strategic Income Fund's management fee rate of 0.40% and its pro forma management fee rate of 0.40% are substantially lower than your fund's management fee rate of 0.75%. Strategic Income Fund's other expenses of 0.22% and its pro forma other expenses of 0.23% are also substantially lower than your fund's other expenses of 0.62%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and the same 12b-1 fees for Class B shares (1.00%) although your fund's Class B distribution payment last year was 0.99%. Strategic Income Fund's current annual Class A expense ratio (equal to 0.92% of average net assets) and its pro forma Class A expense ratio (equal to 0.93% of average net assets) are substantially lower than your fund's current Class A expense ratio (equal to 1.67% of average net assets). Strategic Income Fund's current annual Class B expense ratio (equal to 1.62% of average net assets) and its pro forma Class B expense ratio (equal to 1.63% of average net assets) are also substantially lower than your fund's current Class B expense ratio (equal to 2.36% of average net assets).

                                INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund..

-------------------- ----------------------------- -----------------------------
                     World Bond Fund               Strategic Income Fund
-------------------- -----------------------------------------------------------
Risks of debt        The value of the funds' portfolios will change in response
securities           to movements of the bond market.  As with any fund that
                     invests primarily in debt securities, a rise in interest
                     rates typically causes the value of debt securities and
                     hence the value of the fund to fall.  A fall in interest
                     rates typically causes the value of debt securities to
                     rise.  Debt securities held by the funds are also subject
                     to the risk that the issuer of a security will have its
                     credit rating  downgraded,  will default or will  otherwise fail to meet its obligations.
-------------------- -----------------------------------------------------------
Risks of  below      The value of below investment grade debt securities,  also
investment grade     called junk bonds,  fluctuates more than higher rated debt
debt securities      securities and there is a greater risk of loss of principal and income.  Lower ratings reflect a greater possibility of an adverse change in the financial condition of the
                     issuer.  The market price and liquidity of below investment grade securities generally respond more to short-term
                     developments affecting the issuer of below investment grade debt securities than of higher rated securities because
                     these developments are perceived to have a closer
                     relationship to the ability of an issuer to meet its
                     obligations.
-------------------- ----------------------------- -----------------------------

--------------------------------------------------------------------------------
Risks of below       Your fund may invest up to     Strategic Income Fund may
investment grade     grade 35% of its assets in     investment without limit in
debt securities      these securities, has invested these securities.  To the
(contd.)             in these securities in the     extent that the fund invests
                     past, and has been subject     in these securities, it is
                     to these risks.                exposed to these risks.
-------------------- -----------------------------------------------------------
Risks of equity      The market value of equity securities may move up and down,
securities           sometimes rapidly and unpredictably.  These fluctuations
                     may cause the stock to be worth less than the price
                     originally paid for it, or less than it was worth at an
                     earlier time.
                     -----------------------------------------------------------
                     Your fund does not invest     Strategic Income Fund may
                     directly in equity            invest up to 10% of its
                     securities.  However, your    assets in equity securities.
                     fund may acquire equity       To the extent that the fund
                     securities as a result of     invests in these securities,
                     investing in convertible      it is exposed to these risks.
                     securities, preferred stock
                     and other debt instruments
                     with rights to acquire equity
                     securities  attached.  If
                     the fund acquired  equity
                     securities, it would be
                     exposed to these risks.
-------------------- ----------------------------- -----------------------------
Diversification      Your fund is                  The fund is diversified and
risks                non-diversified, which        not subject to the risk of
                     means that it can invest      non-diversification.
                     more of its assets in a
                     single issuer than a fund
                     that is diversified.  To
                     the extent the fund invests
                     more of its assets in a
                     single issuer, the fundis
                     share price may be
                     adversely affected by
                     events affecting that
                     issuer.
-------------------- -----------------------------------------------------------
Foreign              The funds' investments in foreign securities are subject to
securities and       the risks of adverse foreign government actions, political
currency risks       instability or a lack of adequate and accurate
                     information.  Also, currency exchange rate movements could reduce gains or create losses.  The risks of international investing  are higher in emerging  markets such as those of
                     Latin America and Southeast Asia.
-------------------- -----------------------------------------------------------

--------------------------------------------------------------------------------
Risks of             The funds' investments in restricted and illiquid
restricted and       securities may be difficult or impossible to sell at a
illiquid securities  desirable time or a fair price.  Restricted and illiquid securities also present a greater risk of inaccurate
                     valuation.
------------------- ------------------------------------------------------------
------------------- ------------------------------------------------------------
Risks of            Unleveraged derivative instruments involve the risk that a
unleveraged         rise in interest rates will cause the value of the
derivative          instrument to fall.  A fall in interest rates will typically
instruments         cause the value of these instruments to rise.  These
including           instruments are also subject to the risk that the issuer
asset-backed and    will default or otherwise fail to meet its obligations.  In
mortgage-backed     addition, mortgage-backed securities are subject to the risk
securities          that the life of the security will be extended beyond its
                    expected repayment time.  This typically occurs during
                    periods of rising interest rates and often reduces the
                    security's value.  During periods of falling interest rates, unanticipated prepayments may occur which also reduces the security's value.
------------------- ------------------------------------------------------------
Risks of            Most derivative instruments involve leverage, which
derivative          increases market risks.  Leverage magnifies gains and losses
instruments,        on derivatives relative to changes in the value of
including           underlying assets.  If a derivative is used for hedging
financial           purposes, changes in the value of the derivative may not
futures,            match those of the hedged asset. Over the counter
options on          derivatives may be illiquid or hard to value accurately.  In
futures,            addition, the other party may default on its obligations.
securities and      If markets for underlying assets do not move in the right
index options and   direction, a fund's performance may be worse than if it had
structured          not used derivatives.
securities
------------------- ------------------------------------------------------------

                       PROPOSAL TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A. The Agreement provides for a reorganization on the following terms:

         o The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on February 19, 1998, but may occur on any later date before August 31, 1999. Your fund will transfer all of its assets to Strategic Income Fund and Strategic Income Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Strategic Income Fund's portfolio. The net asset value of both funds will be computed as of 5:00 p.m., Eastern time, on the reorganization date.

         o Strategic Income Fund will issue to your fund Class A shares in an amount equal to the aggregate net asset value of your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Strategic Income Fund.

         o Strategic Income Fund will issue to your fund Class B shares in an amount equal to the aggregate net asset value of your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Strategic Income Fund.

         o After the reorganization is over, the existence of your fund will be terminated.

Reasons for the Proposed Reorganization

The board of trustees of your fund believes that the proposed reorganization will be advantageous to the shareholders of your fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, shareholders may be better served by a fund offering greater diversification. The Strategic Income Fund has a larger asset size than your fund and may invest in a broader range of securities including domestic high yield bonds as well as foreign bonds and government bonds. Combining the funds' assets into a single investment portfolio will afford greater diversification, making investors less vulnerable to weakness in any single sector of the bond market.

Second, Strategic Income Fund Class A shares have performed better than your fund over the past 1, 3 and 5 year periods and Class B shares have performed better than your fund over the past 1 and 3 year periods. While past performance cannot predict future results, the trustees believe that Strategic Income Fund is better positioned than your fund to continue to generate strong returns, because of its superior diversification and greater flexibility to choose from among a broader range of investment opportunities.

Third, a combined fund offers economies of scale that are expected to lead to better control over expenses than is possible for your fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services.

Fourth, investor interest in multi-sector income funds has been larger than that of funds focused on foreign bonds. Diminished investor demand could hinder your fund's prospects for asset growth and expense reduction in the future. Conversely, existing and anticipated demand for multi-sector bond funds should increase the potential for asset growth and expense reduction.

The board of trustees of Strategic Income Fund considered that the reorganization presents an excellent opportunity for Strategic Income Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of securities. The trustees believe that Strategic Income Fund shareholders will also benefit from improved diversification as a result of the reorganization. Because Strategic Income Fund is a larger fund than your fund, the trustees feel that the addition of your fund's assets will improve the diversification of Strategic Income Fund's overall portfolio. This opportunity provides an economic benefit to Strategic Income Fund and its shareholders.

The boards of trustees of both funds also considered that the adviser and the funds' distributor will also benefit from the reorganization. For example, the adviser might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. The trustees believe, however, that these savings will not amount to a significant economic benefit to the adviser.

Comparative Fees and Expense Ratios. As discussed above in the Summary, at all asset levels, the advisory fee rates paid by your fund are higher than the rates paid by Strategic Income Fund.

Strategic Income Fund's management fee rate of 0.40% and its pro forma management fee rate of 0.40% are substantially lower than your fund's management fee rate of 0.75%. Strategic Income Fund's other expenses of 0.22% and its pro forma other expenses of 0.23% are also substantially lower than your fund's other expenses of 0.62%. Both funds have the same 12b-1 fees for Class A shares (0.30%) and the same 12b-1 fees for Class B shares (1.00%), although your fund's Class B distribution payment last year was 0.99%. Strategic Income Fund's current annual Class A expense ratio (equal to 0.92% of average net assets) and its pro forma Class A expense ratio (equal to 0.93% of average net assets) are substantially lower than your fund's current Class A expense ratio (equal to 1.67% of average net assets). Strategic Income Fund's current annual Class B expense ratio (equal to 1.62% of average net assets) and its pro forma Class B expense ratio (equal to 1.63% of average net assets) are also substantially lower than your fund's current Class B expense ratio (equal to 2.36% of average net assets).

Your fund has not increased its asset size. The trustees do not believe, given your fund's current size and historical growth rate, that your fund will grow to an asset size that would allow your fund to realize the benefits of economies of scale, including better control over expenses. The trustees also do not believe that your fund will reach an asset size which will allow your fund to significantly broaden the diversification of its investment portfolio.

Comparative Performance. The trustees also took into consideration the relative performance of your fund and Strategic Income Fund.


-------------------------------- -------------------------- --------------------------
        Average Annual
         Total Return                   World Bond              Strategic Income
   (without including sales
           charges)
                                 -------------------------- --------------------------
                                 ------------- ------------ ------------ -------------
                                   Class A       Class B      Class A      Class B
                                 ------------- ------------ ------------ -------------
-------------------------------- ------------- ------------ ------------ -------------
1 year ended 5/31/98                3.03%         2.32%       13.43%        12.64%
-------------------------------- ------------- ------------ ------------ -------------
-------------------------------- ------------- ------------ ------------ -------------
3 years ended 5/31/98               4.33%         3.62%       12.60%        11.82%
-------------------------------- ------------- ------------ ------------ -------------
-------------------------------- ------------- ------------ ------------ -------------
5 years ended 5/31/98               4.69%         4.04%       10.13%          --
-------------------------------- ------------- ------------ ------------ -------------
-------------------------------- ------------- ------------ ------------ -------------
10 years ended 5/31/98              4.16%*        5.87%        9.01%       9.34%**
-------------------------------- ------------- ------------ ------------ -------------

*Since Class A shares began operations on January 3, 1992.
**Since Class B shares began operations on October 4, 1993.

Your fund's Class A and Class B shares performance has lagged behind the performance of Strategic Income Fund for all periods shown above.

Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of your fund and Strategic Income Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under your fund's Rule 12b-1 Plans will be reimbursable expenses under Strategic Income Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under Strategic Income Fund's Rule 12b-1 Plans (0.30% and 1.00% of average daily net assets attributable to Class A shares and Class B shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of Class A and Class B of your fund and Strategic Income Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent.

-------------------------------- ------------------------ -----------------------------
 Unreimbursed Distribution and
 Shareholder Service Expenses          World Bond               Strategic Income
                                 ------------------------ -----------------------------
                                 ---------- ------------- -------------- --------------
                                 Class A    Class B       Class A        Class B
                                 ---------- ------------- -------------- --------------
-------------------------------- ---------- ------------- -------------- --------------
Actual expenses as of May 31,     $9,931     $5,601,592   $1,512,118     $7,115,503
1998                               0.04%       24.12%         0.34%          1.81%
-------------------------------- ---------- ------------- -------------- --------------
--------------------------------                          -------------- --------------
Pro forma combined expenses as                            $1,522,049     $12,717,095
of May 31, 1998                                               0.32%          3.05%

-------------------------------- ------------------------ -------------- --------------

If the reorganization had taken place on May 31, 1998, the pro forma combined unreimbursed expenses of Strategic Income Fund's Class A and Class B shares would have been higher than if no reorganization had occurred. Nevertheless, Strategic Income Fund's assumption of your fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under Strategic Income Fund's Rule 12b-1 Plans. These payments will continue to be 0.30% and 1.00% of average daily net assets attributable to Class A and Class B shares, respectively.

John Hancock Funds, Inc. hopes to recover unreimbursed distribution and shareholder service expenses for Class B shares over an extended period of time. However, if Strategic Income Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

Tax Status of the Reorganization

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

         o The reorganization described above will be a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368 of the Code;

         o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to Strategic Income Fund as described above or (2) the distribution by your fund of Strategic Income Fund shares to your fund's shareholders;

         o No gain or loss will be recognized by Strategic Income Fund upon the receipt of your fund's assets solely in exchange for the issuance of Strategic Income Fund shares and the assumption of all of your fund's liabilities by Strategic Income Fund;

         o The basis of the assets of your fund acquired by Strategic Income Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

         o The tax holding period of the assets of your fund in the hands of Strategic Income Fund will include your fund's tax holding period for those assets;

         o The shareholders of your fund will not recognize a gain or a loss upon the exchange of all their shares of your fund solely for Strategic Income Fund shares as part of the reorganization;

         o The basis of Strategic Income Fund shares received by your fund's shareholders in the reorganization will be the same as the basis of the shares of your fund surrendered in exchange; and

         o The tax holding period of the Strategic Income Fund shares you receive will include the tax holding period of the shares of your fund surrendered in the exchange, provided that the shares of your fund were held as capital assets on the reorganization date.

Additional Tax Considerations

As of May 31, 1998, World Bond Fund had capital loss carryovers of approximately $1,621,817, which expire as follows: October 31, 2002--$938,808 and October 31, 2005--$683,009. Capital loss carryovers are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, Strategic Income Fund will be able to use World Bond Fund's capital loss carryovers to offset future realized capital gains, subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.

Additional Terms of Agreement and Plan of Reorganization

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Strategic Income Fund shares. Shareholders may not redeem or transfer Strategic Income Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Strategic Income Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of your fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by Strategic Income Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of Strategic Income Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of your fund, in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Hale and Dorr LLP as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of either your fund or Strategic Income Fund may terminate the Agreement (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. Strategic Income Fund and your fund will each be responsible for its own expenses incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs. These expenses are estimated to be approximately $38,075 in total.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of May 31, 1998, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects pro forma exchange ratios of approximately 1.0724 Class A Strategic Income Fund shares being issued for each Class A share of your fund and approximately 1.1347 Class B Strategic Income Fund shares being issued for each Class B share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Strategic Income Fund and your fund between May 31, 1998 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of Strategic Income Fund and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of Strategic Income Fund and your fund during the same period.

                                  MAY 31, 1998

                               World Bond          Strategic     Pro Forma
                                                    Income
Net Assets                      $42, 519, 460    $963,403,915     $1,005,923,375
Net Asset Value Per Share
  Class A                           $8.89            $7.84             $7.84
  Class B                           $8.89            $7.84             $7.84
  Class C                            --              $7.84             $7.84
Shares Outstanding
  Class A                         2,959,980       62,431,106        65,789,795
  Class B                         1,820,414       60,396,771        62,462,395
  Class C                            --             76,624            76,624

It is impossible to predict how many Class A shares and Class B shares of Strategic Income Fund will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of Strategic Income Fund shares that will actually be received and distributed.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

-------------------------- -----------------------------------------------------
   Type of Information                  Headings in Each Prospectus

-------------------------- -----------------------------------------------------
Organization               Fund Details: Business Structure: How the Funds are
and operation              Organized
-------------------------- -----------------------------------------------------
Investment objective and   Goal and Strategy, Portfolio Securities, Risk
policies                   Factors; Fund Details: Business Structure: Portfolio
                           Trades, Investment Goals, Diversification; More
                           About Risk
-------------------------- -----------------------------------------------------
Portfolio                  Portfolio Management
Management
-------------------------- -----------------------------------------------------
Investment adviser and     Overview: The Management Firm; Fund Details:
distributor                Business Structure, How the Funds are Organized,
                           Sales Compensation

-------------------------- -----------------------------------------------------
Expenses                   Investor Expenses

-------------------------- -----------------------------------------------------
Custodian and              Fund Details: Business Structure: How the Funds are
transfer agent             Organized
-------------------------- -----------------------------------------------------
Shares of beneficial       Your Account: Choosing a Share Class
interest
-------------------------- -----------------------------------------------------
Purchase of shares         Your Account: Choosing a Share Class, How Sales
                           Charges are Calculated, Sales Charge Reductions and
                           Waivers, Opening an Account, Buying Shares;
                           Transaction Policies; Additional Investor Services
-------------------------- -----------------------------------------------------
Redemption                 Your Account: Selling Shares, How Sales Charges are
or sale of shares          Calculated; Transaction Policies; Additional
                           Investor Services; Systematic Withdrawal Plan
-------------------------- -----------------------------------------------------
Dividends, distributions   Dividends and Account Policies
and taxes
-------------------------- -----------------------------------------------------

                     BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of your fund, including the trustees who are not "interested persons" of either fund or the adviser
("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of Strategic Income Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization was in the best interests of Strategic Income Fund and that the interests of Strategic Income Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
                  The trustees of your fund recommend that the
               shareholders of your fund vote for the proposal to approve the agreement and plan of reorganization.


                        VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on the proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether the proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against the proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

If the required approval of shareholders is not obtained, your fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, Inc. and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to your fund at a cost of approximately $1,500.

Revoking Proxies

A World Bond Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of December 9, 1998, _______ and _______ Class A and Class B shares of beneficial interest of your fund were outstanding. Only shareholders of record on December 9, 1998 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of your fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

Your fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of your fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

         o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

         o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

         o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

         o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

         o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the fund, as of November 30, 1998, no person owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of your fund or of the outstanding Class A shares of Strategic Income Fund. As of November 30, 1998, the following person owned of record or beneficially 5% or more of the outstanding Class B shares of Strategic Income Fund.

------------------------------------------ ---------------------------
  Names and Addresses of Owners of More         World Bond Fund
            Than 5% of Shares
------------------------------------------ ---------------------------
------------------------------------------ ---------------------------
  Names and Addresses of Owners of More      Strategic Income Fund
            Than 5% of Shares
------------------------------------------ ---------------------------
------------------------------------------ ---------------------------

As of August 14, 1998, the trustees and officers of your fund and Strategic Income Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.

                                    EXPERTS

The financial statements and the financial highlights of Strategic Income Fund as of May 31, 1998 and for the year then ended; and the unaudited financial statements of the World Bond Fund for the twelve months ended May 31, 1998; are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights as of October 31, 1997 for World Bond Fund and as of May 31, 1998 for Strategic Income Fund have been independently audited by PricewaterhouseCoopers LLP as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                             AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of this material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 9th day of December, 1998, by and between John Hancock Strategic Income Fund (the "Acquiring Fund"), a series of John Hancock Strategic Series, a Massachusetts business trust (the "Trust II"), and John Hancock World Bond Fund (the "Acquired Fund"), a series of John Hancock Investment Trust III, a Massachusetts business trust (the "Trust") each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the issuance of Class A and Class B shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A and/or Class B shares of beneficial interest of the Acquired Fund, as of the close of business on February 19, 1999 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the closing provided for in Paragraph 3.1 hereof (the "Closing"). All computations with respect to the Acquiring Fund shall be provided by Investors Bank & Trust Company (the "Acquiring Fund's Custodian"), as custodian and pricing agent for the Acquiring Fund and, and with respect to the Acquired Fund by State Street Bank and Trust Company (the "Acquired Fund's Custodian).

1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3 The Acquiring Fund and the Acquired Fund shall each bear its own expenses in connection with the transactions contemplated by this Agreement.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares and Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

1.8 Any reporting responsibility of the Trust, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust.

2.   VALUATION

2.1 The net asset values of the Class A and Class B Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A and Class B Acquiring Fund Shares shall be computed by the Aquiring Fund's Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net values of the assets of the Acquired Fund attributable to its Class A and Class B shares to be transferred shall be computed by the Acquired Fund's Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to a class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

2.3 All computations of value shall be made by each Custodian in accordance with its regular practice as pricing agent for its respective Fund.

3.   CLOSING AND CLOSING DATE

3.1 The Closing Date shall be February 19, 1999 or such other date on or before August 31, 1999 as the parties may agree. The Closing shall be held as of 5:00 p.m. at the offices of the Trust II and the Trust, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of the Acquired Fund's Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Acquiring Fund's Custodian for examination no later than five business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund's Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund's Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquiring Fund's Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Acquiring Fund's Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund's Custodian with immediately available funds.

3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before August 31, 1999, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Trust on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

    (a) The Trust is a business trust, duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust;

    (c) The Trust and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust's Declaration of Trust, as amended and restated (the "Trust's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquired Fund is a party or by which it is bound;

    (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

    (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

    (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 1997 and the related statement of operations as well as the unaudited financials dated April 30, 1998 (copies of which have been furnished to the Acquiring Fund) present fairly in all material respects the financial condition of the Acquired Fund as of April 30, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

    (g) Since April 30, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

    (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

    (i)Each of the Acquired Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

    (j)The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

    (l)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Trust and the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

    (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

    (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

    (o) No  consent,   approval,   authorization   or  order  of  any  court  or
        governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

    (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

    (q) The prospectus of the Acquired Fund, dated June 1, 1998 (the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

4.2 The Trust II on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

    (a) The Trust II is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust II nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

    (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a diversified series of the Trust II;

    (c) The prospectus (the "Acquiring Fund Prospectus") and statement of additional information for Class A and Class B shares of the Acquiring Fund, each dated October 1, 1998, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 to be filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

    (d) At the Closing Date, the Trust II on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

    (e) The Trust II and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provisions of the Trust II's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquiring Fund is a party or by which the Trust II or the Acquiring Fund is bound;

    (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

    (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of May 31, 1998 and the related statement of operations (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial condition of the Acquiring Fund as of May 31, 1998 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

    (h) Since May 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust II on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

    (i)Each of the Acquiring Fund and its predecessors has qualified as a regulated investment company for each taxable year of its operation and the Acquiring Fund will qualify as such as of the Closing Date;

    (j)The authorized capital of the Trust II consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

    (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

    (l)The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust II;

    (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

    (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as expressly contemplated herein to the contrary, the Trust on behalf of the Acquired Fund and the Trust II on behalf of Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2 The Trust will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 The Trust on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust II on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.6 The Trust on behalf of the Acquired Fund shall furnish to the Trust II on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust II, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

5.7 The Trust II on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

5.8 The Trust on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRED
     FUND

The obligations of the Trust on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Trust II on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date; and

6.2 The Trust II on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Trust II's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust II on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust II on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust;

7.3 The Trust on behalf of the Acquired Fund shall have delivered to the Trust II on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Trust, in form and substance satisfactory to the Trust II on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquiring Fund shall reasonably request; and

7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation.

8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST AND THE TRUST II

The obligations hereunder of the Trust II on behalf of the Acquiring Fund and the Trust on behalf of the Acquired Fund are each subject to the further conditions that on or before the Closing Date:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust II on behalf of the Acquiring Fund;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust or the Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

8.6 The parties shall have received an opinion of Hale and Dorr LLP, satisfactory to the Trust on behalf of the Acquired Fund and the Trust II on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes:

    (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund; and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

    (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of the Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund;

    (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

    (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund's tax holding period for those assets;

    (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

    (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

    (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

The Trust II and the Trust agree to make and provide representations with respect to the Acquiring Fund and the Acquired Fund, respectively, which are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this Paragraph 8.6. Notwithstanding anything herein to the contrary, neither the Trust nor the Trust II may waive the conditions set forth in this Paragraph 8.6.

9.   BROKERAGE FEES AND EXPENSES

9.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The Acquiring Fund and the Acquired Fund shall each be liable solely for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement whether or not the transactions contemplated hereby are consummated.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust II on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust II, on behalf of the Acquiring Fund, and the Trust on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

    (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

    (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

    (c) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

    (d) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust II, the Acquiring Fund, the Trust, or the Acquired Fund, or the Trustees or officers of the Trust II or the Trust, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Pamela J.
Wilson, Esq.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by on or behalf of the Acquired Fund or the Acquiring Fund, respectively, under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.

                  JOHN HANCOCK STRATEGIC SERIES on behalf of
                  JOHN HANCOCK STRATEGIC INCOME FUND



                  By:
                  -----------------------------------------
                                          Anne C. Hodsdon
                                             President




                  JOHN HANCOCK INVESTMENT TRUST III on behalf of
                  JOHN HANCOCK WORLD BOND FUND



                  By:
                  ------------------------------------------
                                          Susan S. Newton
                                   Vice President and Secretary

 -------------------------------------------------------------------------------

                                  JOHN HANCOCK

                                  Income Funds

                                  [LOGO] Prospectus
                                         October 1, 1998

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


Bond Fund

Government Income Fund

High Yield Bond Fund

Intermediate Maturity
Government Fund

Strategic Income Fund


[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents
--------------------------------------------------------------------------------

A fund-by-fund summary         Bond Fund                                      4
of goals, strategies, risks,
performance and expenses.      Government Income Fund                         6

                               High Yield Bond Fund                           8

                               Intermediate Maturity Government Fund         10

                               Strategic Income Fund                         12


Policies and instructions for  Your account
opening, maintaining and
closing an account in any      Choosing a share class                        14
income fund.                   How sales charges are calculated              14
                               Sales charge reductions and waivers           15
                               Opening an account                            16
                               Buying shares                                 17
                               Selling shares                                18
                               Transaction policies                          20
                               Dividends and account policies                20
                               Additional investor services                  21

Further information on the     Fund details
income funds.
                               Business structure                            22
                               Financial highlights                          23

                               For more information                  back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clipart] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clipart] Main risks The major risk factors associated with the fund.

[Clipart] Past performance The fund's total return, measured year-by-year and over time.

[Clipart] Your expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

DURATION AND INCOME FUNDS

The concept of duration is useful in assessing the sensitivity of an income fund to interest rate movements, which are the main source of risk for almost all income funds. Measured in years, duration is similar to maturity but is a more sophisticated measurement that takes into account the payback periods for the debt securities the fund holds. A 1% rise in interest rates will generally cause a 1% fall in value for every year of an income fund's duration.

The durations given in this prospectus are based on month-end measurements. A fund's duration may be longer or shorter in the future.

JOHN HANCOCK INCOME FUNDS

These funds seek current income without sacrificing total return. Some of the funds also invest for stability of principal. Each fund has its own strategy and its own risk profile.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o  are seeking a regular stream of income

o are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility

o  want to diversify their portfolios

o are seeking a mutual fund for the income portion of an asset allocation portfolio

o  are retired or nearing retirement

Income funds may NOT be appropriate if you:

o  are investing for maximum return over a long time horizon

o  require absolute stability of your principal

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or endorsed by any bank, government agency or the FDIC. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

Bond Fund

GOAL AND STRATEGY

[Clipart] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. government and agency securities and preferred securities. Most of these securities are investment-grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents.

In managing its portfolio, the fund concentrates on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making its sector and industry allocations, the fund tries to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the fund uses bottom-up research to find securities that appear comparatively undervalued. The fund looks at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with that of the markets it invests in. The fund may use certain derivatives (contracts whose value is based on indices or other securities), especially in managing its exposure to interest rate risk, although it does not intend to use them extensively.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1988    1989     1990    1991    1992    1993     1994    1995    1996    1997

 9.85%  12.13%    6.68%  16.59%   8.19%  11.69%   -2.74%  19.46%   4.05%   9.64%

Total return for first six months of 1998: 3.97%

Best quarter:  up 6.57%, second quarter 1995
Worst quarter:  down 2.71%, first quarter 1994

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/97
--------------------------------------------------------------------------------
                                 Class A       Class B      Class C(1)   Index
 1 year                          4.70%         3.90%        --           3.36%
 5 years                         7.17%         --           --           7.72%
 10 years                        8.89%         --           --           9.16%

Index: Lehman Brothers Corporate Bond Index, an unmanaged index of fixed-income securities that are similar, but not identical, to those in the fund's portfolio.

(1) Class C shares began operations on October 1, 1998.

PORTFOLIO MANAGERS

James K. Ho, CFA
--------------------------------------------------------------------------------
Executive vice president of adviser
Joined team in 1988
Joined adviser in 1985
Began career in 1977

Anthony A. Goodchild
--------------------------------------------------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1994
Began career in 1968

Benjamin Matthews
--------------------------------------------------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1995
Began career in 1970

MAIN RISKS

[Clipart] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices fall; the higher the fund's duration, the more sensitive it is to this risk. For the 12 months ended 8/31/98, the fund's duration ranged from approximately 5.1 to 5.7 years.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases     4.50%        none         none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.50%        0.50%        0.50%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.28%        0.28%        0.28%
 Total fund operating expenses                1.08%        1.78%        1.78%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $555         $778         $1,019       $1,708
 Class B - with redemption       $681         $860         $1,164       $1,908
         - without redemption    $181         $560         $  964       $1,908
 Class C - with redemption       $281         $560         $  964       $2,095
         - without redemption    $181         $560         $  964       $2,095

FUND CODES

Class A
--------------------------------------------------------------------------------
Ticker            JHNBX
CUSIP             410223101
Newspaper         BondA
SEC number        811-2402

Class B
--------------------------------------------------------------------------------
Ticker            JHBBX
CUSIP             410223309
Newspaper         BondB
SEC number        811-2402

Class C
--------------------------------------------------------------------------------
Ticker            --
CUSIP             410223200
Newspaper         --
SEC number        811-2402

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Government Income Fund

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. In pursuing these goals, the fund normally invests at least 80% of assets in U.S. government and agency securities.

The fund may invest in higher-risk securities, including dollar-denominated foreign government securities and asset-backed securities. It may also invest up to 10% of assets in foreign governmental high-yield securities (junk bonds) rated as low as B and their unrated equivalents.

In managing its portfolio, the fund considers interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. Because high-yield bonds often respond to market movements differently from US government bonds, the fund may use them to manage volatility.

The fund intends to keep its exposure to interest rate movements generally in line with that of the markets it invests in. The fund may use certain derivatives (contracts whose value is based on indices or other securities), especially in managing its exposure to interest rate risk, although it does not intend to use them extensively.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in high-quality short-term securities. In these cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
        1989     1990    1991    1992    1993     1994    1995    1996    1997

       10.55%    6.98%  15.78%   5.30%   7.65%  -5.29%   17.71%   1.29%   8.67%

Total return for first six months of 1998: 3.41%

Best quarter:  up 6.57%, third quarter 1991
Worst quarter:  down 3.52%, first quarter 1994

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/97
--------------------------------------------------------------------------------
                                               Class A      Class B      Index
 1 year                                        4.55%        3.67%        9.57%
 5 years                                       --           5.43%        7.33%
 10 years                                      --           --           8.87%

Index: Lehman Brothers Treasury Composite Index, an unmanaged index of fixed-income securities that are similar, but not identical, to those in the fund's portfolio.


PORTFOLIO MANAGERS

Barry H. Evans, CFA
--------------------------------------------------------------------------------
Senior vice president of adviser
Joined team in 1995
Joined adviser in 1986
Began career in 1986

Dawn Baillie
--------------------------------------------------------------------------------
Joined team in 1998
Joined adviser in 1985
Began career in 1985

MAIN RISKS

[Clipart] The major factor in this fund's performance is interest rates. When interest rates rise, bond prices fall; the higher the fund's duration, the more sensitive it is to this risk. For the 12 months ended 8/31/98, the fund's duration ranged from approximately 5.3 to 6.1 years. A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Junk bonds and foreign securities could make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.
--------------------------------------------------------------------------------
 Shareholder transaction expenses                          Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases                  4.50%        none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                                         none(1)      5.00%

--------------------------------------------------------------------------------
 Annual operating expenses                                 Class A      Class B
--------------------------------------------------------------------------------
 Management fee                                            0.64%        0.64%
 Distribution and service (12b-1) fees                     0.25%        1.00%
 Other expenses                                            0.21%        0.21%
 Total fund operating expenses                             1.10%        1.85%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $557         $784         $1,029       $1,730
 Class B - with redemption       $688         $882         $1,201       $1,971
         - without redemption    $188         $582         $1,001       $1,971

FUND CODES

Class A
--------------------------------------------------------------------------------
Ticker            JHGIX
CUSIP             41014P854
Newspaper         GvIncA
SEC number        811-3006

Class B
--------------------------------------------------------------------------------
Ticker            TSGIX
CUSIP             41014P847
Newspaper         GvIncB
SEC number        811-3006

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

High Yield Bond Fund

GOAL AND STRATEGY

[Clipart] The fund seeks to maximize current income without assuming undue risk. Capital appreciation is a secondary goal. In pursuing these goals, the fund normally invests at least 65% of assets in U.S. and foreign bonds rated BBB/Baa or lower and their unrated equivalents. The fund may invest up to 30% of assets in junk bonds rated CC/Ca and their unrated equivalents.

In managing its portfolio, the fund concentrates on industry allocation and securities selection: deciding which types of industries to emphasize at a given time, and then which individual bonds to buy. The fund uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

In choosing individual securities, the fund uses bottom-up research to find securities that appear comparatively undervalued. The fund looks at the financial condition of the issuers as well as the collateralization and other features of the securities themselves.

The fund also looks at companies' financing cycles to determine which types of securities (for example, bonds, preferred stocks or common stocks) to favor. The fund typically invests in a broad range of industries, although it may invest up to 40% of assets in electric utilities and telecommunications companies.

The fund may use certain higher-risk investments, including derivatives (contracts whose value is based on indices or other securities) and restricted or illiquid securities, and may invest up to 20% of net assets in U.S. and foreign stocks.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class B year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1988    1989     1990    1991    1992    1993     1994    1995    1996    1997

 6.87%  -5.05%   -6.57%  33.84%  13.33%  21.40%   -6.06%  14.53%  15.13%  16.88%

Total return for first six months of 1998: 5.10%

Best quarter:  up 13.37%, first quarter 1991
Worst quarter:  down 4.20%, fourth quarter 1990

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/97
--------------------------------------------------------------------------------
                                 Class A       Class B      Class C(1)   Index
 1 year                          12.46%        11.88%       --           12.76%
 5 years                         --            11.70%       --           11.64%
 10 years                        --             9.72%       --           11.65%

Index: Lehman Brothers High Yield Bond Index, an unmanaged index of fixed-income securities that are similar, but not identical, to those in the fund's portfolio.

(1) Class C shares began operations on May 1, 1998.

PORTFOLIO MANAGERS

Arthur N. Calavritinos, CFA
--------------------------------------------------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1988
Began career in 1986

Frederick L. Cavanaugh, Jr.
--------------------------------------------------------------------------------
Senior vice president of adviser
Joined team in 1988
Joined adviser in 1986
Began career in 1973

Janet L. Clay, CFA
--------------------------------------------------------------------------------
Vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1990

MAIN RISKS

[Clipart] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices fall; the higher the fund's duration, the more sensitive it is to this risk. For the 12 months ended 8/31/98, the fund's duration ranged from approximately 3.6 to 4.5 years.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. Junk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o If the fund concentrates its investments in telecommunications or electric utilities, its performance could be tied more closely to those industries than to the market as a whole.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases     4.50%        none         none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.52%        0.52%        0.52%
 Distribution and service (12b-1) fees        0.25%        1.00%        1.00%
 Other expenses                               0.20%        0.20%        0.20%
 Total fund operating expenses                0.97%        1.72%        1.72%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $545         $745         $  962       $1,586
 Class B - with redemption       $675         $842         $1,133       $1,830
         - without redemption    $175         $542         $  933       $1,830
 Class C - with redemption       $275         $542         $  933       $2,030
         - without redemption    $175         $542         $  933       $2,030

FUND CODES

Class A
--------------------------------------------------------------------------------
Ticker            JHHBX
CUSIP             41014P839
Newspaper         HiYldA
SEC number        811-3006

Class B
--------------------------------------------------------------------------------
Ticker            TSHYX
CUSIP             41014P821
Newspaper         HiYldB
SEC number        811-3006

Class C
--------------------------------------------------------------------------------
Ticker            --
CUSIP             41014P813
Newspaper         --
SEC number        811-3006

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Intermediate Maturity Government Fund

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. In pursuing this goal, the fund normally invests at least 80% of assets in U.S. government and agency securities. Although the fund may invest in bonds of any maturity, it maintains a dollar-weighted average maturity of between three and ten years. The fund generally keeps its overall duration between two and five years.

In managing its portfolio, the fund considers interest rate trends to determine which types of bonds to emphasize at a given time. The fund typically favors mortgage-related securities when it anticipates that interest rates will be relatively stable, and favors U.S. Treasuries at other times. The fund also invests in non-Treasury securities to enhance its current yields.

The fund may use certain derivatives (contracts whose value is based on indices or other securities), especially in managing its exposure to interest rate risk. It may also invest up to 20% of assets in asset-backed or corporate debt securities in the highest credit category (those rated AAA/Aaa and their unrated equivalents). However, it does not intend to use any of these investments extensively.

In abnormal market conditions, the fund may temporarily invest more than 20% of assets in high-quality short-term securities. In these cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with broad-based market indices for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                  1992    1993     1994    1995    1996    1997

                                  6.56%   3.95%    1.07%  10.27%   3.32%   8.79%

Total return for first six months of 1998: 3.37%

Best quarter:  up 3.25%, fourth quarter 1995
Worst quarter:  down 1.35%, first quarter 1996

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/97
--------------------------------------------------------------------------------
                                 Class A       Class B      Index 1      Index 2
 1 year                          5.52%         4.97%        8.52%        7.72%
 5 years                         4.78%         4.72%        6.22%        6.39%
 10 years                        --            --           N/A          8.13%

Index 1: Lipper Intermediate U.S. Government Index, an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of five to ten years.

Index 2: Lehman Brothers Government Bond Index, an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. government agency bonds.

PORTFOLIO MANAGERS

Barry H. Evans, CFA
--------------------------------------------------------------------------------
Senior vice president of adviser
Joined team in 1995
Joined adviser in 1986
Began career in 1986

Dawn Baillie
--------------------------------------------------------------------------------
Joined team in 1998
Joined adviser in 1985
Began career in 1985

MAIN RISKS

[Clipart] The major factor in this fund's performance is interest rates. When interest rates rise, bond prices fall; the higher the fund's duration, the more sensitive it is to this risk. For the 12 months ended 8/31/98, the fund's duration ranged from approximately 4.2 to 4.4 years. A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                          Class A      Class B
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases                  3.00%        none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                                         none(1)      3.00%

--------------------------------------------------------------------------------
 Annual operating expenses                                 Class A      Class B
--------------------------------------------------------------------------------
 Management fee                                            0.40%        0.40%
 Distribution and service (12b-1) fees                     0.25%        1.00%
 Other expenses                                            0.51%        0.51%
 Total fund operating expenses                             1.16%        1.91%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $415         $657         $  919       $1,667
 Class B - with redemption       $494         $800         $1,032       $1,775
         - without redemption    $194         $600         $1,032       $1,775

FUND CODES

Class A
--------------------------------------------------------------------------------
Ticker            TAUSX
CUSIP             41014P102
Newspaper         IntGvA
SEC number        811-3006

Class B
--------------------------------------------------------------------------------
Ticker            TSUSX
CUSIP             41014P201
Newspaper         --
SEC number        811-3006

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Strategic Income Fund

GOAL AND STRATEGY

[Clipart] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets

o  U.S. government and agency securities

o  U.S. junk bonds rated as low as CC/Ca and their unrated equivalents

The fund generally intends to keep its average credit quality in the investment-grade range.

In managing its portfolio, the fund uses top-down analysis to allocate assets among the three major sectors mentioned above. Although it could invest all assets in one sector, it generally expects to remain diversified among all three.

Within the foreign sector, the fund uses a combination of bottom-up research and macroeconomic analysis to select individual securities from a range of regions, countries and industries. These securities may be rated as low as CC/Ca and their unrated equivalents.

Within the U.S. government sector, the fund selects investments primarily for current yield and total return.

Within the junk bond sector, the fund uses bottom-up research to select individual securities from a wide range of industries.

The fund may use certain higher-risk investments, including derivatives (contracts whose value is based on indices or other securities), restricted or illiquid securities, and may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[Clipart] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks and potential rewards. The average annual figures reflect sales charges; the year-by-year figures do not, and would be lower if they did. All figures assume dividend reinvestment. Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Class A year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
 1988    1989     1990    1991    1992    1993     1994    1995    1996    1997

13.74%  -0.41%   -9.83%  33.58%   7.68%  13.93%   -3.02%  18.73%  11.63%  12.67%

Total return for first six months of 1998: 4.59%

Best quarter:  up 15.09%, first quarter 1991
Worst quarter:  down 6.68%, third quarter 1990

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/97
--------------------------------------------------------------------------------
                                 Class A       Class B      Class C(1)   Index
 1 year                          7.60%         6.89%        --           7.87%
 5 years                         9.52%         --           --           6.67%
 10 years                        8.75%         --           --           8.34%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

(1) Class C shares began operations on May 1,1998.

PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
--------------------------------------------------------------------------------
Senior vice president of adviser
Joined team in 1986
Joined adviser in 1986
Began career in 1973

Arthur N. Calavritinos, CFA
--------------------------------------------------------------------------------
Vice president of adviser
Joined team in 1995
Joined adviser in 1988
Began career in 1986

Roger C. Hamilton
--------------------------------------------------------------------------------
Vice president of adviser
Joined team in 1998
Joined adviser in 1994
Began career in 1980

MAIN RISKS

[Clipart] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices fall; the higher the fund's duration, the more sensitive it is to this risk. For the 12 months ended 8/31/98, the fund's duration ranged from approximately 4.6 to 6.4 years.

A fall in worldwide demand for U.S. government securities could lower the prices of these securities. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

Any governmental guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable dividends.

================================================================================

YOUR EXPENSES

[Clipart] Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
 Shareholder transaction expenses             Class A      Class B      Class C
--------------------------------------------------------------------------------
 Maximum sales charge (load) on purchases     4.50%        none         none
 Maximum deferred sales charge (load)
 as a % of purchase or sale price,
 whichever is less                            none(1)      5.00%        1.00%

--------------------------------------------------------------------------------
 Annual operating expenses                    Class A      Class B      Class C
--------------------------------------------------------------------------------
 Management fee                               0.40%        0.40%        0.40%
 Distribution and service (12b-1) fees        0.30%        1.00%        1.00%
 Other expenses                               0.22%        0.22%        0.22%
 Total fund operating expenses                0.92%        1.62%        1.62%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
 Expenses                        Year 1       Year 3       Year 5       Year 10
--------------------------------------------------------------------------------
 Class A                         $540         $730         $  936       $1,530
 Class B - with redemption       $665         $811         $1,081       $1,733
         - without redemption    $165         $511         $  881       $1,733
 Class C - with redemption       $265         $511         $  881       $1,922
         - without redemption    $165         $511         $  881       $1,922

FUND CODES

Class A
--------------------------------------------------------------------------------
Ticker            JHFIX
CUSIP             410227102
Newspaper         StrIncA
SEC number        811-4651

Class B
--------------------------------------------------------------------------------
Ticker            STIBX
CUSIP             410227300
Newspaper         StrIncB
SEC number        811-4651

Class C
--------------------------------------------------------------------------------
Ticker            --
CUSIP             410227888
Newspaper         --
SEC number        811-4651

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------

o  Front-end sales charges, as described at right.

o Distribution and service (12b-1) fees of 0.25% (0.30% for Bond and Strategic Income).

--------------------------------------------------------------------------------
 Class B
--------------------------------------------------------------------------------

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o  A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after either five years (Intermediate Maturity Government) or eight years (all other funds), thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C
--------------------------------------------------------------------------------

Currently available only on Bond, High Yield Bond and Strategic Income.

o  No front-end sales charge; all your money goes to work for you right away.

o  Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.


For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than if they had paid a sales charge.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
 Sales charges - Intermediate Maturity Government
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $99,999              3.00%           3.09%
 $100,000 - $499,999        2.50%           2.56%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Sales charges - all other funds
--------------------------------------------------------------------------------
                            As a % of       As a % of your
 Your investment            offering price  investment
 Up to $99,999              4.50%           4.71%
 $100,000 - $249,999        3.75%           3.90%
 $250,000 - $499,999        2.75%           2.83%
 $500,000 - $999,999        2.00%           2.04%
 $1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments - all funds
--------------------------------------------------------------------------------
 Your investment                            CDSC on shares
                                            being sold
 First $1M - $4,999,999                     1.00%
 Next $1 - $5M above that                   0.50%
 Next $1 or more above that                 0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the last day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

14  YOUR ACCOUNT

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
 Class B deferred charges - all funds
--------------------------------------------------------------------------------
 Years after    CDSC on Intermediate     CDSC on all
 purchase       Maturity Government      other fund shares
                shares being sold        being sold
 1st year       3.00%                    5.00%
 2nd year       2.00%                    4.00%
 3rd year       2.00%                    3.00%
 4th year       1.00%                    3.00%
 5th year       none                     2.00%
 6th year       none                     1.00%
 After 6 years  none                     none

--------------------------------------------------------------------------------
 Class C deferred charges - all applicable funds
--------------------------------------------------------------------------------
 Years after purchase                    CDSC
 1st year                                1.00%
 After 1 year                            none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250), and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o  to make payments through certain systematic withdrawal plans

o  to make certain distributions from a retirement plan

o  because of shareholder death or disability

o  to purchase a John Hancock Declaration annuity

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

                                                                 YOUR ACCOUNT 15

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o  selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o  certain insurance company contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI (see the back cover of this prospectus).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o non-retirement account: $1,000
   o retirement account: $250
   o group investments: $250
   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month
   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

16  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
              Opening an account               Adding to an account

--------------------------------------------------------------------------------
By check
--------------------------------------------------------------------------------
[Clipart]     o  Make out a check for the      o  Make out a check for the
                 investment amount, payable       investment amount payable
                 to "John Hancock Signature       to "John Hancock Signature
                 Services, Inc."                  Services, Inc."

              o  Deliver the check and your    o  Fill out the detachable
                 completed application to         investment slip from an
                 your financial                   account statement. If no
                 representative, or mail to       slip is available, include
                 Signature Services (address      a note specifying the fund
                 below).                          name, your share class,
                                                  your account number and the
                                                  name(s) in which the
                                                  account is registered.

                                               o  Deliver the check and your
                                                  investment slip or note to
                                                  your financial
                                                  representative, or mail to
                                                  Signature Services (address
                                                  below).

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------
[Clipart]     o  Call your financial           o  Call your financial
                 representative or Signature      representative or Signature
                 Services to request an           Services to request an
                 exchange.                        exchange.

--------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------
[Clipart]     o  Deliver your completed        o  Instruct your bank to wire
                 application to your              the amount of your
                 financial representative,        investment to:
                 or mail it to Signature            First Signature Bank & Trust
                 Services.                          Account # 900000260
                                                    Routing # 211475000
              o  Obtain your account number
                 by calling your financial     Specify the fund name, your
                 representative or Signature   share class, your account
                 Services.                     number and the name(s) in
                                               which the account is
              o  Instruct your bank to wire    registered. Your bank may
                 the amount of your            charge a fee to wire funds.
                 investment to:
                   First Signature Bank & Trust
                   Account # 900000260
                   Routing # 211475000

              Specify the fund name, your
              choice of share class, the new
              account number and the name(s)
              in which the account is
              registered. Your bank may
              charge a fee to wire funds.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------
[Clipart]     See "By wire" and "By exchange." o  Verify that your bank or credit union is a member of
                                                  the Automated Clearing
                                                  House (ACH) system.

                                               o  Complete the
                                                  "Invest-By-Phone" and "Bank
                                                  Information" sections on
                                                  your account application.

                                               o  Call Signature Services to
                                                  verify that these features
                                                  are in place on your
                                                  account.

                                               o  Tell the Signature Services
                                                  representative the fund
                                                  name, your share class,
                                                  your account number, the
                                                  name(s) in which the
                                                  account is registered and
                                                  the amount of your
                                                  investment.

-----------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for
instructions and assistance.
-----------------------------------------------

                       To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
              Designed for                    To sell some or all of your shares

--------------------------------------------------------------------------------
By letter
--------------------------------------------------------------------------------
[Clipart]     o  Accounts of any type.        o  Write a letter of
                                                 instruction or complete a
              o  Sales of any amount.            stock power indicating the
                                                 fund name, your share
                                                 class, your account number,
                                                 the name(s) in which the
                                                 account is registered and
                                                 the dollar value or number
                                                 of shares you wish to sell.

                                              o  Include all signatures and
                                                 any additional documents
                                                 that may be required (see
                                                 next page).

                                              o  Mail the materials to
                                                 Signature Services.

                                              o  A check will be mailed to
                                                 the name(s) and address in
                                                 which the account is
                                                 registered, or otherwise
                                                 according to your letter of
                                                 instruction.

--------------------------------------------------------------------------------
By phone
--------------------------------------------------------------------------------
[Clipart]     o  Most accounts.               o  For automated service 24
                                                 hours a day using your
              o  Sales of up to $100,000.        touch-tone phone, call the
                                                 EASI-Line at
                                                 1-800-338-8080.

                                              o  To place your order with a
                                                 representative at John
                                                 Hancock Funds, call
                                                 Signature Services between
                                                 8 A.M. and 4 P.M. Eastern
                                                 Time on most business days.

--------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
--------------------------------------------------------------------------------
[Clipart]     o  Requests by letter to sell   o  Fill out the "Telephone
                 any amount (accounts of any     Redemption" section of your
                 type).                          new account application.

              o  Requests by phone to sell    o  To verify that the
                 up to $100,000 (accounts        telephone redemption
                 with telephone redemption       privilege is in place on an
                 privileges).                    account, or to request the
                                                 forms to add it to an
                                                 existing account, call
                                                 Signature Services.

                                              o  Amounts of $1,000 or more
                                                 will be wired on the next
                                                 business day. A $4 fee will
                                                 be deducted from your
                                                 account.

                                              o  Amounts of less than $1,000
                                                 may be sent by EFT or by
                                                 check. Funds from EFT
                                                 transactions are generally
                                                 available by the second
                                                 business day. Your bank may
                                                 charge a fee for this
                                                 service.

--------------------------------------------------------------------------------
By exchange
--------------------------------------------------------------------------------
[Clipart]     o  Accounts of any type.        o  Obtain a current prospectus
                                                 for the fund into which you
              o  Sales of any amount.            are exchanging by calling
                                                 your financial
                                                 representative or Signature
                                                 Services.

                                              o  Call your financial
                                                 representative or Signature
                                                 Services to request an
                                                 exchange.

--------------------------------------------------------------------------------
By check
--------------------------------------------------------------------------------

[Clipart]     o  Government Income,           o  Request checkwriting on
                 Intermediate Maturity           your account application.
                 Government, and Strategic
                 Income only.                 o  Verify that the shares to
                                                 be sold were purchased more
              o  Any account with                than 10 days earlier or
                 checkwriting privileges.        were purchased by wire.

              o  Sales of over $100.          o  Write a check for any
                                                 amount over $100.

18  YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days

o  you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                   Requirements for written requests
                                                                       [Clipart]
--------------------------------------------------------------------------------

Owners of individual, joint, sole        o  Letter of instruction.
proprietorship, UGMA/UTMA (custodial
accounts for minors) or general partner  o  On the letter, the signatures and
accounts.                                   titles of all persons authorized to
                                            sign for the account, exactly as the
                                            account is registered.

                                         o  Signature guarantee if applicable
                                            (see above).

Owners of corporate or association       o  Letter of instruction.
accounts.
                                         o  Corporate resolution, certified
                                            within the past 12 months.

                                         o  On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                         o  Signature guarantee if applicable
                                            (see above).

Owners or trustees of trust accounts.    o  Letter of instruction.

                                         o  On the letter, the signature(s) of
                                            the trustee(s).

                                         o  Provide a copy of the trust document
                                            certified within the past 12 months.

                                         o  Signature guarantee if applicable
                                            (see above).

Joint tenancy shareholders whose         o  Letter of instruction signed by
co-tenants are deceased.                    surviving tenant.

                                         o  Copy of death certificate.

                                         o  Signature guarantee if applicable
                                            (see above).

Executors of shareholder estates.        o  Letter of instruction signed by
                                            executor.

                                         o  Copy of order appointing executor,
                                            certified within the past 12 months.

                                         o  Signature guarantee if applicable
                                            (see above).

Administrators, conservators, guardians  o  Call 1-800-225-5291 for
and other sellers or account types not      instructions.
listed above.
-----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative
for instructions and assistance.
-----------------------------------------

                        To sell shares through a systematic withdrawal plan, see "Additional investor services."

                                                                 YOUR ACCOUNT 19

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements  In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance

o  after any changes of name or address of the registered owner(s)

o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

20  YOUR ACCOUNT

Taxability of dividends Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

Year 2000 compliance The adviser and the funds' service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the funds' operations or financial markets generally.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.

o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds offers a range of retirement plans, including traditional, Roth and Education IRAs, SIMPLE plans, SEPs, 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

                                                                 YOUR ACCOUNT 21

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Government Income, High Yield Bond and Intermediate Maturity Government funds have the power to change these funds' respective investment goals without shareholder approval.

Management fees The management fees paid to the investment adviser by the John Hancock income funds last year are as follows:

--------------------------------------------------------------------------------
 Fund                                      % of net assets
--------------------------------------------------------------------------------
 Bond                                      0.50%
 Government Income                         0.64%
 High Yield Bond                           0.52%
 Intermediate Maturity Government          0.40%
 Strategic Income                          0.40%

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

                                                                         Asset
                                                                      management
                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodian

                          Investors Bank and Trust Co.

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------

22  FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

Bond Fund

Figures audited by Ernst & Young LLP.

---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                   12/93         12/94       12/95         12/96     5/97(1)          5/98
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $15.29        $15.53      $13.90        $15.40      $14.90        $14.78
Net investment income (loss)                               1.14          1.12        1.12          1.09        0.44          1.05(2)
Net realized and unrealized gain (loss) on
  investments and financial futures contracts              0.62         (1.55)       1.50         (0.50)      (0.12)         0.47
Total from investment operations                           1.76         (0.43)       2.62          0.59        0.32          1.52
Less distributions:
  Dividends from net investment income                    (1.14)        (1.12)      (1.12)        (1.09)      (0.44)        (1.05)
  Distributions from net realized gain on
    investments sold and financial futures contracts      (0.38)        (0.08)         --            --          --            --
  Total distributions                                     (1.52)        (1.20)      (1.12)        (1.09)      (0.44)        (1.05)
Net asset value, end of period                           $15.53        $13.90      $15.40        $14.90      $14.78        $15.25
Total investment return at net asset value(3) (%)         11.80         (2.75)      19.40          4.11        2.22(4)      10.54
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)          1,505,754     1,326,058   1,535,204     1,416,116   1,361,924     1,327,728
Ratio of expenses to average net assets (%)                1.41          1.26        1.13          1.14        1.11(5)       1.08
Ratio of net investment income (loss) to
  average net assets (%)                                   7.18          7.74        7.58          7.32        7.38(5)       6.90
Portfolio turnover rate (%)                                 107            85         103(6)        123          58           198

---------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                12/93(7)         12/94       12/95         12/96     5/97(1)          5/98
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                     $15.90        $15.52      $13.90        $15.40      $14.90        $14.78
Net investment income (loss)                               0.11          1.04        1.02          0.98        0.40          0.95(2)
Net realized and unrealized gain (loss) on
  investments and financial futures contracts                --         (1.54)       1.50         (0.50)      (0.12)         0.47
Total from investment operations                           0.11         (0.50)       2.52          0.48        0.28          1.42
Less distributions:
  Dividends from net investment income                    (0.11)        (1.04)      (1.02)        (0.98)      (0.40)        (0.95)
  Distributions from net realized gain on
    investments sold and financial futures contracts      (0.38)        (0.08)         --            --          --            --
  Total distributions                                     (0.49)        (1.12)      (1.02)        (0.98)      (0.40)        (0.95)
Net asset value, end of period                           $15.52        $13.90      $15.40        $14.90      $14.78        $15.25
Total investment return at net asset value(3) (%)          0.90(4)      (3.13)      18.66          3.38        1.93(4)       9.78
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)              4,125        40,299      98,739       134,112     132,885       165,983
Ratio of expenses to average net assets (%)                1.63(5)       1.78        1.75          1.84        1.81(5)       1.78
Ratio of net investment income (loss) to
  average net assets (%)                                   0.57(5)       7.30        6.87          6.62        6.68(5)       6.18
Portfolio turnover rate (%)                                 107            85         103(6)        123          58           198

(1) Effective May 31, 1997, the fiscal year end changed from December 31 to May 31.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) Annualized.

(6) Portfolio turnover rate excludes merger activity.

(7) Class B shares began operations on November 23, 1993.

                                                                 FUND DETAILS 23

Government Income Fund

Figures audited by Ernst & Young LLP.

---------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                10/94(1)       10/95(2)      10/96     5/97(3)        5/98
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                     $8.85          $8.75       $9.32       $9.07       $8.93
Net investment income (loss)                                              0.06           0.72        0.65(4)     0.37(4)     0.62(4)
Net realized and unrealized gain (loss) on investments                   (0.10)          0.57       (0.25)      (0.14)       0.32
Total from investment operations                                         (0.04)          1.29        0.40        0.23        0.94
Less distributions:
  Dividends from net investment income                                   (0.06)         (0.72)      (0.65)      (0.37)      (0.62)
Net asset value, end of period                                           $8.75          $9.32       $9.07       $8.93       $9.25
Total investment return at net asset value(5) (%)                        (0.45)(6,7)    15.32(7)     4.49        2.57(6)    10.82
Total adjusted investment return at net asset value(5) (%)               (0.46)(6)      15.28          --          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                               223        470,569     396,323     359,758     339,572
Ratio of expenses to average net assets(7) (%)                            0.12(6)        1.19        1.17        1.13(8)     1.10
Ratio of net investment income (loss) to average net assets(7) (%)        0.71(6)        7.38        7.10        7.06(8)     6.79
Portfolio turnover rate (%)                                                 92            102(9)      106         129         106
Debt outstanding at end of period (000s omitted)(10) ($)                    --             --          --          --          --
Average daily debt outstanding during the period (000s omitted)(10) ($)    349            N/A         N/A         N/A         N/A
Average monthly shares outstanding during the period (000s omitted)     28,696            N/A         N/A         N/A         N/A
Average daily debt outstanding per share during the period(10) ($)        0.01            N/A         N/A         N/A         N/A

---------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                        10/93       10/94      10/95(2)      10/96     5/97(3)        5/98
---------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $9.83      $10.05        $8.75       $9.32       $9.08       $8.93
Net investment income (loss)                                    0.70        0.65         0.65        0.58(4)     0.33(4)     0.55(4)
Net realized and unrealized gain (loss) on investments          0.24       (1.28)        0.57       (0.24)      (0.15)       0.32
Total from investment operations                                0.94       (0.63)        1.22        0.34        0.18        0.87
Less distributions:
  Dividends from net investment income                         (0.72)      (0.65)       (0.65)      (0.58)      (0.33)      (0.55)
  Distributions from net realized gain on investments sold        --       (0.02)          --          --          --          --
  Total distributions                                          (0.72)      (0.67)       (0.65)      (0.58)      (0.33)      (0.55)
Net asset value, end of period                                $10.05       $8.75        $9.32       $9.08       $8.93       $9.25
Total investment return at net asset value(5) (%)               9.86(7)    (6.42)(7)    14.49(7)     3.84        2.02(6)    10.01
Total adjusted investment return at net asset value(5) (%)      9.85       (6.43)       14.47          --          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                 293,413     241,061      226,954     178,124     153,390     117,830
Ratio of expenses to average net assets (%)                     2.00(7)     1.93(7)      1.89(7)     1.90        1.86(8)     1.85
Ratio of net investment income (loss) to average net
  assets (%)                                                    7.06(7)     6.98(7)      7.26(7)     6.37        6.32(8)     6.05
Portfolio turnover rate (%)                                      138          92          102(9)      106         129         106
Debt outstanding at end of period (000s omitted)(10) ($)          --          --           --          --          --          --
Average daily debt outstanding during the period
  (000s omitted)(10) ($)                                         503         349          N/A         N/A         N/A         N/A
Average monthly shares outstanding during the period
  (000s omitted)                                              26,378      28,696          N/A         N/A         N/A         N/A
Average daily debt outstanding per share during the
  period(10) ($)                                                0.02        0.01          N/A         N/A         N/A         N/A

(1) Class A shares began operations on September 30, 1994.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3) Effective May 31, 1997, the fiscal year end changed from October 31 to May
    31.

(4) Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6) Not annualized.

(7) Excludes interest expense, which equalled 0.01% and 0.04% for Class A for the years ended October 31, 1994, and 1995 respectively, and 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1993, 1994 and 1995, respectively.

(8) Annualized.

(9) Portfolio turnover rate excludes merger activity.

(10) Debt outstanding consists of reverse repurchase agreements entered into during the year.

24  FUND DETAILS

High Yield Bond Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------
Class A -- period ended:                           10/93(1)         10/94      10/95(2)      10/96       5/97(3)          5/98
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                  $8.10         $8.23         $7.33      $7.20         $7.55         $7.87
Net investment income (loss)                           0.33          0.80(4)       0.72       0.76(4)       0.45          0.78(4)
Net realized and unrealized gain (loss)
  on investments                                       0.09         (0.83)        (0.12)      0.35          0.32          0.51
Total from investment operations                       0.42         (0.03)         0.60       1.11          0.77          1.29
Less distributions:
  Dividends from net investment income                (0.29)        (0.82)        (0.73)     (0.76)        (0.45)        (0.78)
  Distributions from net realized gain on
    investments sold                                     --         (0.05)           --         --            --         (0.12)
  Total distributions                                 (0.29)        (0.87)        (0.73)     (0.76)        (0.45)        (0.90)
Net asset value, end of period                        $8.23         $7.33         $7.20      $7.55         $7.87         $8.26
Total investment return at net asset value(5) (%)      4.96(6)      (0.59)         8.83      16.06         10.54(6)      17.03
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)          2,344        11,696        26,452     52,792        97,925       273,277
Ratio of expenses to average net assets (%)            0.91(7)       1.16          1.16       1.10          1.05(7)       0.97
Ratio of net investment income (loss) to average
  net assets (%)                                      12.89(7)      10.14         10.23      10.31         10.19(7)       9.33
Portfolio turnover rate (%)                             204           153            98        113            78           100

------------------------------------------------------------------------------------------------------------------------------
Class B -- period ended:                              10/93         10/94      10/95(2)      10/96       5/97(3)          5/98
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                  $7.43         $8.23         $7.33      $7.20         $7.55         $7.87
Net investment income (loss)                           0.80          0.74(4)       0.67       0.70(4)       0.42          0.71(4)
Net realized and unrealized gain (loss)
  on investments                                       0.75         (0.83)        (0.13)      0.35          0.32          0.51
Total from investment operations                       1.55         (0.09)         0.54       1.05          0.74          1.22
Less distributions:
  Dividends from net investment income                (0.75)        (0.76)        (0.67)     (0.70)        (0.42)        (0.71)
  Distributions from net realized gain on
    investments sold                                     --         (0.05)           --         --            --         (0.12)
  Total distributions                                 (0.75)        (0.81)        (0.67)     (0.70)        (0.42)        (0.83)
Net asset value, end of period                        $8.23         $7.33         $7.20      $7.55         $7.87         $8.26
Total investment return at net asset value(5) (%)     21.76         (1.33)         7.97      15.24         10.06(6)      16.16
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)        154,214       160,739       180,586    242,944       379,024       798,170
Ratio of expenses to average net assets (%)            2.08          1.91          1.89       1.82          1.80(7)       1.72
Ratio of net investment income (loss) to average
  net assets (%)                                      10.07          9.39          9.42       9.49          9.45(7)       8.62
Portfolio turnover rate (%)                             204           153            98        113            78           100

                                                                FUND DETAILS  25

High Yield Bond Fund continued

----------------------------------------------------------------------------
Class C - period ended:                                              5/98(8)
----------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $8.45
Net investment income (loss)(4)                                         0.06
Net realized and unrealized gain (loss) on investments                 (0.19)
Total from investment operations                                       (0.13)
Less distributions:
  Dividends from net investment income                                 (0.06)
  Distributions from net realized gain on investments sold                --
  Total distributions                                                  (0.06)
Net asset value, end of period                                         $8.26
Total investment return at net asset value(5) (%)                      (1.59)(6)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                           3,195
Ratio of expenses to average net assets (%)                             1.72(7)
Ratio of net investment income (loss) to average net assets (%)         6.70(7)
Portfolio turnover rate (%)                                              100

(1) Class A shares began operations on June 30, 1993.

(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(3) Effective May 31, 1997, the fiscal year end changed from October 31 to May
    31.

(4) Based on the average of the shares outstanding at the end of each month.

(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(6) Not annualized.

(7) Annualized.

(8) Class C shares began operations on May 1, 1998.


26  FUND DETAILS

Intermediate Maturity Government Fund

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            3/94     3/95(1)      3/96        3/97   5/97(2)       5/98
------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $10.05      $9.89      $9.79       $9.69    $9.37       $9.46
Net investment income (loss)                                       0.41       0.49       0.62        0.67     0.11(3)     0.62(3)
Net realized and unrealized gain (loss) on investments            (0.16)     (0.11)     (0.08)      (0.25)    0.09        0.26
Total from investment operations                                   0.25       0.38       0.54        0.42     0.20        0.88
Less distributions:
  Dividends from net investment income                            (0.41)     (0.48)     (0.64)      (0.66)   (0.11)      (0.62)
  Distributions from net realized gain on investments sold           --         --         --       (0.08)      --          --
  Total distributions                                             (0.41)     (0.48)     (0.64)      (0.74)   (0.11)      (0.62)
Net asset value, end of period                                    $9.89      $9.79      $9.69       $9.37    $9.46       $9.72
Total investment return at net asset value(4) (%)                  2.51       3.98       5.60        4.56     2.13(6)     9.56
Total adjusted investment return at net asset value(4,5) (%)       2.27       3.43       4.83        4.19     1.93(6)     9.49
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     24,310     12,950     29,024      22,043   22,755     163,358
Ratio of expenses to average net assets (%)                        0.75(7)    0.80(7)    0.75(7)     0.75     0.75(8)     1.09
Ratio of adjusted expenses to average net assets(9) (%)            0.99(7)    1.35(7)    1.45(7)     1.12     1.92(8)     1.16
Ratio of net investment income (loss) to average net assets (%)    4.09       4.91       6.49        6.99     7.07(8)     6.43
Ratio of adjusted net investment income (loss) to
  average assets(9) (%)                                            3.85       4.36       5.79        6.62     5.90(8)     6.36
Fee reduction per share(3) ($)                                     0.02       0.05       0.07        0.04     0.02        0.01
Portfolio turnover rate (%)                                         244        341        423(10)     427       77         250(10)

---------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            3/94    3/95(1)     3/96       3/97   5/97(2)       5/98
---------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                             $10.05     $9.89     $9.79      $9.69    $9.37       $9.46
Net investment income (loss)                                       0.34      0.43      0.57       0.60     0.10(3)     0.55(3)
Net realized and unrealized gain (loss) on investments            (0.16)    (0.11)    (0.10)     (0.24)    0.09        0.26
Total from investment operations                                   0.18      0.32      0.47       0.36     0.19        0.81
Less distributions:
  Dividends from net investment income                            (0.34)    (0.42)    (0.57)     (0.60)   (0.10)      (0.55)
  Distributions from net realized gain on investments sold           --        --        --      (0.08)      --          --
  Total distributions                                             (0.34)    (0.42)    (0.57)     (0.68)   (0.10)      (0.55)
Net asset value, end of period                                    $9.89     $9.79     $9.69      $9.37    $9.46       $9.72
Total investment return at net asset value(4) (%)                  1.85      3.33      4.92       3.84     2.01(6)     8.74
Total adjusted investment return at net asset value(4,5) (%)       1.61      2.78      4.15       3.47     1.81(6)     8.67
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     11,626     9,506     8,532      6,779    6,451      19,113
Ratio of expenses to average net assets (%)                        1.40(7)   1.45(7)   1.40(7)    1.43     1.50(8)     1.84
Ratio of adjusted expenses to average net assets(9) (%)            1.64(7)   2.00(7)   2.10(7)    1.80     2.67(8)     1.91
Ratio of net investment income (loss) to average net assets (%)    3.44      4.26      5.80       6.30     6.04(8)     5.66
Ratio of adjusted net investment income (loss) to
  average net assets(9) (%)                                        3.20      3.71      5.10       5.93     4.87(8)     5.59
Fee reduction per share(3) ($)                                     0.02      0.05      0.07       0.04     0.02        0.01
Portfolio turnover rate (%)                                         244       341       423(10)    427       77         250(10)

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.

(2) Effective May 31, 1997, the fiscal year end changed from March 31 to May 31.

(3) Based on the average of the shares outstanding at the end of each month.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6) Not annualized.

(7) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the fund plus expenses incurred indirectly from John Hancock Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.

(8) Annualized.

(9) Unreimbursed, without fee reduction.

(10) Portfolio turnover rate excludes merger activity.

                                                                 FUND DETAILS 27

Strategic Income Fund

Figures audited by PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                             5/94        5/95        5/96        5/97        5/98
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $7.55       $7.17       $7.15       $7.27       $7.54
Net investment income (loss)                                        0.68        0.64        0.66(1)     0.64(1)     0.64(1)
Net realized and unrealized gain (loss) on investments,
  foreign currency transactions and financial futures contracts    (0.33)      (0.02)       0.12        0.27        0.34
Total from investment operations                                    0.35        0.62        0.78        0.91        0.98
Less distributions:
  Dividends from net investment income                             (0.58)      (0.55)      (0.66)      (0.64)      (0.64)
  Distributions in excess of net investment income                 (0.05)         --          --          --          --
  Distributions from net realized gain on investments sold            --          --          --          --       (0.04)
  Distributions from capital paid-in                               (0.10)      (0.09)         --          --          --
  Total distributions                                              (0.73)      (0.64)      (0.66)      (0.64)      (0.68)
Net asset value, end of period                                     $7.17       $7.15       $7.27       $7.54       $7.84
Total investment return at net asset value(2) (%)                   4.54        9.33       11.37       12.99       13.43
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     335,261     327,876     369,127     416,916     489,375
Ratio of expenses to average net assets (%)                         1.32        1.09        1.03        1.00        0.92
Ratio of net investment income (loss) to average net assets (%)     8.71        9.24        9.13        8.61        8.20
Portfolio turnover rate (%)                                           91          55          78         132         112

------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                          5/94(3)        5/95        5/96        5/97        5/98
------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                               $7.58       $7.17       $7.15       $7.27       $7.54
Net investment income (loss)                                        0.40        0.60(1)     0.61(1)     0.59        0.59(1)
Net realized and unrealized gain (loss) on investments,
  foreign currency transactions and financial futures contracts    (0.41)      (0.02)       0.12        0.27        0.34
Total from investment operations                                   (0.01)       0.58        0.73        0.86        0.93
Less distributions:
  Dividends from net investment income                             (0.32)      (0.52)      (0.61)      (0.59)      (0.59)
  Distributions in excess of net investment income                 (0.03)         --          --          --          --
  Distributions from net realized gain on investments sold            --          --          --          --       (0.04)
  Distributions from capital paid-in                               (0.05)      (0.08)         --          --          --
  Total distributions                                              (0.40)      (0.60)      (0.61)      (0.59)      (0.63)
Net asset value, end of period                                     $7.17       $7.15       $7.27       $7.54       $7.84
Total investment return at net asset value(2) (%)                  (0.22)(4)    8.58       10.61       12.21       12.64
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                      77,691     134,527     206,751     328,487     473,428
Ratio of expenses to average net assets (%)                         1.91(5)     1.76        1.73        1.70        1.62
Ratio of net investment income (loss) to average net assets (%)     8.12(5)     8.55        8.42        7.90        7.50
Portfolio turnover rate (%)                                           91          55          78         132         112

28  FUND DETAILS

----------------------------------------------------------------------------
Class C - period ended:                                                5/98(6)
----------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                   $7.87
Net investment income (loss)                                            0.05(1)
Net realized and unrealized gain (loss) on investments,
  foreign currency transactions and financial futures contracts        (0.03)(7)
Total from investment operations                                        0.02
Less distributions:
  Dividends from net investment income                                 (0.05)
Net asset value, end of period                                         $7.84
Total investment return at net asset value(2) (%)                       0.23(4)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                             601
Ratio of expenses to average net assets (%)                             1.62(5)
Ratio of net investment income (loss) to average net assets (%)         7.34(5)
Portfolio turnover rate (%)                                              112

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Class B shares began operations on October 4, 1993.

(4) Not annualized.

(5) Annualized.

(6) Class C shares began operations on May 1, 1998.

(7) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of fund shares in relation to fluctuating market values of the fund's investments.


                                                                 FUND DETAILS 29

For more information

Two documents are available that offer further information on John Hancock income funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-544-6713

On the Internet: www.jhancock.com/funds

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public
Reference Room in Washington, DC

By phone: 1-800-SEC-0330

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

                                               (C) 1998 John Hancock Funds, Inc.
                                                                     INCPN 10/98

                                [PHOTO OMITTED]

                                 ANNUAL Report

                             Strategic Income Fund

                                  MAY 31, 1998

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                              Dennis S. Aronowitz
                            Richard P. Chapman, Jr.*
                              William J. Cosgrove
                               Douglas M. Costle
                                Leland O. Erdahl
                               Richard A. Farrell
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                              Edward J. Spellman*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                          Boston, Massachusetts 02110

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After
such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------


This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As weOve said before, markets do indeed move in two directions. Over the long term, the marketOs historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                   By Frederick Cavanaugh, Portfolio Manager

                                  John Hancock
                             Strategic Income Fund

                     High-yield corporate bonds soar while
                         emerging-market bonds stumble

The performance of bond markets around the world diverged significantly over the past 12 months. U.S. corporate high-yield bonds continued to post strong gains, thanks to low interest rates and a healthy domestic economy. Despite a near-record amount of new high-yield corporate bonds coming to market in the first quarter of 1998, demand for them remained red-hot and further boosted their prices. Western European bonds surprised some observers by gaining significant ground despite uncertainty over the move to a unified European currency. Back at home, the U.S. Treasury market was marked by falling yields and rising prices as inflation fears subsided in the first half of the year. Later, it was boosted by economic and currency turmoil in South-east Asia, which impacted most bond markets, some for the worse and some for the better. When Asias financial crisis erupted last fall, Latin American bonds floundered along

"...bond markets around the world diverged significantly..."

with their Southeast Asian cousins, with most bond markets in both regions suffering negative returns. In search of a "safe haven" against rapidly declining emerging markets, investors gravitated toward the relative safety and stability of the U.S. Treasury market, further sending yields lower and prices higher.

Performance review Against a mixed backdrop, we're pleased with both the Fund's absolute and relative performance. For the year ended May 31, 1998, John Hancock Strategic Income Fund's Class A and Class B shares posted total returns of 13. 43% and 12.64%, respectively, at net asset value. Class C shares, which were introduced on May 1, 1998, returned 0.23% from inception to May 31, 1998.

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team memebrs: Standing (l-r): Lee Crockett, Roger Hamilton, Ted Hines, and Carolee Bongiovi. Seated (l-r): Beverly Cleathero and Fred Cavanaugh.]
--------------------------------------------------------------------------------

                   John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
[" Chart with the heading Top Five Bond Sectors number 1 through 5. The first one represents U.S. Treasury and Government Agencies 22%. The second represents Telecommunications 19%. The third one represents Media 8%. The fourth represents Foreign Governments 8%. The fifth represents Leisure 5%. A footnote at the bottom reads As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Those returns outpaced the average multi-sector income fund, which returned 8.94% for the same 12-month period, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information. Our relatively large stake in high-yield corporate bonds was the main contributor to our outperformance. We saw particular strength among our telecommunications holdings, including Nextel Communications, a combination cellular/paging/dispatch company, and Crown Castle International, which builds communications towers. Despite the tarnish of being issued in an emerging market, Colombian cellular company Occidente Y Caribe Cellular also posted strong gains. In that country, cellular phone service is quickly gaining market share from traditional wire-line phone systems, and the

"Our relatively large stake in high-yield corporate bonds was the main contributor..."

government has erected barriers to prevent further competition. Nextel subsidiary Nextel International also benefited from the growth in wireless communications services in Latin America. But the high-yield sector also handed us several of our bigger disappointments. Australian cable company Australis Media filed for bankruptcy after one of its planned strategic alliances fell through. Printing press maker Goss Graphic Systems' bonds also suffered losses, despite having a record-breaking backlog for its products, when the company posted weaker-than-expected financial results due to a one-time charge for closing its French operations.

Focus on quality

Another   factor  that  helped  our   performance   was  our  reduced  stake  in
emerging-market debt. Going back to last summer before the problems surfaced, the Fund had as much as 20% of its assets invested in emerging markets. At the time, these bonds were a positive for the Fund's performance because they offered relatively attractive yields. By the end of October, however, we had pared our emerging-market holdings back to about 14% of assets. While we weren't able to sidestep all of the region's damage, we did dodge a fair amount of the price declines that came in late 1997 and so far this year. More recently, we continued to cut emerging-market holdings, mainly by eliminating Brazilian bonds. Inflation is sky-high in that country and there is quite a bit of uncertainty surrounding the upcoming presidential election. In contrast, we

--------------------------------------------------------------------------------
["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing is Nextel followed by an up arrow and the phrase "Continued strong subscriber growth". The second listing is Occidente Y Caribe followed by a up arrow with the phrase "Strong celluar demand in Columbia". The third listing is Goss Graphic Systems followed by a down arrow with the phrase "Weaker results due to closing of European operation". Footnote at the bottom states See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

                  John Hancock Funds - Strategic Income Fund

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 3% with the 15% at the top and 3% at the bottom. The first represents the 13.43% total return for John Hancock Strategic Income Fund:
Class A. The second represents the 12.64% total return for John Hancock Strategic Income Fund: Class B. The third represents the 0.23% total return for John Hancock Strategic Income Fund: Class C. The fourth represents the 8.94% total return for Average multi-sector income fund. A Footnote below reads " Total returns for John Hancock Strategic Income Fund are at net asset value with all distributions reinvested. The average multi-sector income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. * From inception May 1, 1998 to May 31, 1998"]
--------------------------------------------------------------------------------

maintained holdings in Argentina and Mexico, which have reasonable economic growth and manageable inflation rates. By the end of the period, our stake in emerging-market debt fell to 6%, bringing our holdings in foreign debt to 26% of net assets.

We also eliminated our stake in New Zealand bonds, although it's not considered an emerging market. After a recent visit there, we were convinced that the country's currency may be poised for further weakness. And while we believe that interest rates can fall and bond prices can rise (in New Zealand dollar terms) in response, the costs of hedging back into U.S. dollars would likely wipe out any yield advantage the bonds offer. We held on to our Australian bonds, however, because we believe they can do well as interest rates fall there, and the costs of hedging into U.S. dollars were minimal.

Given our view that the U.S. economy could experience slower growth in the second half of 1998, we've also reduced our high-yield U.S. corporate stake somewhat. We did this by selling lower-quality companies that we think could be vulnerable to

"...continued weakness in Asia will mute economic growth in the U.S. ..."

declining profitability during an economic slowdown. We redeployed the proceeds, along with those from our sales of emerging-market and New Zealand debt into U.S. Treasuries. At the end of the period, our stake in U.S. Treasuries stood at 19%, up from 16% a year ago.

 Outlook

In our view, the financial crisis in Asia will continue to plague the emerging markets. Although emerging-market bond prices have fallen dramatically, we don't yet see many compelling values arising in either Southeast Asia or Latin America. Until we do, we'll likely keep our emerging-market holdings at a low level. We believe that continued weakness in Asia will mute economic growth in the U.S., although we think a recession is unlikely. Slower economic growth, in turn, will probably mean that inflation should remain subdued. If a weaker U.S. economy does materialize and the demand for high-yield corporate debt slows, we'll probably reduce our stake in high-yield bonds in favor of further increasing our stake in U.S. securities.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                 John Hancock Funds - Strategic Income Fund

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Strategic Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to September 28, 1989, different sales charge schedules were in effect for Class A shares and are not reflected in the performance information.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

Class C shares became effective May 1, 1998, and do not have a cumulative total return or an average annual total return as of March 31, 1998.


All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. For a discussion of risks associated with international investing and high-yield bonds, please see the Fund's prospectus.


CLASS A
For the period ended March 31, 1998

                                             One      Five     TEN
                                             Year     Years    YEARS
                                             ----     -----    -----

Cumulative Total Returns                    11.95%   56.01%   127.45%
Average Annual Total Returns                11.95%    9.30%     8.56%

CLASS B
For the period ended March 31, 1998
                                                               SINCE
                                                      One      INCEPTION
                                                      Year     (10/4/93)
                                                      ------   ---------

Cumulative Total Returns                             11.41%    48.84%
Average Annual Total Returns                         11.41%     9.27%

YIELDS
As of May 31, 1998
                                                               SEC 30-DAY
                                                               YIELD
                                                               ----------
John Hancock Strategic Income Fund: Class A                     7.07%
John Hancock Strategic Income Fund: Class B                     6.69%
John Hancock Strategic Income Fund: Class C                     6.69%

WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Strategic Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, weOve shown the same $10,000 investment in the Lehman Brothers Government/Corporate Bond Index N an unmanaged index that measures the performance of U.S. government bonds, U.S. corporate bonds and Yankee bonds.

Assuming all distributions were reinvested for the same period indicated, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $10,023 without sales charge and $9,923 with maximum sales charge. For com-parison, the same $10,000 investment in the Lehman Brothers Government/ Corporate Bond Index would be worth $10,108. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Strategic Income Fund
Class A shares

Line chart with the heading Strategic Income Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government/Corporate Bond Index and is equal to $24,182 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund on August 18, 1986 before sales charge, and is equal to $23,764 as of May 31, 1998. The third line represents the Strategic Income Fund, after sales charge, and is equal to $22,694 as of May 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Strategic Income Fund
Class B shares

Line chart with the heading Strategic Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Strategic Income Fund, before sales charge, and is equal to $15,156 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Strategic Income Fund, after sales charge, on October 4, 1993, and is equal to $14,956 as of May 31, 1998. The third line represents the value of the Lehman Government/Corporate Bond Index, and is equal to $13,362 as of May 31, 1998.
--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Statement of Assets and Liabilities
May 31, 1998
--------------------------------------------------------------------------------

Assets:
Investments at value -D Note C:
Bonds (cost-D $817,906,369) .....................           $844,544,766
Common and preferred stocks and warrants
(cost - $69,034,676) ............................             84,374,849
Joint repurchase agreement (cost - $14,893,000)..             14,893,000
Corporate savings account .......................                    206
                                                            ------------
                                                             943,812,821
Foreign currency, at value (cost - $419).........                    428
Receivable for investments sold .................              6,146,581
Receivable for foreign currency exchange
contracts sold- Note A  .........................              2,276,633
Receivable for shares sold ......................              4,363,645
Dividends receivable ............................                156,263
Interest receivable  ............................             17,307,169
Receivable for futures variation
margin- Note A  .................................                 43,750
Other assets ....................................                 35,626
                                                            ------------
                        Total Assets ............            974,142,916
                        ------------------------------------------------
Liabilities:
Payable for investments purchased ...............              8,927,192
Payable for foreign currency exchange
contracts purchased- Note A .....................                130,337
Payable for shares repurchased ..................                541,309
Dividend payable ................................                296,047
Payable to John Hancock Advisers,
Inc. and affiliates- Note B .....................                540,567
Accounts payable and accrued expenses ...........                303,549
                                                            ------------
                        Total Liabilities .......             10,739,001
                        ------------------------------------------------
Net Assets:
Capital paid-in .................................            937,612,328
Accumulated net realized loss on investments,
financial  futures  contracts and foreign
currency  transactions ..........................            (21,565,217)
Net  unrealized  appreciation  of investments,
financial  futures  contracts  and foreign
currency  transactions  .........................             44,001,500
Undistributed net investment income .............              3,355,304
                                                            ------------
                        Net Assets ..............           $963,403,915
                        ------------------------------------------------

Net Asset Value Per Share:
(Based on net asset  values and shares
of  beneficial  interest  outstanding -
unlimited   number  of  shares
authorized  with  no  par  value) Class A -
$489,374,853/62,431,106 .........................                  $7.84
========================================================================
Class B- $473,428,435/60,396,771 ................                  $7.84
========================================================================
Class C**- $600,627/76,624 ......................                  $7.84
========================================================================
Maximum Offering Price Per Share*
Class A - ($7.84 x 104.71%) .....................                  $8.21
========================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
** Class C shares  commenced operations on May 1, 1998.

The Statement of Assets and Liabilities is the FundOs balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. YouOll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Statement of Operations
Year ended May 31, 1998
--------------------------------------------------------------------------------

Investment Income:
Interest ........................................            $71,733,261
Dividends (net of foreign withholding
taxes of $11,001) ...............................              5,159,820
                                                            ------------
                                                              76,893,081
                                                            ------------
Expenses:
Investment management fee- Note B ...............              3,388,285
Distribution and service fee- Note B
  Class A  ......................................              1,352,618
  Class B  ......................................              3,944,240
  Class C  ......................................                    207
Transfer agent fee- Note B ......................              1,166,382
Custodian fee ...................................                230,206
Financial services fee- Note B ..................                150,061
Registration and filing fees ....................                121,113
Trustees' fees ..................................                 50,419
Printing  .......................................                 42,554
Auditing fee ....................................                 42,000
Miscellaneous ...................................                 19,143
Legal fees ......................................                  9,234
                                                            ------------
                        Total Expenses ..........             10,516,462
                        ------------------------------------------------
                        Net Investment Income ...             66,376,619
                        ------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Financial Futures Contracts and Foreign Currency Transactions:
  Net realized loss on investments sold .........             (2,653,036)
  Net realized gain on financial futures
  contracts .....................................              2,734,331
  Net realized gain on foreign currency
  transactions ..................................              9,085,480
  Change in net unrealized appreciation/
  depreciation of investments ..................              22,544,808
  Change in net unrealized appreciation/
  depreciation of financial futures contracts ...                  4,688
  Change in net unrealized appreciation/
  depreciation of foreign currency transactions..              2,161,246
                                                            ------------
                        Net Realized and Unrealized Gain
                        on Investments, Financial Futures
                        Contracts and Foreign Currency
                        Transactions ............             33,877,517
                        ------------------------------------------------
                        Net Increase in Net Assets
                        Resulting from
                        Operations ..............           $100,254,136
                        ================================================

The Statement of Operations summarizes the FundOs investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


                        SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               YEAR ENDED MAY 31,
                                                                             --------------------
                                                                                 1997       1998
                                                                             ----------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................                  $54,938,521   $66,376,619
  Net realized gain on investments
  sold, financial futures contracts
  and foreign currency transactions .......................                   12,369,401     9,166,775
  Change in net unrealized appreciation/
  depreciation of investments, financial
  futures contracts and foreign currency transactions .....                   11,444,907    24,710,742
                                                                             -----------   -----------
    Net Increase in Net Assets Resulting from
    Operations ............................................                   78,752,829   100,254,136
                                                                             -----------   -----------
Distributions to Shareholders:
  Dividends from net investment income
    Class A- ($0.6371 and $0.6408 per share,
    respectively) .........................................                  (33,759,527)  (36,925,773)
    Class B- ($0.5854 and $0.5860 per share,
    respectively) .........................................                  (21,178,937)  (29,451,246)
    Class C**- (none and $0.0477 per share,
    respectively) .........................................                           -         (1,205)
Distributions from net realized gain on investments sold
    Class A- (none and $0.0400 per share,
    respectively) .........................................                           -     (2,270,669)
    Class B- (none and $0.0400 per share,
    respectively) .........................................                           -     (2,027,424)
                                                                             -----------   -----------
    Total Distributions to Shareholders ...................                  (54,938,464)  (70,676,317)
                                                                             -----------   -----------
    From Fund Share Transactions - Net:* ..................                  145,710,146   188,423,596
                                                                             -----------   -----------
Net Assets:
   Beginning of period ....................................                  575,877,989   745,402,500
                                                                             -----------   -----------
   End of period (including undistributed
   net investment income of $6,971,225 and
   $3,355,304, respectively) ..............................                 $745,402,500  $963,403,915
                                                                            ============  ============
* Analysis of Fund Share Transactions:

                                                                  YEAR ENDED MAY 31,
                                                 -----------------------------------------------
                                                        1997                         1998
                                                 -------------------------     --------------------
                                                   SHARES       AMOUNT           SHARES     AMOUNT
                                                 -----------  ------------     ---------   --------
CLASS A
  Shares sold ..............................     25,714,330   $191,363,563    16,444,399  $128,645,376
  Shares issued to shareholders in
  reinvestment of distributions ............      2,756,450     20,478,423     3,159,528    24,637,005
                                               ------------   ------------   -----------  ------------
                                                 28,470,780    211,841,986    19,603,927   153,282,381
  Less shares repurchased ..................    (23,946,698)  (178,382,670)  (12,444,274)  (97,186,849)
                                               ------------   ------------   -----------  ------------
  Net increase .............................      4,524,082    $33,459,316     7,159,653   $56,095,532
                                               ============   ============   ===========  ============
CLASS B
  Shares sold ..............................     26,203,914   $194,709,218    24,192,186  $189,153,319
  Shares issued to shareholders in
  reinvestment of distributions ............      1,314,586      9,776,167     1,943,551    15,161,471
                                               ------------   ------------   -----------  ------------
                                                 27,518,500    204,485,385    26,135,737   204,314,790
  Less shares repurchased  .................    (12,396,576)   (92,234,555)   (9,287,224)  (72,587,321)
                                               ------------   ------------   -----------  ------------
  Net increase .............................     15,121,924   $112,250,830    16,848,513  $131,727,469
                                               ============   ============   ===========  ============





CLASS C**
  Shares sold ..............................             -              -         76,535      $599,897
  Shares issued to shareholders in
  reinvestment of distributions ............             -              -             89           698
                                                                              ----------   -----------
                                                         -              -         76,624       600,595
  Less shares repurchased ..................             -              -              -             -
                                               ------------  -------------    ----------   -----------
  Net increase .............................             -              -         76,624      $600,595
                                               ============  =============    ==========   ===========

** Class C shares commenced operations on May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the FundOs net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Financial Highlights
Selected  data for a share of beneficial  interest  outstanding  throughout  the period  indicated,  investment  returns,  key ratios and  supplemental  data are listed as follows:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED MAY 31,
                                                         ---------------------------------------------
                                                          1994     1995     1996      1997     1998
                                                         ------  -------   ------    ------   ------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............      $7.55    $7.17    $7.15     $7.27    $7.54
                                                       -------- -------- --------  -------- --------
  Net Investment Income ............................       0.68     0.64     0.66(2)   0.64(2) 0.64(2)
  Net Realized and Unrealized Gain (Loss)
  on Investments,
   Financial Futures Contracts and Foreign
   Currency Transactions ...........................      (0.33)   (0.02)    0.12      0.27     0.34
                                                       -------- -------- --------  -------- --------
  Total from Investment Operations .................       0.35     0.62     0.78      0.91     0.98
                                                       -------- -------- --------  -------- --------
Less Distributions:
  Dividends from Net Investment Income .............      (0.58)   (0.55)   (0.66)    (0.64)   (0.64)
  Distributions in Excess of Net
  Investment Income ................................      (0.05)      -        -         -        -
  Distributions from Net Realized Gain
  on Investments Sold ..............................         -        -        -         -     (0.04)
  Distributions from Capital Paid-In ...............      (0.10)   (0.09)      -         -        -
                                                       -------- -------- --------  -------- --------
Total Distributions ................................      (0.73)   (0.64)   (0.66)    (0.64)   (0.68)
                                                       -------- -------- --------  -------- --------
Net Asset Value, End of Period .....................      $7.17    $7.15    $7.27     $7.54    $7.84
                                                       ======== ======== ========  ======== ========
Total  Investment  Return at Net Asset
Value(3) ...........................................      4.54%    9.33%   11.37%    12.99%   13.43%

Ratios and Supplemental  Data
  Net Assets,  End of Period (000s omitted).........   $335,261 $327,876 $369,127  $416,916 $489,375
  Ratio of Expenses to Average Net Assets ..........      1.32%    1.09%    1.03%     1.00%    0.92%
  Ratio of Net  Investment  Income to Average
  Net Assets .......................................      8.71%    9.24%    9.13%     8.61%    8.20%
  Portfolio  Turnover Rate .........................        91%      55%      78%      132%     112%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the FundOs net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
---------------------------------------------------------------------------------

                                                                                   YEAR ENDED MAY 31,
                                                     PERIOD ENDED      ------------------------------------
                                                     MAY 31, 1994        1995     1996     1997      1998
                                                     ------------      -------   ------   ------   --------
CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ................   $7.58          $7.17    $7.15    $7.27      $7.54
                                                        -------       -------- -------- --------   --------
  Net Investment Income ...............................    0.40           0.60(2)  0.61(2)  0.59       0.59(2)
  Net Realized and Unrealized Gain (Loss)
  on Investments,
   Financial Futures Contracts and
   Foreign Currency Transactions ......................   (0.41)         (0.02)    0.12     0.27       0.34
                                                        -------       -------- -------- --------   --------
   Total from Investment Operations ...................   (0.01)          0.58     0.73     0.86       0.93
                                                        -------       -------- -------- --------   --------
  Less Distributions:
    Dividends from Net Investment Income ..............   (0.32)         (0.52)   (0.61)   (0.59)     (0.59)
    Distributions in Excess of Net
    Investment Income .................................   (0.03)            -        -        -          -
    Distributions from Net Realized Gain
    on Investments Sold ...............................      -              -        -        -       (0.04)
    Distributions from Capital Paid-in ................   (0.05)         (0.08)      -        -          -
                                                        -------       -------- -------- --------   --------
  Total Distributions .................................   (0.40)         (0.60)   (0.61)   (0.59)     (0.63)
                                                        -------       -------- -------- --------   --------
  Net Asset Value, End of Period ......................   $7.17          $7.15    $7.27    $7.54      $7.84
                                                        =======       ======== ======== ========   ========
  Total Investment Return at Net Asset Value(3)........  (0.22%)(4)      8.58%   10.61%   12.21%     12.64%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)............. $77,691       $134,527 $206,751 $328,487   $473,428
  Ratio of Expenses to Average Net Assets .............   1.91%(5)       1.76%    1.73%    1.70%      1.62%
  Ratio of Net Investment Income to Average
  Net Assets ..........................................   8.12%(5)       8.55%    8.42%    7.90%      7.50%
  Portfolio Turnover Rate .............................     91%            55%      78%     132%       112%

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                           PERIOD FROM
                                                           MAY 1, 1998
                                                           (COMMENCEMENT OF
                                                           OPERATIONS)
                                                           TO MAY 31, 1998
                                                           -----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............            $7.87
                                                               -------------
  Net Investment Income .............................             0.05(2)
  Net Realized and Unrealized Gain (Loss) on Investments,
    Financial Futures Contracts and Foreign
    Currency Transactions ...........................            (0.03)(6)
                                                               -------------
    Total from Investment Operations ................             0.02
                                                               -------------
  Less Distributions:
         Dividends from Net Investment Income .......            (0.05)
                                                               -------------
  Net Asset Value, End of Period ....................             $7.84
                                                               =============
  Total Investment Return at Net Asset Value (3).....             0.23%(4)
Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)...........              $601
  Ratio of Expenses to Average Net Assets ...........             1.62%(5)
  Ratio of Net Investment Income to Average
  Net Assets ........................................             7.34%(5)
  Portfolio Turnover Rate ...........................              112%


(1) Class B shares commenced operations on October 4, 1993.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended May 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Strategic Income Fund on May 31, 1998. It has three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of bonds owned by the Fund. Short-term investments, which represent the FundOs "cash" position, are listed last.

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
BONDS
Advertising (0.44%)
Outdoor Systems, Inc.,
Sr Sub Note  10-15-06 ...............................  9.375%       B      4,000   $4,220,000
                                                                                  -----------
Aerospace (0.20%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2  08-15-14 (R)..........  10.910     BBB-     1,500    1,957,800
                                                                                  -----------
Banks - Foreign (2.05%)
International Bank for Reconstruction & evelopment,
Sr Note (South Africa) 07-21-98# ....................  15.000     AAA     32,000    6,170,919

Landeskreditbank Baden- Wuerttemberg,
Sub Note (Germany) 02-01-23 (Y) .....................   7.625     AAA     11,900   13,620,978
                                                                                  -----------
                                                                                   19,791,897
                                                                                  -----------
Banks - United States (0.26%)
CSBI Capital Trust I,
Sec Co. Gtd Bond 06-06-27 (R) .......................  11.750       B-     2,340    2,527,200
                                                                                  -----------
Beverages (0.21%)
Pepsi-Gemex, S.A. de C.V.,
Sr Note Ser B (Mexico) 03-30-04 (Y) ..................  9.750      BB      2,000    2,060,000
                                                                                  -----------
Building (0.43%)
Associated Materials, Inc.,
Sr Sub Note  03-01-08 ................................  9.250       B      2,000    2,050,000
Kevco, Inc.,
Gtd Sr Sub Note  12-01-07 ...........................  10.375       B-     2,000    2,080,000
                                                                                  -----------
                                                                                    4,130,000
                                                                                  -----------
Business Services - Misc (0.42%)
Spin Cycle, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon
(12.750%, 05-01-01) 05-01-05 (A), (R) ...............    Zero     CCC+     3,625    2,573,750
Wesco International, Inc.,
Sr Disc Note, Step Coupon (11.125%,
06-01-03) 06-01-08 (A), (R) +  ......................  11.125       B      2,500    1,459,375
                                                                                  -----------
                                                                                    4,033,125
                                                                                  -----------
Chemicals (0.63%)
AEP Industries, Inc.,
Sr Sub Note  11-15-07 ...............................   9.875       B      4,000    4,120,000
PCI Chemicals Canada, Inc.,
Sec Note (Canada) 10-15-07 (Y).......................   9.250       B+     2,000    1,980,000
                                                                                  -----------
                                                                                    6,100,000
                                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15


                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Computers (0.98%)
Unisys Corp.,
Sr Note  10-15-04 ................................... 11.750%      BB-    $8,150   $9,413,250
                                                                                  -----------
Consumer Products - Misc. (0.10%)
iamond Brands Operating Corp.,
Sr Sub Note  04-15-08 (R)............................  10.125     CCC+     1,000    1,010,000

Containers (0.99%)
Berry Plastics Corp.,
Sr Sub ote  04-15-04 ................................  12.250       B3     4,000    4,360,000
Stone Container Corp.,
Unit (Sr Sub Deb & Supplemental Interest
Cert) 04-01-02 ......................................  12.250       B-     5,000    5,137,500
                                                                                   ----------
                                                                                    9,497,500
                                                                                   ----------
Cosmetics & Personal Care (0.32%)
Global Health Sciences, Inc.,
Sr Note  05-01-08 (R) ...............................  11.000       B+     3,150    3,087,000

iversified Operations (0.65%)
Euramax International Plc,
Sr Sub Note (United Kingdom) 10-01-06 (Y)............  11.250       B      4,000    4,330,000
Intertek Finance Plc,
Sr Sub Note, Ser B (United Kingdom) 11-01-06 (Y).....  10.250       B      1,850    1,942,500
                                                                                   ----------
                                                                                    6,272,500
                                                                                   ----------
Electronics (0.83%)
Communications Instruments, Inc.,
Gtd Sr Sub Note Ser B  09-15-04 .....................  10.000       B-     2,900    2,972,500
Viasystems, Inc.,
Sr Sub Note  06-01-07 ...............................   9.750       B-     2,500    2,531,250
Zilog, Inc.,
Sr Sec Note  03-01-05 (R) ...........................   9.500       B      3,150    2,551,500
                                                                                   ----------
                                                                                    8,055,250
                                                                                   ----------
Energy (0.46%)
P & L Coal Holdings Corp.,
Sr Sub Note  05-15-08 (R) ...........................   9.625       B      4,300    4,402,125
                                                                                   ----------
Finance (1.66%)
AEI Holding Co.,
Sr Note  11-15-07 (R) ...............................  10.000       B-     4,130    4,150,650
CEI Citicorp Holdings S.A.,
Bond (Argentina) 02-14-07 (Y) .......................   9.750      BB-     3,000    3,000,000
Maxxam Group Holdings, Inc.,
Sr Sec Note Ser B  08-01-03 .........................  12.000     CCC+     3,000    3,247,500
Niantic Bay Fuel Trust,
Bond 06-04-03 (R) + .................................   8.590       B+     2,300    2,300,000

                       SEE NOTES TO FINANCIAL STATEMENTS.



                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Finance (continued)
William Hill Finance Plc,
Sr Sub Note (United Kingdom) 04-30-08 (R)# .......... 10.625%       B-    $2,000   $3,263,500
                                                                                   ----------
                                                                                   15,961,650
                                                                                   ----------
Food (0.63%)
Archibald Candy Corp.,
Sr Sec Note  07-01-04 ...............................  10.250       B       2,000    2,130,000
Mastellone Hermanos S.A.,
Sr Bond (Argentina) 04-01-08 (R), (Y) ...............  11.750       B+     3,900    3,958,500
                                                                                   ----------
                                                                                    6,088,500
                                                                                   ----------
Glass Products (0.28%)
VICAP S.A. de C.V.,
Gtd Sr Note (Mexico) 05-15-07 (R), (Y)...............  11.375       B+     2,500    2,675,000
                                                                                   ----------
Government - Foreign (8.24%)
Australia, Commonweath of,
Government Bond (Australia) 08-15-08# ...............   8.750     AAA     45,000   35,495,626
South Africa, Republic of,
Government Bond (South Africa) 06-23-17 (Y) .........   8.500     Baa3     7,000    6,746,250
Government Bond (South Africa) 10-17-06 (Y)..........   8.375      BB+     2,500    2,575,000
United Kingdom of Great Britain Treasury Gilts,
Government Bond (United Kingdom) 07-16-07# ..........   8.500     Aaa      8,000   15,546,498
Government Bond (United Kingdom) 06-07-21# ..........   8.000     Aaa      5,000   10,616,573
Government Bond (United Kingdom) 11-06-01# ..........   7.000     Aaa      5,000    8,439,207
                                                                                   ----------
                                                                                   79,419,154
                                                                                   ----------
Government - U.S. (19.35%)
United States Treasury,
Bond  08-15-05 ......................................  10.750     AAA     10,000   12,965,600
Bond  02-15-16 ......................................   9.250     AAA     11,000   15,058,010
Bond  08-15-19 ......................................   8.125     AAA     61,500   77,835,630
Bond  02-15-27 ......................................   6.625     AAA     19,000   20,947,500
Bond  11-15-27 ......................................   6.125     AAA     10,100   10,552,884
Note  11-15-98 ......................................   8.875     AAA      8,000    8,121,280
Note  08-15-04 ......................................   7.250     AAA     10,000   10,842,200
Note  08-31-02 ......................................   6.250     AAA     20,000   20,465,600
Note  08-15-07 ......................................   6.125     AAA      9,300    9,596,391
                                                                                   ----------
                                                                                  186,385,095
                                                                                  -----------
Government - U.S. Agencies (2.33%)
Federal Home Loan Mortgage Corp.,
REMIC 44-E  11-15-19 ................................   9.000     AAA        643      665,863
Federal National Mortgage Assn.,
Global Bond (United Kingdom)  06-07-02# .............   6.875     AAA      5,000    8,313,366
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 05-15-26 ........................   7.500     AAA     13,050   13,449,940
                                                                                  -----------
                                                                                   22,429,169
                                                                                  -----------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Leisure (5.43%)
Casino America, Inc.,
Sr Sec Note  08-01-03 ............................... 12.500%       B+    $5,000   $5,625,000
Cinemark USA, Inc.,
Sr Sub Note Ser B  08-01-08 .........................   9.625       B      4,000    4,160,000
Sr Sub Note Ser   08-01-08 ..........................   9.625       B2     1,000    1,030,000
Eldorado Resorts LLC,
Sr Sub Note  08-15-06 ...............................  10.500       B      4,000    4,400,000
Grand Casinos, Inc.,
Gtd Sr Note Ser B  10-15-04 .........................   9.000       B+     3,000    3,120,000
Hedstrom Corp.,
Gtd Sr Sub Note  06-01-07 ...........................  10.000       B-     4,000    4,100,000
Horseshoe Gaming LLC,
Gtd Sr Sub Note Ser B  06-15-07 .....................   9.375       B      2,500    2,662,500
Mohegan Tribal Gaming Authority,
Sr Sec Note Ser B  11-15-02 .........................  13.500      BB+     5,900    7,522,500
Production Resource Group LLC,
Sr Sub Note  01-15-08 (R) ...........................  11.500       B-     3,000    2,940,000
Showboat Marina Casino Partnership/Finance Corp.,
1st Mtg Note Ser B  03-15-03 ........................  13.500      BB-     5,000    5,850,000
Showboat, Inc.,
Sr Sub Note  08-01-09 ...............................  13.000       B      3,000    3,660,000
Sun International Hotels Ltd.,
Gtd Sr Sub Note (Bahamas)  12-15-07(Y)...............   8.625       B+     2,000    2,060,000
Waterford Gaming LLC,
Sr Note  11-15-03 ...................................  12.750       B+     4,729    5,225,545
                                                                                   ----------
                                                                                   52,355,545
                                                                                   ----------
Machinery (1.34%)
Clark Material Handling Co.,
Gtd Sr Note  11-15-06 ...............................  10.750       B+     2,250    2,407,500
Columbus McKinnon Corp.,
Sr Sub Note  04-01-08 (R) ...........................   8.500       B      5,000    4,925,000
Elgar Holdings, Inc.,
Sr Note  02-01-08 (R) ...............................   9.875       B2     1,500    1,500,000
Newcor, Inc.,
Sr Sub Note  03-01-08 (R) ...........................   9.875       B-     4,000    4,050,000
                                                                                   ----------
                                                                                   12,882,500
                                                                                   ----------
Manufacturing (1.10%)
Coty, Inc.,
Sr Sub Note  05-01-05 ...............................  10.250       B+     6,000    6,420,000
Scovill Fasteners, Inc.,
Sr Note Ser B  11-30-07 .............................  11.250       B      4,000    4,130,000
                                                                                   ----------
                                                                                   10,550,000
                                                                                   ----------
Media (8.43%)
Adelphia Communications Corp.,
Sr Note Ser B  10-01-02  ............................   9.250       B3     3,500    3,596,250

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Media (continued)
Australis Media Ltd.,
Gtd Sr Sec isc Note, Step Coupon, Payment-in-Kind
(PIK) (15.75%, 05-15-00)
(Australia) 05-15-03 (A), (Y) .......................   1.75%       D       $164       $8,177
Unit (Sr Sub Disc Note & Warrant), Step Coupon,
PIK (15.75%, 05-15-00)
(Australia) 05-15-03 (A), (Y) .......................    1.75       D      2,000      100,000
Capstar Broadcasting Partners, Inc.,
Sr Disc Note, Step Coupon (12.75%, 02-01-02)
02-01-09 (A) ........................................    Zero       B-     2,750    2,048,750
CF Cable TV, Inc.
Sr Note (Canada) 02-15-05 (Y) .......................  11.625     BBB-     2,000    2,257,240
Chancellor Media Corp.,
Gtd Sr Sub Note  01-15-07............................  10.500      Ba3     3,000    3,345,000
Sub Deb  01-15-09 ...................................  12.000       B      1,059    1,291,736
Citadel Broadcasting Co.,
Sr Sub Note  07-01-07 ...............................  10.250       B-     2,000    2,190,000
Comcast Corp.,
Sr Sub Deb  01-15-08 ................................   9.500      BB+     4,000    4,286,080
Comcast UK Cable,
Sr Disc Deb, Step Coupon (11.20%, 11-15-00)
(United Kingdom) 11-15-07 (A), (Y) ..................    Zero       B-     4,000    3,290,000
CSC Holdings, Inc.,
Sr Sub Deb  02-15-13 ................................   9.875      BB-     4,000    4,370,000
Digital Television Services, Inc.
Gtd Sr Sub Note Ser B 08-01-07 ......................  12.500     CCC      3,000    3,450,000
Falcon Holding Group L.P./Falcon Funding Corp.,
Sr Deb  04-15-10 (R) ................................   8.375       B      5,000    4,937,500
Galaxy Telecom L.P.,
Sr Sub Note  10-01-05 ...............................  12.375       B-     5,000    5,550,000
Garden State ewspapers, Inc.,
Sr Sub Note Ser B  10-01-09 .........................   8.750       B+     3,500    3,552,500
Granite Broadcasting Corp.,
Sr Sub Note  05-15-08 (R) ...........................   8.875       B-     2,000    2,000,000
Intermedia Capital Partners,
Sr Note  08-01-06 ...................................  11.250       B      5,048    5,641,140
Le Groupe Videotron Ltee,
Sr Note (Canada) 02-15-05 (Y) .......................  10.625      Ba3     1,250    1,369,713
Radio One, Inc.,
Gtd Sr Sub Note Ser B, Step Coupon (12.00%,
05-15-00) 05-15-04 (A)*** ...........................   7.000       B-     2,000    2,040,000
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y) .................  10.000      BB+     3,000    3,315,000
Sr Sec Deb (Canada) 01-15-14# .......................   9.650      BB+     2,000    1,585,799
Scandinavian Broadcasting System S.A.,
Sub Deb (Luxembourg) 08-01-05 (Y) ...................   7.250       B      2,390    2,736,550
SFX Entertainment, Inc.,
Sr Sub Note  02-01-08 (R) ...........................   9.125     CCC+     5,000    4,875,000
STC Broadcasting, Inc.,
Sr Sub Note  03-15-07 ...............................  11.000       B-     2,785    3,056,538
Sullivan Broadcasting,
Sr Sub Note  12-15-05 ...............................  10.250       B-     3,000    3,240,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                          PAR
                                                                          VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Media (continued)
Supercanal Holdings S.A. / Supercanal S.A.,
Sr Note (Argentina) 05-15-05 (R), (Y) ............... 11.500%       B     $4,000   $3,920,000
TeleWest Communications Plc,
Sr Disc Deb, Step Coupon (11.00%, 10-01-01) (United
Kingdom) 10-01-07 (A), (Y) ..........................    Zero       B+     4,000    3,210,000
                                                                                   ----------
                                                                                   81,262,973
                                                                                   ----------
Medical (0.61%)
Everest Healthcare Services Corp.,
Sr Sub Note  05-01-08 (R) ...........................   9.750       B-     1,250    1,267,188
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security  02-01-08 (R) ..........   7.875       B+     2,600    2,596,750
MEIQ/PR Life Support Services, Inc.,
Sr Sub Note  06-01-08 (R) ...........................  11.000       B-     2,000    2,040,000
                                                                                   ----------
                                                                                    5,903,938
                                                                                   ----------
Metal (1.75%)
Centaur Mining & Exploration Ltd.,
Gdt Sr Note (Australia) 12-01-07 (R), (Y) ...........  11.000       B+     2,500    2,606,250
Great Central Mines Ltd.,
Sr Note (Australia) 04-01-08 (R), (Y) ...............   8.875      BB      5,100    5,068,125
GS Technologies Operating Co.,
Sr Note  10-01-05  ..................................  12.250       B      4,000    4,570,000
Kaiser Aluminum & Chemical Corp.,
Sr Sub Note  02-01-03 ...............................  12.750     CCC+     3,388    3,620,925
Koppers Industries, Inc.,
Gtd Sr Sub Note  12-01-07 ...........................   9.875       B-     1,000    1,025,000
                                                                                   ----------
                                                                                   16,890,300
                                                                                   ----------
Office (0.16%)
United Stationer Supply,
Sr Sub Note  05-01-05 ...............................  12.750       B      1,334    1,520,760

Oil & Gas (2.19%)
Canadian Forest Oil Ltd.,
Gtd Sr Sub Note (Canada) 09-15-07 (Y) ...............   8.750       B      2,900    2,863,750
Cliffs Drilling Co.,
Gtd Sr Sec Note Ser B  05-15-03 .....................  10.250       B+     2,250    2,424,375
Comp Nav Perez Companc,
Bond (Argentina) 01-30-04 (R), (Y)...................   9.000      Ba3     3,000    3,000,000
Cross Timbers Oil Co.,
Sr Sub Note Ser B  11-01-09 .........................   8.750       B      1,500    1,496,250
Great Lakes Carbon Corp.,
Sr Sub Note  05-15-08 (R) ...........................  10.250       B-     1,800    1,827,000
Kelly Oil & Gas Partners Ltd.,
Deb  04-01-00 .......................................   8.500       B-     1,100    1,087,625
Newpark Resources, Inc.,
Gtd Sr Sub Note  12-15-07 ...........................   8.625       B+     1,500    1,522,500
Parker Drilling Corp.,
Gtd Sr Note Ser B  11-15-06 .........................   9.750       B+     1,000    1,047,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                          PAR
                                                                          VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Oil & Gas (continued)
Petroleos Mexicanos,
Bond (Mexico) 09-15-07 (Y) ..........................  8.850%      BB     $1,000     $987,500
Universal Compression, Inc.,
Sr Disc Note, Step Coupon (9.875%, 02-15-03)
02-15-08 (A), (R) ...................................    Zero       B      2,650    1,696,000
Vintage Petroleum, Inc.,
Sr Sub Note  12-15-05 ...............................   9.000       B+     3,000    3,105,000
                                                                                   ----------
                                                                                   21,057,500
                                                                                   ----------
Paper & Paper Products (1.22%)
Copamex Industrias, S.A. de C.V.,
Sr Note Ser B (Mexico) 04-30-04 (Y) .................  11.375       B1     1,950    2,096,250
Repap ew Brunswick, Inc.,
Sr Note (Canada) 04-15-05 (Y) .......................  10.625     CCC+     4,000    4,100,000
S.D. Warren Co.,
Sr Sub Note Ser B  12-15-04 .........................  12.000       B+     5,000    5,537,500
                                                                                   ----------
                                                                                   11,733,750
                                                                                   ----------
Pollution Control (0.26%)
American Eco Corp.,
Gtd Sr Note Ser A  05-15-08 (R) .....................   9.625      BB-     2,500    2,518,750

Printing - Commercial (0.66%)
Goss Graphic Systems, Inc.,
Sr Sub Note  10-15-06 ...............................  12.000       B      3,000    3,187,500
Sullivan Graphics, Inc.,
Sr Sub Note  08-01-05 ...............................  12.750       B-     3,000    3,135,000
                                                                                   ----------
                                                                                    6,322,500
                                                                                   ----------
Retail (0.36%)
Disco S.A.,
Note (Argentina) 05-15-08 (R), (Y) ..................   9.875      BB      2,000    1,927,500
United Stationers, Inc.,
Sr Sub Note  04-15-08 (R) ...........................   8.375       B      1,500    1,500,000
                                                                                   ----------
                                                                                    3,427,500
                                                                                   ----------
Steel (1.64%)
Ameristeel Corp.,
Sr Note  04-15-08 (R) ...............................   8.750       B+     4,100    4,120,500
Bayou Steel Corp.,
1st Mtg Bond  05-15-08 (R)...........................   9.500       B      3,000    2,981,250
Haynes International, Inc.,
Sr Note  09-01-04 ...................................  11.625       B-     2,500    2,825,000
IVACO, Inc.,
Sr Note (Canada) 09-15-05 (Y) .......................  11.500       B+     3,525    3,890,719
Sheffield Steel Corp.,
1st Mtg Note Ser B  12-01-05 ........................  11.500       B-     1,875    1,940,625
                                                                                   ----------
                                                                                   15,758,094
                                                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Telecommunications (18.85%)
Advanced Radio Telecom Corp.,
Unit (Sr Note & Warrants)  02-15-07.................. 14.000%     CCC+    $5,000   $5,150,000
Allegiance Telecom, Inc.,
Sr Disc Note, Step Coupon (11.75%,
02-15-03)  02-15-08 (A), (R) ........................    Zero       B      3,500    1,925,000
American Mobile Satellite Corp./AMSC
Acquisition Co. Inc.,
Unit (Sr Note & Warrant)  04-01-08 (R) ..............  12.250       B-     3,000    2,985,000
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.40%,
05-15-03) (Canada) 05-15-08# ........................    Zero       B3     6,500    2,675,104
Cellular Communications International, Inc.,
Sr Disc Note, Step Coupon (9.50%, 04-01-03)
04-01-05 (A), (R) ...................................    Zero       B-     4,750    3,727,624
COLT Telecom Group Plc,
Unit (Sr Disc Note & Warrant), Step Coupon
(12.00%, 12-15-01) (United Kingdom)
12-15-06 (A), (Y)  ..................................    Zero       B      5,000    3,962,500
Sr Note (United Kingdom) 11-30-07# ..................  10.125       B      1,425    2,540,329
Compagnie De Radiocomunicaciones Moviles S.A.,
Bond (Argentina) 05-08-08 (R), (Y) ..................   9.250     BBB-     2,500    2,418,750
Comunicacion Celular S.A.,
Bond, Step Coupon (13.125%, 11-15-00)
(Colombia) 11-15-03 (A), (Y) ........................    Zero      B3      5,000    3,875,000
Crown Castle International Corp.,
Sr Disc Note, Step Coupon (10.625%,
11-01-02)  11-15-07 (A), (R) ........................    Zero       B      5,000    3,387,500
Diva Systems Corp.,
Unit (Sr Disc Note & Warrants), Step
Coupon (12.625%, 03-01-03)  03-01-08  (A), (R).......    Zero       B-     5,165    2,737,450
Dolphin Telecom Plc,
Sr Disc Note, Step Coupon (11.50%,
06-01-03) (United Kingdom) 06-01-08 (A), (R), (Y)....    Zero       B-     4,400    2,541,000
DTI Holdings, Inc.,
Unit (Sr Disc Note & Warrant), Step Coupon
(12.50%, 03-01-03) 03-01-08 (A), (R) ................    Zero       B-     4,600    2,622,000
e.spire Communications, Inc.,
Sr Note  07-15-07 ...................................  13.750       B-     6,000    6,900,000
Echostar BS Corp.,
Gtd Sr Sec Note  07-01-02 ...........................  12.500       B-     5,000    5,612,500
Esprit Telecom Group Plc,
Sr Note (United Kingdom) 12-15-07 (Y) ...............  11.500       B-     1,550    1,643,000
Facilicom International,
Sr Note  01-15-08 (R) ...............................  10.500       B-     4,350    4,328,250
FLAG Ltd.,
Sr Note (Bermuda) 01-30-08 (R), (Y) .................   8.250       B+     3,500    3,552,500
Fonorola, Inc.,
Gtd Sr Sec Note (Canada) 08-15-02 (Y) ...............  12.500      BB-     4,000    4,470,000
Global Crossing Holdings Ltd.,
Sr Note  05-15-08 (R) ...............................   9.625       B      1,500    1,545,000
Globalstar L.P./Globalstar Capital Corp.,
Sr Note  06-01-05 (R) ...............................  11.500       B      1,900    1,876,250
GST Equipment Funding, Inc.,
Sr Sec Note  05-01-07 ...............................  13.250       B      5,000    5,750,000
Hermes Europe Railtel B.V.,
Sr Note (etherlands) 08-15-07 (Y) ...................  11.500       B      3,750    4,237,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                         PAR
                                                                         VALUE
                                                      INTEREST  CREDIT   (000s       MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)    VALUE
-------------------                                   --------  -------  --------    ------
Telecommunications (continued)
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07 (Y) ....................... 12.875%       B-    $3,000   $3,157,500
Intercel, Inc.,
Unit (Sr iscount ote & Warrant), Step
Coupon (12.00%, 02-01-01) 02-01-06 (A) ..............    Zero       B      4,100    3,239,000
Intermedia Communications Inc.,
Sr Disc Note, Ser B, Step Coupon
(11.25%, 07-01-02) 07-15-07 (A) .....................    Zero       B      3,000    2,205,000
Sr Disc Note, Step Coupon (12.50%,
05-15-01) 05-15-06 (A) ..............................    Zero       B      3,000    2,452,500
International Wireless Communications, Inc.,
Sr Sec Disc Note  08-15-01 ..........................    Zero       B-     3,000    1,200,000
Ionica Plc,
Sr Disc Note, Step Coupon (15.00%, 05-01-02)
(United Kingdom) 05-01-07 (A), (Y) ..................    Zero     Caa3     6,000    1,620,000
Sr Note (United Kingdom) 08-15-06 (Y)................  13.500     Caa3     1,000      660,000
Iridium LLC/Iridium Capital Corp.,
Gtd Sr Note Ser A  07-15-05 .........................  13.000       B-     4,150    4,461,250
IXC Communications, Inc.,
Sr Sub Note  04-15-08 (R) ...........................   9.000     CCC+     1,900    1,897,625
McCaw International Ltd.,
Sr Disc Note, Step Coupon (13.00%, 04-15-02)
04-15-07 (A) ........................................    Zero     CCC+     7,000    4,637,500
McLeodUSA, Inc.,
Sr Note  03-15-08 (R)................................   8.375       B+     1,350    1,350,000
Sr Note  07-15-07  ..................................   9.250       B+     3,000    3,131,250
Metroet Communications Corp.,
Sr Discount Note, Step Coupon (10.75%,
11-01-02) (Canada) 11-01-07 (A), (Y) ................    Zero       B      3,000    2,040,000
Sr Note (Canada) 08-15-07 (Y) .......................  12.000       B      2,250    2,587,500
Microcell Telecommunications, Inc.,
Sr Disc Note Ser B, Step Coupon (11.125%,
10-15-02) (Canada) 10-15-07 (A)# ....................    Zero       B-     2,500    1,098,309
Nextel Communications, Inc.,
Sr Disc Note, Step Coupon (9.75%, 02-15-99)
08-15-04 (A) ........................................    Zero     CCC+    11,000   10,642,500
NEXTLIK Communications, Inc.,
Sr Disc Note, Step Coupon (9.45%, 04-15-03)
04-15-08 (A), (R) ...................................    Zero       B3     4,000    2,450,000
Sr Note  10-01-07 ...................................   9.625       B      1,500    1,530,000
TL, Inc.,
Sr Note  04-01-08 (R) ...............................   9.500       B-     1,680    2,741,340
Occidente Y Caribe Cellular SA,
Sr Disc Note and Warrant Ser B , Step Coupon
(14.00%, 03-15-01) (Colombia)
03-15-04 (A), (Y) ...................................    Zero       B      4,000    3,520,000
Orion Network Systems,
Sr Note  01-15-07 ...................................  11.250       B+     5,000    5,650,000
Qwest Communications International, Inc.,
Sr Note Ser B  04-01-07 .............................  10.875       B+     4,410    5,060,475
RC Corp.,
Sr Note  10-15-07 ...................................  10.000       B3     4,600    4,830,000
Satelites Mexicanos S.A. de C.V.,
Sr Note (Mexico) 11-01-04 (R), (Y) ..................  10.125       B-     5,000    4,987,500
Sprint Spectrum L.P.,
Sr Note  08-15-06 ...................................  11.000       B+     3,750    4,321,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS
                   John Hancock Funds - Strategic Income Fund

                                                                          PAR
                                                                          VALUE
                                                      INTEREST  CREDIT   (000s     MARKET
ISSUER, DESCRIPTION                                   RATE      RATING*  OMITTED)  VALUE
-------------------                                   --------  -------  --------  ------
Telecommunications (continued)
Teleport Communications Group, Inc.,
Sr Disc Note, Step Coupon (11.125%, 07-01-01)
07-01-07 (A) ........................................   Zero%       B+    $4,000   $3,485,000
Teletrac, Inc.,
Sr Note Ser B 08-01-07 ..............................  14.000       B-     2,000    2,000,000
Teligent, Inc.,
Sr Note 12-01-07 ....................................  11.500     CCC      5,000    5,087,500
Viatel, Inc.,
Unit (Sr Note & Preferred Stock) 04-15-08 (R)........  11.250     Caa1     1,500    1,560,000
Videotron Holdings Plc,
Sr Disc Note, Step Coupon (11.125%, 07-01-99)
(United Kingdom) 07-01-04 (A), (Y) ..................    Zero     BBB+     4,000    3,909,120
Winstar Communications, Inc.,
Sr Disc Note, Step Coupon (14.00%, 10-15-00)
10-15-05 (A) ........................................    Zero     Caa1     2,600    2,106,000
Winstar Equipment Corp.,
Gtd Sec Note  03-15-04 ..............................  12.500       B3     1,400    1,568,000
                                                                                  -----------
                                                                                  181,649,001
                                                                                  -----------
Transport (0.66%)
Enterprises Shipholding Corp.,
Sr Note (Greece) 05-01-08 (R), (Y) ..................   8.875      BB      3,400    3,383,000
Pacific & Atlantic Holding Inc.,
1st Mtg Note (Greece) 05-30-08 (R), (Y) .............  11.500       B      3,000    2,977,500
                                                                                  -----------
                                                                                    6,360,500
                                                                                  -----------
Utilities (1.54%)
Calpine Corp.,
Sr Note  02-01-04 ...................................   9.250      BB-     2,000    2,055,000
Midland Funding Corp. II,
Deb Ser A  07-23-05 .................................  11.750       B      4,000    4,800,400
Deb Ser B  07-23-06 .................................  13.250       B      4,000    5,152,040
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R), (Y) ..............   9.625      BB      2,900    2,827,500
                                                                                  -----------
                                                                                   14,834,940
                                                                                  -----------
                                                         TOTAL BONDS
                                                     (Cost $817,906,369) (87.66%) 844,544,766
                                                                         -------  -----------

                                                                        NUMBER OF
                                                                          SHARES       MARKET
                                                                       OR WARRANTS     VALUE
                                                                       -----------     ------
COMMO A PREFERRE STOCKS A WARRATS
Advanced Radio Telecom Corp., Warrant** .....................             60,000      780,000
Allegiance Telecom, Inc., Warrant** .........................              3,500           -
American Radio Systems Corp., 11.375%, Ser B,
Preferred Stock .............................................             47,376    5,590,368
American Telecasting, Inc., Warrant** .......................              4,000          400
AVI Holdings, Inc., Warrant  (R)** ..........................              1,500        9,000
California Federal Bank, Ser B, 10.625%,
Preferred Stock .............................................              6,667      724,203

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       NUMBER OF
                                                                       SHARES          MARKET
                                                                       OR WARRANTS     VALUE
                                                                       ----------      ------
COMMO A PREFERRE STOCKS A WARRATS (continued)
California Federal Bank, 11.50%, Preferred Stock.............              5,000     $552,500
Capstar Broadcasting Partners, Inc., 12.00%,
Preferred Stock .............................................             14,266    1,478,314
Chancellor Media Corp., 7.00%, Convertible,
Preferred Stock .............................................             20,000    2,637,500
COLT Telecom Plc, Warrant (United Kingdom) (R)** ............              5,000      925,000
Comunicacion Celular S.A. Warrant (Colombia) (Y)** ..........             50,000      350,000
Core Cap, Inc., Common Stock (r)** ..........................             45,000      900,000
Core Cap, Inc. Ser A/I, 10.00%, Preferred Stock (r)..........             45,000    1,125,000
Credit Lyonnais Capital S.C.A., American epositary Receipt (AR),
9.50% Ser TC Preferred Stock (France) (R), (Y)...............            100,000    2,525,000
ecorative Home Accents, Inc., Common Stock** ................              1,000           10
Earthwatch, Inc., 12.00%, Ser C, Conv Preferred
Stock  (R)  .................................................            200,000    1,400,000
EchoStar Communications Corp., 12.125%, Ser B,
Preferred Stock .............................................              1,061    1,185,668
Finlay Enterprises Inc., Common Stock** .....................              4,000      102,500
Granite Broadcasting Corp., 12.75%, Preferred Stock..........             45,263    5,295,720
Hyperion Telecommunications, Inc., 12.875%, Ser B,
Preferred Stock .............................................              3,097    3,483,632
ICF Kaiser International Inc., Warrant (r)** ................             12,000        3,000
ICG Holdings, Inc., 14.00%, Preferred Stock .................              2,297    2,755,998
Intermedia Communications, Inc., 13.50%,
Ser B, Preferred Stock ......................................              1,727    2,081,512
Intermedia Communications, Inc., Common Stock** .............             15,000    1,111,875
International Wireless Inc., Warrant** ......................              3,000           30
Ionica Plc, Warrant (United Kingdom) (R) #** ................              8,500      552,500
IRT Property Co., Real Estate Investment Trust (REIT)........             75,000      853,125
Kelley Oil & Gas Corp., $2.625, Preferred Stock .............             40,000    1,020,000
KLM Royal utch Air Lines .V., Common Stock (etherlands)......             25,000      973,437
Lasmo Plc, 10.00%, Ser A, American epositary Shares
(AS), Preferred Stock (United Kingdom) (Y) ..................             50,000    1,331,250
Loral Space & Communications Ltd., Warrant** ................              5,000       50,000
Maxus Energy Corp., $2.50, Preferred Stock ..................             40,000    1,025,000
McCaw International Ltd., Warrant** .........................              7,000       26,250
Metroet Communications Corp., Warrant
(Canada) (R)** ..............................................              2,250      108,000
extel Communications, Inc., 13.00%,  Ser,
Preferred Stock .............................................              2,195    2,458,400
Nextel Communications, Inc., 11.125%, Ser E,
Preferred Stock  (R) ........................................              1,716    1,819,433
Nextel Communications, Inc. (Class A),
Common Stock** ..............................................             12,394      292,034
Nextlink Communications, Inc., Warrant (R)** ................             30,000           -
Nextlink Communications, Inc., 14.00%, Preferred Stock.......            100,500    5,979,750
Nrthwest Airlines Corp. (Class A), Common Stock** ...........            150,000    6,759,375
NTL, Inc., 13.00%, Ser B, Preferred Stock ...................              4,406    5,220,519
PG&E Corp., Common Stock ....................................             25,622      807,093
Powertel, Inc., Warrant** ...................................              2,880       27,360
PRIMEIA, Inc., 8.625%, Preferred Stock (R) ..................             25,000    2,475,000
Qualcomm Financial Trust, 5.75%, Preferred Stock ............             60,000    2,910,000
Quantas Airways Ltd., AS, Common Stock (Australia)
(R), (Y) ....................................................             13,800      213,497
RC Corp., Common Stock** ....................................             40,000      860,000
Renaissance Cosmetics, Warrant** ............................              4,000        4,000
Rite Aid Corp., Common Stock ................................             14,820      530,741
Rural Cellular Corp., 11.375%, Preferred Stock (R)...........              1,750    1,758,750
SFX Broadcasting, Inc., 6.50%, Ser , Conv Preferred
Stock (R) ...................................................             25,000    2,093,750


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       NUMBER OF
                                                                       SHARES      MARKET
                                                                       OR WARRANTS VALUE
                                                                       ----------  ------
COMMON A PREFERRED STOCKS AND WARRANTS (continued)
SFX Broadcasting, Inc., 12.625%, Ser E,
Preferred Stock .............................................            9,568    1,129,024
SFX Entertainment, Inc. (Class A), Common Stock** ...........           27,467   $1,215,415
Station Casinos, Inc., 7.00%, Conv
Preferred Stock .............................................            5,000      256,250
Teletrac, Inc., Warrant** ...................................            2,000           -
Time Warner, Inc., 10.25%, Ser M,
Preferred Stock  ............................................            3,576    4,058,760
TLC Beatrice International Holdings,
(Class A), Common Stock  (r)**  .............................           20,000    1,040,000
Valero Energy Corp., Common Stock ...........................           46,250    1,508,906

                              TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                   (Cost $69,034,676)     (8.76%)  84,374,849
                                                                        --------  -----------
                                                                      PAR  VALUE
                                                             INTEREST  (000s
                                                             RATE     OMITTED)
                                                             ----     --------

SHORT-TERM IVESTMENTS
Joint Repurchase Agreement (1.55%)
Investment in a joint repurchase agreement
transaction with Toronto ominion, dated 05-29-98,
due 06-01-98 (secured by U.S. Treasury Notes, 5.125%
thru 9.25%, due 08-15-98 thru 11-15-05 and U.S.
Treasury Bonds, 6.00% thru 12.00%, due 08-15-13
thru 08-15-27)- Note A ..............................          5.570%    $14,893   14,893,000

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.95% ..................................                                     206
                                                                                 ------------
                                         TOTAL SHORT-TERM INVESTMETS      (1.55%)  14,893,206
                                                                        -------- ------------
                                         TOTAL INVESTMETS                (97.97%) 943,812,821
                                                                        -------- ------------
                                         OTHER ASSETS A LIABILITIES, NET  (2.03%)  19,591,094
                                                                        -------- ------------
                                         TOTAL NET ASSETS               (100.00%)$963,403,915
                                                                        ======== ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                   John Hanock Funds - Strategic Income Fund

NOTES TO THE SCHEULE OF IVESTMETS

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.
**       Non-income producing security.
***Represents rate in effect on May 31, 1998.
# Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.
+ These securities having an aggregate value of $3,759,375 or 0.39% of the FundOs net assets, have been purchased on a when-issued basis. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitments. Accordingly, the market value of $4,809,356 of U.S. Treasury Bond, 8.125%, due 08-15-19 has been segregated to cover the when-issued commitments.
(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.
(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $169,913,932 or 17.64% of the Fund's net assets as of May 31, 1998.
(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued at fair value by the Trustees after considerations of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

Additional information on each restricted security is as follows:




                                                                        MARKET
                                                                        VALUE AS A
                                                                        PERCENTAGE    MARKET
                                           ACQUISITION     ACQUISITION  OF FUND'S     VALUE AS OF
                                           DATE            COST         NET ASSETS    MAY 31, 1998
                                           ----            ----         ----------    ------------
Core Cap, Inc., Common Stock              10-31-97        $900,000          0.09%        $900,000
Core Cap, Inc., Ser A/1, 10.00%,
Preferred Stock                           10-31-97       1,125,000          0.12        1,125,000
ICF Kaiser International Inc., Warrant    01-04-94          15,000          0.00            3,000
TLC Beatrice International Holdings
(Class A), Common Stock                   11-25-87       1,006,000          0.11        1,040,000

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS

                              FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

Portfolio Concentration
May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Strategic Income Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 1998 assigned to country categories.


                                                  MARKET VALUE
                                                  AS A PERCETAGE
                                                   OF FUND'S
COUNTRY DIVERSIFICATION                           NET ASSETS
-----------------------                           ----------
Argentina  ................................         1.89%
Australia  ................................         4.51
Bahamas    ................................         0.21
Bermuda    ................................         0.37
Canada     ................................         3.56
Colombia   ................................         0.80
France     ................................         0.26
Germany    ................................         1.41
Greece     ................................         0.66
Luxembourg ................................         0.28
Mexico     ................................         1.95
etherlands ................................         0.54
South Africa ..............................         1.61
United Kingdom ............................         8.16
United States  ............................        71.76
                                                  -------
                                  TOTAL IVESTMETS  97.97%
                                                  =======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                  MARKET VALUE
                                                  AS A PERCETAGE
                                                   OF FUND'S
QUALITY DISTRIBUTION                              NET ASSETS
--------------------                              ----------
AAA ................................                31.01%
BBB ................................                 1.79
BB  ................................                 7.78
B   ................................                41.23
CCC ................................                 5.84
                                                     0.01
                                                  -------
                                  TOTAL BONDS       87.66%
                                                  =======

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIALS STATEMENTS

                   John Hancock Funds - Strategic Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Strategic Series (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of two series of portfolios: John Hancock Strategic Income Fund (the "Fund") and John Hancock Sovereign U.S. Government Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE  AGREEMENT
Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT  TRANSACTIONS
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL  INCOME  TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. It will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are capital gains and losses for accounting purposes. The Fund has $20,120,825 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 2003 - $19,853,817 and May 31, 2004 - $267,008. Additionally, net capital losses of $541,663 attributable to security transactions incurred after October 31, 1997 are treated as arising on the first day (June 1, 1998) of the Fund's next taxable year.

DIVIDENDS,  INTEREST  AND DISTRIBUTIONS
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. The Fund

                         NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS  ALLOCATIONS
Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES
The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.


DISCOUNT ON  SECURITIES
The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF  ESTIMATES
The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK  BORROWINGS
The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FOREIGN  CURRENCY  TRANSLATION
All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS
The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the

                         NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open  forward  foreign  currency  exchange  contracts  at May 31,  1998  were as follows:
                                                                UNREALIZED
                           PRINCIPAL AMOUNT        EXPIRATION  APPRECIATION/
CURRENCY                   COVERED BY CONTRACT     MONTH       (DEPRECIATION)
--------                   -------------------     -----       --------------
BUYS
Australian Dollar             6,118,000            JUNE 98      ($277,353)
Deutsche Mark                 7,800,000            JUNE 98        147,016
                                                               ----------
                                                                ($130,337)
                                                               ==========
SELLS
Australian Dollar             6,118,000            JUNE 98       $242,083
Australian Dollar            10,701,000            JULY 98        340,848
Australian Dollar            46,838,000             AUG 98        895,849
British Pound                11,785,000            JUNE 98        377,128
British Pound                13,562,000            JULY 98        373,867
British Pound                 6,819,000             AUG 98        178,063
Deutsche Mark                 7,800,000            JUNE 98        (68,775)
European Currency Unit        3,057,000            JULY 98        (62,430)
                                                               -----------
                                                               $2,276,633
                                                               ===========

FINANCIAL  FUTURES  CONTRACTS

The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At May 31, 1998, open positions in financial futures contracts were as follows:

                                                       UNREALIZED
EXPIRATION        OPEN CONTRACTS            POSITION   APPRECIATION
----------        --------------            --------   ------------
SEPT 98           200 U.S. TREASURY BONDS   LONG       $4,688
                                                       =======

At May 31, 1998, the Fund had deposited in a segregated account, $400,000, par value of U.S. Treasury Bond, 9.25%, 02-15-16 to cover margin requirements on open financial futures contracts.

OPTIONS

Listed  options  will be valued at the last  quoted  sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal

                         NOTES TO FINANCIAL STATEMENTS

                   John Hancock Funds - Strategic Income Fund

to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities. There were no written option transactions for the year ended May 31, 1998.

NOTE B -
MANAGEMENT  FEE AND  TRANSACTIONS
WITH  AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $150,000,000, (c) 0.40% of the next $250,000,000, (d) 0.35% of the next $150,000,000, and (e) 0.30% of the
Fund's average daily net asset value in excess of $650,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $2,351,277. Out of this amount, $279,714 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,177,631 was paid as sales commissions to unrelated broker-dealers and $893,932 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC")at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $938,449.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1998, there were no contingent deferred sales charges paid to JH Funds.

In addition, to reimburse JH Funds for the services it provides as the distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make

                         NOTES TO FINANCIALS STATEMENTS

                   John Hancock Funds - Strategic Income Fund

payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays a transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $3,524.

NOTE  C-
INVESTMENT  TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 1998, aggregated $771,661,529 and $649,411,255, respectively.
Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $331,703,148 and $271,211,516, respectively, during the year ended May 31, 1998.

The cost of investments  owned at May 31, 1998  (including the joint  repurchase agreement) for federal income tax purposes was $902,627,612. Gross unrealized appreciation and depreciation of investments aggregated $52,659,234 and $11,474,231 respectively, resulting in net unrealized appreciation of $41,185,003.

NOTE -D
RECLASSIFICATIONS  OF CAPITAL  ACCOUNTS
During the year ended May 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,615,892 and a decrease in undistributed net investment income of $3,614,316 and a decrease in capital paid-in of $1,666. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

                   John Hancock Funds - Strategic Income Fund

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders of John Hancock Strategic Income Fund and the Trustees of John Hancock Strategic Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for S&P ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Strategic Income Fund (the "Fund") (a portfolio of John Hancock Strategic Series) at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 9, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during the fiscal year ended May 31, 1998.

Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of all distributions for calendar year 1998.

With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 1998, 7.26% of the distributions qualify for the dividends received deduction available to corporations.

                                     NOTES

                   John Hancock Funds - Strategic Income Fund

                                     NOTES

                   John Hancock Funds - Strategic Income Fund

                                                           ---------------
[LOGO] JOHN HANCOCK FUNDS                                     BULK RATE
       A Global Investment Management Firm                   U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA  02199-7603                   PAID
1-800-225-5291 1-800-554-6713 (TDD)                          Randolph, MA
INTERNET: www.jhancock.com/funds                             Permit NO. 75
                                                           ---------------













This report is for the information of shareholders of the John Hancock Strategic Income Fund. It may be used as sales literature when preceded or accompanied by the prospectus, which details charges, investment objectives and operating policies.


                                                                     9100A  5/98
                                                                            7/98


[LOGO] Printed on Recycled Paper

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


                          JOHN HANCOCK WORLD BOND FUND
               SPECIAL MEETING OF SHAREHOLDERS - FEBRUARY 10, 1999
                   PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Susan S. Newton and James J. Stokowski, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock World Bond Fund ("World Bond Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of World Bond Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on February 10, 1999 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated December 17, 1998 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                                     PLEASE SIGN, DATE AND RETURN
                                     PROMPTLY IN ENCLOSED ENVELOPE

                                     Date ___________________,

                                     NOTE: Signature(s)  should  agree with the
                                     the  name(s) printed herein. When signing
                                     as attorney, executor, administrator,
                                     trustee  or guardian,  please give your
                                     full  name  as  such.  If a corporation,
                                     please sign in full   corporate   name  by
                                     president or other authorized  officer. If
                                     a partnership, please sign in  partnership
                                     name     by authorized person.
                                     ---------------------------------

                                     ---------------------------------
                                                       Signature(s)

[LOGO] JOHN HANCOCK FUNDS
      A Global Investment Management Firm


                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1)      To approve an Agreement and Plan of Reorganization between World
         Bond Fund and John Hancock Strategic Income Fund ("Strategic Income Fund"). Under this Agreement, World Bond Fund would transfer all of its assets to Strategic Income Fund in exchange for shares of Strategic Income Fund. These shares will be distributed proportionately to you and the other shareholders of World Bond Fund. Strategic Income Fund will also assume World Bond Fund's liabilities.

         FOR      |_|          AGAINST  |_|          ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

                                     Part B

                       Statement of Additional Information

                       JOHN HANCOCK STRATEGIC INCOME FUND
                   (a series of John Hancock Strategic Series)

                                December 17, 1998

This Statement of Additional Information provides information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated December 14, 1998. This Statement of Additional Information provides additional information about John Hancock Strategic Income Fund and the Fund that it is acquiring, John Hancock World Bond Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.


                                Table Of Contents

                                                                            Page
Introduction                                                                 3
Additional Information about Strategic Income Fund                           3
General Information and History                                              3
Investment Objective and Policies                                            3
Management of Strategic Income Fund                                          3
Control Persons and Principal Holders of Shares                              3
Investment Advisory and Other Services                                       3
Brokerage Allocation                                                         3
Capital Stock and Other Securities                                           3
Purchase, Redemption and Pricing of Strategic Income Fund Shares             3
Tax Status                                                                   3
Underwriters                                                                 4
Calculation of Performance Data                                              4
Financial Statements                                                         4

Additional Information about World Bond Fund                                 4
General Information and History                                              4
Investment Objective and Policies                                            4
Management of World Bond Fund                                                4
Investment Advisory and Other Services                                       4
Brokerage Allocation                                                         4
Capital Stock and Other Securities                                           4
Purchase, Redemption and Pricing of World Bond Fund                          4
Tax Status                                                                   4
Underwriters                                                                 5
Calculation of Performance Data                                              5
Financial Statements                                                         5

Exhibits

A - Statement of Additional Information, dated October 1, 1998, of John Hancock Strategic Income Fund including audited financial statements as of May 31, 1998.

B - Statement of Additional Information, dated June 1, 1998, of John Hancock World Bond Fund including audited financial statements as of October 31,1997.

C - Pro forma combined financial statements as of May 31, 1998, assuming the reorganization of John Hancock World Bond Fund and John Hancock Strategic Income occurred on that date.

                                  INTRODUCTION

This  Statement  of  Additional   Information  is  intended  to  supplement  the
information provided in a proxy statement and prospectus dated December 17, 1998. The proxy statement and prospectus has been sent to the shareholders of World Bond Fund in connection with the solicitation by the Trustees of World Bond Fund of proxies to be voted at the special meeting of shareholders of World Bond Fund to be held on February 10, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Strategic Income Fund, dated October 1, 1998, and the Statement of Additional Information of World Bond Fund, dated June 1, 1998. The Strategic Income Fund SAI and the World Fund SAI are included with this Statement of Additional Information.

               Additional Information About Strategic Income Fund

General Information and History
For additional information about Strategic Income Fund generally and its history, see "Organization of the Trust" in Strategic Income Fund SAI.

Investment Objective and Policies
For additional  information about Strategic Income Fund's investment  objective,
policies  and  restrictions,   see  "Investment   Objective  and  Policies"  and
"Investment Restrictions" in the Strategic Income Fund SAI.

Management of Strategic Income Fund
For additional information about the Strategic Income Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Strategic Income Fund SAI.

Control Persons and Principal Holders of Shares
For additional information about control persons of Strategic Income Fund and principal holders of shares of Strategic Income Fund, see "Those Responsible for Management" in the Strategic Income Fund SAI.

Investment Advisory and Other Services
For additional information about Strategic Income Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Strategic Income Fund SAI.

Brokerage Allocation and Other Practices
For additional information about Strategic Income Fund's brokerage allocation practices, see "Brokerage Allocation" in the Strategic Income Fund SAI.

Capital Stock and Other Securities
For additional information about the voting rights and other characteristics of Strategic Income Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Strategic Income Fund SAI.

Purchase, Redemption and Pricing of Strategic Income Fund Shares
For additional information about the determination of net asset value, see "Net Asset Value" in the Strategic Income Fund SAI.

Tax Status
For additional information about the tax status of Strategic Income Fund, see "Tax Status" in the Strategic Income Fund SAI.

Underwriters
For additional information about Strategic Income Fund's principal underwriter and the distribution contract between the principal underwriter and Strategic Income Fund, see "Distribution Contracts" in the Strategic Income Fund SAI.

Calculation of Performance Data
For additional information about the investment performance of Strategic Income Fund, see "Calculation of Performance" in the Strategic Income Fund SAI.

Financial Statements
Audited financial statements of Strategic Income Fund at May 31, 1998 are attached to the Strategic Income Fund SAI.

Pro forma combined financial statements as of May 31, 1998 are attached to this Statement of Additional Information.


                  Additional Information About World Bond Fund

General Information and History
For additional information about World Bond Fund generally and its history, see "Organization of the Fund" in the World Bond Fund SAI.

Investment Objective and Policies
For  additional  information  about  World  Bond  Fund's  investment  objective,
policies  and  restrictions,   see  "Investment   Objective  and  Policies"  and
"Investment Restrictions" in the World Bond Fund SAI.

Management of World Bond Fund
For additional information about the World Bond Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the World Bond Fund SAI.

Investment Advisory and Other Services
For additional information about World Bond Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the World Bond Fund SAI.

Brokerage Allocation and Other Practices
For  additional   information  about  World  Bond  Fund's  brokerage  allocation practices, see "Brokerage Allocation" in the World Bond Fund SAI.

Capital Stock and Other Securities
For additional information about the voting rights and other characteristics of World Bond Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the World Bond Fund SAI.

Purchase, Redemption and Pricing of World Bond Fund Shares
For additional information about the net asset value of World Bond Fund, see "Net Asset Value" in the World Bond Fund SAI.

Tax Status
For additional information about the tax status of World Bond Fund, see "Tax Status" in the World Bond Fund SAI.

Underwriters
For additional information about World Bond Fund's principal underwriter and the distribution contract between the principal underwriter and World Bond Fund, see "Distribution Contracts" in the World Bond Fund SAI.

Calculation of Performance Data
For additional information about the investment performance of World Bond Fund, see "Calculation of Performance" in the World Bond Fund SAI.

Financial Statements

Audited financial statements of World Bond Fund at October 31, 1997 are attached to the World Bond Fund SAI.

                      JOHN HANCOCK STRATEGIC INCOME FUND

                      Class A, Class B and Class C Shares
                      Statement of Additional Information

                                October 1, 1998

This Statement of Additional Information provides information about John Hancock Strategic Income Fund (the "Fund") in addition to the information that is contained in the combined Income Funds' Prospectus dated October 1, 1998 (the "Prospectus"). The Fund is a diversified series portfolio of John Hancock Strategic Series (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                Table of Contents

                                                                         Page

Organization of the Fund                                                   2
Investment Objective and Policies                                          2
Investment Restrictions                                                   17
Those Responsible for Management                                          19
Investment Advisory and Other Services                                    28
Distribution Contracts                                                    30
Sales Compensation                                                        32
Net Asset Value                                                           33
Initial Sales Charge on Class A Shares                                    34
Deferred Sales Charge on Class B and Class C Shares                       36
Special Redemptions                                                       40
Additional Services and Programs                                          40
Description of the Fund's Shares                                          42
Tax Status                                                                43
Calculation of Performance                                                47
Brokerage Allocation                                                      49
Transfer Agent Services                                                   51
Custody of Portfolio                                                      51
Independent Auditors                                                      51
Appendix A-Description of Investment Risk                                A-1
Appendix B-Description of Bond Ratings                                   B-1
Financial Statements                                                     F-1

ORGANIZATION OF THE FUND

The Fund is series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund was organized in April 1986.

John Hancock Advisers, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix B contains further information describing investment risks. There is no assurance that the Fund will achieve its investment objective. The investment objective is fundamential and may only be change with shareholder approval.

The investment objective of the Fund is a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities and (iii) lower-rated high yield high risk debt securities.


The Fund may invest in all types of debt securities. The debt securities in which the Fund may invest include bonds, debentures, notes (including variable and floating rate instruments), preferred and preference stock, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interest, multiple class pass through securities, collateralized mortgage obligations, stripped debt securities, other mortgage-backed securities, asset-backed securities and other derivative debt securities. Under normal circumstances, the Fund's assets will be invested in each of the foregoing three sectors. However, from time to time the Fund may invest up to 100% of its total assets in any one sector. The Fund may also invest up to 10% of net assets in U.S. or foreign equities.


Lower Rated Securities. The higher yields and high income sought by the Fund are generally obtainable from high yield risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Ratings Group ("Standard & Poor's"). The Fund may invest in securities rated as low as Ca by Moody's or CC by Standard & Poor's, which may indicate that the obligations are speculative to a high degree and in default. Lower rated securities are generally referred to as junk bonds. See Appendix B attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and Standard & Poor's (the "Rating Agencies"), such as those ratings described in this Statement of Additional Information, may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. The credit ratings of securities do not evaluate market risk. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Debt securities that are rated in the lower rating categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the Fund invests in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

The Fund's investments in debt securities may include increasing rate note securities, zero coupon bonds and payment-in-kind bonds. Zero coupon bonds have a determined interest rate, but payment of the interest is deferred until maturity of the bonds. Payment- in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. The market prices of zero coupon and payment-in-kind bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically and in cash. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

The market value of debt securities which carry no equity participation usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise if such securities are protected against early call. In general, in selecting securities for its portfolio, the Fund intends to seek protection against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. The Fund's portfolio may include debt securities which sell at substantial discounts from par. These securities are low coupon bonds which, because of their lower acquisition cost tend to sell on a yield basis approximating current interest rates during periods of high interest rates.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the Fund's investments in high yield high risk securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

Foreign Securities. The Fund may invest in debt obligations (which may be denominated in the U.S. dollar or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World
Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Fund may also invest in debt securities that are issued by U.S. corporations and denominated in non-U.S. currencies. No more than 25% of the Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country.

The Fund may also invest in American Depository Receipts ("ADRs"). ADRs (sponsored and unsponsored) are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation, and are designed for trading in United States securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Fund may invest in any country where the Adviser believes there is a potential to achieve the Fund's investment objective. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

The value of portfolio securities denominated in foreign currencies may increase or decrease in response to changes in currency exchange rates. The Fund will incur costs in connection with converting between currencies.

Foreign Currency Transactions. The Fund may enter into forward foreign currency contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies as well as to enhance return or as a substitute for the purchase or sale of currency. The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser.

If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

There is no limitation on the value of the Fund's assets that may be committed to forward contracts or on the term of a forward contract. In addition to the risks described above, forward contracts are subject to the following additional risks: (1) that a Fund's performance will be adversely affected by unexpected changes in currency exchange rates; (2) that the counterparty to a forward contract will fail to perform its contractual obligations; (3) that a Fund will be unable to terminate or dispose of its position in a forward contract; and (4) with respect to hedging transactions in forward contracts, that there will be imperfect correlation between price changes in the forward contract and price changes in the hedged portfolio assets.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Global Risks. Investments in foreign securities may involve certain risks not present in domestic investments due to exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. There may be difficulty in enforcing legal rights outside the United States. Some foreign companies are not subject to the same uniform financial reporting requirements, accounting standards and governmental supervision as domestic companies, and foreign exchange markets are regulated differently from the U.S. stock market. Security trading practices abroad may offer less protection to investors such as the Fund. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Fund's shares and dividends. Finally, you should be aware that the expense ratios of international funds generally are higher than those of domestic funds, because there are greater costs associated with maintaining custody of foreign securities and the increased research necessary for international investing results in a higher advisory fee.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

Repurchase Agreements. In a repurchase agreement the Fund would buy a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33% of the market value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Board of Trustees. Under procedures established by the Board of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act. However, the Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit in illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when- issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Borrowing. The Fund may borrow money in an amount that does not exceed 33% of its total assets. Borrowing by the Fund involves leverage, which may exaggerate any increase or decrease in the Fund's investment performance and in that respect may be considered a speculative practice. The interest that the Fund must pay on any borrowed money, additional fees to maintain a line of credit or any minimum average balances required to be maintained are additional costs which will reduce or eliminate any potential investment income and may offset any capital gains. Unless the appreciation and income, if any, on the asset acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund may only make short sales "against the box," meaning that the Fund, by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income for a taxable year in order for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") for that year.

U.S. Governmental Securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs"), the Federal National Mortgage Association ("Fannie Maes") and the Student Loan Marketing Association ("Sallie Maes"). No assurance can be given that the U.S. Government will provide financial support to these Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Mortgage-Backed Securities. Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments that are, in effect, a "pass- through" of the monthly interest and principal payments (including any pre-payments) made by the individual borrowers on the pooled mortgage loans. Collateralized Mortgage Obligations ("CMOs"), in which the Fund may also invest, are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. During periods of declining interest rates, principal and interest on mortgage-backed securities may be prepaid at faster-than-expected rates. The proceeds of these prepayments typically can only be invested in lower-yielding securities. Therefore, mortgage-backed securities may be less effective at maintaining yields during periods of declining interest rates than traditional debt securities of similar maturity. U.S. Government agencies and instrumentalities include, but are not limited to, Federal Farm Credit Banks, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, and the Federal National Mortgage Association. Some obligations issued by an agency or instrumentality may be supported by the full faith and credit of the U.S. Treasury.

A real estate mortgage investment conduit, or REMIC, is a private entity formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property, and of issuing multiple classes of interests therein to investors such as the Fund. The Fund may consider REMIC securities as possible investments when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities. The Fund will not invest in "residual" interests in REMIC's because of certain tax disadvantages for regulated investment companies that own such interests.

Risks of Mortgage-Backed Securities. Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues.

Mortgage "Dollar Roll" Transactions. The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowing and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as a financing.

Asset-Backed Securities. The Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Participation Interests. Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests may be subject to its 15% limitation on investments in illiquid securities.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Pay-In-Kind, Delayed and Zero Coupon Bonds. The Fund may invest in pay-in-kind, delayed and zero coupon bonds. These are securities issued at a discount from their face value because interest payments are typically postponed until maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. The market prices in pay-in-kind, delayed and zero coupon bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a grater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. See "Tax Status."

Brady Bonds. The Fund may invest in so-called "Brady Bonds" and other sovereign debt securities of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the Brady Plan. Brady Bonds are debt securities described as part of a restructuring plan created by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund (the "IMF"). The Brady Plan facilitate the exchange of commercial bank debt for newly issued (known as Brady Bonds). The World Bank and IMF provide funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements IMF debtor nations are required to implement of certain domestic monetary and fiscal reforms. These reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs promote the debtor country's ability to service its external obligations and promote its economic growth and development. The Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Brady Bonds have recently been issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Poland, the Philippines, Uruguay and Venezuela and may be issued by other countries. Over $130 billion in principal amount of Brady Bonds have been issued to date, the largest portion having been issued by Argentina and Brazil. Brady Bonds may involve a high degree of risk, may be in default or present the risk of default. As of January, 1, 1997, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize however, that Brady Bonds have been issued only recently, and, accordingly, they do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Although Brady Bonds may be collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Time Deposits. The Securities and Exchange Commission ("SEC") considers time deposits with periods of greater than seven days to be illiquid, subject to the restriction that illiquid securities are limited to no more than 15% of the Fund's net assets.

Short Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments or to take advantage of yield disparities between fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval of the lesser of (1) the holders of 67% or more of the shares represented at a meeting if by more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or
(2) more than 50% of the Fund's outstanding shares.

The Fund observes the fundamental restrictions listed in item (1) through (9) below. The Fund may not:

(1)   Issue senior securities, except as permitted by paragraphs (2), (6) and
      (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward foreign currency exchange contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of paragraph (3) below, are not deemed to be senior securities.

(2) Borrow money in amounts exceeding 33% of the Fund's total assets (including the amount borrowed) taken at market value. Interest paid on borrowing will reduce income available to shareholders.

(3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 33 1/3% of the fund's total assets taken at market value.

(4) Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(5) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

(6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Buy or sell commodity contracts, except futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies.

(8) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of each investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities.

(9) Purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if

(i) more than 5% of the Fund's total assets taken at market value would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested in securities issued or guaranteed by any foreign government or its agencies or instrumentalities, or,

(ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized and the Fund's custodian must take possession of the collateral either physically or in book entry form. Securities used as collateral must be marked to market daily.

Nonfundamental Investment Restrictions. The following investment restrictions are designated as nonfundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(b) Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of transactions in securities and forward foreign currency exchange contracts and may make margin payments in connection with transactions in futures contracts and options on futures) or make short sales of securities unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies,
      (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(d) Invest for the purpose of exercising control over or management of any company.

(e)   Invest more than 15% of its net assets in illiquid securities.

In addition, the Fund complies with the following nonfundamental limitation on its investments:

Exercise any conversion, exchange or purchase rights associated with corporate debt securities in the portfolio if, at the time, the value of all equity interests would exceed 10% of the Fund's total assets taken at market value.

If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values or the total costs of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser, or officers and directors of the Fund's principal distributor, John Hancock Funds, Inc.
("John Hancock Funds").

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Edward J. Boudreau, Jr. *  Trustee, Chairman and      Chairman, Director and
101 Huntington Avenue      Chief Executive Officer    Chief Executive Officer,
Boston, MA  02199          (1, 2)                     the Adviser; Chairman,
October 1944                                          Director and Chief
                                                      Executive Officer, The
                                                      Berkeley Financial Group,
                                                      Inc. ("The Berkeley
                                                      Group"); Chairman and
                                                      Director, NM Capital
                                                      Management, Inc. ("NM
                                                      Capital"), John Hancock
                                                      Advisers International
                                                      Limited ("Advisers
                                                      International") and
                                                      Sovereign Asset Management
                                                      Corporation ("SAMCorp");
                                                      Chairman, Chief Executive
                                                      Officer and President,
                                                      John Hancock Funds, Inc.
                                                      ("John Hancock Funds");
                                                      Chairman, First Signature
                                                      Bank and Trust Company;
                                                      Director, John Hancock
                                                      Insurance Agency, Inc.
                                                      ("Insurance Agency,
                                                      Inc."), John Hancock
                                                      Advisers International
                                                      (Ireland) Limited
                                                      ("International Ireland"),
                                                      John Hancock Capital
                                                      Corporation and New
                                                      England/Canada Business
                                                      Council; Member,
                                                      Investment Company
                                                      Institute Board of
                                                      Governors; Director, Asia
                                                      Strategic Growth Fund,
                                                      Inc.; Trustee, Museum of
                                                      Science; Director, John
                                                      Hancock Freedom Securities
                                                      Corporation (until
                                                      September 1996); Director,
                                                      John Hancock Signature
                                                      Services, Inc. ("Signature
                                                      Services") (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Dennis S. Aronowitz        Trustee                    Professor of Law,
1216 Falls Boulevard                                  Emeritus, Boston
Fort Lauderdale, FL  33327                            University School of Law
June 1931                                             (as of 1997); Trustee,
                                                      Brookline Savings Bank.

Richard P. Chapman, Jr.    Trustee (1)                President, Brookline
160 Washington Street                                 Savings Bank; Director,
Brookline, MA  02147                                  Federal Home Loan Bank
February 1935                                         of Boston (lending);
                                                      Director, Lumber
                                                      Insurance Companies
                                                      (fire and casualty
                                                      insurance); Trustee,
                                                      Northeastern University
                                                      (education); Director,
                                                      Depositors Insurance
                                                      Fund, Inc. (insurance).

William J. Cosgrove        Trustee                    Vice President, Senior
20 Buttonwood Place                                   Banker and Senior Credit
Saddle River, NJ  07458                               Officer, Citibank, N.A.
January 1933                                          (retired September
                                                      1991); Executive Vice
                                                      President, Citadel Group
                                                      Representatives, Inc.; EVP
                                                      Resource Evaluation, Inc.
                                                      (consulting) (until
                                                      October 1993); Trustee,
                                                      the Hudson City Savings
                                                      Bank (since 1995).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Douglas M. Costle          Trustee (1)                Director, Chairman of
RR2 Box 480                                           the Board and
Woodstock, VT  05091                                  Distinguished Senior
July 1939                                             Fellow, Institute for
                                                      Sustainable Communities,
                                                      Montpelier, Vermont (since
                                                      1991); Dean Vermont Law
                                                      School (until 1991);
                                                      Director, Air and Water
                                                      Technologies Corporation
                                                      (environmental services
                                                      and equipment), Niagara
                                                      Mohawk Power Company
                                                      (electric services) and
                                                      Mitretek Systems
                                                      (governmental consulting
                                                      services).

Leland O. Erdahl           Trustee                    Vice President, Chief
8046 Mackenzie Court                                  Financial Officer and
Las Vegas, NV  89129                                  Director of Amax Gold,
December 1928                                         Inc.; Director, Santa Fe
                                                      Ingredients Company of
                                                      California, Inc. and
                                                      Santa Fe Ingredients
                                                      Company, Inc. (private
                                                      food processing
                                                      companies), Uranium
                                                      Resources Corporation;
                                                      Freeport-McMoRan Copper
                                                      & Gold Company, Inc.,
                                                      Hecla Mining Company,
                                                      Canyon Resources
                                                      Corporation and Original
                                                      Sixteen to One Mines,
                                                      Inc. (1984-1987 and
                                                      1991-1995) (management
                                                      consultant).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Richard A. Farrell          Trustee                   President of Farrell,
Venture Capital Partners                              Healer & Co., (venture
160 Federal Street                                    capital management firm)
23rd Floor                                            (since 1980);  Prior to
Boston, MA  02110                                     1980, headed the venture
November 1932                                         capital group at Bank of
                                                      Boston Corporation.

Gail D. Fosler              Trustee                   Vice President and Chief
3054 So. Abingdon Street                              Economist, The
Arlington, VA  22206                                  Conference Board
December 1947                                         (non-profit economic and
                                                      business research);
                                                      Director, Unisys Corp.;
                                                      and H.B. Fuller Company.

William F. Glavin           Trustee                   President Emeritus,
120 Paget Court - John's                              Babson College (as of
Island                                                1997); Vice Chairman,
Vero Beach, FL 32963                                  Xerox Corporation (until
March 1932                                            June 1989); Director,
                                                      Caldor Inc., Reebok,
                                                      Inc. (since 1994) and
                                                      Inco Ltd.

Anne C. Hodsdon *           Trustee and President     President, Chief
101 Huntington Avenue       (1,2)                     Operating Officer and
Boston, MA  02199                                     Director, the Adviser;
April 1953                                            President, COO and
                                                      Director, The Berkeley
                                                      Group; Director, John
                                                      Hancock Funds, Advisers
                                                      International, Insurance
                                                      Agency, Inc. and
                                                      International Ireland;
                                                      President and Director,
                                                      SAMCorp. and NM Capital;
                                                      Executive Vice
                                                      President, the Adviser
                                                      (until December 1994);
                                                      Director, Signature
                                                      Services (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Dr. John A. Moore          Trustee                    President and Chief
Institute for Evaluating                              Executive Officer,
Health Risks                                          Institute for Evaluating
1629 K Street NW                                      Health Risks, (nonprofit
Suite 402                                             institution) (since
Washington, DC  20006-1602                            September 1989).
February 1939

Patti McGill Peterson      Trustee                    Executive Director,
Council for International                             Council for
Exchange of Scholars                                  International Exchange
3007 Tilden Street, N.W.,                             of Scholars (since
Suite 5L                                              January 1998), Vice
Washington, DC  20008-3009                            President, Institute of
May 1943                                              International Education
                                                      (since January 1998);
                                                      Cornell Institute of
                                                      Public Affairs, Cornell
                                                      University (until December
                                                      1997); President Emeritus
                                                      of Wells College and St.
                                                      Lawrence University;
                                                      Director, Niagara Mohawk
                                                      Power Corporation
                                                      (electric utility) and
                                                      Security Mutual Life
                                                      (insurance).

John W. Pratt              Trustee                    Professor of Business
2 Gray Gardens East                                   Administration at
Cambridge, MA  02138                                  Harvard University
September 1931                                        Graduate School of
                                                      Business Administration
                                                      (since 1961).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

Richard S. Scipione *      Trustee (1)                General Counsel, John
John Hancock Place                                    Hancock Life Company;
P.O. Box 111                                          Director, the Adviser,
Boston, MA  02117                                     Advisers International,
August 1937                                           John Hancock Funds, John
                                                      Hancock Distributors,
                                                      Inc., Insurance Agency,
                                                      Inc., John Hancock
                                                      Subsidiaries, Inc.,
                                                      SAMCorp. and NM Capital;
                                                      Director, The Berkeley
                                                      Group; Director, JH
                                                      Networking Insurance
                                                      Agency, Inc.; Director,
                                                      Signature Services
                                                      (until January 1997).

Edward J. Spellman, CPA    Trustee                    Partner, KPMG Peat
259C Commercial Bld.                                  Marwick LLP (retired
Ft. Lauderdale, FL  33308                             June 1990).
November 1932

Robert G. Freedman         Vice Chairman and Chief    Vice Chairman and Chief
101 Huntington Avenue      Investment Officer (2)     Investment Officer, the
Boston, MA  02199                                     Adviser; Director, the
July 1938                                             Adviser, Advisers
                                                      International, John
                                                      Hancock Funds, SAMCorp.,
                                                      Insurance Agency, Inc.,
                                                      Southeastern Thrift & Bank
                                                      Fund and NM Capital;
                                                      Director and Senior Vice
                                                      President, The Berkeley
                                                      Group; President, the
                                                      Adviser (until December
                                                      1994); Director, Signature
                                                      Services (until January
                                                      1997).

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

                           Positions Held             Principal Occupation(s)
Name and Address           With the Company           During the Past Five Years
----------------           ----------------           --------------------------

James B. Little            Senior Vice President and  Senior Vice President,
101 Huntington Avenue      Chief Financial Officer    the Adviser, The
Boston, MA  02199                                     Berkeley Group, John
February 1935                                         Hancock Funds.

John A. Morin              Vice President             Vice President and
101 Huntington Avenue                                 Secretary, the Adviser,
Boston, MA  02199                                     The Berkeley Group,
July 1950                                             Signature Services and
                                                      John Hancock Funds;
                                                      Secretary, NM Capital and
                                                      SAMCorp.; Clerk, Insurance
                                                      Agency, Inc.; Counsel,
                                                      John Hancock Mutual Life
                                                      Insurance Company (until
                                                      February 1996), and Vice
                                                      President of John Hancock
                                                      Distributors, Inc. (until
                                                      April 1994).

Susan S. Newton            Vice President and         Vice President, the
101 Huntington Avenue      Secretary                  Adviser; John Hancock
Boston, MA  02199                                     Funds, Signature
March 1950                                            Services and The
                                                      Berkeley Group, NM
                                                      Capital; Vice President,
                                                      John Hancock
                                                      Distributors, Inc.
                                                      (until April 1994).

James J. Stokowski         Vice President and         Vice President, the
101 Huntington Avenue      Treasurer                  Adviser.
Boston, MA  02199
November 1946

----------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the Fund for their services.


                                                       Total Compensation From
                                                          All Funds in John
                             Aggregate Compensation   Hancock Fund Complex to
Independent Trustees            From the Fund(1)             Trustees(2)
--------------------            ----------------             -----------
Dennis S. Aronowitz                  $  3,821                  $72,000
Richard P. Chapman, Jr.*                3,980                   75,000
William J. Cosgrove*                    3,821                   72,000
Douglas M. Costle                       3,980                   75,000
Leland O. Erdahl                        3,821                   72,000
Richard A. Farrell                      3,981                   75,000
Gail D. Fosler                          3,821                   72,000
William F. Glavin*                      3,821                   72,000
John A. Moore*                          3,821                   72,000
Patti McGill Peterson                   3,899                   72,000
John W. Pratt                           3,821                   72,000
Edward J. Spellman                      3,981                   75,000
                                        -----                   ------
Total                                 $46,568                 $876,000

(1)   Compensation is for the fiscal year ended May 31, 1998.

(2) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees is as of the calendar year ended December 31, 1997. As of that, date there were sixty-one funds in the John Hancock Fund Complex, with each of these Independent Trustees serving on sixteen funds.

      *As of May 31, 1998 the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Chapman was $69,148 and for Mr. Cosgrove was $167,829 and Mr. Glavin was $193,514 and for Dr. Moore was $84,315 under the John Hancock Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of September 1, 1998, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Funds listed below:

                                                  Percentage of Total
Name and Address of               Class of        Outstanding Shares of the
Shareholders                      Shares          Class of the Fund
------------                      ------          -----------------

MLPF&S For The Sole               B               13.22%.
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484

Paine Webber for the Benefit      C               5.50%
of George A. Gordon &
Margaret M. Gordon Co. TTEE
FBO
1354 Phillips Street
Vista, CA

MLPF&S For The Sole               C               24.01%
Benefit of Its Customers
Attn Fund Administration
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best. Founded in 1862, the Life Company has been serving clients for over 130 years.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.


The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies, expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.


As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee, based on a stated percentage of the average of the daily net assets the Fund as follows:

Net Asset Value Annual Rate                   Annual Rate
---------------------------                   -----------

First $100,000,000                            0.60%
Next  $150,000,000                            0.45%
Next  $250,000,000                            0.40%
Next  $150,000,000                            0.35%
Amount over $650,000,000                      0.30%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.


For the years ended May 31, 1996, 1997 and 1998 the Adviser received a fee of $2,313,339, $2,830,885 and $3,388,285, respectively.


Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one of more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all of the Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by either party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended May 31, 1996, 1997 and 1998, respectively, the Fund paid the Adviser $33,524, $132,910 and $150,061 for services under this Agreement.


In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

DISTRIBUTION CONTRACT


The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares at the time of sale. In the case of Class B or Class C shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions for sales of the Fund's Class A shares for the fiscal years ended May 31, 1996, 1997 and 1998 were $2,095,227, $2,275,918 and
$2,351,277, respectively. Of such amounts, $232,623, $266,508 and $279,714, respectively, were retained by John Hancock Funds in 1996, 1997 and 1998. The remainder of the underwriting commissions were reallowed to selling brokers.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments it makes or expenses it incurs under the Class A Plan, these expenses will not be carried beyond one year from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under Class B and Class C Plans as a liability of the Fund, because the Trustees may terminate the Class B and/or Class C Plans at any time. For the period ended May 31, 1998 an aggregate of $7,115,503 of distribution expenses or 1.81% of the average net assets of the Class B shares of the Fund was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. Class C shares did not commence operations until May 1, 1998; therefore, there are no unreimbursed expenses to report.


The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on each these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, or (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

During the fiscal year ended May 31, 1998, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund. Class C shares did not commence operations until May 1, 1998; therefore, there are no expenses to report.

                                  Expense Items

                              Printing and                              Interest
                              Mailing of                    Expense of  Carrying
                              Prospectus to  Compensation   John        or Other
                              New            to Selling     Hancock     Finance
                Advertising   Shareholders   Brokers        Funds       Charges
                -----------   ------------   -------        -----       -------

Class A Shares  $212,862      $ 6,369        $  580,583     $  552,804    --
Class B Shares  $767,506      $24,042        $1,161,782     $1,990,910    $0

SALES COMPENSATION

As part of their business strategies, each of the John Hancock funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets. The sales charges and 12b-1 fees paid by investors are detailed in the prospectus and under "Distribution
Contracts: in this Statement of Additional Information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.


Whenever you make an investment in the fund, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time. Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.

                              Sales charge
                              paid by        Maximum
                              investors      reallowance      First year
                              (% of          or commission    service fee     Maximum
                              offering       (% of offering   (% of net       total compensation (1)
Class A investments           price)         price)           investment)     (% of offering price)
                              ------         ------           -----------     ---------------------

Up to $99,999                 4.50%          3.76%            0.25%           4.00%
$100,000 - $249,999           3.75%          3.01%            0.25%           4.00%
$250,000 - $499,999           2.75%          2.06%            0.25%           2.30%
$500,000 - $999,999           2.00%          1.51%            0.25%           1.75%

Regular investments
of $1 million or more

First $1M - $4,999,999        --             0.75%            0.25%           1.00%
Next $1M - $5M above that     --             0.25%            0.25%           0.50%
Next $1 or more above that    --             0.00%            0.25%           0.25%

                                     Maximum                First year
                                     reallowance            service fee     Maximum
                                     or commission          (% of net       total compensation (1)
Class B investments                  (% of offering price)  investment)     (% of offering price)
                                     ---------------------  -----------     ---------------------

All amounts                          3.75%                  0.25%           4.00%

                                     Maximum                First year
                                     reallowance            service fee     Maximum
                                     or commission          (% of net       total compensation (1)
Class C investments                  (% of offering price)  investment)     (% of offering price)
                                     ---------------------  -----------     ---------------------

All amounts                          0.75%                  0.25%           1.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m. London time (12:00 noon, New York time) on the date of any determination of a Fund's NAV. If quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining the reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Fund owned by the investor, or, if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

      o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, children, grandchildren, mother, father, grandparents, sister, brother, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and same-sex domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

      o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

      o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

      o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

      o Retirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

      o Retirement plans investing through the PruArray Program sponsored by Prudential Securities.

      o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities Exchange Commission.


      o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

            Amount Invested                           CDSC Rate
            ---------------                           ---------

           $1 to $4,999,999                             1.00%
           Next $5 million to $9,999,999                0.50%
           Amounts of $10 million and over              0.25%

Class A shares of the Fund may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.

Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.


Letter of Intention. The reduced sales charges are also applicable to investments in shares made over a specified period pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including TSAs),

SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. Non-qualified and qualified retirement plans investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including renvested dividends) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow Class A shares will be released. If the total investment specified in the LOI is not completed, the shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for the purpose of determining the number of years from the time of any payment for the purchase of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)      $600.00
      o*Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend
        reinvestment)                                                   (120.00)
                                                                        -------
      o Amount subject to CDSC                                         $ 280.00

      *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to selected Selling Brokers for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and Class C shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.

* Redemptions of Class B (but not Class C) shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Investor Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A or Class C shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See you Merrill Lynch financial consultant for further information.

* Redemptions by Class A or Class C shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.

For Retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRA, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.

*     Returns of excess contributions made to these plans.


* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 457 and 408 (SEPs and SIMPLE IRAs of the Internal Revenue Code


* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B and Class C

=============================================================================================
Type of            401(a) Plan      403(b)        457            IRA, IRA      Non-Retirement
Distribution       (401(k), MPP,                                 Rollover
                   PSP)
---------------------------------------------------------------------------------------------
Death or           Waived           Waived        Waived         Waived        Waived
Disability
---------------------------------------------------------------------------------------------
Over 70 1/2        Waived           Waived        Waived         Waived for    12% of
                                                                 mandatory     account
                                                                 distributions value
                                                                 or 12% of     annually
                                                                 account       in
                                                                 value         periodic
                                                                 annually in   payments
                                                                 periodic
                                                                 payments.
---------------------------------------------------------------------------------------------
Between 59 1/2     Waived           Waived        Waived         Waived for    12% of
and 70 1/2                                                       Life          account
                                                                 Expectancy    value
                                                                 or 12% of     annually
                                                                 account       in
                                                                 value         periodic
                                                                 annually in   payments
                                                                 periodic
                                                                 payments.
---------------------------------------------------------------------------------------------
Under 59 1/2       Waived for       Waived for    Waived for     Waived for    12% of
(Class B only)     annuity          annuity       annuity        annuity       account
                   payments (72t)   payments      payments       payments      value
                   or 12% of        (72t) or      (72t) or 12%   (72t) or      annually
                   account value    12% of        of account     12% of        in
                   annually in      account       value          account       periodic
                   periodic         value         annually in    value         payments
                   payments.        annually in   periodic       annually in
                                    periodic      payments.      periodic
                                    payments.                    payments.
---------------------------------------------------------------------------------------------
Loans              Waived           Waived        N/A            N/A           N/A
---------------------------------------------------------------------------------------------
Termination of     Not Waived       Not Waived    Not Waived     Not Waived    N/A
Plan
---------------------------------------------------------------------------------------------
Hardships          Waived           Waived        Waived         N/A           N/A
---------------------------------------------------------------------------------------------
Return of Excess   Waived           Waived        Waived         Waived        N/A
=============================================================================================

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in readily marketable portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transactions charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund may refuse any exchange order. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program (MAAP). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any check is not honored by your bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.


The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.


Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit of that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in the Fund, the Fund may cancel the reinvestment privilege of any parties that, in the opinion of the Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, the Fund may refuse any reinvestment request.

The Fund may change or cancel the reinvestment privilege at any time.

A redemption or exchange of shares of the Fund is a taxable transaction for Federal income tax purposes, even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B share, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and one other series. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Fund, or any new series of the Fund, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of the Fund represent an equal proportionate interest in the aggregate net assets attributed to that class of the Fund. Holders of each class of shares each have certain exclusive voting rights on matters relating to their respective Rule 12b-1 distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid.Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


TAX STATUS

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Fund has qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.


Distributions from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.


Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss, the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain holding period requirements and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as qualified foreign income taxes paid by them.

If the Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign income tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign income taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not satisfy the 50% requirement described above or otherwise does not make the election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options, futures or forward transactions that will generate capital gains or engage in certain other transactions or derivatives. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent Class A shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.


Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $20,120,825 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire at various amounts and times from 2003 through 2004.


Only a small portion, if any, of the distributions from the Fund may qualify for the dividends- received deduction for corporations, subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default presents special tax issues for any fund that holds these obligations. Tax rules are not entirely clear about issues such as when the

Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund if it acquires such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and to seek to avoid becoming subject to Federal income or excise tax.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The Fund is required to accrue income on any debt securities that have more than a de minimus amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

The Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, the Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. The Fund may have to sell portfolio securities under disadvantageous circumstances to generate cash, or borrow cash, to satisfy these distribution requirements.

Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into options, future, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short- term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE


For the 30-day period ended May 31, 1998, the Fund's annualized yields for Class A, Class B and Class C shares of the Fund were 7.07%, 6.69% and 6.69%, respectively. The average annual total returns on Class A shares of the Fund for the 1 year, 5 year and 10 year period ended May 31, 1998 were 8.32%, 9.12% and 8.51%, respectively.

The average total returns for the 1-year and since inception on October 4, 1993 periods for Class B shares were 7.64% and 9.02%, respectively. Class C shares of the Fund commenced operations on May 1, 1998; therefore, there is no average annual total return to report.


The Fund advertises yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period and annualizing the result. While this is the standard accounting method for calculating yield, it does not reflect the fund's actual bookkeeping; as a result, the income reported or paid by the Fund may be different. The Fund's yield is computed according to the following standard formula:

Yield = 2 ( [ ( a-b/cd ) + 1 ] ^6 - 1)

Where:

a =   dividends and interest earned during the period.
b =   net expenses accrued during the period.
c = the average daily number of Fund shares outstanding during the period that would be entitled to receive dividends.
d = the maximum offering price per share on the last day of the period (NAV where applicable).

The average total return is computed by finding the average annual compounded rate of return over the 1-year and life-of-fund periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                             T = ((ERV/P)^(1/n)) - 1

Where:

P =         a hypothetical initial investment of $1,000.
T =         average annual total return.
n =         number of years.
ERV =       ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC applied at the end of the period, respectively. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices. Comparisons may also be made to bank certificates of deposit ("CD's") which differ from mutual funds, such as the Fund, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD. There are penalties for early withdrawal from CDs, and the principal on a CD is insured.

Performance rankings and ratings reported periodically in national financial publications such as MONEY MAGAZINE, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the officers of the Fund pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates, and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer, and transactions with dealers serving as market maker reflect a "spread." Debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on such transactions.

In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and, conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the years ended on May 31, 1996, 1997 and 1998, the Fund paid negotiated brokerage commissions in the amount of $11,500, $4,000 and $34,000, respectively.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended May 31, 1998, the Fund directed no commissions to compensate brokers for research services such as industry, economic and company reviews and evaluations of securities.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("Distributors"), a broker-dealer ("Distributors" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. During the year ending May 31, 1998, 1997 and 1996, the Fund did not execute any portfolio transactions with Affiliated Brokers.

Distributors may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser or the Affiliated Broker. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which include elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder account, $22.50 for each Class B shareholder account and $20.50 for each Class C shareholder account. The Fund pays certain out-of-pocket expenses and these expenses are aggregated and charged to the Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements, and reviews the Fund's annual Federal income tax return.

APPENDIX-A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees --certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them, with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., currency contracts, futures and related options, options on securities and indices, swaps, caps, floors and collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., non- investment-grade debt securities, borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, repurchase agreements, securities lending, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, options on securities, structured securities and swaps, caps floors and collars).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments, and may widen any losses.(e.g., foreign debt securities, currency contracts, swaps, caps, floors and collars).

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.(e.g. mortgage-backed securities and structured securities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade debt securities, covered mortgage dollar roll transactions, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, asset-backed securities, mortgage-backed securities, participation interest, swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and index options, structured securities, swaps, caps, floors and collars).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. non-investment-grade debt securities, restricted and illiquid securities, mortgage-backed securities, participation interest, currency contracts, futures and related options; securities and index options, structured securities, swaps, caps, floors and collars).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector of the bond market or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. covered mortgage dollar roll transactions, short-term trading, when-issued securities and forward commitments, brady bonds, foreign debt securities, in-kind, delayed and zero coupon debt securities, restricted and illiquid securities, rights and warrants, financial futures and options; and securities and index options, structured securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.(e.g. covered mortgage dollar roll transactions, when-issued securities and forward commitments, currency contracts, financial futures and options; securities and securities and index options).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war. (e.g., brady bonds and foreign debt securities).

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities. (e.g., mortgage backed securities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade debt securities, participation interest, structured securities, swaps, caps, floors and collars).

APPENDIX-B

As described in the Statement of Additional Information, the debt securities offering the high current income sought by the Fund are ordinarily in the lower rating categories (that its, rated Baa or lower by Moody's or BBB or lower by Standard & Poor's, or are unrated).

Moody's describes its lower ratings for corporate bonds as follows:

Bonds that are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Standard & Poor's describes its three highest ratings for commercial paper as follows:

A-1. This designation indicates that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 1998 Annual Report to Shareholders for the year ended May 31, 1998 (filed electronically on July 30, 1998, accession number 0001010521-98-000297) and are included in and incorporated by reference into Part B of this Registration Statement for John Hancock Strategic Income Fund (file nos. 811-4651 and 33-5186 and are included and incorporated by reference into Part B of this Registration Statement of John Hancock Strategic Income Fund.

John Hancock Strategic Series
  John Hancock Strategic Income Fund

  Statement of Assets and Liabilities as of May 31, 1998.
  Statement of Operations of the year ended May 31, 1998.
  Statement of Changes in Net Asset for each of the periods indicated therein. Financial Highlights for each of the years in the period ended May 31, 1998. Schedule of Investments as of May 31, 1998.
  Notes to Financial Statements.
  Report of Independent Auditors.

      Supplement to the John Hancock International/Global Funds Prospectus
                               dated June 1, 1998



On pages 16 and 18, the "Portfolio Management" section has been changed as follows:


John Hancock Short-Term Strategic Income Fund

Fred Cavanaugh, Jr., Arthur N. Calavritinos, CFA and Roger C. Hamilton lead the fund's management team. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Mr. Calavritinos, vice president, has been in the investment business since 1986 and joined the Adviser in 1988 and Mr. Hamilton, vice president, has been in the investment business since 1980 and joined the Adviser in 1994.

John Hancock World Bond Fund

Fred Cavanaugh, Jr., James K. Ho, CFA and Anthony A. Goodchild lead the fund's portfolio management team. Mr. Cavanaugh and Mr. Ho have been members of the team since 1998 and Mr. Goodchild since 1994. Mr. Cavanaugh, senior vice president, has been in the investment business since 1973 and joined the Adviser in 1986. Mr. Ho, executive vice president, has been in the investment business since 1977 and joined the Adviser in 1985. Mr. Goodchild, senior vice president, has been in the investment business since 1968 and joined the Adviser in 1994.

John Hancock Global Rx Fund

The name of John Hancock Global Rx Fund has been changed to John Hancock Global Health Sciences Fund, effective October 1, 1998. The Fund can be found in the newspaper under the follow listings:

         Global Health Sciences Class A     GlHSciA
         Global Health Sciences-Class B     GlHSciB


September 25, 1998

GLIPS  9/98

                                  JOHN HANCOCK

                                 International/
                                 Global Funds

                                     [LOGO]

--------------------------------------------------------------------------------

Prospectus
June 1, 1998*

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these funds:
o  are not bank deposits
o  are not federally insured
o  are not endorsed by any bank or government agency
o  are not guaranteed to achieve their goal(s)

Short-Term Strategic Income Fund may invest up to 67% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


*March 1, 1998 for European Equity Fund, Global Rx Fund, Global Technology Fund and Pacific Basin Equities Fund.


Growth


European Equity Fund


Global Fund

Global Rx Fund

Global Technology Fund

International Fund

Pacific Basin Equities Fund

Income

Short-Term Strategic Income Fund

World Bond Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents

--------------------------------------------------------------------------------


A fund-by-fund look at        o Growth
goals, strategies,
risks, expenses and             European Equity Fund                         4
financial history.              Global Fund                                  6
                                Global Rx Fund                               8
                                Global Technology Fund                      10
                                International Fund                          12
                                Pacific Basin Equities Fund                 14

                              o Income

                                Short-Term Strategic Income Fund            16
                                World Bond Fund                             18

Policies and instructions       Your account
for opening, maintaining
and closing an account in any   Choosing a share class                      20
international/global fund.      How sales charges are calculated            20
                                Sales charge reductions and waivers         21
                                Opening an account                          22
                                Buying shares                               23
                                Selling shares                              24
                                Transaction policies                        26
                                Dividends and account policies              26
                                Additional investor services                27

Details that apply to the       Fund details
international/global funds
as a group.                     Business structure                          28
                                Sales compensation                          29
                                More about risk                             31

                                For more information                back cover

Overview

--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Portfolio securities The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[Clip Art] Risk factors The major risk factors associated with the fund.

[Clip Art] Portfolio management The individual or group (including subadvisers, if any) designated by the investment adviser to handle the fund's day-to-day management.

[Clip Art] Expenses The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.

GOAL OF THE INTERNATIONAL/GLOBAL FUNDS

John Hancock international/global funds invest in foreign and U.S. securities. Most of the funds invest primarily in stocks and seek long-term growth of capital. Two funds invest primarily in bonds and seek current income or maximum total return. Each fund has its own strategy and own risk/reward profile. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

o    are seeking to diversify a portfolio of domestic investments

o are seeking access to markets that can be less accessible to individual investors

o are seeking funds for the growth or income portion of an asset allocation portfolio

o    are investing for goals that are many years in the future

International/global funds may NOT be appropriate if you:

o    are investing with a shorter time horizon in mind

o    are uncomfortable with an investment whose value may vary substantially

o    want to limit your exposure to foreign securities

THE MANAGEMENT FIRM


All John Hancock international/global funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

European Equity Fund

REGISTRANT NAME:
JOHN HANCOCK WORLD FUND      TICKER SYMBOL    CLASS A: N/A    CLASS B: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of European companies. Under normal circumstances, the fund invests at least 80% of assets in companies that earn more than half of their revenue from European operations, are organized under European law or are principally traded on European stock exchanges.


The fund has not established limitations on the allocation of investments among the European countries. However, the fund will invest principally in countries with established economies and securities markets.


The fund may also invest in stocks of European companies that are traded on emerging market stock exchanges.

PORTFOLIO SECURITIES


[Clip Art] The fund invests primarily in common stock, warrants and convertible securities. The fund may also invest in investment-grade debt securities issued by European or U.S. companies and governments.

For liquidity and flexibility, the fund may place up to 20% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities and engage in other investment practices.


RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on one region, investors should expect above-average volatility.

Also, because the fund invests internationally, it carries additional risks, including currency, natural event, information and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are described in "More about risk" starting on page 31. The risks of international investing may be higher in emerging markets, a category that includes some European countries.


To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.


MANAGEMENT/SUBADVISER

[Clip Art] Under the supervision of John Hancock Advisers, Inc., a team of portfolio managers at Indocam International Investment Services, the fund's subadviser, is responsible for the fund's day-to-day investment management.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show estimated expenses for the fiscal year ending October 31, 1998. Actual expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                           Class A     Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                        5.00%       none
 Maximum sales charge imposed on
 reinvested dividends                                       none        none
 Maximum deferred sales charge                              none(1)     5.00%
 Redemption fee(2)                                          none        none
 Exchange fee                                               none        none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee (after expense limitation)(3)               0.81%       0.81%
 12b-1 fee(4)                                               0.30%       1.00%
 Other expenses                                             0.79%       0.79%
 Total fund operating expenses (after limitation)(3)        1.90%       2.60%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                 Year 1    Year 3    Year 5     Year 10
--------------------------------------------------------------------------------
 Class A shares              $68       $107      $148       $261
 Class B shares
    Assuming redemption
    at end of period         $76       $111      $158       $276
    Assuming no redemption   $26       $81       $138       $276

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's agreement to limit expenses. Without this limitation, management fees would be 0.90% for each class and total fund operating expenses would be 1.99% for Class A and 2.69% for Class B. The adviser may terminate this limitation in the future.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.



4  GROWTH - EUROPEAN EQUITY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


[Clip Art] The figures below cover the period from the commencement of operations on March 2, 1998 to April 30, 1998 for Class A shares. These figures are unaudited.


[The following table was represented by a bar graph in the printed materials.]

Volatility, as indicated by Class A                                    7.10(4)
year-by-year total investment return (%)                                 two
(scale varies from fund to fund)                                       months

--------------------------------------------------------------------------------
 Class A - period ended:                                                4/98(1)
--------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                 $10.00
 Net investment income(2)                                               0.01
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions                          0.70
 Total from investment operations                                       0.71
 Net asset value, end of period                                       $10.71
 Total investment return at net asset value(3)(%)                       7.10(4)
 Total adjusted investment return at net asset value(3,5)(%)            6.79(4)
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                          3,478
 Ratio of expenses to average net assets (%)                            1.90(6)
 Ratio of adjusted expenses to average net assets(7)(%)                 3.83(6)
 Ratio of net investment income to average net assets (%)               0.49(6)
 Ratio of adjusted net investment (loss) to
 average net assets(7)(%)                                              (1.44)(6)
 Portfolio turnover rate (%)                                               4
 Fee reduction per share(2)($)                                          0.03
 Average brokerage commission rate ($)                                0.0239
--------------------------------------------------------------------------------
 Class B - period ended:                                                4/98(1)
--------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                                     --
 Net investment income                                                    --
 Net realized and unrealized gain (loss) on
 investments and foreign currency transactions                            --
 Total from investment operations                                         --
 Net asset value, end of period                                           --
 Total investment return at net asset value (%)                           --
 Total adjusted investment return at net asset value (%)                  --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)                             --
 Ratio of expenses to average net assets (%)                              --
 Ratio of adjusted expenses to average net assets (%)                     --
 Ratio of net investment income to average net assets (%)                 --
 Ratio of adjusted net investment income to
 average net assets (%)                                                   --
 Portfolio turnover rate (%)                                              --
 Fee reduction per share ($)                                              --
 Average brokerage commission rate ($)                                    --

(1) Class A shares commenced operations on March 2, 1998. There were no Class B shares outstanding during the period ended April 30, 1998.
(2)  Based on the average of shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)  Annualized.
(7)  Unreimbursed, without fee reduction.


                                                GROWTH - EUROPEAN EQUITY FUND  5

Global Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III  TICKER SYMBOL  CLASS A: JHGAX  CLASS B: FGLOX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of foreign and U.S. companies. The fund maintains a diversified portfolio of company and government securities from around the world. Under normal circumstances, the fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S.

The fund does not maintain a fixed allocation of assets, either with respect to securities type or to geography.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests at least 65% of assets in common stocks and convertible securities, but may invest in virtually any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities. Not counting short-term securities, the fund generally expects that no more than 5% of assets will be invested in debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.


Because it invests internationally, the fund carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Southeast Asia and Eastern Europe.


To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISER


[Clip Art] Miren Etcheverry, John L.F. Wills, and Gerardo J. Espinoza lead the portfolio management team. Ms. Etcheverry and Mr. Espinoza are senior vice presidents and joined John Hancock Funds in December 1996, having been in the investment business since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the adviser and managing director of the subadviser, John Hancock Advisers International Limited. He joined John Hancock Funds in 1987 and has been in the investment business since 1969.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                            0.88%     0.88%
12b-1 fee(4)                                 0.30%     1.00%
Other expenses                               0.56%     0.56%
Total fund operating expenses                1.74%     2.44%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $67     $102     $140     $245
Class B shares
  Assuming redemption
  at end of period            $75     $106     $150     $260
  Assuming no redemption      $25      $76     $130     $260

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3)   Includes a subadviser fee equal to 0.70% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


6  GROWTH - GLOBAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented by a bar graph in the printed materials.]

Volatility, as indicated by Class B
year-by-year total investment return (%)   7.05   30.22   (10.42)   14.04   (3.85)   34.95   7.97   (1.01)   9.10   8.67
(scale varies from fund to fund)

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                  10/92(1)         10/93      10/94        10/95        10/96        10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $11.31        $10.55     $14.30       $14.16       $12.67       $12.97
Net investment income (loss)(2)                             (0.04)        (0.10)     (0.07)       (0.03)       (0.02)       (0.05)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions               (0.72)         3.85       1.24        (0.13)        1.20         1.21
Total from investment operations                            (0.76)         3.75       1.17        (0.16)        1.18         1.16
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                       --            --      (1.31)       (1.33)       (0.88)       (1.19)
Net asset value, end of period                             $10.55        $14.30     $14.16       $12.67       $12.97       $12.94
Total investment return at net asset value(3) (%)           (6.72)(4)     35.55       8.64        (0.37)        9.87         9.36
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)               76,980        90,787    100,973       93,597       94,746       92,127
Ratio of expenses to average net assets (%)                  2.47(5)       2.12       1.98         1.87         1.88         1.81(6)
Ratio of net investment income (loss) to average
net assets (%)                                              (0.60)(5)     (0.86)     (0.54)       (0.23)       (0.19)       (0.36)
Portfolio turnover rate (%)                                    69           108         61           60           98           81
Average brokerage commission rate(7) ($)                      N/A           N/A        N/A          N/A       0.0221       0.0216

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                    10/88       10/89       10/90       10/91        10/92         10/93
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $10.42      $10.67      $13.58       $9.94       $10.92        $10.50
Net investment income (loss)                                0.01       (0.10)      (0.02)      (0.01)(2)    (0.12)(2)     (0.15)(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions               0.69        3.25       (1.12)       1.35        (0.30)         3.82
Total from investment operations                            0.70        3.15       (1.14)       1.34        (0.42)         3.67
Less distributions:
  Distributions from net investment income                    --       (0.01)         --          --           --            --
  Distributions from net realized gain on investments
  sold and foreign currency transactions                   (0.45)      (0.23)      (2.50)      (0.36)          --            --
  Total distributions                                      (0.45)      (0.24)      (2.50)      (0.36)          --            --
Net asset value, end of period                            $10.67      $13.58       $9.94      $10.92       $10.50        $14.17
Total investment return at net asset value(3) (%)           7.05       30.22      (10.42)      14.04        (3.85)        34.95
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)              34,380      35,596      33,281      28,686       11,475        19,340
Ratio of expenses to average net assets (%)                 2.55        2.30        2.46        2.60         2.68          2.49
Ratio of net investment income (loss) to average
net assets (%)                                              0.09       (0.47)      (0.59)      (0.12)       (1.03)        (1.25)
Portfolio turnover rate (%)                                  142         138          58         106           69           108
Average brokerage commission rate(7) ($)                     N/A         N/A         N/A         N/A          N/A           N/A

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                         10/94          10/95          10/96          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $14.17         $13.93         $12.36         $12.54
Net investment income (loss)                                    (0.15)(2)      (0.11)(2)      (0.10)(2)      (0.14)(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                    1.22          (0.13)          1.16           1.18
Total from investment operations                                 1.07          (0.24)          1.06           1.04
Less distributions:
  Distributions from net investment income                         --             --             --             --
  Distributions from net realized gain on investments
  sold and foreign currency transactions                        (1.31)         (1.33)         (0.88)         (1.19)
  Total distributions                                           (1.31)         (1.33)         (0.88)         (1.19)
Net asset value, end of period                                 $13.93         $12.36         $12.54         $12.39
Total investment return at net asset value(3) (%)                7.97          (1.01)          9.10           8.67
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   31,822         24,570         27,599         28,007
Ratio of expenses to average net assets (%)                      2.59           2.57           2.54           2.49(6)
Ratio of net investment income (loss) to average
net assets (%)                                                  (1.12)         (0.89)         (0.83)         (1.04)
Portfolio turnover rate (%)                                        61             60             98             81
Average brokerage commission rate(7) ($)                          N/A            N/A         0.0221         0.0216

(1)   Class A shares commenced operations on January 3, 1992.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.
(7) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                         GROWTH - GLOBAL FUND  7

Global Rx Fund

REGISTRANT NAME: JOHN HANCOCK WORLD FUND
                              TICKER SYMBOL      CLASS A: JHGRX   CLASS B: JHRBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign and U.S. health care companies. The fund defines health care companies as those deriving at least half of their gross revenues, or committing at least half of their gross assets, to health care-related activities. Under normal circumstances, the fund invests at least 65% of assets in these companies, including small- and medium-sized companies. The fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer.

The fund has an independent advisory board composed of scientific and medical experts to provide advice and consultation on health care developments.

PORTFOLIO SECURITIES

[Clip Art] The fund invests primarily in foreign and domestic common stocks, and may invest in warrants, preferred stocks and convertible debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on a single sector (health care), and because this sector has historically been volatile, investors should expect above-average volatility.


Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31.


To the extent that the fund invests in smaller-capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Linda I. Miller, CFA, leader of the fund's portfolio management team since January 1996, is a vice president of the adviser. She joined John Hancock Funds in November 1995 and has been in the investment business with a focus on the health care industry since 1980.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                               0.80%     0.80%
12b-1 fee(3)                                 0.30%     1.00%
Other expenses                               0.58%     0.58%
Total fund operating expenses                1.68%     2.38%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $66     $100     $137     $239
Class B shares
  Assuming redemption
  at end of period            $74     $104     $147     $254
  Assuming no redemption      $24      $74     $127     $254

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


8  GROWTH - GLOBAL RX FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)   33.40(5)   0.30   23.39   30.89   18.39   (1.26)(5)   26.63
(scale varies from fund to fund)                                                     two months

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                            8/92(1)           8/93        8/94        8/95
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $10.00         $13.34      $13.38      $16.51
Net investment income (loss)                                         (0.03)         (0.23)      (0.32)      (0.36)(3)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                         3.37           0.27        3.45        5.46
Total from investment operations                                      3.34           0.04        3.13        5.10
Less distributions:
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                         --             --          --          --
Net asset value, end of period                                      $13.34         $13.38      $16.51      $21.61
Total investment return at net asset value(4) (%)                    33.40(5)        0.30       23.39       30.89
Total adjusted investment return at net asset value(4,6) (%)         32.11(5)        0.04          --          --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                        14,702         15,647      18,643      24,394
Ratio of expenses to average net assets (%)                           1.98(7)        2.50        2.55        2.56
Ratio of adjusted expenses to average net assets(8) (%)               3.39(7)        2.76          --          --
Ratio of net investment income (loss) to average net assets (%)      (0.51)(7)      (1.67)      (2.01)      (1.99)
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                    (1.92)(7)      (1.93)         --          --
Portfolio turnover rate (%)                                             48             93          52          38
Fee reduction per share ($)                                          0.085          0.035          --          --
Average brokerage commission rate(9) ($)                               N/A            N/A         N/A         N/A

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                8/96       10/96(2)          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                 $21.61         $25.43         $25.11
Net investment income (loss)                                          (0.19)(3)      (0.05)(3)      (0.19)(3)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                          4.15          (0.27)          6.56
Total from investment operations                                       3.96          (0.32)          6.37
Less distributions:
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                       (0.14)            --          (1.23)
Net asset value, end of period                                       $25.43         $25.11         $30.25
Total investment return at net asset value(4) (%)                     18.39          (1.26)(5)      26.63
Total adjusted investment return at net asset value(4,6) (%)             --             --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         42,405         42,618         53,122
Ratio of expenses to average net assets (%)                            1.80           1.92(7)        1.68
Ratio of adjusted expenses to average net assets(8) (%)                  --             --             --
Ratio of net investment income (loss) to average net assets (%)       (0.75)         (1.04)(7)      (0.71)
Ratio of adjusted net investment income (loss) to average
net assets(8) (%)                                                        --             --             --
Portfolio turnover rate (%)                                              68             24             57
Fee reduction per share ($)                                              --             --             --
Average brokerage commission rate(9) ($)                             0.0181         0.0726         0.0749

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                            8/94(1)           8/95        8/96    10/96(2)          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $17.29         $16.46      $21.35      $24.94         $24.60
Net investment income (loss)(3)                                      (0.17)         (0.55)      (0.34)      (0.08)         (0.37)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                        (0.66)          5.44        4.07       (0.26)          6.40
Total from investment operations                                     (0.83)          4.89        3.73       (0.34)          6.03
Less distributions:
  Distributions from net realized gain on investments sold and
  foreign currency transactions                                         --             --       (0.14)         --          (1.23)
Net asset value, end of period                                      $16.46         $21.35      $24.94      $24.60         $29.40
Total investment return at net asset value(4) (%)                    (4.80)(5)      29.71       17.53       (1.36)(5)      25.76
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         1,071          6,333      36,591      37,521         53,436
Ratio of expenses to average net assets (%)                           3.34(7)        3.45        2.42        2.62(7)        2.38
Ratio of net investment income (loss) to average net assets (%)      (2.65)(7)      (2.91)      (1.33)      (1.74)(7)      (1.41)
Portfolio turnover rate (%)                                             52             38          68          24             57
Average brokerage commission rate(9) ($)                               N/A            N/A      0.0181      0.0726         0.0749

(1) Class A and Class B shares commenced operations on October 1, 1991 and March 7, 1994, respectively.
(2) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                                      GROWTH - GLOBAL RX FUND  9

Global Technology Fund

REGISTRANT NAME: JOHN HANCOCK SERIES TRUST
                                TICKER SYMBOL    CLASS A: NTTFX   CLASS B: FGTBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign and U.S. companies that rely extensively on technology in their product development or operations. Under normal circumstances, the fund invests at least 65% of assets in these companies, and expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. Income is a secondary goal.

PORTFOLIO SECURITIES

[Clip Art] The fund invests primarily in foreign and domestic common stocks, and may invest in warrants, preferred stocks and convertible debt securities. The fund may invest up to 10% of assets in debt securities of any maturity. These may include securities rated as low as CC/Ca and their unrated equivalents. Bonds rated lower than BBB/Baa are considered junk bonds.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, including restricted securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on a single sector (technology), and because this sector has historically been volatile, investors should expect above-average volatility.


Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Asia and Eastern Europe. To the extent that the fund invests in smaller-capitalization companies or junk bonds, it further increases the chances for fluctuations in share price and total return. Please read "More about risk" carefully before investing.


MANAGEMENT/SUBADVISER

[Clip Art] Barry J. Gordon and Marc H. Klee lead the fund's management team, as they have since the fund's inception in 1983. They are principals of American Fund Advisors, Inc. (AFA), which was the fund's adviser until 1991. Since 1991, AFA has been the fund's subadviser.

--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                            0.79%     0.79%
12b-1 fee(4)                                 0.30%     1.00%
Other expenses                               0.42%     0.42%
Total fund operating expenses                1.51%     2.21%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                        Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                      $65     $95      $128     $221
Class B shares
  Assuming redemption
  at end of period                  $72     $99      $138     $237
  Assuming no redemption            $22     $69      $118     $237

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Includes a subadviser fee that will not exceed 0.35% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


10  GROWTH - GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below for the one-year period ended October 31, 1997 have been audited by the fund's independent auditors, Ernst & Young LLP. Figures for previous years were audited by another independent auditor.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)   2.84   10.48   16.61   (18.46)   33.05   5.70   32.06   9.62   46.53   5.22(4)   21.90
(scale varies from fund to fund)                                                                                 ten months

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                       12/87       12/88       12/89       12/90       12/91       12/92
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                         $13.80      $13.98      $15.31      $16.93      $12.44      $15.60
Net investment income (loss)                                   0.15        0.15        0.10       (0.04)       0.05       (0.15)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                  0.26        1.32        2.43       (3.09)       4.11        1.00
Total from investment operations                               0.41        1.47        2.53       (3.13)       4.16        0.85
Less distributions:
  Dividends from net investment income                        (0.23)      (0.14)      (0.13)         --       (0.04)         --
  Distributions from net realized gain on
  investments and foreign currency transactions                  --          --       (0.78)      (1.36)      (0.96)      (1.51)
  Total distributions                                         (0.23)      (0.14)      (0.91)      (1.36)      (1.00)      (1.51)
Net asset value, end of period                               $13.98      $15.31      $16.93      $12.44      $15.60      $14.94
Total investment return at net asset value(3) (%)              2.84       10.48       16.61      (18.46)      33.05        5.70
Total adjusted investment return at net asset value(3,5)         --          --          --          --          --        5.53
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                 44,224      38,594      40,341      28,864      31,580      32,094
Ratio of expenses to average net assets (%)                    1.63        1.75        1.90        2.36        2.32        2.05
Ratio of adjusted expenses to average net assets(7) (%)          --          --          --          --          --        2.22
Ratio of net investment income (loss) to average
net assets (%)                                                 0.75        0.89        0.60       (0.28)       0.34       (0.88)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                        --          --          --          --          --       (1.05)
Portfolio turnover rate (%)                                       9          12          30          38          67          76
Fee reduction per share ($)                                      --          --          --          --          --        0.03
Average brokerage commission rate(8) ($)                        N/A         N/A         N/A         N/A         N/A         N/A

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                         12/93       12/94          12/95       10/96(1)          10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                           $14.94      $17.45         $17.84         $24.51         $25.79
Net investment income (loss)                                    (0.21)      (0.22)(2)      (0.22)(2)      (0.14)(2)      (0.27)(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions                    4.92        1.87           8.53           1.42           5.76
Total from investment operations                                 4.71        1.65           8.31           1.28           5.49
Less distributions:
  Dividends from net investment income                             --          --             --             --             --
  Distributions from net realized gain on
  investments and foreign currency transactions                 (2.20)      (1.26)         (1.64)            --          (1.23)
  Total distributions                                           (2.20)      (1.26)         (1.64)            --          (1.23)
Net asset value, end of period                                 $17.45      $17.84         $24.51         $25.79         $30.05
Total investment return at net asset value(3) (%)               32.06        9.62          46.53           5.22(4)       21.90
Total adjusted investment return at net asset value(3,5)           --          --          46.41             --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                   41,749      52,193        155,001        166,010        184,048
Ratio of expenses to average net assets (%)                      2.10        2.16           1.67           1.57(6)        1.51
Ratio of adjusted expenses to average net assets(7) (%)            --          --           1.79             --             --
Ratio of net investment income (loss) to average
net assets (%)                                                  (1.49)      (1.25)         (0.89)         (0.68)(6)      (0.95)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                          --          --          (1.01)            --             --
Portfolio turnover rate (%)                                        86          67             70             64            104
Fee reduction per share ($)                                        --          --           0.02(2)          --             --
Average brokerage commission rate(8) ($)                          N/A         N/A            N/A         0.0685         0.0628

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                           12/94(9)          12/95       10/96(1)          10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                $17.24         $17.68         $24.08         $25.20
Net investment income (loss)(2)                                      (0.35)         (0.39)         (0.28)         (0.45)
Net realized and unrealized gain (loss) on investments                2.05           8.43           1.40           5.60
Total from investment operations                                      1.70           8.04           1.12           5.15
Less distributions:
  Distributions from net realized gain on investments sold           (1.26)         (1.64)            --          (1.23)
Net asset value, end of period                                      $17.68         $24.08         $25.20         $29.12
Total investment return at net asset value(3) (%)                    10.02          45.42           4.65(4)       21.04
Total adjusted investment return at net asset value(3,5)                --          45.30             --             --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                         9,324         35,754         50,949         65,851
Ratio of expenses to average net assets (%)                           2.90(6)        2.41           2.27(6)        2.21
Ratio of adjusted expenses to average net assets(7) (%)                 --           2.53             --             --
Ratio of net investment income (loss) to average net assets (%)      (1.98)(6)      (1.62)         (1.38)(6)      (1.65)
Ratio of adjusted net investment income (loss) to
average net assets(7) (%)                                               --          (1.74)            --             --
Portfolio turnover rate (%)                                             67             70             64            104
Fee reduction per share ($)                                             --           0.03(2)          --             --
Average brokerage commission rate(8) ($)                               N/A            N/A         0.0685         0.0628

(1) Effective October 31, 1996, the fiscal year end changed from December 31 to October 31.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(9)   Class B shares commenced operations on January 3, 1994.


                                             GROWTH - GLOBAL TECHNOLOGY FUND  11

International Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III   TICKER SYMBOL
                                    CLASS A: FINAX   CLASS B: FINBX CLASS C: N/A
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in stocks of foreign companies. Under normal circumstances, the fund invests at least 65% of assets in these companies. The fund maintains a diversified portfolio of company and government securities from around the world, and generally expects that at any one time it will invest in the securities markets of at least three non-U.S. countries.

The fund does not maintain a fixed allocation of assets, either with respect to securities type or to geography. The fund looks for companies of any size whose earnings show strong growth or that appear to be undervalued.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests primarily in common stocks and other equity securities, but may invest in almost any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements.


Because it invests internationally, the fund carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets such as those of Latin America, Asia and Eastern Europe.


To the extent that the fund invests in smaller-capitalization companies or utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

MANAGEMENT/SUBADVISER


[Clip Art] Miren Etcheverry, John L.F. Wills, and Gerardo J. Espinoza lead the fund's portfolio management team. Ms. Etcheverry and Mr. Espinoza are senior vice presidents and joined John Hancock Funds in December 1996, having been in the investment business since 1978 and 1979, respectively. Mr. Wills is a senior vice president of the adviser and managing director of the subadviser, John Hancock Advisers International Limited. He joined John Hancock Funds in 1987 and has been in the investment business since 1969.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past fiscal year, adjusted to reflect any changes. Because no Class C shares were outstanding during the past year, Class C expenses are based on Class B expenses. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B    Class C
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none       none
Maximum sales charge imposed on
reinvested dividends                         none      none       none
Maximum deferred sales charge                none(1)   5.00%      1.00%
Redemption fee(2)                            none      none       none
Exchange fee                                 none      none       none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee (after expense
limitation)(3,4)                             0.00%     0.00%      0.00%
12b-1 fee(5)                                 0.30%     1.00%      1.00%
Other expenses (after limitation)(3)         1.43%     1.43%      1.43%
Total fund operating expenses
(after limitation)(3)                        1.73%     2.43%      2.43%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1    Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $67       $102      $139     $244
Class B shares
  Assuming redemption
  at end of period            $75       $106      $150     $259
  Assuming no redemption      $25        $76      $130     $259
Class C shares
  Assuming redemption
  at end of period            $35        $76      $130     $277
  Assuming no redemption      $25        $76      $130     $277

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's agreement to limit expenses (except for 12b-1 and transfer agent expenses). Without this limitation, management fees would be 1.00% for each class, other expenses would be 1.73% for each class and total fund operating expenses would be 3.03% for Class A and 3.73% for Class B and Class C. The adviser may terminate this limitation at any time.
(4)   Includes a subadviser fee equal to 0.70% of the fund's net assets.
(5) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


12  GROWTH - INTERNATIONAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class A
year-by-year total investment return (%)      1.77(4)   (4.96)   6.88   (3.22)
(scale varies from fund to fund)

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                                                       10/94(1)          10/95       10/96         10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $8.50          $8.65       $8.14         $8.70
Net investment income (loss)                                                      0.07(2)        0.04        0.06(2)      (0.02)(2)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                                     0.08          (0.47)       0.50         (0.26)
Total from investment operations                                                  0.15          (0.43)       0.56         (0.28)
Less distributions:
  Dividends from net investment income                                              --          (0.03)         --         (0.01)
  Distributions from net realized gain on investments
  sold and foreign currency transactions                                            --          (0.05)         --            --
  Total distributions                                                               --          (0.08)         --         (0.01)
Net asset value, end of period                                                   $8.65          $8.14       $8.70         $8.41
Total investment return at net asset value(3) (%)                                 1.77(4)       (4.96)       6.88         (3.22)
Total adjusted investment return at net asset value(3,5) (%)                     (0.52)(4)      (8.12)       5.33         (4.52)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     4,426          4,215       5,098         4,965
Ratio of expenses to average net assets (%)                                       1.50(6)        1.64        1.75          1.73(7)
Ratio of adjusted expenses to average net assets(8) (%)                           3.79(6)        4.80        3.30          3.03(7)
Ratio of net investment income (loss) to average net assets (%)                   1.02(6)        0.56        0.68         (0.16)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      (1.27)(6)      (2.60)      (0.87)        (1.46)
Portfolio turnover rate (%)                                                         50             69          83           169
Fee reduction per share(2) ($)                                                    0.16           0.25        0.14          0.12
Average brokerage commission rate(9) ($)                                           N/A            N/A      0.0192        0.0186

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                                                       10/94(1)          10/95       10/96         10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                             $8.50          $8.61       $8.05         $8.55
Net investment income (loss)                                                      0.02(2)       (0.03)       0.00(2,10)   (0.08)(2)
Net realized and unrealized gain (loss) on investments and
foreign currency transactions                                                     0.09          (0.48)       0.50         (0.25)
Total from investment operations                                                  0.11          (0.51)       0.50         (0.33)
Less distributions:
  Distributions from net realized gain on investments
  sold and foreign currency transactions                                            --          (0.05)         --            --
Net asset value, end of period                                                   $8.61          $8.05       $8.55         $8.22
Total investment return at net asset value(3) (%)                                 1.29(4)       (5.89)       6.21         (3.86)
Total adjusted investment return at net asset value(3,5) (%)                     (1.00)(4)      (9.05)       4.66         (5.16)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     3,948          3,990       8,175         8,713
Ratio of expenses to average net assets (%)                                       2.22(6)        2.52        2.45          2.43(7)
Ratio of adjusted expenses to average net assets(8) (%)                           4.51(6)        5.68        4.00          3.73(7)
Ratio of net investment income (loss) to average net assets (%)                   0.31(6)       (0.37)       0.02         (0.88)
Ratio of adjusted net investment income (loss) to average net assets(8) (%)      (1.98)(6)      (3.53)      (1.53)        (2.18)
Portfolio turnover rate (%)                                                         50             69          83           169
Fee reduction per share(2) ($)                                                    0.16           0.25        0.14          0.12
Average brokerage commission rate(9) ($)                                           N/A            N/A      0.0192        0.0186

(1)   Class A and Class B shares commenced operations on January 3, 1994.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 cents per share.
(8)   Unreimbursed, without fee reduction.
(9) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(10)  Less than $0.01 per share.


                                                 GROWTH - INTERNATIONAL FUND  13

Pacific Basin Equities Fund

REGISTRANT NAME: JOHN HANCOCK WORLD FUND
                                TICKER SYMBOL    CLASS A: JHWPX   CLASS B: FPBBX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of stocks of Pacific Basin companies. The Pacific Basin includes countries bordering the Pacific Ocean. Under normal circumstances, the fund invests at least 65% of assets in these companies, with the balance invested in equities of companies not in the Pacific Basin countries and in investment-grade debt securities of U.S., Japanese, Australian and New Zealand issuers.

The fund does not maintain a fixed allocation of assets. The fund may at times invest less than 65% of assets in Pacific Basin equities.

PORTFOLIO SECURITIES

[Clip Art] Under normal circumstances, the fund invests primarily in common stocks and other equity securities, but may invest in virtually any type of security, foreign or domestic, including preferred and convertible securities, warrants and investment-grade debt securities.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest up to 100% in these securities as a defensive tactic. The fund also may invest in certain higher-risk securities, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because the fund concentrates on one region, investors should expect above-average volatility.


Also, because the fund invests internationally, it carries additional risks, including currency, information, natural event and political risks. These risks, which may make the fund more volatile than a comparable domestic growth fund, are defined in "More about risk" starting on page 31. The risks of international investing are higher in emerging markets, a category that includes many Pacific Basin countries.

To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.


MANAGEMENT/SUBADVISERS


[Clip Art] The fund's management is carried out jointly by the adviser's international equities portfolio management team and two subadvisers, Indocam Asia Advisers Limited and John Hancock Advisers International Limited. Indocam is majority owned by Caisse Nationale de Credit Agricole, a French banking institution.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses             Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)          5.00%     none
Maximum sales charge imposed on
reinvested dividends                         none      none
Maximum deferred sales charge                none(1)   5.00%
Redemption fee(2)                            none      none
Exchange fee                                 none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee(3)                            0.80%     0.80%
12b-1 fee(4)                                 0.30%     1.00%
Other expenses                               0.96%     0.96%
Total fund operating expenses                2.06%     2.76%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                   Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                $70     $111     $155     $277
Class B shares
  Assuming redemption
  at end of period            $78     $116     $166     $292
  Assuming no redemption      $28      $86     $146     $292

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3)   Includes a subadviser fee equal to 0.35% of the fund's net assets.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


14  GROWTH - PACIFIC BASIN EQUITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class
A year-by-year total investment return (%)  (3.61)(6)  18.06  (0.44)  (2.15)  (1.99)  49.61  22.82  (7.65)  4.47  (1.83)(6)  (19.03)
(scale varies from fund to fund)                                                                                   two
                                                                                                                   months

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                          8/88(1)            8/89         8/90         8/91         8/92            8/93
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $10.00           $9.61       $11.10       $10.34        $9.05           $8.87
Net investment income (loss)                        0.01           (0.02)       (0.04)       (0.01)       (0.07)(3)       (0.11)(3)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                     (0.37)           1.75         0.11        (0.33)       (0.11)           4.51
Total from investment operations                   (0.36)           1.73         0.07        (0.34)       (0.18)           4.40
Less distributions:
  Dividends from net investment income             (0.03)          (0.01)          --           --           --              --
  Distributions from net realized gain on
  investments sold and foreign
  currency transactions                               --           (0.23)       (0.83)       (0.95)          --              --
  Total distributions                              (0.03)          (0.24)       (0.83)       (0.95)          --              --
Net asset value, end of period                     $9.61          $11.10       $10.34        $9.05        $8.87          $13.27
Total investment return at net asset
  value(5) (%)                                     (3.61)(6)       18.06        (0.44)       (2.15)       (1.99)          49.61
Total adjusted investment return at net
asset value(5,7) (%)                               (8.05)(6)       15.12        (2.86)       (5.19)       (5.57)          48.31
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)       4,771           5,116        4,578        4,065        3,222          14,568
Ratio of expenses to average net assets (%)         1.75(8)         1.75         2.45         2.75         2.73            2.94
Ratio of adjusted expenses to average
  net assets(9) (%)                                 6.19(8)         4.69         4.89         5.79         6.31            4.24
Ratio of net investment income (loss) to
  average net assets (%)                            0.04(8)        (0.15)       (0.28)       (0.06)       (0.82)          (0.98)
Ratio of adjusted net investment income
  (loss) to average net assets(9) (%)              (4.40)(8)       (3.09)       (2.70)       (3.10)       (4.40)          (2.28)
Portfolio turnover rate (%)                          148             227          154          151          179             171
Fee reduction per share ($)                         1.15            0.39         0.31         0.24         0.31(3)         0.14(3)
Average brokerage commission rate(10) ($)            N/A             N/A          N/A          N/A          N/A             N/A

-----------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                             8/94            8/95              8/96        10/96(2)           10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period              $13.27          $15.88            $14.11          $14.74          $14.47
Net investment income (loss)                       (0.10)(3)        0.02(3,4)        (0.02)(3)       (0.02)(3)       (0.07)(3)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                      3.12           (1.24)             0.65           (0.25)          (2.66)
Total from investment operations                    3.02           (1.22)             0.63           (0.27)          (2.73)
Less distributions:
  Dividends from net investment income                --              --                --              --              --
  Distributions from net realized gain on
  investments sold and foreign
  currency transactions                            (0.41)          (0.55)               --              --           (0.11)
  Total distributions                              (0.41)          (0.55)               --              --           (0.11)
Net asset value, end of period                    $15.88          $14.11            $14.74          $14.47          $11.63
Total investment return at net asset
  value(5) (%)                                     22.82           (7.65)             4.47           (1.83)(6)      (19.03)
Total adjusted investment return at net
asset value(5,7) (%)                                  --              --                --              --              --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)      50,261          37,417            41,951          38,694          21,109
Ratio of expenses to average net assets (%)         2.43            2.05              1.97            2.21(8)         2.06
Ratio of adjusted expenses to average
  net assets(9) (%)                                   --              --                --              --              --
Ratio of net investment income (loss) to
  average net assets (%)                           (0.66)           0.13(4)          (0.15)          (0.83)(8)       (0.49)
Ratio of adjusted net investment income
  (loss) to average net assets(9) (%)                 --              --                --              --              --
Portfolio turnover rate (%)                           68              48                73              15             118
Fee reduction per share ($)                           --              --                --              --              --
Average brokerage commission rate(10) ($)            N/A             N/A            0.0183          0.0221          0.0076

-----------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                               8/94(1)            8/95         8/96     10/96(2)           10/97
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                   $15.11          $15.84       $13.96       $14.49          $14.20
Net investment income (loss) (3)                        (0.09)          (0.09)       (0.13)       (0.04)          (0.18)
Net realized and unrealized gain (loss)
  on investments and
  foreign currency transactions                          0.82           (1.24)        0.66        (0.25)          (2.59)
Total from investment operations                         0.73           (1.33)        0.53        (0.29)          (2.77)
Less distributions:
  Distributions from net realized gain on
  investments sold and foreign currency
  transactions                                             --           (0.55)          --           --           (0.11)
Net asset value, end of period                         $15.84          $13.96       $14.49       $14.20          $11.32
Total investment return at net asset value(5) (%)       (4.83)(6)       (8.38)        3.80        (2.00)(6)      (19.67)
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)            9,480          14,368       32,342       30,147          17,320
Ratio of expenses to average net assets (%)              3.00(8)         2.77         2.64         2.90(8)         2.76
Ratio of net investment income (loss) to
  average net assets (%)                                (1.40)(8)       (0.66)       (0.86)       (1.52)(8)       (1.19)
Portfolio turnover rate (%)                                68              48           73           15             118
Average brokerage commission rate(10) ($)                 N/A             N/A       0.0183       0.0221          0.0076

(1) Class A and Class B shares commenced operations on September 8, 1987 and March 7, 1994, respectively.
(2) Effective October 31, 1996, the fiscal year end changed from August 31 to October 31.
(3)   Based on the average of the shares outstanding at the end of each month.
(4) May not accord to amounts shown elsewhere in the financial statements due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6)   Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8)   Annualized.
(9)   Unreimbursed, without fee reduction.
(10) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.


                                        GROWTH - PACIFIC BASIN EQUITIES FUND  15

Short-Term Strategic Income Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III   TICKER SYMBOL
                                          CLASS A: JHSAX   CLASS B: FRSWX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. To pursue this goal, the fund invests primarily in debt securities issued or guaranteed by:

o  foreign governments and companies including those in emerging markets
o  the U.S. Government, its agencies or instrumentalities
o  U.S. companies

Under normal circumstances, the fund invests assets in all three of these sectors, but may invest up to 100% in any one sector. The fund maintains an average portfolio maturity of three years or less.

PORTFOLIO SECURITIES

[Clip Art] The fund may invest in all types of debt securities. The fund's U.S. Government securities may include mortgage-backed securities. The fund may invest up to 67% of assets in securities rated as low as B and their unrated equivalents. Bonds rated lower than BBB/Baa are considered junk bonds. However, the fund maintains an average portfolio quality rating of A, which is an investment-grade rating.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer, but no more than 25% of assets in the securities of any one foreign government. The fund also may invest in certain other investments, including derivatives, and may engage in other investment practices.

RISK FACTORS


[Clip Art] The value of your investment in the fund will fluctuate with changes in currency exchange rates as well as interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities.

International investing, particularly in emerging markets, carries additional risks, including currency, information, natural event and political risks. Junk bonds may carry above-average credit and market risks and mortgage-backed securities may carry extension and prepayment risks. These risks are defined in "More about risk" starting on page 31.

To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Anthony A. Goodchild and Lawrence J. Daly lead the portfolio management team. Messrs. Goodchild and Daly are senior vice presidents and joined John Hancock Funds in July 1994, having been in the investment business since 1968 and 1972, respectively.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
Shareholder transaction expenses                           Class A   Class B
--------------------------------------------------------------------------------
Maximum sales charge imposed on purchases
(as a percentage of offering price)                        3.00%     none
Maximum sales charge imposed on
reinvested dividends                                       none      none
Maximum deferred sales charge                              none(1)   3.00%
Redemption fee(2)                                          none      none
Exchange fee                                               none      none

--------------------------------------------------------------------------------
Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
Management fee                                             0.65%     0.65%
12b-1 fee(3)                                               0.30%     1.00%
Other expenses                                             0.48%     0.48%
Total fund operating expenses                              1.43%     2.13%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
Share class                                  Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
Class A shares                               $44     $74      $106     $196
Class B shares
  Assuming redemption
  at end of period                           $52     $87      $114     $204
  Assuming no redemption                     $22     $67      $114     $204

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


16  INCOME - SHORT-TERM STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class B
year-by-year total investment return (%)      8.85(4)        0.64        5.98        1.93        7.97       7.89      4.83
(scale varies from fund to fund)

------------------------------------------------------------------------------------------------------------------------------------
 Class A - period ended:                                  10/92(1)        10/93        10/94        10/95        10/96      10/97
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period                      $9.86          $9.32        $9.12        $8.47        $8.41      $8.46
 Net investment income (loss)                               0.65           0.83(2)      0.76(2)      0.77(2)      0.65       0.61(2)
 Net realized and unrealized gain (loss) on
   investments and
   foreign currency transactions                           (0.55)         (0.20)       (0.53)       (0.06)        0.05      (0.15)
 Total from investment operations                           0.10           0.63         0.23         0.71         0.70       0.46
 Less distributions:
   Dividends from net investment income                    (0.64)         (0.83)       (0.62)       (0.61)       (0.57)     (0.52)
   Distributions in excess of net investment income           --             --        (0.04)          --           --      (0.08)
   Distributions in excess of net realized gain on
     investments sold                                         --             --        (0.12)          --           --         --
   Distributions from capital paid-in                         --             --        (0.10)       (0.16)       (0.08)     (0.01)
   Total distributions                                     (0.64)         (0.83)       (0.88)       (0.77)       (0.65)     (0.61)
 Net asset value, end of period                            $9.32          $9.12        $8.47        $8.41        $8.46      $8.31
 Total investment return at net asset value(3) (%)          1.16(4)        6.78         2.64         8.75         8.60       5.55
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)             20,468         11,130       13,091       16,997       49,338     64,059
 Ratio of expenses to average net assets (%)                1.37(4)        1.21         1.26         1.33         1.48       1.43
 Ratio of net investment income (loss) to average
   net assets (%)                                           8.09(4)        8.59         8.71         9.13         7.59       7.22
 Portfolio turnover rate (%)                                  86            306          150          147           77         71

------------------------------------------------------------------------------------------------------------------------------------
 Class B - period ended:                          10/91(1)         10/92       10/93       10/94       10/95      10/96     10/97
------------------------------------------------------------------------------------------------------------------------------------
 Per share operating performance
 Net asset value, beginning of period              $10.00         $10.01       $9.31       $9.11       $8.46      $8.40     $8.45
 Net investment income (loss)                        0.76           0.87        0.75(2)     0.70(2)     0.70(2)    0.59      0.55(2)
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                      0.01          (0.80)      (0.20)      (0.53)      (0.06)      0.05     (0.15)
 Total from investment operations                    0.77           0.07        0.55        0.17        0.64       0.64      0.40
 Less distributions:
   Dividends from net investment income             (0.76)         (0.77)      (0.75)      (0.56)      (0.56)     (0.52)    (0.47)
   Distributions in excess of net
     investment income                                 --             --          --       (0.04)         --         --     (0.07)
   Distributions in excess of net realized
     gain on investments sold                          --             --          --       (0.12)         --         --        --
   Distributions from capital paid-in                  --             --          --       (0.10)      (0.14)     (0.07)    (0.01)
   Total distributions                              (0.76)         (0.77)      (0.75)      (0.82)      (0.70)     (0.59)    (0.55)
 Net asset value, end of period                    $10.01          $9.31       $9.11       $8.46       $8.40      $8.45     $8.30
 Total investment return at net asset
   value(3) (%)                                      8.85(4)        0.64        5.98        1.93        7.97       7.89      4.83
 Total adjusted investment return at net
   asset value(3,5) (%)                              8.81(4)          --          --          --          --         --        --
 Ratios and supplemental data
 Net assets, end of period (000s omitted) ($)     218,562        236,059     142,873      98,390      84,601     48,137    25,908
 Ratio of expenses to average net assets (%)         1.89(4)        2.07        2.01        1.99        2.07       2.12      2.13
 Ratio of adjusted expenses to average net
   assets(6) (%)                                     1.93(4)          --          --          --          --         --        --
 Ratio of net investment income to average
   net assets (%)                                    8.72(4)        8.69        7.81        8.00        8.40       7.07      6.51
 Ratio of adjusted net investment income
   to average net assets(6) (%)                      8.68(4)          --          --          --          --         --        --
 Portfolio turnover rate (%)                           22             86         306         150         147         77        71
 Fee reduction per share ($)                       0.0039             --          --          --          --         --        --

(1) Class A and Class B shares commenced operations on January 3, 1992 and December 28, 1990, respectively.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Unreimbursed, without fee reduction.


                                   INCOME - SHORT-TERM STRATEGIC INCOME FUND  17

World Bond Fund

REGISTRANT NAME:
JOHN HANCOCK INVESTMENT TRUST III         TICKER SYMBOL
                                                CLASS A: FGLAX   CLASS B: FGLIX
--------------------------------------------------------------------------------

GOAL AND STRATEGY

[Clip Art] The fund seeks a high total investment return -- a combination of current income and capital appreciation. To pursue this goal, the fund invests at least 65% of assets in debt securities issued or guaranteed by:

o  foreign governments and companies including those in emerging markets
o  multinational organizations such as the World Bank
o  the U.S. Government, its agencies or instrumentalities

Under normal circumstances, the fund expects to invest in the securities markets of at least three countries at any one time, potentially including the U.S. The fund does not maintain a fixed allocation of assets.

PORTFOLIO SECURITIES

[Clip Art] The fund may invest in all types of debt securities of any maturity, including preferred and convertible securities. Less than 35% of assets may be invested in junk bonds rated as low as CCC/Caa, or equivalent.

Because the fund is non-diversified, it may invest more than 5% of assets in securities of a single issuer, but no more than 25% of assets in the securities of any one foreign government.

For liquidity and flexibility, the fund may place up to 35% of assets in investment-grade short-term securities. In abnormal market conditions, it may invest more assets in these securities as a defensive tactic. The fund also may invest in certain other investments, including derivatives, and may engage in other investment practices.

RISK FACTORS

[Clip Art] As with most bond funds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities.


International investing, particularly in emerging markets, carries additional risks, including currency, information, natural event and political risks. Junk bonds may carry above-average credit and market risks and mortgage-backed securities may carry extension and prepayment risks. These risks are defined in "More about risk" starting on page 31.

To the extent that the fund utilizes higher-risk securities and practices, it takes on further risks that could adversely affect its performance. Please read "More about risk" carefully before investing.

PORTFOLIO MANAGEMENT

[Clip Art] Anthony A. Goodchild and Lawrence J. Daly lead the portfolio management team. Messrs. Goodchild and Daly are senior vice presidents and joined John Hancock Funds in July 1994, having been in the investment business since 1968 and 1972, respectively.


--------------------------------------------------------------------------------
INVESTOR EXPENSES

[Clip Art] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.

--------------------------------------------------------------------------------
 Shareholder transaction expenses                           Class A   Class B
--------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                        4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                                       none      none
 Maximum deferred sales charge                              none(1)   5.00%
 Redemption fee(2)                                          none      none
 Exchange fee                                               none      none

--------------------------------------------------------------------------------
 Annual fund operating expenses (as a % of average net assets)
--------------------------------------------------------------------------------
 Management fee                                             0.75%     0.75%
 12b-1 fee(3)                                               0.30%     1.00%
 Other expenses                                             0.63%     0.63%
 Total fund operating expenses                              1.68%     2.38%

Example The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

--------------------------------------------------------------------------------
 Share class                                 Year 1  Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
 Class A shares                              $61      $96     $132     $235
 Class B shares
   Assuming redemption
   at end of period                          $74     $104     $147     $254
   Assuming no redemption                    $24      $74     $127     $254

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)   Does not include wire redemption fee (currently $4.00).
(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


18  INCOME - WORLD BOND FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[Clip Art] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

[The following table was represented as a bar graph in the printed materials.]

Volatility, as indicated by Class B
year-by-year total investment return (%)   20.09  5.47  11.84   10.44   1.72  6.77   (1.88)   11.51   4.78   2.43
(scale varies from fund to fund)

------------------------------------------------------------------------------------------------------------------------------------
Class A - period ended:                               10/92(1)        10/93      10/94         10/95        10/96        10/97
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                   $10.57         $9.76      $9.62         $8.85        $9.30        $9.28
Net investment income (loss)                             0.64          0.76       0.64(2)       0.57(2)      0.51(2)      0.53(2)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions           (0.74)        (0.10)     (0.78)         0.48        (0.02)       (0.25)
Total from investment operations                        (0.10)         0.66      (0.14)         1.05         0.49         0.28
Less distributions:
  Dividends from net investment income                  (0.71)        (0.38)     (0.11)        (0.59)       (0.50)       (0.25)
  Distributions in excess of net investment
    income                                                 --         (0.04)        --            --           --        (0.02)
  Distributions from capital paid-in                       --         (0.38)     (0.52)        (0.01)       (0.01)       (0.26)
  Total distributions                                   (0.71)        (0.80)     (0.63)        (0.60)       (0.51)       (0.53)
Net asset value, end of period                          $9.76         $9.62      $8.85         $9.30        $9.28        $9.03
Total investment return at net asset
  value(3) (%)                                          (0.88)(4)      7.14      (1.30)        12.25         5.48         3.15
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)           12,880        12,882      8,949        35,334       27,537       28,959
Ratio of expenses to average net assets (%)              1.41(4)       1.46       1.59          1.48         1.58         1.68(5)
Ratio of net investment income (loss)
  to average net assets (%)                              7.64(4)       7.89       7.00          6.43         5.54         5.84
Portfolio turnover rate (%)                               476           363        174           263          214          153

------------------------------------------------------------------------------------------------------------------------------------
Class B - period ended:                    10/88      10/89      10/90      10/91      10/92      10/93      10/94
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period      $10.32     $10.98     $10.21     $10.38     $10.44      $9.74      $9.62
Net investment income (loss)                0.67       0.83       0.85       0.90       0.78       0.72       0.59(2)
Net realized and unrealized gain
  (loss) on investments
  and foreign currency transactions         1.31      (0.27)      0.28       0.13      (0.59)     (0.09)     (0.78)
Total from investment operations            1.98       0.56       1.13       1.03       0.19       0.63      (0.19)
Less distributions:
  Dividends from net investment income     (0.68)     (0.84)     (0.85)     (0.73)     (0.89)     (0.33)     (0.06)
  Distributions from net realized gain
    on investments                         (0.64)     (0.49)        --      (0.24)        --         --         --
  Distributions in excess of net
    investment income                         --         --         --         --         --      (0.04)        --
  Distributions from capital paid-in          --         --      (0.11)        --         --      (0.38)     (0.52)
  Total distributions                      (1.32)     (1.33)     (0.96)     (0.97)     (0.89)     (0.75)     (0.58)
Net asset value, end of period            $10.98     $10.21     $10.38     $10.44      $9.74      $9.62      $8.85
Total investment return at net
  asset value(3) (%)                       20.09       5.47      11.84      10.44       1.72       6.77      (1.88)
Ratios and supplemental data
Net assets, end of period
  (000s omitted) ($)                     174,833    255,214    186,524    192,687    199,102    197,166    114,656
Ratio of expenses to average net
  assets (%)                                1.74       1.75       1.82       1.90       1.91       1.91       2.17
Ratio of net investment income
  (loss) to average net assets (%)          6.04       8.07       8.67       8.74       7.59       7.45       6.41
Portfolio turnover rate (%)                  364        333        186        159        476        363        174

--------------------------------------------------------------------------------
Class B - period ended:                  10/95         10/96         10/97
--------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period     $8.85         $9.30         $9.28
Net investment income (loss)              0.55(2)       0.45(2)       0.47(2)
Net realized and unrealized gain
  (loss) on investments
  and foreign currency transactions       0.44         (0.02)        (0.25)
Total from investment operations          0.99          0.43          0.22
Less distributions:
  Dividends from net investment income   (0.53)        (0.44)        (0.23)
  Distributions from net realized gain
    on investments                          --            --            --
  Distributions in excess of net
    investment income                       --            --         (0.01)
  Distributions from capital paid-in     (0.01)        (0.01)        (0.23)
  Total distributions                    (0.54)        (0.45)        (0.47)
Net asset value, end of period           $9.30         $9.28         $9.03
Total investment return at net
  asset value(3) (%)                     11.51          4.78          2.43
Ratios and supplemental data
Net assets, end of period
  (000s omitted) ($)                    65,600        45,897        24,082
Ratio of expenses to average net
  assets (%)                              2.16          2.25          2.38(5)
Ratio of net investment income
  (loss) to average net assets (%)        6.03          4.87          5.13
Portfolio turnover rate (%)                263           214           153

(1)   Class A shares commenced operations on January 3, 1992.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Annualized.
(5) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.


                                                    INCOME - WORLD BOND FUND  19

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


All John Hancock international/global funds offer two classes of shares, Class A and Class B. In addition, Class C shares are available for International Fund. Each class has its own cost structure as outlined below, allowing you to choose the one that best meets your requirements. For more details, see "How sales charges are calculated." Your financial representative can help you decide which share class is best for you.


--------------------------------------------------------------------------------
 Class A - for all funds
--------------------------------------------------------------------------------

     o Front-end sales charges. There are several ways to reduce these charges, described under "Sales charge reductions and waivers" on the following page.

     o    Lower annual expenses than Class B and Class C shares.

--------------------------------------------------------------------------------
 Class B - for all funds
--------------------------------------------------------------------------------

     o No front-end sales charge; all your money goes to work for you right away.

     o    Higher annual expenses than Class A shares.


     o A contingent deferred sales charge that declines from 5% over six years (3% over four years for Short-Term Strategic Income Fund).


     o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
 Class C - for International Fund
--------------------------------------------------------------------------------

     o No front-end sales charge; all your money goes to work for you right away.

     o    Higher annual expenses than Class A shares.

     o A 1% contingent deferred sales charge on shares sold within one year of purchase.

     o No automatic conversion to Class A shares, so the fund's annual expenses continue at the same level throughout the life of your investment.

For actual past expenses of Class A and Class B shares, see the fund-by-fund information earlier in this prospectus.



--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
 Class A sales charges - Short-Term Strategic Income
--------------------------------------------------------------------------------
                            As a % of           As a % of your
 Your investment            offering price      investment

 Up to $99,999              3.00%               3.09%
 $100,000 -  $499,999       2.50%               2.56%
 $500,000 - $999,999        2.00%               2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Class A sales charges - World Bond
--------------------------------------------------------------------------------
                            As a % of           As a % of your
 Your investment            offering price      investment

 Up to $99,999              4.50%               4.71%
 $100,000 - $249,999        3.75%               3.90%
 $250,000 - $499,999        2.75%               2.83%
 $500,000 - $999,999        2.00%               2.04%
 $1,000,000 and over        See below

--------------------------------------------------------------------------------
 Class A sales charges - growth funds
--------------------------------------------------------------------------------
                            As a % of           As a % of your
 Your investment            offering price      investment
 Up to $49,999              5.00%               5.26%
 $50,000 - $99,999          4.50%               4.71%
 $100,000 - $249,999        3.50%               3.63%
 $250,000 - $499,999        2.50%               2.56%
 $500,000 - $999,999        2.00%               2.04%
 $1,000,000 and over        See below

Investments of $1 million or more Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
 CDSC on $1 million+ investments (all funds)
--------------------------------------------------------------------------------
 Your investment                CDSC on shares being sold
 First $1M - $4,999,999         1.00%
 Next $1 - $5M above that       0.50%
 Next $1 or more above that     0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.


20  YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.


Class B Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares you sell within a certain time after you bought them, as described in the table below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the
CDSC:


--------------------------------------------------------------------------------
 Class B deferred charges
--------------------------------------------------------------------------------
 Years after            CDSC on Short-Term      CDSC on all
 purchase               Strategic Income        other fund shares
                        shares being sold       being sold
 1st year               3.00%                   5.00%
 2nd year               2.00%                   4.00%
 3rd  year              2.00%                   3.00%
 4th year               1.00%                   3.00%
 5th year               None                    2.00%
 6th year               None                    1.00%
 After 6 years          None                    None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

Class C Shares are offered at their net asset value per share, without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) of 1% on shares you sell within one year of purchase. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC calculations are based on the number of shares involved, not on the value of your account. Each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC.

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.


o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate sales charges.


o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.


To utilize: complete the appropriate section of your application, contact your financial representative or Signature Services or consult the SAI (see the back cover of this prospectus).


Group Investment Program A group may be treated as a single purchase under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify, or consult the SAI (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans

o    to make certain distributions from a retirement plan

o    because of shareholder death or disability


o    to purchase a John Hancock Declaration annuity


To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI.


                                                                YOUR ACCOUNT  21

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:


o    selling brokers and their employees and sales representatives

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds

o individuals transferring assets from an employee benefit plan with John Hancock Funds into an individual account in a John Hancock fund

o    certain insurance company contract holders (one-year CDSC usually applies)

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o clients of AFA, when their funds are transferred directly to Global Technology Fund from accounts managed by AFA

o certain former shareholders of John Hancock National Aviation & Technology Fund and Nova Fund (applies to Global Technology Fund only)

To utilize: if you think you may be eligible for a sales charge waiver, contact Signature Services or consult the SAI.


--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1  Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

   o non-retirement account: $1,000

   o retirement account: $250

   o group investments: $250

   o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

   o fee-based clients of selling brokers who placed at least $2 billion in John Hancock funds: $250

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


22  YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------
               Opening an account                 Adding to an account

By check

[Clip art]     o Make out a check for the         o Make out a check for the
                 investment amount, payable to      investment amount payable
                 "John Hancock Signature            to "John Hancock Signature
                 Services, Inc."                    Services, Inc."

               o Deliver the check and your       o Fill out the detachable
                 completed application to your      investment slip from an
                 financial representative, or       account statement. If no
                 mail them to Signature Services    slip is available, include
                 (address below).                   a note specifying the fund
                                                    name, your share class,
                                                    your account number and
                                                    the name(s) in which the
                                                    account is registered.

                                                  o Deliver the check and your
                                                    investment slip or note to
                                                    your financial
                                                    representative, or mail
                                                    them to Signature Services
                                                    (address below).

By exchange

[Clip art]     o Call your financial              o Call your financial
                 representative or Signature        representative or Signature
                 Services to request an             Services to request an
                 exchange.                          exchange.

By wire

[Clip art]     o Deliver your completed           o Instruct your bank to wire
                 application to your financial      the amount of your
                 representative, or mail            investment to:
                 it to Signature Services.          First Signature Bank & Trust
                                                    Account # 900000260
               o Obtain your account number         Routing # 211475000
                 by calling your financial          Specify the fund name, your
                 representative or                  share class, your account
                 Signature Services.                number and the name(s)
                                                    in which the account is
               o Instruct your bank to wire         registered. Your bank may
                 the amount of your investment      charge a fee to wire funds.
                 to:
                 First Signature Bank & Trust
                 Account # 900000260
                 Routing # 211475000
                 Specify the fund name, your
                 choice of share class, the new
                 account number and the name(s)
                 in which the account is
                 registered. Your bank may charge
                 a fee to wire funds.

By phone

[Clip art] See "By wire" and "By exchange."      o Verify that your bank or
                                                   credit union is a member of
                                                   the Automated Clearing
                                                   House (ACH) system.

                                                 o Complete the "Invest-By-
                                                   Phone" and "Bank
                                                   Information" sections on
                                                   your account application.

                                                 o Call Signature Services to
                                                   verify that these features
                                                   are in place on your account.

                                                 o Tell the Signature Services
                                                   representative the fund name,
                                                   your share class, your
                                                   account number, the name(s)
                                                   in which the account is
                                                   registered and the amount
                                                   of your investment.

----------------------------------------

Address
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

Phone number
1-800-225-5291

Or contact your financial representative for instructions and assistance.

----------------------------------------

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


                                                               YOUR ACCOUNT   23

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------
           Designed for                       To sell some or all of your shares

By letter

[Clip art] o Accounts of any type.            o Write a letter of instruction
                                                or complete a stock power
           o Sales of any amount.               indicating the fund name, your
                                                share class, your account
                                                number, the name(s) in which
                                                the account is registered and
                                                the dollar value or number of
                                                shares you wish to sell.

                                              o Include all signatures and any
                                                additional documents that may
                                                be required (see next page).

                                              o Mail the materials to Signature
                                                Services.

                                              o A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                otherwise according to your
                                                letter of instruction.

By phone

[Clip art] o Most accounts.                   o For automated service 24 hours
                                                a day using your touch-tone
           o Sales of up to $100,000.           phone, call the EASI-Line at
                                                1-800-338-8080.

                                              o To place your order with a
                                                representative at John Hancock
                                                Funds, call Signature Services
                                                between 8 A.M. and 4 P.M.
                                                Eastern Time on most business
                                                days.

By wire or electronic funds transfer (EFT)

[Clip art] o Requests by letter to            o Fill out the "Telephone
             sell any amount (accounts          Redemption" section of your
             of any type).                      new account application.

           o Requests by phone to sell        o To verify that the telephone
             up to $100,000 (accounts           redemption privilege is in
             with telephone redemption          place on an account, or to
             privileges).                       request the forms to add it
                                                to an existing account, call
                                                Signature Services.

                                              o Amounts of $1,000 or more will
                                                be wired on the next business
                                                day. A $4 fee will be deducted
                                                from your account.

                                              o Amounts of less than $1,000
                                                may be sent by EFT or by check.
                                                Funds from EFT transactions
                                                are generally available by
                                                the second business day.
                                                Your bank may charge a fee
                                                for this service.

By exchange

[Clip art] o Accounts of any type.            o Obtain a current prospectus for
                                                the fund into which you are
           o Sales of any amount.               exchanging by calling your
                                                financial representative or
                                                Signature Services.

                                              o Call your financial
                                                representative or Signature
                                                Services to request an exchange.

By check

[Clip art] o Short-Term Strategic Income      o Request checkwriting on your
             Fund only.                         account application.

           o Any account with                 o Verify that the shares to be
             checkwriting privileges.           sold were purchased more
                                                than 10 days earlier or were
           o Sales of over $100.                purchased by wire.

                                              o Write a check for any amount
                                                over $100.

                                       ----------------------------------------

                                       Address
                                       John Hancock Signature Services, Inc.
                                       1 John Hancock Way, Suite 1000
                                       Boston, MA  02217-1000

                                       Phone
                                       1-800-225-5291

                                       Or contact your financial representative for instructions and assistance.

                                       ----------------------------------------

To sell shares through a systematic withdrawal plan, see "Additional investor services."


24   YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o  your address of record has changed within the past 30 days

o  you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)


The signature guarantee must be from a member of the Signature Guarantee Medallion Program (generally, a broker or securities dealer). We may refuse any other source. A notary public CANNOT provide a signature guarantee.


--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                      [Clip art]
--------------------------------------------------------------------------------

Owners of individual, joint,            o Letter of instruction.
sole proprietorship, UGMA/UTMA          o On the letter, the signatures and
(custodial accounts for minors)           titles of all persons authorized to
or general partner accounts.              sign for the account, exactly as
                                          the account is registered.
                                        o Signature guarantee if applicable
                                          (see above).

Owners of corporate or                  o Letter of instruction.
association accounts.                   o Corporate resolution, certified
                                          within the past twelve months.
                                        o On the letter and the resolution,
                                          the signature of the person(s)
                                          authorized to sign for the account.
                                        o Signature guarantee if applicable
                                          (see above).

Owners or trustees of trust accounts.   o Letter of instruction.
                                        o On the letter, the signature(s) of
                                          the trustee(s).
                                        o If the names of all trustees are
                                          not registered on the account,
                                          please also provide a copy of the
                                          trust document certified within the
                                          past twelve months.
                                        o Signature guarantee if applicable
                                          (see above).

Joint tenancy shareholders whose        o Letter of instruction signed by
co-tenants are deceased.                  surviving tenant.
                                        o Copy of death certificate.
                                        o Signature guarantee if applicable
                                          (see above).

Executors of shareholder estates.       o Letter of instruction signed by
                                          executor.
                                        o Copy of order appointing executor.
                                        o Signature guarantee if applicable
                                          (see above).

Administrators, conservators,           o Call 1-800-225-5291 for
guardians and other sellers or            instructions.
account types not listed above.


                                                               YOUR ACCOUNT   25

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, Signature Services is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical. Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.


To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may also refuse any exchange order. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Certificated shares Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Foreign currencies Purchases must be made in U.S. dollars. Purchases in foreign currencies must be converted, which may result in a fee and delayed execution.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment) that affects your account balance
o  after any changes of name or address of the registered owner(s)
o  in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The income funds generally declare income dividends daily and pay them monthly. These income dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold. The growth funds pay income dividends, if any, annually. All funds distribute capital gains, if any, annually.


26  YOUR ACCOUNT

Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

Taxability of dividends As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a fund's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive from the growth funds. Dividends may include a return of capital.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o  Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o  Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.


Retirement plans John Hancock Funds offers a range of retirement plans, including Traditional and Roth IRAs, SIMPLE IRAs, SIMPLE 401(k)s, SEPs, 401(k)s, money purchase pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.



                                                                YOUR ACCOUNT  27

Fund details
--------------------------------------------------------------------------------
BUSINESS STRUCTURE

How the funds are organized Each John Hancock international/global fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock international/global funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[The following information was represented as a flow chart in the printed material.]

                                -----------------
                                  Shareholders
                                -----------------

Distribution and
shareholder services

                -------------------------------------------------
                          Financial services firms and
                             their representatives

                     Advise current and prospective share-
                    holders on their fund investments, often
                  in the context of an overall financial plan.
                -------------------------------------------------

                -------------------------------------------------
                             Principal distributor

                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                    Markets the funds and distributes shares
                  through selling brokers, financial planners
                      and other financial representatives.
                -------------------------------------------------

             ------------------------------------------------------
                                 Transfer agent

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                             Boston, MA 02217-1000

                Handles shareholder services, including record-
               keeping and statements, distribution of dividends
                    and processing of buy and sell requests.
             ------------------------------------------------------

                         -------------------------------
                                  Subadvisers

                          American Fund Advisors, Inc.
                               1415 Kellum Place
                             Garden City, NY 11530

                             John Hancock Advisers
                             International Limited
                                34 Dover Street
                               London, UK W1X 3RA

                         Indocam Asia Advisers Limited
                              One Exchange Square
                                   Hong Kong


                             Indocam International
                              Investment Services
                              90 Boulevard Pasteur
                              Paris, France 75015


                          Provide portfolio management
                                to certain funds
                         -------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                           Investors Bank & Trust Co.
                              200 Clarendon Street
                                Boston, MA 02116

                      State Street Bank and Trust Company
                              225 Franklin Street
                                Boston, MA 02110

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                                                                         Asset
                                                                      management

                      ------------------------------------
                                    Trustees

                        Supervise the funds' activities.
                      ------------------------------------


28  FUND DETAILS

Accounting compensation The funds (except for Global Technology) compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets. Global Technology pays a $100,000 administration fee to the adviser.


Portfolio trades In placing portfolio trades, the adviser or subadvisers may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company or subadvisers, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

Investment goals Except for European Equity Fund, Global Rx Fund, International Fund and World Bond Fund, each fund's investment goal is fundamental and may only be changed with shareholder approval.


Diversification Except for Global Rx Fund, Short-Term Strategic Income Fund and World Bond Fund, all of the international/global funds are diversified.

--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b-1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B and Class C shares, interest expenses.

--------------------------------------------------------------------------------
 Class B unreimbursed distribution expenses(1)
--------------------------------------------------------------------------------
                                 Unreimbursed         As a % of
 Fund                            expenses             net assets


 European Equity Fund                        N/A          N/A
 Global                          $       795,893        2.56%
 Global Rx                       $       466,209        1.06%
 Global Technology               $     1,198,204        2.00%
 International                   $       460,399        4.90%
 Pacific Basin Equities          $     1,045,211        3.85%
 Short-Term Strategic Income     $     2,554,608        7.17%
 World Bond                      $     5,324,432       15.75%


(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.


Class C Class C shares began operations after the 1997 fiscal year. Therefore, there are no unreimbursed expenses to report.


Initial compensation Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

Annual compensation Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.


                                                                FUND DETAILS  29

------------------------------------------------------------------------------------------------------------------------------------
 Class A investments
------------------------------------------------------------------------------------------------------------------------------------
                                                             Maximum
                                      Sales charge           reallowance            First year             Maximum
                                      paid by investors      or commission          service fee            total compensation(1)
                                      (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)

 Short-Term Strategic Income Fund
 Up to $99,999                        3.00%                  2.26%                  0.25%                  2.50%
 $100,000 - $499,999                  2.50%                  2.01%                  0.25%                  2.25%
 $500,000 - $999,999                  2.00%                  1.51%                  0.25%                  1.75%

 World Bond Fund
 Up to $99,999                        4.50%                  3.76%                  0.25%                  4.00%
 $100,000 - $249,999                  3.75%                  3.01%                  0.25%                  3.25%
 $250,000 - $499,999                  2.75%                  2.06%                  0.25%                  2.30%
 $500,000 - $999,999                  2.00%                  1.51%                  0.25%                  1.75%

 Growth funds
 Up to $49,999                        5.00%                  4.01%                  0.25%                  4.25%
 $50,000 - $99,999                    4.50%                  3.51%                  0.25%                  3.75%
 $100,000 - $249,999                  3.50%                  2.61%                  0.25%                  2.85%
 $250,000 - $499,999                  2.50%                  1.86%                  0.25%                  2.10%
 $500,000 - $999,999                  2.00%                  1.36%                  0.25%                  1.60%

 Regular investments of
 $1 million or more (all funds)
 First $1M - $4,999,999               --                     0.75%                  0.25%                  1.00%
 Next $1 - $5M above that             --                     0.25%                  0.25%                  0.50%
 Next $1 or more above that           --                     0.00%                  0.25%                  0.25%

 Waiver investments(2)                --                     0.00%                  0.25%                  0.25%

------------------------------------------------------------------------------------------------------------------------------------
 Class B investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                                         reallowance              First year             Maximum
                                                         or commission            service fee            total compensation
                                                         (% of offering price)    (% of net investment)  (% of offering price)

 Short-Term Strategic Income Fund
 All amounts                                             2.25%                    0.25%                  2.50%

 All other funds
 All amounts                                             3.75%                    0.25%                  4.00%

------------------------------------------------------------------------------------------------------------------------------------
 Class C investments
------------------------------------------------------------------------------------------------------------------------------------
                                                         Maximum
                                                         reallowance              First year             Maximum
                                                         or commission            service fee            total compensation
                                                         (% of offering price)    (% of net investment)  (% of offering price)

 All amounts                                             0.75%                    0.25%                  1.00%


(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. For European Equity Fund, John Hancock Funds may allow an amount up to the full applicable sales charge.


(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.


30  FUND DETAILS

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the performance of a John Hancock international/global fund will be positive over any period of time -- days, months or years. However, international markets have performed better over the past two decades than domestic markets.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Extension risk The risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Information risk The risk that key information about a security or market is inaccurate or unavailable.

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events.

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

Prepayment risk The risk that unanticipated prepayments may occur during periods of falling interest rates, reducing the value of mortgage-backed securities.

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.


Year 2000 risk The risk that the funds' operations could be disrupted by the year 2000-related computer system problems. Although the adviser and the funds' service providers are taking steps to address this issue, there may still be some risk of adverse effects. Common to all mutual funds.



                                                                FUND DETAILS  31

--------------------------------------------------------------------------------
Higher-risk securities and practices
--------------------------------------------------------------------------------

This table shows each fund's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed (see previous page for definitions). Numbers in this table show allowable usage only; for actual usage, consult the fund's annual/semiannual reports.

10    Percent of total assets (italic type)

10    Percent of net assets (roman type)

*     No policy limitation on usage; fund may be using currently

o     Permitted, but has not typically been used

--    Not permitted


                                                European                                            Pacific    Short-Term
                                                Equity             Global   Global       Inter-     Basin      Strategic     World
                                                Fund      Global   RX       Technology   national   Equities   Income         Bond
----------------------------------------------------------------------------------------------------------------------------------
Investment practices

Borrowing; reverse repurchase agreements
The borrowing of money from banks or through
reverse repurchase agreements.
Leverage, credit risks.                          33.3       10      33.3        10         33.3      33.3        10           10

Currency trading  The direct trading or
holding of foreign currencies as an asset.
Currency risk.                                      *        *         *         *            *         *         *            *

Repurchase agreements  The purchase of a
security that must later be sold back
to the issuer at the same price plus interest.
Credit risk.                                        *        *         *         *            *         *         *            *

Securities lending  The lending of securities
to financial institutions, which provide cash
or government securities as collateral.
Credit risk.                                     33.3       10      33.3      33.3         33.3      33.3        30           30

Short sales The selling of securities which
have been borrowed on the expectation that
the market price will drop.
o  Hedged. Hedged leverage, market,
   correlation, liquidity, opportunity risks.       o       --         o        --            o         o        --           --
o  Speculative. Speculative leverage, market,
   liquidity risks.                                --       --         o        --            o        --        --           --

Short-term trading  Selling a security soon
after purchase. A portfolio engaging
in short-term trading will have higher
turnover and transaction expenses.
Market risk.                                        *        *         *         *            *         *         *            *

When-issued securities and forward commitments
The purchase or sale of securities for
delivery at a future date; market value may
change before delivery. Market, opportunity,
leverage risks.                                     *        *         *         *            *         *         *            *

--------------------------------------------------------------------------------------------------------------------------------
Conventional securities

Foreign debt securities  Debt securities
issued by foreign governments or
companies. Credit, currency, interest rate,
market, political risks.                           20        5        35(1)     10(2)        35(1)     35(1)      *(1)         *(1)

Non-investment-grade debt securities  Debt
securities rated below BBB/Baa are considered
junk bonds. Credit, market, interest rate,
liquidity, valuation, information risks.           --       --        35        10(2)        --        --        67           35

Restricted and illiquid securities.
Securities not traded on the open market.
May include illiquid Rule 144A securities.
Liquidity, valuation, market risks.                15       15        15        15           15        15        15           15

--------------------------------------------------------------------------------------------------------------------------------
Unleveraged derivative securities

Asset-backed securities Securities backed
by unsecured debt, such as credit card
debt; these securities are often
guaranteed or over-collateralized to
enhance their credit quality. Credit,
interest rate risks.                               --        o         o         o            o         o         *            *

Mortgage-backed securities  Securities
backed by pools of mortgages, including
pass-through certificates, PACs, TACs
and other senior classes of
collateralized mortgage obligations
(CMOs). Credit, extension, prepayment,
liquidity, interest rate risks.                    --        o         o         o            o         o         *            *

Participation interests Securities
representing an interest in another
security or in bank loans. Credit,
interest rate, liquidity,
valuation risks.                                   --       --        --        10(2)        --        --        15(3)        15(3)



32  FUND DETAILS

----------------------------------------------------------------------------------------------------------------------------------
Higher-risk securities and practices (cont'd)
----------------------------------------------------------------------------------------------------------------------------------
                                                European                                            Pacific    Short-Term
                                                Equity             Global   Global       Inter-     Basin      Strategic     World
                                                Fund      Global   RX       Technology   national   Equities   Income         Bond
----------------------------------------------------------------------------------------------------------------------------------
Leveraged derivative securities

Currency contracts Contracts involving
the right or obligation to buy or sell
a given amount of foreign currency at
a specified price and future date.
o  Hedged. Currency, hedged leverage,
   correlation, liquidity, opportunity
   risks.                                          *        *         *         *            *         *         *            *
o  Speculative. Currency, speculative
   leverage, liquidity risks.                      *        o         o         o            o         o         o            o

Financial futures and options;
securities and index options Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.
o  Futures and related options.
   Interest rate, currency, market,
   hedged or speculative leverage,
   correlation, liquidity, opportunity
   risks.                                          *        *         *         o            *         *         *            *
o  Options on securities and indices.
   Interest rate, currency, market,
   hedged or speculative leverage,
   correlation, liquidity, credit,
   opportunity risks.                              *        o         o         o            o         o         o            o

Structured securities  Indexed
and/or leveraged mortgage-backed
and other debt securities, including
principal-only and interest-only
securities, leveraged floating rate
securities and others. These securities
tend to be highly sensitive to interest
rate movements and their performance
may not correlate to these movements
in a conventional fashion. Credit,
interest rate, extension, prepayment,
market, speculative leverage,
liquidity, valuation risks.                       --        *         *         10(2)        *         *         *            *


(1) No more than 25% of the fund's assets will be invested in securities of any one foreign government.
(2)   Included in the 10% limitation on debt securities.
(3)   Included in the 15% limitation on illiquid securities.

--------------------------------------------------------------------------------
  Analysis of funds with 5% or more in junk bonds(1)
--------------------------------------------------------------------------------

[The table below was represented by a bar chart in the printed materials.]

           Quality rating          Short-Term Strategic          Quality rating            World Bond
           (S&P/Moody's)(2)        Income Fund                   (S&P/Moody's)(2)          Fund

Invest-    AAA/Aaa                   40.8%             Invest-   AAA/Aaa                     70.2%
ment-      AA/Aa                      0.0%             ment-     AA/Aa                        0.0%
Grade      A/A                        5.4%             Grade     A/A                          0.4%
Bonds      BBB/Baa                    8.0%             Bonds     BBB/Baa                      0.3%
------------------------------------------------------------------------------------------------------
Junk       BB/Ba                     32.0%             Junk      BB/Ba                       17.9%
Bonds      B/B                        9.9%             Bonds     B/B                          8.3%
           CCC/Caa                    0.0%                       CCC/Caa                      0.0%
           CC/Ca                      0.0%                       CC/Ca                        0.0%
           C/C                        0.0%                       C/C                          0.0%
           D                          0.0%                       D                            0.0%
           % of portfolio in bonds   96.1%                       % of portfolio in bonds     97.1%

o     Rated by Standard & Poor's or Moody's    Rated by the adviser

(1)   Average weighted quality distribution for the most recent fiscal year.


(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.



                                                                FUND DETAILS  33

For more information

--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock international/global funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual/semiannual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference (is legally a part of this prospectus). You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information.

To request a free copy of the current annual/semiannual report or SAI, please write or call:


John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713
Internet: www.jhancock.com/funds


[LOGO] John Hancock Funds
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts 02199-7603

       John Hancock(R)                        (C) 1996 John Hancock Funds, Inc.
                                                                    GLIPN  6/98

                            JOHN HANCOCK GLOBAL FUND
                          JOHN HANCOCK WORLD BOND FUND
                           Class A and Class B Shares
                       Statement of Additional Information

                                  June 1, 1998

This Statement of Additional Information provides information about John Hancock Global Fund ("Global Fund") and John Hancock World Bond Fund ("World Bond Fund") (collectively, the "Funds") in addition to the information that is contained in the combined International/Global Funds' Prospectus dated June 1, 1998 (the "Prospectus"). The Funds are a diversified (Global Fund) and a non-diversified (World Bond Fund) series of John Hancock Investment Trust III (the "Trust"), formerly Freedom Investment Trust II.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page
                Organization of the Funds                                      2
                Investment Objectives and Policies                             2
                Investment Restrictions                                       16
                Those Responsible for Management                              19
                Investment Advisory and Other Services                        27
                Distribution Contracts                                        30
                Net Asset Value                                               32
                Initial Sales Charge on Class A Shares                        33
                Deferred Sales Charge on Class B Shares                       35
                Special Redemptions                                           39
                Additional Services and Programs                              39
                Description of the Funds' Shares                              41
                Tax Status                                                    42
                Calculation of Performance                                    47
                Brokerage Allocation                                          50
                Transfer Agent Services                                       53
                Custody of Portfolio                                          53
                Independent Auditors                                          53
                Appendix A                                                   A-1
                Financial Statements                                         F-1

ORGANIZATION OF THE FUNDS

The Fund are series of the Trust, an open-end investment management company organized as a Massachusetts business trust on March 31, 1986 under the laws of The Commonwealth of Massachusetts. The Funds commenced operations on March 31, 1986 (Global Fund) and on July 31, 1986 (World Bond Fund).

John Hancock Advisers, Inc. (the "Adviser") is the Funds' investment adviser. John Hancock Advisers International Limited ("JH Advisers International") is the sub-Adviser for Global Fund. The Adviser is an indirect wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a
Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.


INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of each Fund's investment objectives and policies in the Prospectus. There is no assurance that either Fund will achieve its investment objective.

                                   Global Fund

The Global Fund's investment objective is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and in the United States. Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital. Normally, the Fund will invest in the securities markets of at least three countries, including the United States.

Under normal circumstances, at least 65% of the Global Fund's total assets will consist of common stocks and securities convertible into common stock. However, if deemed advisable by the Adviser, the Fund may invest in any other type of security including preferred stocks, warrants, bonds, notes and other debt securities (including Eurodollar securities) or obligations of domestic or foreign governments and their political subdivisions. The Fund will only invest in investment grade debt securities, which are securities rated within the four highest rating categories of Standard & Poor's Rating Group ("S&P") (AAA, AA, A,
BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa). Investments in the lowest investment grade rating category may have speculative characteristics and therefore may involve higher risks. Investment grade debt securities are subject to market fluctuations and changes in interest rates; however, the risk of loss of income and principal is generally expected to be less than with lower quality debt securities. In the event a debt security is downgraded below investment grade, the Adviser will consider this event in its determination of whether the Fund should continue to hold the security. See Appendix A to this Statement of Additional Information for a description of the various ratings of investment grade debt securities. The global allocation of assets is not fixed, and will vary from time to time based on the judgment of the Adviser and JH Advisers International. Global Fund will maintain a flexible investment policy and will invest in a diversified portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among various countries and geographic regions, the Adviser and JH
Advisers International ordinarily consider such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; and other pertinent financial, tax, social, political, currency and national factors all in relation to the prevailing prices of the securities in each country or region.

When the Adviser believes that adverse market conditions are present, for temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to, governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Any income received on the Fund's investments will be incidental to the Fund's objective of long-term growth of capital.

                                 World Bond Fund

The World Bond Fund's investment objective is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of fixed income securities. Normally, the Fund will invest in fixed income securities denominated in at least three currencies or multi-currency units, including the U. S. Dollar.

Under normal circumstances, World Bond Fund will invest primarily (at least 65% of total assets) in fixed income securities issued or guaranteed by: (i) the U.S. Government, its agencies or instrumentalities; (ii) foreign governments (including foreign states, provinces and municipalities) or their political subdivisions, authorities, agencies or instrumentalities; (iii) international organizations backed or jointly owned by more than one national government, such as the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank, European Coal and Steel Community and Inter-American Development Bank; and (iv) foreign corporations or financial institutions. The term "fixed income securities" includes debt obligations of all types, including bonds, debentures and notes, and certain stocks such as preferred stocks. A fixed income security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with a security. The Fund has registered as a "non-diversified" fund so that it will be able to invest more than 5% of its assets in obligations of a single foreign government or other issuer. The Fund will not invest more than 25% of its total assets in securities issued by any one foreign government.

World Bond Fund may invest less than 35% of its total assets in fixed income securities which are high yield, high risk securities in the lower rating categories of the established rating services. These securities are rated below Baa by Moody's or below BBB by S&P. The Fund may invest in securities rated as low as Caa by Moody's or CCC by S&P, which may indicate that the obligations are speculative to a high degree and in default. These securities are generally referred to as "emerging market" or "junk" bonds. See the Appendix attached to this Statement of Additional Information for a description of the characteristics of the various ratings categories. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the minimum ratings noted above. The credit ratings of Moody's and S&P (the "Rating Agencies") may not be changed by the Rating Agencies in a timely fashion to reflect subsequent economic events. These credit ratings evaluate credit risk but not general market risk. The Fund may also invest in unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to the rated securities in which the Fund may invest.

Debt securities that are rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term corporate and market developments to a greater extent than the price and liquidity of higher rated securities, because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations. Although the Adviser seeks to minimize these risks through diversification, investment analysis and attention to current developments in interest rates and economic conditions, there can be no assurance that the Adviser will be successful in limiting the Fund's exposure to the risks associated with lower rated securities. Because the World Bond Fund may invest in securities in the lower rated categories, the achievement of the Fund's goals is more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rated categories.

Reduced volume and liquidity in the high yield high risk bond market or the reduced availability of market quotations may make it more difficult to dispose of the World Bond Fund's investments in high yield high risk securities and to value accurately these assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield high risk bonds. In addition, the Fund's investments in high yield high risk securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risk inherent in all securities.

World Bond Fund may invest in fixed income securities denominated in any currency or a multi-national currency unit. The European Currency Unit ("ECU") is a composite currency consisting of specified amounts of each of the currencies of ten member countries of the European Economic Community. The Fund may also invest in fixed income securities denominated in the currency of one country although issued by a governmental entity, corporation or financial institution of another country. For example, the Fund may invest in a Japanese yen-denominated fixed income security issued by a United States corporation. This type of investment involves credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

World Bond Fund will maintain a flexible investment policy and its portfolio assets may be shifted among fixed income securities denominated in various foreign currencies that the Adviser believes will provide relatively high rates of income or potential capital appreciation in U.S. Dollars. As with all debt securities, the prices of the Fund's portfolio securities will generally increase when interest rates decline and decrease when interest rates rise. Similarly, if the foreign currency in which a portfolio security is denominated appreciates against the U.S. Dollar, the total investment return from that security will be enhanced further. Conversely, if the foreign currency in which a portfolio security is denominated depreciates against the U.S. Dollar, total investment return from that security will be adversely affected.

With respect to the international organizations described above, the governmental members of such organizations, or "stockholders," usually make initial capital contributions to the organization and in many cases are committed to make additional capital contributions if the organization is unable to repay its borrowings. In accordance with guidelines promulgated by the Staff of the Securities and Exchange Commission (the "SEC"), the Fund will consider as an industry any category of international organizations designated by the SEC.

The Fund may invest in corporate and commercial obligations, such as medium-term notes and commercial paper, which may be indexed to foreign currency exchange rates.

In selecting fixed income securities for World Bond Fund's portfolio, the Adviser ordinarily considers such factors as the strengths and weaknesses of the currencies in which the securities are denominated; expected levels of inflation and interest rates; government policies influencing business conditions; the financial condition of the issuer; and other pertinent financial, tax, social, political and national factors. The average maturity of the Fund's portfolio securities will vary based upon the Adviser's assessment of economic and market conditions.

When the Adviser determines that adverse market conditions are present, for temporary defensive purposes, the Fund may hold or invest all or part of its assets in cash and in domestic and foreign money market instruments, including but not limited to governmental obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

World Bond Fund is a "non-diversified" fund in order to permit more than 5% of its assets to be invested in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of the Fund's shares may be more susceptible to a single economic, political or regulatory event, and to the credit and market risks associated with a single issuer.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund.
Neither of these events will require the sale of the securities by the Fund.

Time Deposits. The Funds' time deposits are non-negotiable deposits maintained for a stated period of time at a stated interest rate. If the Fund purchases time deposits maturing in seven days or more, it will treat those longer-term time deposits as illiquid.

Investments in Foreign Securities. The Funds may invest in the securities of foreign issuers including securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of corporations domiciled in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

Foreign Currency Transactions. The foreign currency transactions of each Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. Each Fund may also enter into forward foreign currency contracts involving currencies of the different countries in which it will invest either as a hedge against possible variations in the foreign exchange rate between these currencies, for speculative purposes, as a substitute for investing in securities denominated in that currency or in order to create a synthetic position consisting of a security issued in one country and denominated in the currency of another country. Forward foreign currency contracts involve contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables for payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. The Funds will not attempt to hedge all of their foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser, in the case of Global Fund or the Adviser or JH Advisers International, in the case of World Bond Fund. There is no limitation on the value of a Fund's assets that may be committed to forward contracts or on the term of a forward contract.

If the Fund enters into a forward contract requiring it to purchase foreign currency, its custodian bank will segregate cash or liquid securities, of any type or maturity, in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

When the Adviser or JH Advisers International believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, a Fund may enter into a forward contract to sell or buy the amount of the former foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging". The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

The cost to the Fund of engaging in foreign currency transactions varies with such factors as that currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Although the Funds value their assets daily in terms of United States dollars, neither Fund intends to convert its holdings of foreign currencies into United States dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Risks in Foreign Securities. Investments in foreign securities may involve certain risks not present in domestic securities. Because of the following considerations, shares of the Global Fund and the World Bond Fund should not be considered a complete investment program. There is generally less publicly available information about foreign companies and other issuers comparable to reports and ratings that are published about issuers in the United States. There may be difficulty in enforcing legal rights outside the United States. Foreign issuers are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.

Security trading practices abroad may offer less protection to investors such as the Funds. It is contemplated that most foreign securities will be purchased in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States. In addition, foreign securities may be denominated in the currency of the country in which the issuer is located. Consequently, changes in the foreign exchange rate will affect the value of the Funds' shares and dividends.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends and interest payable on certain of the Funds' foreign portfolio securities (and, in some cases, capital gains) may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income available for distribution to each Fund's shareholders. See "TAX STATUS".

Investors should understand that the expense ratio of each Fund will be higher than that of investment companies investing in domestic securities since the expenses of the Funds, such as the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Funds, are higher.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates or currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The Funds may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements

Repurchase Agreements. The Funds may invest in repurchase agreements. In a repurchase agreement a Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser or Advisers, as appropriate, will continuously monitor the creditworthiness of the parties with whom a Fund enters into repurchase agreements.

Each Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements. Each Fund may also enter into reverse purchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain with the Fund's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. In addition, a Fund will not borrow money or enter into reverse repurchase agreements from banks temporarily for extraordinary or emergency purposes (not leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of a Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowing equaling 5% or more of the Fund's total assets outstanding. A Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the of Trustees. Under the procedures established by the of Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser or Advisers, as appropriate, the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor a Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

A Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Funds' Trustees.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Funds may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Funds may reinvest any cash collateral in short-term securities and money market funds. When the Funds lend portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Funds may incur a loss or, in the event of the borrower's bankruptcy, the Funds may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of each of Global Fund and World Bond Fund not to lend portfolio securities having a total value exceeding 10% and 30%, respectively, of its total assets.

Rights and Warrants. The Funds may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Funds may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. A Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Structured or Hybrid Notes. Each Fund may invest in "structured" or "hybrid" notes, bonds or debentures. The distinguishing feature of a structured or hybrid note, bond or debenture is that the amount of interest and/or principal payable on the security is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmark include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows a Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the security, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note, bond or debenture; a Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Asset-Backed Securities. Each Fund may invest a portion of its assets in asset-backed securities. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Funds' ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan services to retain possession of the underlying obligations. If the service were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Participation Interests (World Bond Fund only). Participation interests, which may take the form of interests in, or assignments of certain loans, are acquired from banks who have made these loans or are members of a lending syndicate. The Fund's investments in participation interests are subject to its 15% limitation on investments in illiquid securities.

Short-Term Trading and Portfolio Turnover. Each Fund may attempt to maximize current income through short-term portfolio trading. This will involve selling portfolio instruments and purchasing different instruments to take advantage of yield disparities in different segments of the market for government obligations. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Funds' portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus .

The World Bond Fund's portfolio turnover rate may vary widely from year to year and may be higher than that of many other mutual funds with similar investment objectives. For example, if the World Bond Fund writes a substantial number of call options and the market prices of the underlying securities appreciate, or if it writes a substantial number of put options and the market prices of the underlying securities depreciate, there may be a very substantial turnover of the portfolio. While the Fund will pay commissions in connection with its options transactions, government securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater commissions and other transaction costs, which will be borne directly by the Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of a Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

A Fund may not:

         1. Purchases on Margin and Short Sales. Purchase securities on margin or sell short, except that a Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by a Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

         2. Borrowing. Borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase securities for investment while borrowings equaling 5% or more of the Fund's total assets are outstanding.

         3. Underwriting Securities. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of restricted securities.

         4. Senior Securities. Issue senior securities except as appropriate to evidence indebtedness which a Fund is permitted to incur, provided that, to the extent applicable, (i) the purchase and sale of futures contracts or related options, (ii) collateral arrangements with respect to futures contracts, related options, forward foreign currency exchange contracts or other permitted investments of a Fund as described in the Prospectus, including deposits of initial and variation margin, and (iii) the establishment of separate classes of shares of a Fund for providing alternative distribution methods are not considered to be the issuance of senior securities for purposes of this restriction.

         5. Warrants. Invest more than 5% of the Fund's total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the Fund's total assets in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

         6. Single Issuer Limitation/Diversification. Purchase securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of such issuer; provided, however, that with respect to each Fund, up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. This restriction does not apply to World Bond Fund, which is a non-diversified fund under the 1940 Act.

         7. Real Estate. Purchase or sell real estate although a Fund may purchase and sell securities which are secured by real estate, mortgages or interests therein, or issued by companies which invest in real estate or interests therein; provided, however, that no Fund will purchase real estate limited partnership interests.

         8.  Commodities;   Commodity  Futures;  Oil  and  Gas  Exploration  and
Development Programs. Purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development programs, except a Fund may engage in such forward foreign currency contracts and/or purchase or sell such futures contracts and options thereon as described in the Prospectus.

         9. Making Loans. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 12) in accordance with its investment objectives and policies and make loans of portfolio securities provided that as a result, no more than 10% of the Global Fund's total assets and 30% of the total assets of the World Bond Fund, taken at current value would be so loaned.

         10. Industry Concentration. Purchase any securities which would cause more than 25% of the market value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to World Bond Fund, this restriction will apply to obligations of a foreign government unless the Securities and Exchange Commission permits their exclusion.

Non-fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

A Fund may not:

         (a) Options Transactions. Write, purchase, or sell puts, calls or combinations thereof except that a Fund may write, purchase or sell puts and calls on securities as described in this Statement of Additional Information, and the World Bond Fund may purchase or sell puts and calls on foreign currencies as described in this Statement of Additional Information.

         (b) Invest more than 15% of its net assets in illiquid securities.

         (c) Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         (d) Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Adviser for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

         (e) Securities of Other Investment Companies. Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or
(iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amounts of net assets will not be considered a violation of any of the foregoing restrictions.

The World Bond Fund has registered as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). However, the Fund intends to limit its investments to the extent required by the diversification requirements of the Code. See "Taxes".

THOSE RESPONSIBLE FOR MANAGEMENT

The business of each Fund is managed by its Trustees, who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers and directors of the Adviser or officers and Directors of the Funds' principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief            Chairman, Director and Chief
101 Huntington Avenue                   Executive Officer (1, 2)               Executive Officer, the Adviser;
Boston, MA  02199                                                              Chairman, Trustee and Chief
October 1944                                                                   Executive Officer, The Berkeley
                                                                               Financial Group ("The Berkeley
                                                                               Group"); Chairman and Director, NM
                                                                               Capital Management, Inc. ("NM
                                                                               Capital"), John Hancock Advisers
                                                                               International Limited ("Advisers
                                                                               International") and Sovereign Asset
                                                                               Management Corporation ("SAMCorp");
                                                                               Chairman, Chief Executive Officer
                                                                               and President, John Hancock Funds,
                                                                               Inc. ("John Hancock Funds");
                                                                               Chairman, First Signature Bank and
                                                                               Trust Company; Director, John
                                                                               Hancock Insurance Agency, Inc.
                                                                               ("Insurance Agency, Inc."), John
                                                                               Hancock Advisers International
                                                                               (Ireland) Limited ("International
                                                                               Ireland"), John Hancock Capital
                                                                               Corporation and New England/Canada
                                                                               Business Council; Member,
                                                                               Investment Company Institute Board
                                                                               of Governors; Director, Asia
                                                                               Strategic Growth Fund, Inc.;
                                                                               Trustee, Museum of Science;
                                                                               Director, John Hancock Freedom
                                                                               Securities Corporation (until
                                                                               September 1996); Director, John
                                                                               Hancock Signature Services, Inc.
                                                                               ("Signature Services") (until
                                                                               January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dennis S. Aronowitz                     Trustee                                Professor of Law, Emeritus, Boston
1216 Falls Boulevard                                                           University School of Law (as of
Fort Lauderdale, FL  33327                                                     1997); Trustee, Brookline Savings
June 1931                                                                      Bank.

Richard P. Chapman, Jr.                 Trustee (1)                            President, Brookline Savings Bank;
160 Washington Street                                                          Director, Federal Home Loan Bank of
Brookline, MA  02147                                                           Boston (lending); Director, Lumber
February 1935                                                                  Insurance Companies (fire and
                                                                               casualty insurance); Trustee,
                                                                               Northeastern University (education);
                                                                               Director, Depositors Insurance Fund,
                                                                               Inc. (insurance).

William J. Cosgrove                     Trustee                                Vice President, Senior Banker and
20 Buttonwood Place                                                            Senior Credit Officer, Citibank,
Saddle River, NJ  07458                                                        N.A. (retired September 1991);
January 1933                                                                   Executive Vice President, Citadel
                                                                               Group Representatives, Inc.; EVP
                                                                               Resource Evaluation, Inc.
                                                                               (consulting) (until October 1993);
                                                                               Trustee, the Hudson City Savings
                                                                               Bank (since 1995).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Douglas M. Costle                       Trustee (1)                            Director, Chairman of the Board and
RR2 Box 480                                                                    Distinguished Senior Fellow,
Woodstock, VT  05091                                                           Institute for Sustainable
July 1939                                                                      Communities, Montpelier, Vermont
                                                                               (since 1991); Dean Vermont Law
                                                                               School (until 1991); Director, Air
                                                                               and Water Technologies Corporation
                                                                               (environmental services and
                                                                               equipment), Niagara Mohawk Power
                                                                               Company (electric services) and
                                                                               Mitretek Systems (governmental
                                                                               consulting services).

Leland O. Erdahl                        Trustee                                Vice President, Chief Financial
8046 Mackenzie Court                                                           Officer and Director of Amax Gold,
Las Vegas, NV  89129                                                           Inc.; Director, Santa Fe Ingredients
December 1928                                                                  Company of California, Inc. and
                                                                               Santa Fe Ingredients Company, Inc.
                                                                               (private food processing companies),
                                                                               Uranium Resources Corporation;
                                                                               Freeport-McMoRan Copper & Gold
                                                                               Company, Inc., Hecla Mining Company,
                                                                               Canyon Resources Corporation and
                                                                               Original Sixteen to One Mines, Inc.
                                                                               (1984-1987 and 1991-1995)
                                                                               (management consultant).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                         Positions Held                        Principal Occupation(s)
Name and Address                         With the Company                      During the Past Five Years
----------------                         ----------------                      --------------------------
Richard A. Farrell                       Trustee                               President of Farrell, Healer & Co.,
Venture Capital Partners                                                       (venture capital management firm)
160 Federal Street                                                             (since 1980);  Prior to 1980, headed
23rd Floor                                                                     the venture capital group at Bank of
Boston, MA  02110                                                              Boston Corporation.
November 1932

Gail D. Fosler                           Trustee                               Vice President and Chief Economist,
3054 So. Abingdon Street                                                       The Conference Board (non-profit
Arlington, VA  22206                                                           economic and business research);
December 1947                                                                  Director, Unisys Corp.; and H.B.
                                                                               Fuller Company.

William F. Glavin                        Trustee                               President  Emeritus,  Babson College
120 Paget Court - John's  Island                                               (as  of  1997);  Vice  Chairman,  Xerox
Vero  Beach,  FL  32963                                                        Corporation (until June 1989);
March 1932                                                                     Director, Caldor Inc., Reebok, Inc.
                                                                               (since 1994) and Inco Ltd.

Anne C. Hodsdon *                        Trustee and President (1,2)           President, Chief Operating Officer
101 Huntington Avenue                                                          and Director, the Adviser; Trustee,
Boston, MA  02199                                                              The Berkeley Group; Director, John
April 1953                                                                     Hancock Funds, Advisers
                                                                               International, Insurance Agency,
                                                                               Inc. and International Ireland;
                                                                               President and Director, SAMCorp. and
                                                                               NM Capital; Executive Vice
                                                                               President, the Adviser (until
                                                                               December 1994); Director, Signature
                                                                               Services (until January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Dr. John A. Moore                       Trustee                                President and Chief Executive
Institute for Evaluating Health Risks                                          Officer, Institute for Evaluating
1629 K Street NW                                                               Health Risks, (nonprofit
Suite 402                                                                      institution) (since September 1989).
Washington, DC  20006-1602
February 1939

Patti McGill Peterson                   Trustee                                Executive Director, Council for
Council for International Exchange of                                          International Exchange of Scholars
Scholars                                                                       (since January 1998), Vice
3007 Tilden Street, N.W., Suite 5L                                             President, Institute of
Washington, DC  20008-3009                                                     International Education (since
May 1943                                                                       January 1998); Cornell Institute of
                                                                               Public Affairs, Cornell University
                                                                               (until December 1997); President
                                                                               Emeritus of Wells College and St.
                                                                               Lawrence University; Director,
                                                                               Niagara Mohawk Power Corporation
                                                                               (electric utility) and Security
                                                                               Mutual Life (insurance).

John W. Pratt                           Trustee                                Professor of Business Administration
2 Gray Gardens East                                                            at Harvard University Graduate
Cambridge, MA  02138                                                           School of Business Administration
September 1931                                                                 (since 1961).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
Richard S. Scipione *                   Trustee (1)                            General Counsel, John Hancock Life
John Hancock Place                                                             Company; Director, the Adviser,
P.O. Box 111                                                                   Advisers International, John Hancock
Boston, MA  02117                                                              Funds, John Hancock Distributors,
August 1937                                                                    Inc., Insurance Agency, Inc., John
                                                                               Hancock Subsidiaries, Inc., SAMCorp.
                                                                               and NM Capital; Trustee, The
                                                                               Berkeley Group; Director, JH
                                                                               Networking Insurance Agency, Inc.;
                                                                               Director, Signature Services (until
                                                                               January 1997).

Edward J. Spellman, CPA                 Trustee                                Partner, KPMG Peat Marwick LLP
259C Commercial Bld.                                                           (retired June 1990).
Ft. Lauderdale, FL  33308
November 1932

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, SAMCorp.,
                                                                               Insurance Agency, Inc.,
                                                                               Southeastern Thrift & Bank Fund and
                                                                               NM Capital; Senior Vice President,
                                                                               The Berkeley Group; President, the
                                                                               Adviser (until December 1994);
                                                                               Director, Signature Services (until
                                                                               January 1997).

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.



                                        Positions Held                         Principal Occupation(s)
Name and Address                        With the Company                       During the Past Five Years
----------------                        ----------------                       --------------------------
James B. Little                         Senior Vice President and Chief        Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                      The Berkeley Group, John Hancock
Boston, MA  02199                                                              Funds.
February 1935

John A. Morin                           Vice President                         Vice President and Secretary, the
101 Huntington Avenue                                                          Adviser, The Berkeley Group,
Boston, MA  02199                                                              Signature Services and John Hancock
July 1950                                                                      Funds; Secretary, NM Capital and
                                                                               SAMCorp.; Clerk, Insurance Agency,
                                                                               Inc.; Counsel, John Hancock Mutual
                                                                               Life Insurance Company (until
                                                                               February 1996), and Vice President
                                                                               of John Hancock Distributors, Inc.
                                                                               (until April 1994).

Susan S. Newton                         Vice President and Secretary           Vice President, the Adviser; John
101 Huntington Avenue                                                          Hancock Funds, Signature Services
Boston, MA  02199                                                              and The Berkeley Group; Vice
March 1950                                                                     President, John Hancock
                                                                               Distributors, Inc. (until April
                                                                               1994).

James J. Stokowski                      Vice President and Treasurer           Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
* Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940
(1) Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2) A member of the Investment Committee of the Adviser.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Messrs. Boudreau and Scipione and Ms. Hodsdon, each a non-Independent Trustee, and each of the officers of the Funds, are interested persons of the Adviser are compensated by the Adviser and receive no compensation from the Fund for their services.

                           Aggregate Compensation (1)
                                                           Total Compensation
                                                           From the Funds and
                                 Global     World Bond     John Hancock Fund
       Independent Trustee       Fund(1)    Fund (1)       Complex to Trustee(2)
       -------------------       -------    --------       ---------------------

       Dennis S. Aronowitz        $814        $455             $ 72,000
     Richard P. Chapman, Jr.       847         471               75,000
       William J. Cosgrove         814         454               72,000
        Douglas M. Costle          847         471               75,000
        Leland O. Erdahl           814         454               72,000
       Richard A. Farrell          847         471               75,000
         Gail D. Fosler            814         454               72,000
        William F. Glavin          176         454               72,000
        Dr. John A. Moore           48         455               72,000
      Patti McGill Peterson        814         455               72,000
          John W. Pratt            814         455               72,000
       Edward J. Spellman          847         471               75,000
                                  -------    -------           ----------
             Totals             $8,496       $5,520            $876,000

1Compensation is for the fiscal year ended October 31, 1997.

2Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 1997. As of this date, there were sixty-seven funds in the John Hancock Fund Complex with each of these Independent Trustees served thirty-two.

(+)As of December 31, 1997, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $69,148, Mr. Cosgrove was $167,829, Mr. Glavin was $193,514 and for Dr. Moore was $84,315 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.


As of April 27, 1998, the officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of each of the Funds. As of that date, no person of record owned beneficially 5% or more of the outstanding shares of the John Hancock World Bond Fund. As of that date, MLPF & S for the Sold Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, FL of record owned 9.52% of the outstanding securities of the John Hancock Global Fund-Class B.


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has more than $30 billion in assets under management in its capacity as investment adviser to the Funds and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,400,000 shareholders. The Adviser is an affiliate of the Life Insurance Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of more than $100 billion, the Life Company is one of the ten largest life insurance companies in the United States, and carries high ratings from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.


The Funds have entered into investment management contracts (the "Advisory Agreements") with the Adviser, which were approved by the Funds' shareholders. Pursuant to the Advisory Agreements, the Adviser will: (a) furnish continuously an investment program for each of the Funds and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Funds bear all costs of their organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plans of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including an allowable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreements, the Adviser receives from each Fund a fee computed and paid monthly based upon the following annual rates: (a) for Global Fund, 0.90% on the first $100 million of average daily net assets of the Fund, 0.80% on the next $200 million of average daily net assets, 0.75% on the next $200 million of average daily net assets and 0.625% of average daily net assets in excess of $500 million; and (b) for World Bond Fund, 0.75% on the first $250 million of average daily net assets, and 0.70% of average daily net assets in excess of $250 million.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

Securities held by the Funds may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Funds may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Funds (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) was approved by all Trustees. Each Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned.

The Global Fund and the Adviser have entered into a sub-investment management contract with JH Advisers International under which JH Advisers International, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for providing the Fund with advice with respect to that portion of the assets invested in countries other than the United States and Canada. JH Advisers International, with offices located at 34 Dover Street, London, England W1X 3RA, is a wholly-owned subsidiary of the Adviser formed in 1987 to provide international investment research and advisory services to U.S. institutional clients. As compensation for its services under the Sub-Advisory Agreement, JH Advisers International receives from the Adviser a monthly fee equal to 0.70% on an annual basis of the average daily net asset value of the Global Fund for each calendar month up to $200 million of average daily net assets; and 0.6375% on an annual basis of the average daily net asset value over $200 million. Global Fund is not responsible for paying JH Advisers International's fee.

For the fiscal years ended October 31, 1995, 1996 and 1997, the Trust paid the Adviser, on behalf of Global Fund, a fee of $1,169,884, $1,175,079 and $1,251,029, respectively.

For the fiscal years ended October 31, 1995, 1996 and 1997, the Trust paid the Adviser, on behalf of World Bond Fund, a fee of $840,527, $645,661 and $462,654, respectively.

Accounting and Legal Services Agreement. The Trust, on behalf of the Funds, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Funds with certain tax, accounting and legal services. For the fiscal year ended October 31, 1997, the Global Fund and World Bond Fund paid the Adviser $24,127 and $11,364, respectively.

In order to avoid conflicts with portfolio trades for the Funds, the Adviser, JH Advisers International and each Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. In the case of the Adviser, some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. JH Advisers International's restrictions may differ where appropriate, as long as they maintain the same intent. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B shares, the broker receives compensation immediately but John Hancock Funds is compensated on a deferred basis. John Hancock Funds may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.

For the fiscal years ended October 31, 1995, 1996 and 1997, the following amounts reflect (a) the total underwriting commissions for sales of the Funds' Class A shares and (b) the portion of such amount retained by John Hancock Funds. The remainder of the underwriting commissions were reallowed to dealers.

                      Global Fund                            World Bond Fund
11/1/94-10/31/95       (a)$ 132,895     (b)  $19,426    (a)$ 23,002  (b) $1,220
11/1/95-10/31/96       (a) $139,302     (b)  $21,673    (a) $16,669  (b) $1,709
11/1/96-10/31/97       (a) $114,878     (b)  $18,135    (a) $ 8,851  (b) $  810


The Funds' Trustees adopted Distribution Plans with respect to Class A and Class B shares ("the Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% and 1.00%, respectively, of the Funds' average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the applicable Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of each Fund's shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of each Fund's shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling

Brokers and others for providing personal and account maintenance services to shareholders. In the event that the John Hancock Funds are not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Funds do not treat unreimbursed expenses relating to Class B Plan as a liability of the Funds, because the Trustees may terminate the Class B Plan at any time. For the fiscal year ended October 31, 1997, an aggregate of $795,893 and $5,324,432 of distribution expenses or 2.56% and 15.75%, respectively, of the average net assets of the Class B shares of each of Global Fund and World Bond Fund were not reimbursed or recovered by the John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of each Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the applicable Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, the John Hancock Funds provide the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

Each of the Plans provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each of the Plans may be terminated without penalty,
(a) by vote of a majority of the Independent Trustees, (b) by a vote of a majority of the applicable Fund's outstanding shares of the applicable class upon 60 days' written notice to the John Hancock Funds and (c) automatically in the event of assignment. Each of the Plans further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the applicable Fund which has voting rights with respect to the Plan. Each of the Plans provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the applicable Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable shares of each Fund.

Amounts paid to John Hancock Funds by any class of shares of the Funds will not be used to pay the expenses incurred with respect to any other class of shares of the Funds; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the

During the fiscal year ended October 31, 1997, the Funds paid the John Hancock Funds the following amounts of expenses in connection with their services for each of the Funds:



                                                    Expense Items

                                                Printing and                                   Interest,
                                                Mailing of        Expenses of  Compen-sation   Carrying or
                                                Prospectuses      John          to             Other
                                                to New            Hancock       Selling        Finance
                              Advertising       Shareholder       Funds         Brokers        Charges
                              -----------       -----------       -----         -------        -------
       Global Fund
       Class A Shares         $26,705           $2,846            $221,945     $ 49,398       $    --
       Class B Shares         $27,107           $3,076            $129,037     $ 52,365       $94,634

       World Bond Fund
       Class A Shares         $6,752            $1,535            $65,360      $  9,977      $     --
       Class B Shares         $7,064            $2,733            $69,114      $ 11,789       $247,425

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of a Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange or NASDAQ National Market Issues are generally valued at last sale price on the day of valuation. Securities in the aforementioned categories for which no sales are reported and other securities traded over-the-counter are generally valued at the mean between the current closing bid and asked prices.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. If quotations are not readily available or the value has been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects their value. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 5:00 p.m., London time ( 12:00 noon, New York time) on the date of any determination of a Fund's NAV.

The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Funds are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge alternative") or on a contingent deferred basis (the "deferred sales charge alternative"). Share certificates will not be issued unless requested by the shareholder in writing, and then they will only be issued for full shares. The Trustees of each Fund reserve the right to change or waive each Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the respective Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Funds are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A shares of the Funds, owned by the investor, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A shares owned.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:


         oA Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, grandparents, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew, grandparents and domestic partner) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

         oA broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of a Fund's shares in fee-based investment products or services made available to their clients.

         oA former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to a Fund.

         oA member of a class action lawsuit against insurance companies who is investing settlement proceeds.

        oRetirement plans participating in Merrill Lynch servicing programs, if the Plan has more than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.

         oRetirement plans investing through the PruArray Program sponsored by Prudential Securities.


         oExisting full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed retirement plans with at least 100 eligible employees at the inception of the subject Fund's account. Each of these investors may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

         Amount Invested                               CDSC Rate

         $1 to $4,999,999                              1.00%
         Next $5 million to $9,999,999                 0.50%
         Amounts to $10 million and over               0.25%

Class A shares  may  also be  purchased  without  an  initial  sales  charge  in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.




Combination Privilege. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's representative.


Accumulation Privilege. Investors (including investors combining purchases) who are already Class A shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount being invested but also the investor's purchase price or current account value of the Class A shares of all John Hancock funds which carry a sales charge already held by such person. Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. Retirement plan investors may include the value of Class B shares if Class B shares held are greater than $1 million. Retirement plans must notify Signature Services to utilize.


Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced sales charges are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Funds offer two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include Traditional, Roth and Education IRAs, SEP, SARSEP, 401(k), 403(b) (including
TSAs),  SIMPLE IRA, SIMPLE 401(k),  Money Purchase  Pension,  Profit Sharing and
Section 457 plans. Non-qualified and retirement plans investments cannot be combined to satisfy an LOI of 48 months. Such an investment (including accumulations and combinations but not including reinvested dividends) must aggregate $100,000 or more with respect to World Bond Fund and $50,000 or more with respect to Global Fund, in each case invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.


The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay the sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Funds to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B SHARES

Investments in Class B shares are purchased at net asset value per share without the imposition of an initial sales charge so the Funds will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years of purchase will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to full-service retirement plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.


The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment.
If you redeem 50 shares at this time your CDSC will be calculated as follows:

         oProceeds of 50 shares redeemed at $12 per share (50 x 12)     $600.00
         o*Minus  Appreciation  ($12 - $10) x 100  shares               (200.00)
         oMinus proceeds of 10 shares not subject to CDSC
          (dividend reinvestment)                                       (120.00)
         oAmount subject to CDSC                                        $280.00

         *The appreciation is based on all 100 shares in the lot not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to select Selling Brokers for selling Class B shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Funds to sell the Class B shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Funds' right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)


* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.


* Redemption of Class B shares where the proceeds are used to purchase a John Hancock Declaration Variable Annuity.


* Redemptions of Class B shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Redemptions by Retirement plans participating in Merrill Lynch servicing programs, if the Plan has less than $3 million in assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. See your Merrill Lynch financial consultant for further information.


* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by Prudential Securities.


For retirement Accounts (such as Traditional, Roth and Education IRAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory distributions under the Internal Revenue Code.

*        Returns of excess contributions made to these plans.

* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under section 401(a) of the Code (such as 401(k), Money Purchase Pension Plan, Profit-Sharing Plan).

* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

CDSC Waiver Matrix for Class B


-------------------------------------------------------------------------------------------
Type of            401 (a) Plan   403 (b)        457           IRA, IRA      Non-retirement
Distribution       (401 (k),                                   Rollover
                   MPP, PSP)
-------------------------------------------------------------------------------------------
Death or           Waived         Waived         Waived        Waived        Waived
Disability
-------------------------------------------------------------------------------------------
Over 70 1/2        Waived         Waived         Waived        Waived for    12% of
                                                               mandatory     account
                                                               distributions value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               perodic
                                                               payments
-------------------------------------------------------------------------------------------
Between 59 1/2     Waived         Waived         Waived        Waived for    12% of
and 70 1/2                                                     Life          account
                                                               Expectancy    value
                                                               or 12% of     annually in
                                                               account       periodic
                                                               value         payments
                                                               annually in
                                                               periodic
                                                               payments
-------------------------------------------------------------------------------------------
Under 59 1/2       Waived for     Waived for     Waived for    Waived for    12% of
                   annuity        annuity        annuity       annuity       account
                   payments       payments       payments      payments      value
                   (72t) or 12%   (72t) or 12%   (72t) or      (72t) or      annually in
                   of account     of account     12% of        12% of        periodic
                   value          value          account       account       payments
                   annually in    annually in    value         value
                   periodic       periodic       annually in   annually in
                   payments       payments       periodic      periodic
                                                 payments      payments
-------------------------------------------------------------------------------------------
Loans              Waived         Waived         N/A           N/A           N/A
-------------------------------------------------------------------------------------------
Termination of     Not Waived     Not Waived     Not Waived    Not Waived    N/A
Plan
-------------------------------------------------------------------------------------------
Hardships          Waived         Waived         Waived        N/A           N/A
-------------------------------------------------------------------------------------------
Return of Excess   Waived         Waived         Waived        Waived        N/A
-------------------------------------------------------------------------------------------

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although they would not normally do so, the Funds have the right to pay the redemption price of shares of the Funds in whole or in part in portfolio securities as prescribed by the Trustees. If the shareholder were to sell portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Funds must redeem their shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.

Exchanges between funds with shares that are not subject to a CDSC are based on their respective net asset values. No sales charge or transaction charge is imposed. Shares of the Fund which are subject to a CDSC may be exchanged into shares of any of the other John Hancock funds that are subject to a CDSC without incurring the CDSC; however, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed (except that shares exchanged into John Hancock Short-Term Strategic Income Fund and John Hancock Intermediate Maturity Government Fund will retain the exchanged fund's CDSC schedule). For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a shareholder exchanges Class B shares purchased prior to January 1, 1994 (except John Hancock Short-Term Strategic Income Fund) for Class B shares of any other John Hancock fund, the acquired shares will continue to be subject to the CDSC schedule that was in effect when the exchanged shares were purchased.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

Each Fund may refuse any exchange order. Each Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. Each Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the applicable Fund which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B shares could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Class A or Class B shares at the same time a Systematic Withdrawal Plan is in effect. The Funds reserve the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the processing date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the same Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the same Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

To protect the interests of other investors in each Fund, each Fund may cancel the reinvestment privilege of any parties that, in the opinion of each Fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. Also, each Fund may refuse any reinvestment request.

Each Fund may change or cancel its reinvestment policies at any time.

A redemption on exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for plans with $3 million in plan assets or 500 eligible employees at the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement. If the plan does not meet either of these limits, Class A shares are not available.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

DESCRIPTION OF THE FUNDS' SHARES

Each series of the Trust, including the Fund, is treated as a separate entity for tax purposes. The Trustees of the Trust are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of two classes of shares of the Funds, designated as Class A and Class B.

The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to the Class A and Class B shares will be borne exclusively by that class, (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to such shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, each Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each Fund. The Declaration of Trust also provides for indemnification out of the Funds' assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in the Funds' prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.


The Funds reserve the right to reject any application which conflicts with the Funds' internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter or credit card checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Use of information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right to survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.


TAX STATUS

Each Fund is treated as a separate entity for accounting and tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to Federal income tax on taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

Each Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from each Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) As a result of federal tax legislation enacted on August 5, 1997 (the "Act"), gain recognized after May 6, 1997 from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/ or sold. The Treasury Department has issued guidance under the Act that enables the Fund to pass through to its shareholders the benefits of the capital gains rates enacted in the Act. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of a Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

If a Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from these passive foreign investment companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income for each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

The Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Some tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes or certain other foreign taxes ("qualified foreign taxes"), paid by the Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of a

Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them.

If a Fund makes this election, shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. Federal income taxes. Shareholders who do not itemize deductions for Federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year (if any) that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of qualified foreign taxes paid by the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. A Fund that cannot or does not make this election may deduct such taxes in determining the amount it has available for distribution to shareholders, and shareholders would not, in this event, include these foreign taxes in their income, nor would they be entitled to any tax deductions or credits with respect to such taxes.

For each Fund, the amount of net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into option, futures or forward transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing Class A shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department guidance issued to implement the Act may contain additional rules for determining the tax treatment of sales of Fund shares held for various periods, including the treatment of losses on the sales of shares held for six months or less that are recharacterized as long-term capital losses, as described above.

Although its present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Funds will not in any event distribute net capital gain realized in any year to the extend that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of a Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if such Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the applicable Fund, and as noted above, would not be distributed as such to shareholders. The capital loss carryforwards for each of the Funds are as follows: (i) Global Fund has no capital loss carryforwards; and (ii) World Bond Fund has $1,621,817 of which $938,808 will expire October 31, 2002 and $683,009 will expires October 31, 2005.

A Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, each Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage by borrowing the cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although either Fund may in its sole discretion provide relevant information to shareholders.

Each Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Funds may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of any share of stock held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the applicable Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and to the extent such basis would be reduced below zero, that current recognition of income would be required.

Investment in debt obligations that are at risk of or in default presents special tax issues for World Bond Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by World Bond Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seek to avoid becoming subject to Federal income or excise tax.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict each Fund's ability to enter into options, futures, foreign currency positions, and foreign currency forward contracts.

Certain options, futures and forward foreign currency contracts undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of these transactions may also cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in a Fund.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that a Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

Total Return. Average annual total return is determined separately for each class of shares.

Set forth below are tables showing the performance on a total return basis (i.e., with all dividends and distributions reinvested) of a hypothetical $1,000 investment in the Class A and Class B shares of the Funds. The performance information for each Fund is stated for the one year and five year periods ended October 31, 1997 and, with respect to Class A shares of each Fund for the period from the commencement of operations (indicated by an asterisk). With respect to Class B shares of each Fund, performance information is also stated for the ten year period ended October 31, 1997.

                                  Global Fund


Class A     Class A                    Class B      Class B       Class B
Shares      Shares       Class A       Shares       Shares        Shares
One Year    Five Years   Shares        One Years    Five Years    Ten Years
Ended       Ended        1/3/92* to    Ended        Ended         Ended
10/31/97    10/31/97     10/31/97      10/31/97     10/31/97      10/31/97
--------     -------     --------      --------     --------      --------

3.89%       10.86%      7.95%           3.73%        11.06%        8.85%


                                                   World Bond Fund

Class A     Class A                    Class B      Class B
Shares      Shares       Class A       Shares       Shares        Class B
One Year    Five Years   Shares        One Years    Five Years    Shares
Ended       Ended        1/3/92* to    Ended        Ended         12/17/86* to
10/31/97    10/31/97     10/31/97      10/31/97     10/31/97      10/31/97
--------     -------     --------      --------     --------      --------
(1.49)%      4.29%        3.54%        (2.43)%       4.32%          7.15%

*  Commencement of operations.

Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               n ________
          T = \ / ERV / P - 1



Where:
                  P =    a hypothetical initial investment of $1,000.
                  T =    average annual total return.
                  n =    number of years.
                ERV=     ending  redeemable value of a hypothetical
                         $1,000  investment  made at the beginning of
                         the  1  year,  5  years,   and  life-of-fund
                         periods.

The result of the foregoing calculation is an average and is not the same as the actual year-to-year results.

Because each Fund's class has its own sales charge and fee structure, each Fund's class have different performance results. This calculation assumes that the maximum sales charge for Class A shares of 5% for Global Fund and 4.50% for World Bond Fund is included in the initial investment or, for Class B shares, the applicable CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of a Fund during the period stated by the maximum offering price and net asset value at the end of the period. Excluding a Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Funds may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Funds' sales charge on Class A shares or the CDSC on Class B shares into account. Excluding the Funds' sales charge on Class A shares and the CDSC on Class B shares from a total return calculation produces a higher total return figure.

                                 World Bond Fund

Yield. Yield is determined separately for Class A and Class B shares. The yields for the Class A and Class B shares of the World Bond Fund for the thirty days ended October 31, 1997 were 5.27% and 4.81%, respectively.

Yield is computed by dividing the net investment income per share earned during a specified 30 day period by the maximum offering price per share on the last day of such period, according to the following formula:

                               a - b
                                ___        6
                Yield = 2 ( [ ( cd ) + 1 ] - 1 )


Where:

         a=  dividends and interest earned during the period.
         b=  net expenses accrued for the period.
         c= the average daily number of share outstanding during the period that were entitled to receive dividends.
         d=  the maximum offering price per share on the last day of the period.

While the foregoing formula reflects the standard accounting method for calculating yield, it does not reflect the Fund's actual bookkeeping; as a result, the income reported or paid by the Fund may be different.

To calculate interest earned (for the purpose of "a" above) on debt obligations, World Bond Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of last business day of the period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio.

To calculate interest earned (for the purpose of "a" above) on foreign debt obligations, the Fund computes the yield to maturity of each obligation based on the local foreign currency market value of the obligation (including actual accrued interest) at the beginning of the period, or, with respect to obligations purchased during the period, the purchase price plus accrued interest. The yield to maturity is then divided by 360 and the quotient is multiplied by the current market value of the obligation (including actual accrued interest in local currency denomination), then converted to U.S. dollars using exchange rates from the close of the last business day of the period to determine the interest income on the obligation for each day of the subsequent period that the obligation is in the portfolio. Applicable foreign withholding taxes, net of reclaim, are included in the "b" expense component.

Solely for the purpose of computing yield, the Fund recognizes dividend income by accruing 1/360 of the stated dividend rate of a security each day that a security is in the portfolio.

Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

All accrued expenses are taken to account as described later herein.

From time to time, in reports and promotional literature, the Funds' total return and/or yield will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper-Mutual Performance Analysis," a monthly publication which tracks net assets, total return, and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as Russell and Wilshire indices.

Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MORNINGSTAR, STANGER'S and BARRON'S, etc. may also be utilized. The Funds' promotional and sales literature may make reference to the Funds' "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Funds is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Funds for any period in the future. The performance of any Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales, and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Funds' performances.

BROKERAGE ALLOCATION

Each Advisory Agreement authorizes the Adviser (subject to the control of the Board of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. It directs the Adviser to use its best efforts to obtain the best overall terms for the Funds, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.

The Sub-Advisory Agreement between the Adviser and JH Advisers International authorizes JH Advisers International (subject to the control of the Trustees of the Trust) to provide the Global Fund with a continuing and suitable investment program with respect to investments by the Fund in countries other than the United States and Canada.

To the extent that the execution and price offered by more than one dealer are comparable, the Adviser or JH Advisers International, as the case may be, may, in their discretion, decide to effect transactions in portfolio securities with dealers on the basis of the dealer's sales of shares of the Funds or with dealers who provide the Funds, the Adviser or JH Advisers International with services such as research and the provision of statistical or pricing information. In addition, the Funds may pay brokerage commissions to brokers or dealers in excess of those otherwise available upon a determination that the commission is reasonable in relation to the value of the brokerage services provided, viewed in terms of either a specific transaction or overall brokerage services provided with respect to the Funds' portfolio transactions by such broker or dealer. Any such research services would be available for use on all investment advisory accounts of the Adviser or JH Advisers International. The Funds may from time to time allocate brokerage on the basis of sales of their shares. Review of compliance with these policies, including evaluation of the overall reasonableness of brokerage commissions paid, is made by the Trustees.

The Adviser places all orders for purchases and sales of portfolio securities of the Funds. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to them. The Adviser may use this research information in managing the Funds' assets, as well as assets of other clients.

Municipal securities, foreign debt securities and Government Securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The World Bond Fund (with respect to Government Securities in its portfolio) will primarily engage in transactions with these dealers or deal directly with the issuer. Prices paid to the dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.

During the fiscal years ended October 31, 1995, 1996 and 1997, the Trust paid, $525,839, $706,944 and $38,297 in negotiated brokerage commissions on behalf of the Global Fund. During the fiscal years ended October 31, 1995, 1996 and 1997, the Trust paid $24,400, $0 and $0 in brokerage commissions on behalf of the World Bond Fund.

When a Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. The writing of calls and the purchase of puts and calls by a Fund will be subject to limitations established (and changed from time to time) by each of the Exchanges governing the maximum number of puts and calls covering the same underlying security which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different Exchanges, held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment companies and other investment advisory clients of the Adviser and its affiliates or JH Advisers International. An Exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the U.S. Government securities market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid.

Municipal securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to a municipal securities dealer will generally include a "spread", which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at that time.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc., a broker-dealer ("Distributors" or "Affiliated Brokers"). The Trustees have established that any portfolio transaction for the Funds may be executed through Affiliated Brokers if, in the judgment of the Adviser or JH Advisers International, as the case may be, the use of Affiliated Brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Affiliated Brokers charges the Funds a commission rate consistent with those charged by Affiliated Brokers to comparable unaffiliated customers in similar transactions. Affiliated Brokers will not participate in commissions in brokerage given by a Fund to other brokers or dealers and neither will receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Affiliated Brokers will not receive any brokerage commissions for orders they execute for a Fund in the over-the-counter market. A Fund will in no event effect principal transactions with Affiliated Brokers in the over-the-counter securities in which Affiliated Brokers makes a market.

During the fiscal periods ended October 31, 1995, 1996 and 1997 no brokerage commissions were paid to Affiliated Brokers in connection with the portfolio transactions of either the Global Fund or the World Bond Fund.

Other investment advisory clients advised by the Adviser or JH Advisers International, as the case may be, may also invest in the same securities as a Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or JH Advisers International may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or JH Advisers International believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or JH Advisers International may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. During the fiscal year ended October 31, 1997, Global Fund paid $ 532,415 and World Bond Fund paid $0.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly-owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Funds. Global Fund pays Signature Services an annual fee of $19.00 for each Class A shareholder and of $21.50 for each Class B shareholder. The World Bond Fund pays Signature Services an annual fee of $20.00 for each Class A shareholder and $22.50 for each Class B shareholder. Each Fund also pays certain out-of-pocket expenses and these expenses are aggregated and charged to each Fund and allocated to each class on the basis of their relative net asset values.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to a custodian agreement between the Trust and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Under the custodian agreement, State Street Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Funds are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, 02110. Price Waterhouse LLP audits and renders an opinion on each Fund's annual financial statements and reviews each Fund's annual Federal income tax return.

APPENDIX A

DESCRIPTION OF BOND RATINGS*

Moody's Bond Ratings

Bonds. "Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most likely to impair the fundamentally strong position of such issues.

"Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of grater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in 'Aaa' securities
 .
"Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position, characterizes bonds in this class.

"Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Bonds which are rated `Ca' represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue. Should no rating be assigned, the reason may be one of the following: (i) an application for rating was not received or accepted; (ii) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (iii) there is a lack of essential data pertaining to the issue or issuer; or (iv) the issue was privately placed, in which case the rating is not published in Moody's publications.
------------
*As described by the rating companies themselves.


Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Standard & Poor's Bond Ratings

"AAA. Debt rated 'AAA' has the highest rating by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA. Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

"A. Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB. Debt rated 'BBB' is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

Debt rated "BB," or "B," is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and pay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

"CCC: Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

"CC: The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.


Unrated. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper Ratings

Moody's ratings for commercial paper are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's two highest commercial paper rating categories are as follows:

"P-1 -- "Prime-1" indicates the highest quality repayment capacity of the rated issues.

"P-2 -- "Prime-2" indicates that the issuer has a strong capacity for repayment of short-term promissory obligations. Earnings trends and coverage ratios, while sound, will be more subjective to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

Standard & Poor's Commercial Paper Ratings

Standard & Poor's commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Standard & Poor's two highest commercial paper rating categories are as follows:

"A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

"A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1."

FINANCIAL STATEMENTS


The financial statements listed below are included in the Fund's 1997 Annual Report to Shareholder's for the year ended October 31, 1997 (filed electronically on January 5, 1998, accession number 0001010521-98-000018 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Global Fund and John Hancock World Bond Fund (file no. 811-4630 and 33-4559).

John Hancock Investment Trust III
         John Hancock Global Fund and John Hancock World Bond Fund

         Statement of Assets and Liabilities as of October 31, 1997. Statement of Operations for the year ended of October 31, 1997. Statement of Changes in Net Asset for the period ended October 31, 1997.
         Financial Highlights for the period ended October 31, 1997. Schedule of Investments as of October 31, 1997.
         Notes to Financial Statements.
         Report of Independent Auditors.

                              ANNUAL REPORT

                               World Bond
                                 Fund

                             OCTOBER 31, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

We encourage you to take advantage of this important resource.
Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to first paragraph.



BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND JANET L. CLAY,
CO-PORTFOLIO MANAGERS

John Hancock
World Bond Fund

Flight to quality drives world bond markets as Southeast Asian currency crisis erupts


World bond markets climbed higher for much of the year, but volatility -- especially in October -- sent many investors scurrying for safe havens. Driven by prospects of slower economic growth and lower inflation, the United States was one of the best performing bond markets anywhere. But uncertainty about the direction of short-term interest rates led to recurring bond market jitters. The biggest hiccup came last March when the Federal Reserve raised short-term interest rates, and bond prices collapsed. However, they soon recovered and showed strength throughout the summer and into the fall.

Bond market results elsewhere were more mixed. Until April, European bonds did well as yields there moved lower. But the rally ended late last spring amid signs that the region's recession was ending. Investors feared interest rates would rise, causing bond prices to fall. Japan's bond market also faltered, as economic growth there stalled and 10-year yields hovered below 2%.

By contrast, high-yielding, emerging-market bonds had a banner year until late October. Despite a brief stumble last April, they continued to attract huge inflows from investors worldwide. Latin America led the charge, benefiting from increased political stability and better economic conditions. Southeast Asian emerging markets -- like Thailand, Indonesia, Malaysia, and the Philippines -- were not as fortunate. Beginning with Thailand in July, all experienced widespread currency devaluations, which culminated in the fall with reverberations felt in financial markets around the globe. A mass exodus from all emerging Asian markets hurt bond prices as far away as Latin America.

A 2 1/4" x 3 1/2" photo of fund management team at bottom right. Caption reads: Anthony Goodchild, Janet Clay and
Lawrence Daly, Co-Portfolio Managers."


"...the
 United States
 was one
 of the best
 performing
 bond markets
 anywhere."



"...Treasuries
 accounted
 for 55%
 of the
 Fund's net
 assets..."

Pie Chart with the heading "Portfolio Diversification" at top left hand column. The chart is divided into five sections. Going from top clockwise: Short-Term Investments & Other 13%; Latin America 19%; United Stater 56%; Europe 12%. Footnote below states "As a percentage of net assets on October 31, 1997."

Performance review

Despite this upheaval, the J. P. Morgan Global Government Bond Index -- a benchmark for global bond performance -- managed to close up 2.75% for the year ended October 31, 1997. In the same period, John Hancock World Bond Fund's Class A and Class B shares had total returns of 3.15% and 2.43%, respectively, at net asset value. By comparison, the average global income fund had a total return of 4.69%, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

The Fund benefited from investing in the United States and Latin America, avoiding Asia, and downplaying Europe. But it lagged its peer group for a couple reasons. First, we had about 30% of the Fund's net assets -- near our 35% limit -- in emerging markets at several points during the year. This stake, which was lower-than-average for global income funds, held the Fund back for most of the year, although it protected us from larger losses in the October debacle. Second, while the Fund's strong bias -- 80% of net assets -- toward U.S. dollar-denominated assets helped performance, we also had exposure to two other currencies, as mandated by our investment policy. In this case, we held the German mark and Japanese yen. These exposures hurt the Fund as the dollar strengthened during the spring and summer. In the fall, however, the mark became a safe-haven currency, given the Southeast Asian turmoil.

Shift toward U.S. bonds

During the past year, bond yields fell worldwide. As this happened, the difference in yields between other countries and the United States narrowed to minimal levels. Many foreign bonds no longer offered a significant yield advantage over U.S. Treasuries. With little prospect that bond prices in these foreign countries would rise, we shifted our focus toward U.S. government bonds in the five-year maturity horizon. These bonds benefited as investors chose high quality over high yields. At the end of October, Treasuries accounted for 55% of the Fund's net assets, up from about 36% six months earlier.

We had our stake in emerging-market bonds at 24% of the Fund's net assets by the end of October. Our focus was on U.S. dollar-denominated government and corporate bonds from Latin America, particularly Mexico,Venezuela, Argentina, and Brazil. On the corporate side, we emphasized high-quality companies in industries like telecommunications and steel that are central to building the economies of developing nations. We also added a small stake in Russian government bonds, which should benefit from improvements in the country's economic outlook, political stability, and fiscal situation.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is U.S. Treasuries followed by an up arrow and the phrase "Stable interest rates and inflation." The second listing is U.K. bonds followed by an up arrow and the phrase "Falling yields." The third listing is Latin American bonds followed by a down arrow and the phrase "Sell-off from Asian contagion." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 1% from bottom to top, with 5% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 3.15% total return for the John Hancock World Bond Fund: Class A. The second represents the 2.43 % total return for John Hancock World Bond Fund: Class B. The third represents the 4.69% total return for the average general global income fund. A footnote below reads: "Total returns for John Hancock World Bond Fund are at net asset value with all distributions reinvested. The average global income fund is tracked by Lipper Analytical Services, Inc.
(1) See the following two pages for historical performance information."

Over the summer, we continued to pare back our western European investments to 8% of net assets, down from 30% at the end of April. We kept a stake in U.K. bonds because yields there were higher than the rest of Europe. This past fall, as the newly elected Labor government signalled its inclination to join the European Economic and Monetary Union (EMU), U.K. bonds rallied. We believe there's room for further gains, as U.K. yields come down to align more closely with countries already expected to join the EMU.

What's ahead

Near term, we expect continued fall-out from the Southeast Asian crisis. The slowdown of economies in this high growth region could hurt economic growth worldwide. In addition, currency devaluations in Thailand, Indonesia, Malaysia, and the Philippines have already forced investors to sell more liquid assets in other markets. As larger countries like Korea face similar problems, we expect more selling. Both slower growth and continued selling could continue to put downward pressure on financial markets around the globe. The situation won't improve until Southeast Asian countries begin making structural changes to put their economies back on track.

For the time being, we plan on maintaining our focus on high-quality U.S. Treasuries. They offer solid prospects, especially given low yields and instability elsewhere. Also, U.S. economic growth pressures are at a minimum, which means inflation and interest rates should stay in check. By contrast, we expect European bond prices to weaken as short-term rates rise there. As for emerging markets, we expect continued turmoil in Latin America, believing the Southeast Asian crisis is contagious. So we intend to opportunistically trim our stake there for the near term. When the crisis passes, however, we believe there will be significant upside potential in high-quality Latin American bonds. Given the prospects elsewhere, we're comfortable keeping a good portion of our assets at home for now.

"...we expect
 continued
 fallout from
 the Southeast
 Asian crisis."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political and currency risks and differences in accounting standards and financial reporting.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock World Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

Class A share total return figures include the maximum applicable sales charge of 4.5%.

Class B share total return figures reflect the maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind, that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

CLASS A

For the period ended September 30, 1997

                                                        SINCE
                                ONE         FIVE      INCEPTION
                                YEAR        YEARS      (1/3/92)
                              --------     -------    ---------
Cumulative Total Returns        0.82%      21.36%        23.49%
Average Annual Total Returns    0.82%       3.95%         3.74%

CLASS B

For the period ended September 30, 1997
                               ONE         FIVE       TEN
                               YEAR        YEARS      YEARS
                             --------     -------   ---------
Cumulative Total Returns      (0.13%)     21.43%    100.47%
Average Annual Total Returns  (0.13%)      3.96%      7.20%

YIELDS

As of October 31, 1997
                                                  SEC 30-DAY
                                                     YIELD
                                                 ------------
John Hancock World Bond Fund: Class A                 5.27%
John Hancock World Bond Fund: Class B                 4.81%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that provides a benchmark bond market performance on a worldwide basis. Past performance is not indicative of future results.


World Bond Fund
Class A shares

Line chart with the heading World Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $12,240 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on January 3, 1992, before sales charge, and is equal to $12,817 as of October 31, 1997. The third line represents the World Bond Fund,after sales charge, and is equal to $12,240 as of October 31, 1997.


World Bond Fund
Class B shares

Line chart with the heading World Bond Fund Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $23,478 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on December 31, 1991, before sales charge, and is equal to $19,989 as of October 31, 1997.


*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - World Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
October 31, 1997
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $45,435,414)                                             $46,512,899
Short-term investments (cost - $12,815,947) - Note A                    12,815,947
                                                                     -------------
                                                                        59,328,846
Cash                                                                       928,663
Receivable for investments sold                                          4,521,248
Receivable for forward foreign currency exchange
contracts - Note A                                                         529,921
Receivable for closed forward foreign currency exchange
contracts - Note A                                                           1,656
Receivable for shares sold                                                     725
Interest receivable                                                      1,028,898
Other assets                                                                 9,316
                                                                     -------------
Total Assets                                                            66,349,273
----------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                        1,075,889
Payable for bank borrowings - Note A                                     1,200,000
Dividend Payable                                                             7,440
Payable for shares repurchased                                              37,332
Payable for securities on loan - Note A                                 10,817,947
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                     56,985
Accounts payable and accrued expenses                                      112,340
                                                                     -------------
Total Liabilities                                                       13,307,933
----------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                         53,711,687
Accumulated net realized loss on investments and
foreign currency transactions                                           (1,646,410)
Net unrealized appreciation of investments and
foreign currency transactions                                            1,610,385
Distributions in excess of net investment income                          (634,322)
                                                                     -------------
Net Assets                                                             $53,041,340
==================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $28,959,442/3,206,087                                              $9.03
==================================================================================
Class B - $24,081,898/2,665,943                                              $9.03
==================================================================================
Maximum Offering Price Per Share*
Class A - ($9.03 x 104.71%)                                                  $9.46
==================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
----------------------------------------------------------------------------------
Investment Income:
Interest (net of foreign withholding taxes of $12,047 and
including income on securities loaned of $9,614)                        $4,638,629
                                                                       -----------
Expenses:
Investment management fee - Note B                                         462,654
Distribution and service fee - Note B
Class A                                                                     83,624
Class B                                                                    338,125
Transfer agent fee - Note B                                                169,921
Custodian fee                                                               82,253
Auditing fee                                                                74,000
Registration and filing fees                                                23,652
Printing                                                                    19,176
Financial services fee - Note B                                             11,364
Trustees' fees                                                               5,677
Miscellaneous                                                                4,227
Interest expense - Note A                                                      204
Legal                                                                           88
                                                                       -----------
Total Expenses                                                           1,274,965
----------------------------------------------------------------------------------
Net Investment Income                                                    3,363,664
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions:
Net realized loss on investments sold                                     (987,650)
Net realized loss on foreign currency transactions                      (1,203,474)
Change in net unrealized appreciation/depreciation of
investments                                                               (208,858)
Change in net unrealized appreciation/depreciation of
foreign currency transactions                                              707,669
                                                                       -----------
Net Realized and Unrealized
Loss on Investments and Foreign
Currency Transactions                                                   (1,692,313)
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                               $1,671,351
==================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                 YEAR ENDED OCTOBER 31,
                                                                                           ----------------------------------
                                                                                               1996                  1997
                                                                                           ------------          ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                        $4,401,299            $3,363,664
Net realized gain (loss) on investments sold
and foreign currency transactions                                                             1,300,834            (2,191,124)
Change in net unrealized appreciation/depreciation of investments
and foreign currency transactions                                                            (1,747,787)              498,811
                                                                                         --------------        --------------
Net Increase in Net Assets Resulting from Operations                                          3,954,346             1,671,351
                                                                                         --------------        --------------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.5025 and $0.2580 per share, respectively)                                      (1,702,011)             (786,477)
Class B - ($0.4418 and $0.2269 per share, respectively)                                      (2,613,385)             (838,142)
Distributions in excess of net investment income
Class A - (none and $0.0180 per share, respectively)                                                 --               (55,023)
Class B - (none and $0.0159 per share, respectively)                                                 --               (58,638)
Distributions from capital paid-in
Class A - ($0.0100 and $0.2580 per share, respectively)                                         (33,881)             (786,847)
Class B - ($0.0088 and $0.2270 per share, respectively)                                         (52,022)             (838,537)
                                                                                         --------------        --------------
Total Distributions to Shareholders                                                          (4,401,299)           (3,363,664)
                                                                                         --------------        --------------
From Fund Share Transactions - Net:*                                                        (27,053,357)          (18,700,439)
                                                                                         --------------        --------------
Net Assets:
Beginning of period                                                                         100,934,402            73,434,092
                                                                                         --------------        --------------
End of period (including distributions in excess of
net investment income of $103,541 and $634,322, respectively)                               $73,434,092           $53,041,340
                                                                                         ==============        ==============

*Analysis of Fund Share Transactions:

                                                                              YEAR ENDED OCTOBER 31,
                                                     ------------------------------------------------------------------------
                                                                   1996                                  1997
                                                     ------------------------------         ---------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------        -------------         ----------        --------------
CLASS A
Shares sold                                             163,813           $1,508,925          1,140,051           $10,428,710
Shares issued to shareholders
in reinvestment of distributions                        107,472              990,433            103,224               942,480
                                                     ----------        -------------         ----------        --------------
                                                        271,285            2,499,358          1,243,275            11,371,190
Less shares repurchased                              (1,101,077)         (10,123,045)        (1,005,157)           (9,195,414)
                                                     ----------        -------------         ----------        --------------
Net increase (decrease)                                (829,792)         ($7,623,687)           238,118            $2,175,776
                                                     ==========        =============         ==========        ==============
CLASS B
Shares sold                                             237,253           $2,212,528            152,134            $1,401,591
Shares issued to shareholders
in reinvestment of distributions                        132,781            1,224,626             83,206               761,099
                                                     ----------        -------------         ----------        --------------
                                                        370,034            3,437,154            235,340             2,162,690
Less shares repurchased                              (2,474,099)         (22,866,824)        (2,516,064)          (23,038,905)
                                                     ----------        -------------         ----------        --------------
Net decrease                                         (2,104,065)        ($19,429,670)        (2,280,724)         ($20,876,215)
                                                     ==========        =============         ==========        ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are as follows:
----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------
                                               1993            1994          1995             1996            1997
                                            --------        --------       --------         --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period           $9.76           $9.62          $8.85            $9.30           $9.28
                                            --------        --------       --------         --------        --------
Net Investment Income                           0.76            0.64(2)        0.57(2)          0.51(2)         0.53(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions                  (0.10)          (0.78)          0.48            (0.02)          (0.25)
                                            --------        --------       --------         --------        --------
      Total from Investment Operations          0.66           (0.14)          1.05             0.49            0.28
                                            --------        --------       --------         --------        --------
Less Distributions:
Dividends from Net Investment Income           (0.38)          (0.11)         (0.59)           (0.50)          (0.25)
Distributions in Excess of
Net Investment Income                          (0.04)             --             --               --           (0.02)
Distributions from Capital Paid-In             (0.38)          (0.52)         (0.01)           (0.01)          (0.26)
                                            --------        --------       --------         --------        --------
      Total Distributions                      (0.80)          (0.63)         (0.60)           (0.51)          (0.53)
                                            --------        --------       --------         --------        --------
Net Asset Value, End of Period                 $9.62           $8.85          $9.30            $9.28           $9.03
                                            ========        ========       ========         ========        ========
Total Investment Return at
Net Asset Value(1)                             7.14%          (1.30%)        12.25%            5.48%          3.15%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)     $12,882          $8,949        $35,334          $27,537        $28,959
Ratio of Expenses to Average Net Assets        1.46%           1.59%          1.48%            1.58%          1.68%(3)
Ratio of Net Investment Income to
Average Net Assets                             7.89%           7.00%          6.43%            5.54%          5.84%
Portfolio Turnover Rate                         363%            174%           263%             214%           153%


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains, dividends and total investment return of the Fund. It shows how the
Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


See notes to financial statements.





Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------------------------
                                               1993            1994          1995             1996            1997
                                            --------        --------       --------         --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period           $9.74           $9.62          $8.85            $9.30           $9.28
                                            --------        --------       --------         --------        --------
Net Investment Income                           0.72            0.59(2)        0.55(2)          0.45(2)         0.47(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions                  (0.09)          (0.78)          0.44            (0.02)          (0.25)
                                            --------        --------       --------         --------        --------
Total from Investment Operations                0.63           (0.19)          0.99             0.43            0.22
                                            --------        --------       --------         --------        --------
Less Distributions:
Dividends from Net Investment Income           (0.33)          (0.06)         (0.53)           (0.44)          (0.23)
Distributions in Excess of
Net Investment Income                          (0.04)             --             --               --           (0.01)
Distributions from Capital Paid-In             (0.38)          (0.52)         (0.01)           (0.01)          (0.23)
                                            --------        --------       --------         --------        --------
         Total Distributions                   (0.75)          (0.58)         (0.54)           (0.45)          (0.47)
                                            --------        --------       --------         --------        --------
Net Asset Value, End of Period                 $9.62           $8.85          $9.30            $9.28           $9.03
                                            ========        ========       ========         ========        ========
Total Investment Return at
Net Asset Value(1)                             6.77%          (1.88%)        11.51%            4.78%           2.43%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)    $197,166        $114,656        $65,600          $45,897         $24,082
Ratio of Expenses to Average Net Assets        1.91%           2.17%          2.16%            2.25%           2.38%(3)
Ratio of Net Investment Income to
Average Net Assets                             7.45%           6.41%          6.03%            4.87%           5.13%
Portfolio Turnover Rate                         363%            174%           263%             214%            153%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Expense ratios do not include interest expense due to bank loans which amounted to less than $0.01 per share.


See notes to financial statements.






Schedule of Investments
October 31, 1997
-------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by World Bond Fund on October 31, 1997.
It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                     INTEREST               PAR VALUE                    MARKET
ISSUER, DESCRIPTION                                    RATE              (000s OMITTED)                  VALUE
-------------------                                -----------         ------------------             ------------
BONDS
British Pound Sterling (7.81%)
United Kingdom Treasury,
Bond 06-07-02                                      7.000%                           1,700              $2,895,134
Bond 12-07-06                                      7.500                              700               1,248,453
                                                                                                   --------------
                                                                                                        4,143,587
                                                                                                   --------------
U.S. Dollar (79.88%)
Globo Communicacoes e Participacoes
Ltda., (Brazil),
Bond 12-20-06 (R)                                  10.500                             250                 225,000
Innova S. de R.L., (Mexico),
Sr Note 04-01-07                                   12.875                             200                 203,000
Klabin Fabricadora de Papel e Celulose
S.A., (Brazil),
Gtd Deb 08-12-04 (R)                               11.000                             500                 485,000
Net Sat Services Ltda., (Brazil),
Sr Note 08-05-04                                   12.750                             500                 500,000
OPP Petroquimica S.A., (Brazil),
Bond 10-29-04 (R)                                  11.000                             500                 482,500
Petroleo Brasileiro S.A., (Brazil),
Unsub Deb 10-17-06 (R)                             10.000                             500                 475,000
Republic of Argentina, (Argentina),
Floating Rate Bond 03-31-05                         6.688*                          1,920               1,612,800
Republic of South Africa, (South Africa),
Note 06-23-17                                       8.500                             825                 800,250
Republic of Venezuela, (Venezuela),
Floating Rate Bond Ser DL 12-18-07                  6.750*                          3,750               3,243,750
Russian Federation Ministry of Finance, (Russia),
Unsub Deb 11-27-01 (R)                              9.250                             500                 472,500
Unsub Deb 06-26-07                                 10.000                           1,000                 960,000
Unsub Deb 06-26-07 (R)                             10.000                             500                 480,000
Sprint Spectrum L.P.,
Sr Note 08-15-06                                   11.000                             500                 555,000
Transportacion Maritima Mexicana S.A.
de C.V., (Mexico),
Note 05-15-03                                       9.250                             500                 485,000
United Mexican States, (Mexico),
Global Bond 02-06-01                                9.750                           1,000               1,065,000
Global Bond 05-15-26                               11.500                           1,000               1,080,000
United States Treasury,
Note 11-30-01                                       5.875                           6,450               6,474,188
Note 02-28-02                                       6.250                           1,600               1,628,496
Note 05-31-02                                       6.500                           8,200               8,434,438
Note 07-31-02                                       6.000                           3,750               3,785,738
Note 10-15-06                                       6.500                           5,520               5,741,683
Note 05-15-07                                       6.625                           3,020               3,179,969
                                                                                                   --------------
                                                                                                       42,369,312
                                                                                                   --------------
                                   TOTAL BONDS
                            (Cost $45,435,414)                                    (87.68%)             46,512,899
                                                                                 --------          --------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.77%)
Investment in a joint repurchase agreement
transaction with Aubrey G. Lanston & Co. --
Dated 10-31-97, Due 11-03-97
(Secured by US Treasury Notes, 5.750%
thru 7.125%,
Due 12-31-98 thru 4-30-00) -- Note A                5.680                           1,998               1,998,000
                                                                                                   --------------
Non-Cash Security Lending Collateral (5.00%)
Tri-Party Collateral which consists of
various U.S. Treasury Bonds and Notes,
5.625% thru 13.675%,
Due 10-15-98 thru 11-15-26**                                                        2,650               2,650,369
                                                                                                   --------------
Cash Equivalents (15.40%)
Navigator Securities Lending Prime Portfolio**                                      8,168               8,167,578
                                                                                                   --------------

                                   TOTAL SHORT-TERM INVESTMENTS                   (24.17%)             12,815,947
                                                                                 --------          --------------
                                   TOTAL INVESTMENTS                             (111.85%)            $59,328,846
                                                                                 ========          ==============

NOTES TO SCHEDULE OF INVESTMENTS

*   Represents rate in effect on October 31, 1997.

**  Represents investment of security lending collateral - Note A.

#   Par value of non US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $2,620,000 or 4.94% of the Fund's net assets as of October 31, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------------------
The Fund invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic condition within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at October 31, 1997 assigned to the various investment categories.

                                                                     MARKET VALUE
                                                                   AS A PERCENTAGE
                                                                     OF FUND'S
INVESTMENT CATEGORIES                                                NET ASSETS
----------------------                                            ----------------
Chemicals                                                                0.91%
Government -- Foreign                                                   26.13
Government -- U.S.                                                      55.13
Media                                                                    0.94
Oil & Gas                                                                0.90
Paper & Paper Products                                                   0.91
Telecommunications                                                       1.85
Transportation                                                           0.91
Short-Term Investments                                                  24.17
                                                                      ---------
                                          TOTAL INVESTMENTS            111.85%
                                                                     ==========
See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock World Bond Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock Special Opportunities Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of government and corporate debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $1,621,817 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires as follows: October 31, 2002 - $938,808 and October 31, 2005 - $683,009. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $1,200,000. At October 31, 1997, the loan outstanding was $1,200,000 with a rate of 6.1875%.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extension of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1997, the Fund loaned securities having a market value of $10,231,177 collateralized by cash and securities in the amount of $10,817,947, cash collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 PM, London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates, and for speculative purposes, as a substitute for investing in securities denominated in that currency. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

Open foreign currency forward contracts at October 31, 1997, were as follows:
                                                      UNREALIZED
                    PRINCIPAL AMOUNT    EXPIRATION   APPRECIATION
CURRENCY            COVERED BY CONTRACT   DATE      (DEPRECIATION)
--------            ------------------- ----------  --------------
SELLS
New Zealand Dollar  3,822,205           NOV 97              $1,132
                                                    ==============
BUYS
Deutsche Mark      29,200,000           NOV 97            $480,696
Japanese Yen      664,000,000           NOV 97              48,093
                                                    --------------
                                                          $528,789
                                                    ==============

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At October 31, 1997, there were no open position in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the year ended October
31, 1997.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") acted as Co-Distributors for shares of the Fund. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $8,851. Out of this amount, $810 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,652 was paid as sales commissions to unrelated broker-dealers and $2,389 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $97,894.

In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fee based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year ended was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $611.

NOTE C -
INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $50,173,789 and $85,997,493, respectively. Purchases and proceeds from sales of obligations of the U.S. government its agencies aggregated $39,715,170 and $26,447,597 respectively, during the year ended October 31, 1997.

The cost of investments owned at October 31, 1997 (including short-term investments) for Federal income tax purposes was $58,251,361. Gross unrealized appreciation and depreciation of investments aggregated $1,314,881 and $237,396, respectively, resulting in net unrealized appreciation of $1,077,485.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $2,216,838, an increase in accumulated net investment loss of $2,156,165 and a decrease in capital paid-in of $60,673. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF INDEPENDENT AUDITORS
To the Shareholders of John Hancock World Bond Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock World Bond Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts

December 15, 1997



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1997.

None of the distributions qualify for the dividends received deduction available to corporations.

Shareholders will be mailed a 1997 U.S. Treasury Department Form
1099-DIV in January of 1998. This will reflect the tax character of all distributions for calendar year 1997.



NOTES

John Hancock Funds - World Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - World Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - World Bond Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhancock.com/funds

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John
Hancock World Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with caption
"Printed on Recycled Paper."
                                                         0900A 10/97
                                                               12/97

                            SEMIANNUAL REPORT

                             World Bond Fund

                             April 30, 1998


TRUSTEES
Edward J. Boudreau, Jr.
Dennis S. Aronowitz
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS
Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President and Chief Operating Officer
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and
Compliance Officer

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to third paragraph.]

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



[A 2 1/2" x 2 3/4" photo at bottom right of page of fund portfolio managers. Caption reads "Lawrence Daly (r) and Anthony Goodchild (l), Portfolio Managers".]

BY LAWRENCE J. DALY AND ANTHONY A. GOODCHILD, PORTFOLIO MANAGERS

John Hancock
World Bond Fund

Bond markets make comeback after Asian contagion

For world bond markets, it has been neither the best of times nor the worst of times. In the United States, bond markets did fairly well as investors sought liquidity and stability following the Asian financial crisis. Near-perfect economic conditions kept bond prices stable with yields on the 10-year Treasury moving from 5.60% in early November to 5.70% in late April. In continental Europe, bonds did better than expected. Initially interest rates seemed headed up from low levels, given the fact that many European economies were gaining steam and converging to launch a single currency. Instead interest rates stayed surprisingly low throughout the first quarter of 1998, sending European bond prices sailing. Fueled by a combination of high relative yields, strong economic growth and low inflation, bonds in the United Kingdom outperformed those in core Europe. By contrast, Japan's bond markets suffered from a stagnant economy and low yields.

Emerging-market bonds everywhere tumbled when Southeast Asia's problems surfaced last October. But markets that made an effort to put their financial houses in order soon rebounded. Among the biggest gainers in the new year were bonds in various Latin American countries, including Brazil and Panama. Still, volatility continued with a major disruption in February when currencies in Korea, Indonesia, and Thailand depreciated against the dollar.

"In the United
States, bond
markets did
fairly well... "



Performance review

The J.P. Morgan Global Government Bond Index -- a benchmark for global bond performance -- returned 1.20% for the six months ended April 30, 1998. In the same period, John Hancock World Bond Fund's Class A and Class B shares had total returns of 1.28% and 0.93%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

[Pie chart at top of left hand column with the heading "Portfolio
Diversification". The chart is divided into 5 sections from top, left to right: Short-Term Investments & Other 5%; South Korea 1%; Latin America 10%; United Kingdom 9%; United States 75%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

The Fund lagged the average global income fund, which had a total return of 3.26%, according to Lipper Analytical Services, Inc.1 This was mainly because we were not invested in continental Europe when bonds there rallied in the first quarter. In addition, we had a lower-than-average investment in emerging markets when they rebounded. These decisions offset several positive moves that benefited the Fund. To start, the bulk of the Fund's net assets were in U.S. government bonds, which protected us in the aftermath of the Asian crisis. The investments we made in the United Kingdom and Latin America served the Fund well, even if we didn't have enough of them. And avoiding Japan was the right decision. In terms of currency, the Fund had 86% of its net assets in U.S. dollar-denominated bonds by the period's end. This boosted performance, as the dollar appreciated against both the yen and the mark over the period. In addition, the Fund had a 10% stake in the British pound, which neither depreciated nor appreciated against the dollar. Trading other currencies, including the mark and South African rand, at opportune times also helped.

"In the new
year, we
increased our
investment
in emerging-
market
bonds... "

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is U.S. Treasuries followed by an arrow pointing to the left and right with the phrase "Little change in interest rates". The second listing is Latin American bonds followed by an up arrow and the phrase "Monetary and fiscal policy improvements". The third listing is U.K. bonds followed by an up arrow and the phrase "High (after-inflation) interest rates". A note below the table reads "See "Schedule of Investments." Investment holdings are subject to change."]

Bias toward U.S. bonds

Given the volatility in world bond markets last fall, U.S. bonds seemed like the best place to be. In addition, the lack of growth prospects outside the United States, and higher interest rates here than in Japan and Germany made U.S. bonds a good value. Expecting exports to Asia to slow substantially, investors thought bonds might get an added boost from the Federal Reserve's lowering interest rates to stimulate the economy. For all these reasons, we built our stake in U.S. government bonds to 75% of the Fund's net assets at the end of April, up from 55% six months earlier. Most of what we owned were U.S. Treasuries with five- to seven-year maturities. In addition, we had a small investment in mortgage-backed securities issued by Federal Home Loan Mortgage Corpora-tion (FHLMC). Like Treasuries, FHLMCs carry the highest credit quality ratings of AAA. They also have slightly higher yields than Treasuries.

We kept our 9% stake in U.K. government bonds because yields there were higher than in the rest of Europe. These bonds remain attractive, given the possibility that the U.K. might have to slow its economy or may decide to join the European Economic and Monetary Union. Either scenario would lower interest rates and push bond prices up. The rest of Europe didn't seem as attractive, with interest rates at low levels and poised to rise. By avoiding core Europe, however, we missed the bond rally there during the first quarter. We're hoping that by year-end, U.S. bonds will have gained enough ground to compensate us for missing this short-term opportunity.

Following the crisis in Asian financial and currency markets late last October, we trimmed our stake in emerging-market bonds to 5% of the Fund's net assets, down from 24%. We focused on stability and liquidity, retaining only dollar-denominated government bonds and eliminating corporate bonds. Among the bond markets we liked were Brazil, Mexico, and Argentina. In the new year, we increased our investment in emerging-market bonds to 13% of the Fund's net assets by the end of April.

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 1% with 4% at the top and 0% at the bottom. The first bar represents the 1.28% total return for the John Hancock World Bond Fund Class A. The second bar represents the 0.93% total return for John Hancock World Bond Fund Class B, and the third bar represents the 3.26% total return for the average global income fund. A note below the chart reads "Total returns for John Hancock World Bond Fund are at net asset value with all distributions reinvested. The average global income fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information."]

Caution ahead

We're cautious on world bond markets for several reasons. Our main concern is Japan and whether or not it can implement real structural reform that will propel the economy out of recession and aid the rest of the Pacific Basin. Japan controls about 50% of the world's savings, so what Japan does will affect financial markets everywhere. In the United States, we're concerned that the Federal Reserve might decide to raise interest rates if the economy doesn't slow as expected. This, in turn, would hurt bond prices. In emerging markets, volatility will continue as political and fiscal issues buffet the financial markets. And there's still a lot of uncertainty around how the euro -- Europe's new single currency -- will play out.

Given these concerns, we plan to maintain a defensive strategy for now geared toward protecting the Fund from major market explosions. For the time being, we'll keep the Fund's high stake in U.S. government bonds, along with smaller stakes in the U.K. and Latin America. We may add slightly to our investments in mortgage-backed securities and in emerging markets. In particular, we'll look for buying opportunities in strong countries where prices have fallen unfairly. Only when prospects further improve outside the United States will we consider a substantial shift in assets.

"... we plan
to maintain
a defensive
strategy
for now..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock World Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

CLASS A
For the period ended March 31, 1998

                                                               SINCE
                                          ONE        FIVE    INCEPTION
                                         YEAR       YEARS     (1/3/92)
                                      ---------   ---------  ---------
Cumulative Total Returns                 0.93%      22.59%     23.56%
Average Annual Total Returns             0.93%       4.16%      3.45%

CLASS B
For the period ended March 31, 1998

                                          ONE        FIVE       TEN
                                         YEAR        YEARS     YEARS
                                      ---------   ---------  ---------
Cumulative Total Returns                (0.05%)     22.58%     77.30%
Average Annual Total Returns            (0.05%)      4.16%      5.89%

YIELDS
As of April 30, 1998

                                                 SEC 30-DAY
                                                    YIELD
                                                 ----------
John Hancock World Bond Fund: Class A               4.13%
John Hancock World Bond Fund: Class B               3.62%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock World Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Salomon Brothers World Government Bond Index -- an unmanaged index that provides a benchmark for bond market performance on a worldwide basis. Past performance is not indicative of future results.

[Line chart with the heading World Bond Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $15,488 as of April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on January 3, 1992, before sales charge, and is equal to $12,982 as of April 30, 1998. The third line represents the World Bond Fund, after sales charge, and is equal to $12,398 as of April 30, 1998. ]

[Line chart with the heading World Bond Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund.
Within the chart are two lines. The first line represents the value of the Salomon Brothers World Government Bond Index and is equal to $23,600 as April 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the World Bond Fund on December 31, 1991, before sales charge, and is equal to $20,166 as of April 30, 1998. ]

*No contingent deferred sales charge applicable.



Financial Statements

John Hancock Funds - World Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.


Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
---------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Bonds (cost - $41,154,031)                                            $42,077,830
Options (cost - $50,444)                                                   55,632
Short-term investments (cost - $10,582,880) - Note A                   10,582,880
                                                                      -----------
                                                                       52,716,342
Cash                                                                      199,196
Receivable for investments sold                                           324,311
Receivable for closed forward foreign currency
exchange contracts - Note A                                                65,169
Receivable for shares sold                                                    339
Interest receivable                                                       661,627
Other assets                                                                9,316
                                                                      -----------
Total Assets                                                           53,976,300
---------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                         496,536
Payable for closed forward foreign currency exchange
contracts - Note A                                                         72,262
Dividend payable                                                            5,374
Payable for shares repurchased                                             22,239
Payable upon return of securities on loan - Note A                      9,476,880
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                    53,460
Accounts payable and accrued expenses                                      58,250
                                                                      -----------
Total Liabilities                                                      10,185,001
---------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                        45,031,645
Accumulated net realized loss on investments and
foreign currency transactions                                          (1,537,052)
Net unrealized appreciation of investments, options
and foreign currency transactions                                         931,028
Distributions in excess of net investment income                         (634,322)
                                                                      -----------
Net Assets                                                            $43,791,299
=================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $26,934,070 / 3,015,855                                           $8.93
=================================================================================
Class B - $16,857,229 / 1,887,510                                           $8.93
=================================================================================
Maximum Offering Price Per Share*
Class A - ($8.93 x 104.71%)                                                 $9.35
=================================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Interest (including income on securities loaned
of $12,568)                                                             $1,577,854
                                                                        ----------
Expenses:
Investment management fee - Note B                                         182,511
Distribution and service fee - Note B
Class A                                                                     42,489
Class B                                                                    100,781
Transfer agent fee - Note B                                                 70,438
Custodian fee                                                               32,160
Auditing fee                                                                24,894
Registration and filing fees                                                 9,155
Printing                                                                     6,842
Financial services fee - Note B                                              4,300
Miscellaneous                                                                3,085
Trustees' fees                                                               1,610
Legal fees                                                                     840
Interest expense - Note A                                                      415
                                                                        ----------
Total Expenses                                                             479,520
----------------------------------------------------------------------------------
Net Investment Income                                                    1,098,334
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments,
Options and Foreign Currency Transactions:
Net realized gain on investments sold                                      580,136
Net realized loss on foreign currency transactions                        (470,778)
Change in net unrealized appreciation/depreciation
of investments and options                                                (148,498)
Change in net unrealized appreciation/depreciation
of foreign currency transactions                                          (530,859)
                                                                        ----------
Net Realized and Unrealized
Loss on Investments, Options
and Foreign Currency
Transactions                                                              (569,999)
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                                 $528,335
==================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                            SIX MONTHS ENDED
                                                                                           YEAR ENDED         APRIL 30, 1998
                                                                                         OCTOBER 31, 1997       (UNAUDITED)
                                                                                        -----------------    ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                       $3,363,664            $1,098,334
Net realized gain (loss) on investments sold and foreign currency transactions              (2,191,124)              109,358
Change in net unrealized appreciation/depreciation
of investments and foreign currency transactions                                               498,811              (679,357)
                                                                                           -----------           -----------
Net Increase in Net Assets Resulting from Operations                                         1,671,351               528,335
                                                                                           -----------           -----------
Distributions to Shareholders:
Distributions from net investment income
Class A - ($0.2580 and $0.2133 per share, respectively)                                       (786,477)             (679,492)
Class B - ($0.2269 and $0.1824 per share, respectively)                                       (838,142)             (418,842)
Distributions in excess of net investment income
Class A - ($0.0180 and none per share, respectively)                                           (55,023)                   --
Class B - ($0.0159 and none per share, respectively)                                           (58,638)                   --
Distributions from capital paid-in
Class A - ($0.2580 and none per share, respectively)                                          (786,847)                   --
Class B - ($0.2270 and none per share, respectively)                                          (838,537)                   --
                                                                                           -----------           -----------
Total Distributions to Shareholders                                                         (3,363,664)           (1,098,334)
                                                                                           -----------           -----------
From Fund Share Transactions - Net:*                                                       (18,700,439)           (8,680,042)
                                                                                           -----------           -----------
Net Assets:
Beginning of period                                                                         73,434,092            53,041,340
                                                                                           -----------           -----------
End of period (including distributions in excess
of net investment income of $634,322 and
$634,322, respectively)                                                                    $53,041,340           $43,791,299
                                                                                           ===========          ============
* Analysis of Fund Share Transactions:
                                                                                                     SIX MONTHS ENDED
                                                                YEAR ENDED                            APRIL 30, 1998
                                                            OCTOBER 31, 1997                            (UNAUDITED)
                                                     ------------------------------           -------------------------------
                                                       SHARES               AMOUNT              SHARES               AMOUNT
                                                     ----------          -----------          ---------           -----------
CLASS A
Shares sold                                          1,140,051           $10,428,710           301,487            $2,707,075
Shares issued to shareholders in
reinvestment of distributions                          103,224               942,480            42,103               376,316
                                                    ----------           -----------         ---------           -----------
                                                     1,243,275            11,371,190           343,590             3,083,391
Less shares repurchased                             (1,005,157)           (9,195,414)         (533,822)           (4,782,715)
                                                    ----------           -----------         ---------           -----------
Net increase (decrease)                                238,118            $2,175,776          (190,232)          ($1,699,324)
                                                    ==========           ===========         =========           ===========
CLASS B
Shares sold                                            152,134            $1,401,591            21,141              $189,984
Shares issued to shareholders
in reinvestment of distributions                        83,206               761,099            21,022               187,906
                                                    ----------           -----------         ---------           -----------
                                                       235,340             2,162,690            42,163               377,890
Less shares repurchased                             (2,516,064)          (23,038,905)         (820,596)           (7,358,608)
                                                    ----------           -----------         ---------           -----------
Net decrease                                        (2,280,724)         ($20,876,215)         (778,433)          ($6,980,718)
                                                    ==========           ===========         =========           ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,                          SIX MONTHS ENDED
                                          --------------------------------------------------------------------    APRIL 30, 1998
                                            1993          1994         1995           1996           1997          (UNAUDITED)
                                          --------      --------     --------       --------      --------       ---------------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period       $9.76         $9.62        $8.85           $9.30         $9.28              $9.03

Net Investment Income                       0.76          0.64(2)      0.57(2)         0.51(2)       0.53(2)            0.21(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts and
Foreign Currency Transactions              (0.10)        (0.78)         0.48          (0.02)        (0.25)             (0.10)
                                         -------        ------       -------        -------       -------            -------
Total from Investment Operations            0.66         (0.14)         1.05           0.49          0.28               0.11
                                         -------        ------       -------        -------       -------            -------
Less Distributions:
Distributions from Net Investment Income   (0.38)        (0.11)        (0.59)         (0.50)        (0.25)             (0.21)
Distributions in Excess of
Net Investment Income                      (0.04)           --            --             --         (0.02)                --
Distributions from Capital Paid-In         (0.38)        (0.52)        (0.01)         (0.01)        (0.26)                --
                                         -------        ------       -------        -------       -------            -------
Total Distributions                        (0.80)        (0.63)        (0.60)         (0.51)        (0.53)             (0.21)
                                         -------        ------       -------        -------       -------            -------
Net Asset Value, End of Period             $9.62         $8.85         $9.30          $9.28         $9.03              $8.93
                                         =======        ======       =======        =======       =======            =======
Total Investment Return
at Net Asset Value(1)                       7.14%        (1.30%)       12.25%          5.48%         3.15%              1.28%(4)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $12,882        $8,949       $35,334        $27,537       $28,959            $26,934
Ratio of Expenses to
Average Net Assets                          1.46%         1.59%         1.48%          1.58%         1.68%(3)           1.68%(3,5)
Ratio of Net Investment Income
to Average Net Assets                       7.89%         7.00%         6.43%          5.54%         5.84%              4.80%(5)
Portfolio Turnover Rate                      363%          174%          263%           214%          153%                56%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                           SIX MONTHS ENDED
                                          --------------------------------------------------------------------    APRIL 30, 1998
                                            1993          1994         1995           1996           1997          (UNAUDITED)
                                          --------      --------     --------       --------      --------       ---------------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period      $9.74          $9.62        $8.85          $9.30          $9.28            $9.03
                                       --------       --------      -------        -------        -------          -------
Net Investment Income                      0.72           0.59(2)      0.55(2)        0.45(2)        0.47(2)          0.18(2)
Net Realized and Unrealized Gain
(Loss) on Investments,
Options, Financial Futures Contracts
and Foreign Currency Transactions         (0.09)         (0.78)        0.44          (0.02)         (0.25)           (0.10)
                                       --------       --------      -------        -------        -------          -------
Total from Investment Operations           0.63          (0.19)        0.99           0.43           0.22             0.08
                                       --------       --------      -------        -------        -------          -------
Less Distributions:
Distributions from Net Investment Income  (0.33)         (0.06)       (0.53)         (0.44)         (0.23)           (0.18)
Distributions in Excess
of Net Investment Income                  (0.04)            --           --             --          (0.01)              --
Distributions from Capital Paid-In        (0.38)         (0.52)       (0.01)         (0.01)         (0.23)              --
                                       --------       --------      -------        -------        -------          -------
Total Distributions                       (0.75)         (0.58)       (0.54)         (0.45)         (0.47)           (0.18)
                                       --------       --------      -------        -------        -------          -------
Net Asset Value, End of Period            $9.62          $8.85        $9.30          $9.28          $9.03            $8.93
                                       ========       ========      =======        =======        =======          =======
Total Investment Return
at Net Asset Value(1)                      6.77%         (1.88%)      11.51%          4.78%          2.43%            0.93%(4)
Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                         $197,166       $114,656      $65,600        $45,897        $24,082          $16,857
Ratio of Expenses to Average
Net Assets                                 1.91%          2.17%        2.16%          2.25%          2.38%(3)         2.37%(3,5)
Ratio of Net Investment Income
to Average Net Assets                      7.45%          6.41%        6.03%          4.87%          5.13%            4.12%(5)
Portfolio Turnover Rate                     363%           174%         263%           214%           153%              56%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than $0.01 per share.

(4) Not annualized.

(5) Annualized.

See notes to financial statements.





Schedule of Investments
April 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the World Bond Fund on April 30, 1998. It's divided into three main categories: bonds, options and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                  INTEREST       PAR  VALUE          MARKET
ISSUER, DESCRIPTION                                 RATE      (000'S) OMITTED)#       VALUE
--------------------                             ----------   -----------------    ----------
BONDS
British Pound Sterling (9.66%)
NTL, Inc., (United States)
Sr Deb 04-01-08 (R)                               9.500%            260             $434,492
United Kingdom Treasury,
Bond 12-07-07                                     7.250           2,060            3,796,716
                                                                                 -----------
                                                                                   4,231,208
                                                                                 -----------
U.S. Dollar (86.43%)
Federal Home Loan Mortgage Corp.,
Giant Mtg Part Cert 07-01-12                      7.000           $2,705           2,760,577
Federative Republic of Brazil, (Brazil),
Variable Rate Bond Ser A 01-01-01                 6.875*            525              512,075
Innova S. de R.L., (Mexico),
Sr Note 04-01-07                                 12.875             200              215,250
Petroleo Brasileiro S.A., (Brazil),
Bond 10-17-06 (R)                                10.000             500              525,000
Republic of Argentina, (Argentina),
Floating Rate Bond Ser FRB 03-31-05               6.625*            950              873,525
Republic of Costa Rica, (Costa Rica),
Deb 05-01-03 (R)                                  8.000             225              227,250
Republic of Korea, (South Korea),
Deb 04-15-03                                      8.750             300              300,558
Republic of South Africa, (South Africa),
Note 06-23-17                                     8.500             825              825,000
Republic of Venezuela, (Venezuela),
Floating Rate Bond Ser DL 12-18-07                6.813*            714              640,178
Telefonica de Argentina S.A., (Argentina),
Note 05-07-08 (R)                                 9.125             300              301,125
United Mexican States, (Mexico),
Global Bond 02-06-01                              9.750           1,000            1,057,500
United States Treasury,
Bond 11-15-27                                     6.125           2,000            2,046,240
Note 11-30-01                                     5.875           2,250            2,265,120
Note 02-28-02                                     6.250           1,600            1,631,248
Note 05-31-02                                     6.500           7,500            7,721,475
Note 10-31-02                                     5.750           6,000            6,015,000
Note 11-30-02                                     5.750           1,275            1,278,187
Note 10-15-06                                     6.500           5,520            5,783,911
Note 05-15-07                                     6.625           2,220            2,353,888
Note 08-15-07                                     6.125             500              513,515
                                                                                 -----------
                                                                                  37,846,622
                                                                                 -----------
TOTAL BONDS
(Cost $41,154,031)                                               (96.09%)         42,077,830
                                                                --------         -----------

                                                                EXPIRATION
                                                CURRENCY       DATE/STRIKE
                                                  SOLD            PRICE
                                                --------      -------------
OPTIONS
Japanese Yen                                 USD 5,765,000      March 99/             55,632
                                                                 140-150         -----------

TOTAL OPTIONS
(Premium Paid $50,444)                                             (0.13%)            55,632
                                                                --------         -----------

                                                INTEREST        PAR VALUE
                                                  RATE       (000s OMITTED)#
                                                --------     ---------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.52%)
Investment in a joint repurchase
agreement transaction with Toronto
Dominion Securities USA, Inc. -
Dated 4-30-98, due 5-01-98 (Secured by
U.S. Treasury Notes, 5.00% thru 9.125%,
due 2-15-99 thru 7-31-00) - Note A               5.500%           $1,106           1,106,000
                                                                                 -----------
Non-Cash Security Lending Collateral (4.96%)
Tri-Party Collateral which consists of various
U.S. Treasury Notes, 5.750% thru 6.625%,
due 10-31-02 thru 11-15-27**                                       2,174           2,173,627
                                                                                 -----------
Cash Equivalents (16.68%)
Navigator Securities Lending Prime Portfolio **                    7,303           7,303,253
                                                                                 -----------
TOTAL SHORT-TERM INVESTMENTS                                      (24.16%)        10,582,880
                                                                 --------        -----------
TOTAL INVESTMENTS                                                 (120.38%)       52,716,342
                                                                 --------        -----------
OTHER ASSETS AND LIABILITIES, NET                                  (20.38%)       (8,925,043)
                                                                 --------        -----------
TOTAL NET ASSETS                                                  (100.00%)      $43,791,299
                                                                 ========        ===========

 * Represents rate in effect on April 30, 1998.

** Represents investment of security lending collateral - Note A.

 # Par value of non-US$ denominated foreign bonds is expressed in local currency for each country listed.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to
    $1,487,867 or 3.40% of the Fund's net assets as of April 30, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the
Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
---------------------------------------------------------------------------------------------
The Fund invests in bonds issued by the U.S. government, its agencies or instrumentalities, foreign governments and companies. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by currency denomination for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at April 30, 1998 assigned to the various investment categories.

                                                                       MARKET VALUE
                                                                      AS A PERCENTAGE
                                                                         OF FUND'S
INVESTMENT CATEGORIES                                                    NET ASSETS
---------------------                                                ----------------
Government - Foreign                                                       18.80%
Government - U.S.                                                          67.61
Government - U.S. Agencies                                                  6.31
Oil & Gas                                                                   1.20
Telecommunications                                                          2.17
Options                                                                     0.13
Short-Term Investments                                                     24.16
                                                                          ------
TOTAL INVESTMENTS                                                         120.38%
                                                                          ======

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - World Bond Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") (formerly Freedom Investment Trust II) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock World Bond Fund (the "Fund"), John Hancock Global Fund, John Hancock International Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock Special Opportunities Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high total investment return, a combination of current income and capital appreciation, by investing in a global portfolio of government and corporate debt securities.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below. The Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes. The Fund has $1,621,817 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized gains. To the extent such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires as follows: October 31, 2002 - $938,808 and October 31, 2005 - $683,009. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The maximum loan balance for the Fund during the year for which loans were outstanding amounted to $1,200,000 with a rate of 6.1875%. At April 30, 1998, there was no loan outstanding.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 1998, the Fund loaned securities having a market value of $9,289,800 collateralized by cash and securities in the amount of $9,476,880. Cash collateral was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At April 30, 1998, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April
30, 1998.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $250,000,000 of the Fund's average daily net asset value and
(b) 0.70% of the Fund's average daily net asset value in excess of $250,000,000.

John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, acted as distributors for shares of the Fund. For the period ended April 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $270. Out of this amount, $22 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $169 was paid as sales commissions to unrelated broker-dealers and $79 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $31,670.

In addition, to reimburse the distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the distributors for their distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of The Berkeley Financial Group, Inc. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period ended was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $611.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1998, aggregated
$14,799,930 and $19,845,394, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $11,004,297 and $10,839,441 respectively, during the period ended April 30, 1998.

The cost of investments owned at April 30, 1998 (including short-term investments) for federal income tax purposes was $51,787,355. Gross unrealized appreciation and depreciation of investments aggregated $951,836 and $22,849, respectively, resulting in net unrealized appreciation of $928,987.



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corner of the page. A box sectioned in quadrants with a
triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
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Internet: www.jhancock.com/funds

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PAID
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Permit No. 75

This report is for the information of shareholders of the John Hancock World Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."
                                                          090SA 4/98
                                                                6/98

                       JOHN HANCOCK STRATEGIC INCOME FUND
                NOTES TO PRO-FORMA COMBINED FINANCIAL STATEMENTS
                                  MAY 31, 1998

Pro-forma information is intended to provide shareholders of the John Hancock Strategic Income Fund (JHSIF) and John Hancock World Bond Fund (JHWBF) with information about the impact of the proposed merger by indicating how the merger might have affected information had the merger been consummated as of May 31, 1997.

The pro-forma combined statements of assets and liabilities and results of operations as of May 31, 1998, have been prepared to reflect the merger of JHSIF and JHWBF after giving effect to pro-forma adjustments described in the notes listed below.

(a) Acquisition by John Hancock Strategic Income Fund of all the assets of John Hancock World Bond Fund and issuance of John Hancock Strategic Income Fund Class A and Class B shares in exchange for all of the outstanding Class A and Class B shares, respectively of John Hancock World Bond Fund.

(b) The investment advisory fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock Strategic Income
      Fund: 0.60% of the Fund's first $100 million average daily net asset value; 0.45% of the Fund's next $150 million average daily net asset value; 0.40% of the Fund's next $250 million average daily net asset value; 0.35% of the Fund's next $150 million average daily net asset value and 0.30% of the Fund's average daily net asset value in excess of $650 million.

(c) The 12b-1 fee was adjusted to reflect the application of the fee structure which will be in effect for John Hancock Strategic Income Fund: 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets.

(d) The transfer agent fee for the Class A and Class B shares is the total of the respective individual Fund's transfer agent fees. The main criteria in determining the transfer agent fees for a specific class is the number of shareholder accounts.

(e) The actual expenses incurred by John Hancock Strategic Income Fund and John Hancock World Bond Fund for various expenses included on a pro-forma basis were reduced to reflect the estimated savings arising from the merger.

John Hancock Strategic Income Fund
Pro-forma combined statement of assets and liabilities
For the year ended May 31, 1998

                                                        John Hancock     John Hancock
                                                         Strategic          World
                                                           Income            Bond                                Pro-Forma
                                                            Fund             Fund          Adjustments           Combined
                                                        -------------    ------------    ---------------       ---------------
Assets
Investments at value                                    $ 943,812,821    $ 50,176,435    $            --       $   993,989,256
Cash                                                               --             875                 --                   875
Foreign currency, at value                                        428              --                 --                   428
Receivable for investments sold                             6,146,581              --                 --             6,146,581
Receivable for foreign currency exchange contracts
  sold                                                      2,276,633              --                 --             2,276,633
Receivable for shares sold                                  4,363,645             455                 --             4,364,100
Dividends receivable                                          156,263              --                 --               156,263
Interest receivable                                        17,307,169         596,718                 --            17,903,887
Receivable for futures variation margin                        43,750              --                 --                43,750
Other Assets                                                   35,626          10,055                 --                45,681
                                                        -------------    ------------    ---------------       ---------------
   Total assets                                           974,142,916      50,784,538                 --         1,024,927,454
                                                        -------------    ------------    ---------------       ---------------

Liabilities
Payable for investments purchased                           8,927,192              --                 --             8,927,192
Payable for foreign currency exchange contracts
  purchased                                                   130,337         150,814                 --               281,151
Payable for shares repurchased                                541,309           6,142                 --               547,451
Payable upon return of securities on loan                          --       7,984,154                                7,984,154
Dividend payable                                              296,047           5,126                 --               301,173
Payable to John Hancock Advisers, Inc. and affiliates         540,567          26,181                 --               566,748
Accounts payable and accrued expenses                         303,549          92,661                 --               396,210
                                                        -------------    ------------    ---------------       ---------------
   Total liabilities                                       10,739,001       8,265,078                 --            19,004,079
                                                        -------------    ------------    ---------------       ---------------

Net assets:
Capital paid-in                                           937,612,328      43,936,274                 --           981,548,602
Accumulated net realized (loss)
   on investments, financial futures contracts
   and foreign currency transactions                      (21,565,217)     (1,450,390)                --           (23,015,607)
Net unrealized appreciation of investments,
   financial futures contracts and foreign
   currency transactions                                   44,001,500         667,898                 --            44,669,398
Undistributed net investment income                         3,355,304        (634,322)                --             2,720,982
                                                        -------------    ------------    ---------------       ---------------
   Net assets                                           $ 963,403,915    $ 42,519,460                 --       $ 1,005,923,375
                                                        =============    ============    ===============       ===============

Net assets:
   Strategic Income
     Class A                                            $ 489,374,853    $         --    $    26,327,531(a)    $   515,702,384
     Class B                                              473,428,435              --         16,191,929(a)        489,620,364
     Class C                                                  600,627              --                 --               600,627
   World Bond
     Class A                                                       --      26,327,531        (26,327,531)(a)                --
     Class B                                                       --      16,191,929        (16,191,929)(a)                --
                                                        -------------    ------------    ---------------       ---------------
                                                        $ 963,403,915    $ 42,519,460    $            --       $ 1,005,923,375
                                                        =============    ============    ===============       ===============

Shares outstanding:
   Strategic Income
     Class A                                               62,431,106              --          3,358,689(a)         65,789,795
     Class B                                               60,396,771              --          2,065,624(a)         62,462,395
     Class C                                                   76,624              --                 --                76,624
   World Bond
     Class A                                                       --       2,959,980         (2,959,980)(a)                --
     Class B                                                       --       1,820,414         (1,820,414)(a)                --
                                                        -------------    ------------    ---------------       ---------------

Net asset value per share:
   Strategic Income
     Class A                                            $        7.84              --                 --       $          7.84
     Class B                                            $        7.84              --                 --       $          7.84
     Class C                                            $        7.84              --                 --       $          7.84
   World Bond
     Class A                                                       --    $       8.89    $         (8.89)(a)                --
     Class B                                                       --    $       8.89    $         (8.89)(a)                --
                                                        =============    ============    ===============       ===============

John Hancock Strategic Income Fund
Pro-forma combined statement of operations
For the year ended May 31, 1998

                                           John Hancock     John Hancock
                                         Strategic Income    World Bond
                                               Fund             Fund
                                            Year ended     12 months ended                  Pro-Forma
                                           May 31, 1998     May 31, 1998    Adjustments     Combined
                                         ----------------  ---------------  -----------    -----------

Investment Income
 Interest                                 $ 71,733,261      $3,561,227      $      --      $ 75,294,488
 Dividends(net of withholding tax)           5,159,820              --             --         5,159,820
                                          ------------      ----------      ---------      ------------
   Total                                    76,893,081       3,561,227             --        80,454,308
                                          ------------      ----------      ---------      ------------

Expenses
 Investment management fee                   3,388,285         385,661       (230,973)(b)     3,542,973
 Distribution and service fee
  Class A                                    1,352,618          84,777             --(c)      1,437,395
  Class B                                    3,944,240         230,034          2,227(c)      4,176,501
  Class C                                          207              --             --(c)            207

 Transfer agent fee(d)                       1,166,382         141,548             --         1,307,930
 Custodian fee                                 230,206          67,075        (33,844)(e)       263,437
 Registration and filing fees                  121,113          19,180         (5,000)(e)       135,293
 Financial services fess                       150,061           9,140             --(e)        159,201
 Auditing Legal fees                            51,234          56,660        (47,648)(e)        60,246
 Printing                                       42,554          14,872        (10,000)(e)        47,426
 Trustees' fee                                  50,419           3,917             --(e)         54,336
 Miscellaneous                                  19,143           5,118         (2,118)(e)        22,143
 Interest Expense                                   --             557             --(e)            557
                                          ------------      ----------      ---------      ------------

   Total expenses                           10,516,462       1,018,539       (327,356)       11,207,645
                                          ------------      ----------      ---------      ------------

   Net Investment Income                    66,376,619       2,542,688        327,356        69,246,663
                                          ------------      ----------      ---------      ------------

Realized and Unrealized Gain(Loss)
on Investments, Financial
Futures Contracts and Foreign
Currency Transactions:
Net realized gain on investments             9,166,775       1,186,434             --        10,353,209

 Change in net unrealized appreciation
 (depreciation) of investments,
 Financial Futures Contracts
 and Foreign Currency Transactions:         24,710,742          36,207             --        24,746,949
                                           ------------     ----------      ---------      ------------


 Net Realized and Unrealized
 Gain (Loss) on Investments,
 Financial Futures Contracts
 and Foreign Currency Transactions:         33,877,517       1,222,641             --        35,100,158
                                           ------------     ----------      ---------      ------------


Net Increase in Net Assets
Resulting from Operations                 $100,254,136      $3,765,329      $ 327,356      $104,346,821
                                          ============      ==========      =========      ============

Schedule of Investments
May 31, 1998

The Schedule of Investments is a complete list of all the securities owned by the Strategic Income fund and the World Bond fund combined on May 31, 1998.

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
BONDS
Advertising (0.42%)
Outdoor Systems, Inc.,
  Sr Sub Note 10-15-06                         9.375%    $4,000    $4,220,000                                  $4,000    $4,220,000
                                                                  -----------                                          ------------

Aerospace (0.19%)
Jet Equipment Trust,
  Equipment Trust Cert Ser
  95B2 08-15-14 (R)                           10.910      1,500     1,957,800                                   1,500     1,957,800
                                                                  -----------                                          ------------

Banks - Foreign (1.97%)
International Bank for Reconstruction &
  Development, Sr Note (South Africa)
  07-21-98#                                   15.000     32,000     6,170,919                                  32,000     6,170,919
Landeskreditbank Baden - Wuerttemberg,
  Sub Note (Germany) 02-01-23 (Y)              7.625     11,900    13,620,978                                  11,900    13,620,978
                                                                  -----------                                          ------------
                                                                   19,791,897                                            19,791,897
                                                                  -----------                                          ------------

Banks - United States (0.25%)
CSBI Capital Trust I,
  Sec Co. Gtd. Bond 06-06-27 (R)              11.750      2,340     2,527,200                                   2,340     2,527,200
                                                                  -----------                                          ------------

Beverages (0.20%)
Pepsi-Gemex, S.A. de C.V.,
  Sr Note Ser B (Mexico) 03-30-04 (Y)          9.750      2,000     2,060,000                                   2,000     2,060,000
                                                                  -----------                                          ------------

Building (0.41%)
Associated Materials, Inc.,
  Sr Sub Note 03-01-08                         9.250      2,000     2,050,000                                   2,000     2,050,000
Kevco, Inc.,
  Gtd Sr Sub Note 12-01-07                    10.375      2,000     2,080,000                                   2,000     2,080,000
                                                                  -----------                                          ------------
                                                                    4,130,000                                             4,130,000
                                                                  -----------                                          ------------

Business Services - Misc (0.40%)
Spin Cycle, Inc.,
  Unit (Sr Disc Note & Warrant), Step Coupon
    (12.750%, 05-01-01) 05-01-05 , (R)          Zero      3,625     2,573,750                                   3,625     2,573,750
Wesco International, Inc.,
  Sr Disc Note, Step Coupon (11.125%,
  06-01-03) 06-01-08 (R)                      11.125      2,500     1,459,375                                   2,500     1,459,375
                                                                  -----------                                          ------------
                                                                    4,033,125                                             4,033,125
                                                                  -----------                                          ------------

Chemicals (0.61%)
AEP Industries Inc.,
  Sr Sub Note 11-15-07                         9.875      4,000     4,120,000                                   4,000     4,120,000
PCI Chemcials Canada Inc.,
  Sec Note (Canada) 10-15-07 (Y)               9.250      2,000     1,980,000                                   2,000     1,980,000
                                                                  -----------                                          ------------
                                                                    6,100,000                                             6,100,000
                                                                  -----------                                          ------------

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
Computers (0.94%)
Unisys Corp.,
Sr Note 10-15-04                              11.750      8,150     9,413,250                                   8,150     9,413,250
                                                                  -----------                                          ------------
Consumer Products Misc. (0.10%)
Diamond Brands Operating Corp.,

Sr Sub Note 04-15-08 (R)                      10.125      1,000     1,010,000                                   1,000     1,010,000
                                                                  -----------                                          ------------

Containers (0.94%)
Berry Plastics Corp.,
  Sr Sub Note 04-15-04                        12.250      4,000     4,360,000                                   4,000     4,360,000
Stone Container Corp.,
  Unit (Sr Sub Deb & Supplemental
  Interest Cert) 04-01-02                     12.250      5,000     5,137,500                                   5,000     5,137,500
                                                                  -----------                                          ------------
                                                                    9,497,500                                             9,497,500
                                                                  -----------                                          ------------

Cosmetics & Personal Care (0.31%)
Global Health Sciences, Inc.,
  Sr Note 05-01-08 (R)                        11.000      3,150     3,087,000                                   3,150     3,087,000
                                                                  -----------                                          ------------

Diversified Operations (0.62%)
Euramax International Plc,
  Sr Sub Note (United Kingdom) 10-01-06 (Y)   11.250      4,000     4,330,000                                   4,000     4,330,000
Intertek Finance Plc,
  Sr Sub Note, Ser B (United Kingdom)
  11-01-06 (Y)                                10.250      1,850     1,942,500                                   1,850     1,942,500
                                                                  -----------                                          ------------
                                                                    6,272,500                                             6,272,500
                                                                  -----------                                          ------------

Electronics (0.80%)
Communications Instruments, Inc.,
  Gtd Sr Sub Note Ser B 09-15-04              10.000      2,900     2,972,500                                   2,900     2,972,500
Viasystems, Inc.,
  Sr Sub Note 06-01-07                         9.750      2,500     2,531,250                                   2,500     2,531,250
Zilog, Inc.,
  Sr Sec Note 03-01-05 (R)                     9.500      3,150     2,551,500                                   3,150     2,551,500
                                                                  -----------                                          ------------
                                                                    8,055,250                                             8,055,250
                                                                  -----------                                          ------------

Energy (0.44%)
P & L Coal Holdings Corp.,
  Sr Sub Note  05-15-08 (R)                    9.625      4,300     4,402,125                                   4,300     4,402,125
                                                                  -----------                                          ------------

Finance (1.59%)
AEI Holding Co.,
  Sr Note 11-15-07 (R)                        10.000      4,130     4,150,650                                   4,130     4,150,650
CEI Citicorp Holdings S.A.,
  Bond (Argentina) 02-14-07 (Y)                9.750      3,000     3,000,000                                   3,000     3,000,000
Maxxam Group Holdings, Inc.,
  Sr Sec Note Ser B  08-01-03                 12.000      3,000     3,247,500                                   3,000     3,247,500
Niantic Bay Fuel Trust,

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
  Bond 06-04-03 (R)                            8.590      2,300     2,300,000                                   2,300     2,300,000
William Hill Finance Plc,
  Sr Sub Note (United Kingdom)
  04-30-08 (R)#                               10.625      2,000     3,263,500                                   2,000     3,263,500
                                                                  -----------                                           -----------
                                                                   15,961,650                                            15,961,650
                                                                  -----------                                           -----------

Food (0.61%)
Archibald Candy Corp.,
  Sr Sec Note 07-01-04                        10.250      2,000     2,130,000                                   2,000     2,130,000
Mastellone Hermanos S.A.,
  Sr Bond (Argentina)
  04-01-08 (R), (Y)                           11.750      3,900     3,958,500                                   3,900     3,958,500
                                                                  -----------                                           -----------
                                                                    6,088,500                                             6,088,500
                                                                  -----------                                           -----------

Glass Products (0.27%)
VICAP S.A. de C.V.,
  Gtd Sr Note (Mexico)
  05-15-07 (R), (Y)                           11.375      2,500     2,675,000                                   2,500     2,675,000
                                                                  -----------                                           -----------

Government - Foreign (8.40%)
Argentina, Republic of,
  Floating Rate Bond Ser FRB (Argentina)
  03-31-05 (Y)                                                                  6.625*        950     851,675     950       851,675
Brazil, Federative Republic of,
  Variable Rate Bond Ser A (Brazil)
  01-01-01 (Y)                                                                  6.875*        525     505,906     525       505,906
Costa Rica, Republic of,
  Deb 05-01-03 (R), (Y)                                                         8.000         225     226,687     225       226,687
Australia, Commonweath of,
  Government Bond (Australia) 08-15-08#        8.750     45,000    35,495,626                                  45,000    35,495,626
South Africa, Republic of,
  Government Bond (South Africa)
  06-23-17 (Y)                                 8.500      7,000     6,746,250   8.500         825     795,094   7,825     7,541,344
  Government Bond (South Africa)
  10-17-06 (Y)                                 8.375      2,500     2,575,000                                   2,500     2,575,000
United Kingdom of Great Britain
  Treasury Gilts, Government Bond
  (United Kingdom) 07-16-07#                   8.500      8,000    15,546,498                                   8,000    15,546,498
  Government Bond (United Kingdom)
  06-07-21#                                    8.000      5,000    10,616,573                                   5,000    10,616,573
  Government Bond (United Kingdom)
  11-06-01#                                    7.000      5,000     8,439,207   7.000       1,000   1,672,688   6,000    10,111,895
United Mexican States,
  Global Bond (Mexico) 02-06-01 (Y)            9.750      1,000     1,052,000   1,000   1,052,000
                                                                  -----------                      ----------           -----------
                                                                   79,419,154                       5,104,050            84,523,204
                                                                  -----------                      ----------           -----------

Government - U.S. (21.59%)
United States Treasury,
  Bond 08-15-05                               10.750     10,000    12,965,600                                  10,000    12,965,600
  Bond 02-15-16                                9.250     11,000    15,058,010                                  11,000    15,058,010
  Bond 08-15-19                                8.125     61,500    77,835,630                                  61,500    77,835,630
  Bond 02-15-27                                6.625     19,000    20,947,500                                  19,000    20,947,500
  Bond 11-15-27                                6.125     10,100    10,552,884   6.125       2,000   2,089,680  12,100    12,642,564
  Note 11-15-98                                8.875      8,000     8,121,280                                   8,000     8,121,280
  Note 08-15-04                                7.250     10,000    10,842,200                                  10,000    10,842,200
  Note 08-31-02                                6.250     20,000    20,465,600                                  20,000    20,465,600
  Note 08-15-07                                6.125      9,300     9,596,391   6.125         500     515,935   9,800    10,112,326

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
  Note 05-15-07                                                                 6.625       2,220   2,364,988   2,220     2,364,988
  Note 05-31-02                                                                 6.500       7,500   7,734,375   7,500     7,734,375
  Note 10-15-06                                                                 6.500       5,520   5,814,989   5,520     5,814,989
  Note 02-28-02                                                                 6.250       1,600   1,633,504   1,600     1,633,504
  Note 11-30-01                                                                 5.875       2,250   2,268,630   2,250     2,268,630
  Note 04-30-03                                                                 5.750       1,050   1,057,213   1,050     1,057,213
  Note 10-31-02                                                                 5.750       6,000   6,030,000   6,000     6,030,000
  Note 11-30-02                                                                 5.750       1,275   1,281,171   1,275     1,281,171
                                                                  -----------                      ----------           -----------
                                                                  186,385,095                      30,790,485           217,175,580
                                                                  -----------                      ----------           -----------

Government - U.S. Agencies (2.50%)
Federal Home Loan Mortgage Corp.,
  Giant Mtg Part Cert 07-01-12                                                  7.000       2,651   2,708,952   2,651     2,708,952
  REMIC 44-E 11-15-19                          9.000        643       665,863                                     643       665,863
Federal National Mortgage Assn.,
  Global Bond (United Kingdom) 06-07-02#       6.875      5,000     8,313,366                                   5,000     8,313,366
Government National Mortgage Assn.,
  30 Yr Pass Thru Ctf 05-15-26                 7.500     13,050    13,449,940                                  13,050    13,449,940
                                                                  -----------                      ----------           -----------
                                                                   22,429,169                       2,708,952            25,138,121
                                                                  -----------                      ----------           -----------

Leisure (5.20%)
Casino America, Inc.,
  Sr Sec Note 08-01-03                        12.500      5,000     5,625,000                                   5,000     5,625,000
Cinemark USA, Inc.,
  Sr Sub Note Ser B 08-01-08                   9.625      4,000     4,160,000                                   4,000     4,160,000
  Sr Sub Note Ser D 08-01-08                   9.625      1,000     1,030,000                                   1,000     1,030,000
Eldorado Resorts LLC,
  Sr Sub Note 08-15-06                        10.500      4,000     4,400,000                                   4,000     4,400,000
Grand Casinos, Inc.,
  Gtd Sr Note Ser B 10-15-04                   9.000      3,000     3,120,000                                   3,000     3,120,000
Hedstrom Corp.,
  Gtd Sr Sub Note 06-01-07                    10.000      4,000     4,100,000                                   4,000     4,100,000
Horseshoe Gaming LLC,
  Gtd Sr Sub Note Ser B 06-15-07               9.375      2,500     2,662,500                                   2,500     2,662,500
Mohegan Tribal Gaming Authority,
  Sr Sec Note Ser B 11-15-02                  13.500      5,900     7,522,500                                   5,900     7,522,500
Production Resource Group LLC,
  Sr Sub Note 01-15-08 (R)                    11.500      3,000     2,940,000                                   3,000     2,940,000
Showboat Marina Casino Partnership/Finance
  Corp., 1st Mtg Note Ser B 03-15-03          13.500      5,000     5,850,000                                   5,000     5,850,000
Showboat, Inc.,
  Sr Sub Note 08-01-09                        13.000      3,000     3,660,000                                   3,000     3,660,000
Sun International Hotels Ltd.,
  Gtd Sr Sub Note (Bahamas) 12-15-07 (Y)       8.625      2,000     2,060,000                                   2,000     2,060,000
Waterford Gaming LLC,
  Sr Note 11-15-03                            12.750      4,729     5,225,545                                   4,729     5,225,545
                                                                  -----------                                          ------------
                                                                   52,355,545                                            52,355,545
                                                                  -----------                                          ------------

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
Machinery (1.28%)
Clark Material Handling Co.,
  Gtd Sr Note 11-15-06                        10.750      2,250     2,407,500                                   2,250     2,407,500
Columbus McKinnon Corp.,
  Sr Sub Note 04-01-08 (R)                     8.500      5,000     4,925,000                                   5,000     4,925,000
Elgar Holdings, Inc.,
  Sr Note 02-01-08 (R)                         9.875      1,500     1,500,000                                   1,500     1,500,000
Newcor, Inc.,
  Sr Sub Note 03-01-08 (R)                     9.875      4,000     4,050,000                                   4,000     4,050,000
                                                                  -----------                                          ------------
                                                                   12,882,500                                            12,882,500
                                                                  -----------                                          ------------

Manufacturing (1.05%)
Coty, Inc.,
  Sr Sub Note 05-01-05                        10.250      6,000     6,420,000                                   6,000     6,420,000
Scovill Fasteners, Inc.,
  Sr Note Ser B 11-30-07                      11.250      4,000     4,130,000                                   4,000     4,130,000
                                                                  -----------                                          ------------
                                                                   10,550,000                                            10,550,000
                                                                  -----------                                          ------------

Media (8.08%)
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                       9.250      3,500     3,596,250                                   3,500     3,596,250
Australis Media Ltd.,
  Gtd Sr Sec Disc Note, Step Coupon
   (15.75%, 05-15-00)
   (Australia) 05-15-03 , (Y)                   Zero        164         8,177                                     164         8,177
  Unit (Sr Sub Disc Note & Warrant),
  Step Coupon (15.75% 05-15-00)
  (Australia) 05-15-03, (Y)                     Zero      2,000       100,000                                   2,000       100,000
Capstar Broadcasting Partners, Inc.,
  Sr Disc Note, Step Coupon (12.75%,
   02-01-02) 02-01-09                           Zero      2,750     2,048,750                                   2,750     2,048,750
CF Cable TV, Inc.
  Sr Note (Canada) 02-15-05 (Y)               11.625      2,000     2,257,240                                   2,000     2,257,240
Chancellor Media Corp.,
  Gtd Sr Sub Note 01-15-07                    10.500      3,000     3,345,000                                   3,000     3,345,000
  Sub Deb 01-15-09                            12.000      1,059     1,291,736                                   1,059     1,291,736
Citadel Broadcasting Co.,
  Sr Sub Note 07-01-07                        10.250      2,000     2,190,000                                   2,000     2,190,000
Comcast Corp.,
  Sr Sub Deb 01-15-08                          9.500      4,000     4,286,080                                   4,000     4,286,080
Comcast UK Cable,
  Sr Disc Deb, Step Coupon (11.20%,
  11-15-00)(United Kingdom) 11-15-07 (Y)        Zero      4,000     3,290,000                                   4,000     3,290,000
CSC Holdings, Inc.,
  Sr Sub Deb 02-15-13                          9.875      4,000     4,370,000                                   4,000     4,370,000
Digital Television Services, Inc.
  Gtd Sr Sub Note Ser B 08-01-07              12.500      3,000     3,450,000                                   3,000     3,450,000
Falcon Holding Group L.P./Falcon
  Funding Corp., Sr Deb 04-15-10 (R)           8.375      5,000     4,937,500                                   5,000     4,937,500

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
Galaxy Telecom L.P.,
  Sr Sub Note 10-01-05                        12.375      5,000     5,550,000                                   5,000     5,550,000
Garden State Newspapers, Inc.,
  Sr Sub Note Ser B 10-01-09                   8.750      3,500     3,552,500                                   3,500     3,552,500
Granite Broadcasting Corp.,
  Sr Sub Note 05-15-08 (R)                     8.875      2,000     2,000,000                                   2,000     2,000,000
Intermedia Capital Partners,
  Sr Note 08-01-06                            11.250      5,048     5,641,140                                   5,048     5,641,140
Le Groupe Videotron Ltee,
  Sr Note (Canada) 02-15-05 (Y)               10.625      1,250     1,369,713                                   1,250     1,369,713
Radio One, Inc.,
  Sr Sub Note Ser B, Step Coupon
    (12.00%, 05-15-00) 05-15-04                7.000      2,000     2,040,000                                   2,000     2,040,000
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)         10.000      3,000     3,315,000                                   3,000     3,315,000
  Sr Sec Deb (Canada) 01-15-14#                9.650      2,000     1,585,799                                   2,000     1,585,799
Scandinavian Broadcasting System S.A.,
  Sub Deb (Luxembourg) 08-01-05 (Y)            7.250      2,390     2,736,550                                   2,390     2,736,550
SFX Entertainment, Inc.,
  Sr Sub Note 02-01-08 (R)                     9.125      5,000     4,875,000                                   5,000     4,875,000
STC Broadcasting, Inc.,
  Sr Sub Note 03-15-07                        11.000      2,785     3,056,538                                   2,785     3,056,538
Sullivan Broadcasting,
  Sr Sub Note 12-15-05                        10.250      3,000     3,240,000                                   3,000     3,240,000
Supercanal Holdings S.A. / Supercanal S.A.,
  Sr Note (Argentina) 05-15-05 (R), (Y)       11.500      4,000     3,920,000                                   4,000     3,920,000
TeleWest Communications Plc,
  Sr Disc Deb, Step Coupon (11.00%, 10-01-01)
    (United Kingdom) 10-01-07 (Y)               Zero      4,000     3,210,000                                   4,000     3,210,000
                                                                  -----------                                          ------------
                                                                   81,262,973                                            81,262,973
                                                                  -----------                                          ------------

Medical (0.59%)
Everest Healthcare Services Corp.,
  Sr Sub Note 05-01-08 (R)                     9.750      1,250     1,267,188                                   1,250     1,267,188
Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08 (R)    7.875      2,600     2,596,750                                   2,600     2,596,750
MEDIQ/PRN Life Support Services, Inc.,
  Sr Sub Note 06-01-08 (R)                    11.000      2,000     2,040,000                                   2,000     2,040,000
                                                                  -----------                                          ------------
                                                                    5,903,938                                             5,903,938
                                                                  -----------                                          ------------

Metal (1.68%)
Centaur Mining & Exploration Ltd.,
  Gdt Sr Note (Australia) 12-01-07 (R), (Y)   11.000      2,500     2,606,250                                   2,500     2,606,250
Great Central Mines Ltd.,
  Sr Note (Australia) 04-01-08 (R), (Y)        8.875      5,100     5,068,125                                   5,100     5,068,125
GS Technologies Operating Co.,
  Sr Note 10-01-05                            12.250      4,000     4,570,000                                   4,000     4,570,000

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.,
  Sr Sub Note 02-01-03                        12.750      3,388     3,620,925                                   3,388     3,620,925
Koppers Industries, Inc.,
  Gtd Sr Sub Note 12-01-07                     9.875      1,000     1,025,000                                   1,000     1,025,000
                                                                  -----------                                          ------------
                                                                   16,890,300                                            16,890,300
                                                                  -----------                                          ------------

Office (0.15%)
United Stationer Supply,
  Sr Sub Note 05-01-05                        12.750      1,334     1,520,760                                   1,334     1,520,760
                                                                  -----------                                          ------------

Oil & Gas (2.14%)
Canadian Forest Oil Ltd.,
  Gtd Sr Sub Note (Canada) 09-15-07 (Y)        8.750      2,900     2,863,750                                   2,900     2,863,750
Cliffs Drilling Co.,
  Gtd Sr Sec Note Ser B 05-15-03              10.250      2,250     2,424,375                                   2,250     2,424,375
Comp Nav Perez Companc,
  Bond (Argentina) 01-30-04 (R), (Y)           9.000      3,000     3,000,000                                   3,000     3,000,000
Cross Timbers Oil Co.,
  Sr Sub Note Ser B 11-01-09                   8.750      1,500     1,496,250                                   1,500     1,496,250
Great Lakes Carbon Corp.,
  Sr Sub Note 05-15-08 (R)                    10.250      1,800     1,827,000                                   1,800     1,827,000
Kelly Oil & Gas Partners Ltd.,
  Deb 04-01-00                                 8.500      1,100     1,087,625                                   1,100     1,087,625
Newpark Resources, Inc.,
  Gtd Sr Sub Note 12-15-07                     8.625      1,500     1,522,500                                   1,500     1,522,500
Parker Drilling Corp.,
  Gtd Sr Note Ser B 11-15-06                   9.750      1,000     1,047,500                                   1,000     1,047,500
Petroleo Brasileiro S.A.,
  Unsub Deb (Brazil) 10-17-06 (R), (Y)                                         10.000        500      510,000     500       510,000
Petroleos Mexicanos,
  Bond (Mexico) 09-15-07 (Y)                   8.850      1,000       987,500                                   1,000       987,500
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon (9.875%,
  02-15-03) 02-15-08 , (R)                      Zero      2,650     1,696,000                                   2,650     1,696,000
Vintage Petroleum, Inc.,
Sr Sub Note 12-15-05                           9.000      3,000     3,105,000                                   3,000     3,105,000
                                                                  -----------                        --------          ------------
                                                                   21,057,500                         510,000            21,567,500
                                                                  -----------                        --------          ------------

Paper & Paper Products (1.17%)
Copamex Industrias, S.A. de C.V.,
  Sr Note Ser B (Mexico) 04-30-04 (Y)         11.375      1,950     2,096,250                                   1,950     2,096,250
Repap New Brunswick, Inc.,
Sr Note (Canada) 04-15-05 (Y)                 10.625      4,000     4,100,000                                   4,000     4,100,000
S.D. Warren Co.,
  Sr Sub Note Ser B 12-15-04                  12.000      5,000     5,537,500                                   5,000     5,537,500
                                                                  -----------                                          ------------
                                                                   11,733,750                                            11,733,750
                                                                  -----------                                          ------------

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
Pollution Control (0.25%)
American Eco Corp.,
  Gtd Sr Note Ser A 05-15-08 (R)               9.625      2,500     2,518,750                                   2,500     2,518,750
                                                                  -----------                                          ------------

Printing - Commercial (0.63%)
Goss Graphic Systems, Inc.,
  Sr Sub Note 10-15-06                        12.000      3,000     3,187,500                                   3,000     3,187,500
Sullivan Graphics, Inc.,
  Sr Sub Note 08-01-05                        12.750      3,000     3,135,000                                   3,000     3,135,000
                                                                  -----------                                          ------------
                                                                    6,322,500                                             6,322,500
                                                                  -----------                                          ------------

Retail (0.34%)
Disco S.A.,
  Note (Argentina) 05-15-08 (R), (Y)           9.875      2,000     1,927,500                                   2,000     1,927,500
United Stationers, Inc.,
  Sr Sub Note 04-15-08 (R)                     8.375      1,500     1,500,000                                   1,500     1,500,000
                                                                  -----------                                          ------------
                                                                    3,427,500                                             3,427,500
                                                                  -----------                                          ------------

Steel (1.57%)
Ameristeel Corp.,
  Sr Note 04-15-08 (R)                         8.750      4,100     4,120,500                                   4,100     4,120,500
Bayou Steel Corp.,
  1st Mtg Bond 05-15-08 (R)                    9.500      3,000     2,981,250                                   3,000     2,981,250
Haynes International, Inc.,
  Sr Note 09-01-04                            11.625      2,500     2,825,000                                   2,500     2,825,000
IVACO Inc.,
  Sr Note (Canada) 09-15-05 (Y)               11.500      3,525     3,890,719                                   3,525     3,890,719
Sheffield Steel Corp.,
  1st Mtg Note Ser B 12-01-05                 11.500      1,875     1,940,625                                   1,875     1,940,625
                                                                  -----------                                          ------------
                                                                   15,758,094                                            15,758,094
                                                                  -----------                                          ------------

Telecommunications (18.15%)
Advanced Radio Telecom Corp.,
  Unit (Sr Note & Warrants) 02-15-07          14.000      5,000     5,150,000                                   5,000     5,150,000
Allegiance Telecom, Inc.,
  Sr Disc Note, Step Coupon (11.75%,
  02-15-03) 02-15-08 (R)                        Zero      3,500     1,925,000                                   3,500     1,925,000
American Mobile Satellite Corp./AMSC
  Acquisition Co. Inc.,
  Unit (Sr Note & Warrant) 04-01-08 (R)       12.250      3,000     2,985,000                                   3,000     2,985,000
Clearnet Communications, Inc.,
  Sr Disc Note, Step Coupon (10.40%,
  05-15-03) (Canada) 05-15-08#                  Zero      6,500     2,675,104                                   6,500     2,675,104
Cellular Communications International, Inc.,
  Sr Disc Note, Step Coupon (9.50%,
  04-01-03) 04-01-05 , (R)                      Zero      4,750     3,727,624                                   4,750     3,727,624
COLT Telecom Group Plc,
  Unit (Sr Disc Note & Warrant), Step
  Coupon (12.000%, 12-15-01)
    (United Kingdom) 12-15-06 (Y)               Zero      5,000     3,962,500                                   5,000     3,962,500
  Sr Note (United Kingdom) 11-30-07#          10.125      1,425     2,540,329                                   1,425     2,540,329
Compagnie De Radiocomunicaciones Moviles S.A.,

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
  Bond (Argentina) 05-08-08 (R), (Y)           9.250      2,500     2,418,750                                   2,500     2,418,750
Comunicacion Celular S.A.,
  Bond, Step Coupon (13.125%, 11-15-00)
  (Colombia) 11-15-03 (Y)                       Zero      5,000     3,875,000                                   5,000     3,875,000
Crown Castle International Corp.,
  Sr Disc Note, Step Coupon (10.625%,
  11-01-02) 11-15-07 (R)                        Zero      5,000     3,387,500                                   5,000     3,387,500
Diva Systems Corp.,
  Unit (Sr Disc Note & Warrants), Step Coupon
    (12.625%, 03-01-03) 03-01-08 (R)            Zero      5,165     2,737,450                                   5,165     2,737,450
Dolphin Telecom Plc,
  Sr Disc Note, Step Coupon (11.50%, 06-01-03)
    (United Kingdom) 06-01-08 (R), (Y)          Zero      4,400     2,541,000                                   4,400     2,541,000
DTI Holdings, Inc.,
  Unit (Sr Disc Note & Warrant), Step Coupon
    (12.500%, 03-01-03) 03-01-08 (R)            Zero      4,600     2,622,000                                   4,600     2,622,000
e.spire Communications, Inc.,
  Sr Note 07-15-07                            13.750      6,000     6,900,000                                   6,000     6,900,000
Echostar DBS Corp.,
  Gtd Sr Sec Note 07-01-02                    12.500      5,000     5,612,500                                   5,000     5,612,500
Esprit Telecom Group Plc,
  Sr Note (United Kingdom) 12-15-07 (Y)       11.500      1,550     1,643,000                                   1,550     1,643,000
Facilicom International,
  Sr Note 01-15-08 (R)                        10.500      4,350     4,328,250                                   4,350     4,328,250
FLAG Ltd.,
  Sr Note (Bermuda) 01-30-08 (R), (Y)          8.250      3,500     3,552,500                                   3,500     3,552,500
Fonorola, Inc.,
  Gtd Sr Sec Note (Canada) 08-15-02 (Y)       12.500      4,000     4,470,000                                   4,000     4,470,000
Global Crossing Holdings Ltd.,
  Sr Note 05-15-08 (R)                         9.625      1,500     1,545,000                                   1,500     1,545,000
Globalstar L.P./Globalstar Capital Corp.,
  Sr Note 06-01-05 (R)                        11.500      1,900     1,876,250                                   1,900     1,876,250
GST Equipment Funding, Inc.,
  Sr Sec Note 05-01-07                        13.250      5,000     5,750,000                                   5,000     5,750,000
Hermes Europe Railtel B.V.,
  Sr Note (Netherlands) 08-15-07 (Y)          11.500      3,750     4,237,500                                   3,750     4,237,500
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07 (Y)               12.875      3,000     3,157,500  12.875        200      210,500   3,200     3,368,000
Intercel, Inc.,
  Unit (Sr Discount Note & Warrant), Step Coupon
    (12.00%, 02-01-01) 02-01-06                 Zero      4,100     3,239,000                                   4,100     3,239,000
Intermedia Communications Inc.,
  Sr Disc Note, Ser B, Step Coupon
    (11.25%, 07-01-02) 07-15-07                 Zero      3,000     2,205,000                                   3,000     2,205,000
  Sr Disc Note, Step Coupon (12.50%,
    05-15-01) 05-15-06                          Zero      3,000     2,452,500                                   3,000     2,452,500
International Wireless Communications, Inc.,
  Sr Sec Disc Note 08-15-01                     Zero      3,000     1,200,000                                   3,000     1,200,000
Ionica Plc,
  Sr Disc Note, Step Coupon (15.00%, 05-01-02)
    (United Kingdom) 05-01-07 (Y)               Zero      6,000     1,620,000                                   6,000     1,620,000

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
  Sr Note (United Kingdom) 08-15-06 (Y)       13.500      1,000       660,000                                   1,000       660,000
Iridium LLC/Iridium Capital Corp.,
  Gtd Sr Note Ser A 07-15-05                  13.000      4,150     4,461,250                                   4,150     4,461,250
IXC Communications, Inc.,
  Sr Sub Note 04-15-08 (R)                     9.000      1,900     1,897,625                                   1,900     1,897,625
McCaw International Ltd.,
  Sr Disc Note, Step Coupon (13.00%,
  04-15-02) 04-15-07                            Zero      7,000     4,637,500                                   7,000     4,637,500
McLeodUSA, Inc.,
  Sr Note 03-15-08 (R)                         8.375      1,350     1,350,000                                   1,350     1,350,000
  Sr Note 07-15-07                             9.250      3,000     3,131,250                                   3,000     3,131,250
MetroNet Communications Corp.,
  Sr Discount Note, Step Coupon (10.75%,
    11-01-02) (Canada) 11-01-07 (Y)             Zero      3,000     2,040,000                                   3,000     2,040,000
  Sr Note (Canada) 08-15-07 (Y)               12.000      2,250     2,587,500                                   2,250     2,587,500
Microcell Telecommunications Inc.,
  Sr Disc Note Ser B, Step Coupon
  (11.125%, 10-15-02)
    (Canada) 10-15-07#                          Zero      2,500     1,098,309                                   2,500     1,098,309
Nextel Communications, Inc.,
  Sr Disc Note, Step Coupon (9.75%,
    02-15-99) 08-15-04                          Zero     11,000    10,642,500                                  11,000    10,642,500
NEXTLINK Communications, Inc.,
  Sr Disc Note, Step Coupon (9.45%,
    04-15-03) 04-15-08 (R)                      Zero      4,000     2,450,000                                   4,000     2,450,000
  Sr Note 10-01-07                             9.625      1,500     1,530,000                                   1,500     1,530,000
NTL, Inc.,
  Sr Note 04-01-08 (R)                         9.500      1,680     2,741,340   9.500        260      423,936   1,940     3,165,276
Occidente Y Caribe Cellular SA,
  Sr Disc Note Ser B , Step Coupon
  (14.00%, 03-15-01)
    (Colombia) 03-15-04 (Y)                     Zero      4,000     3,520,000                                   4,000     3,520,000
Orion Network Systems,
  Sr Note 01-15-07                            11.250      5,000     5,650,000                                   5,000     5,650,000
Qwest Communications International, Inc.,
  Sr Note Ser B 04-01-07                      10.875      4,410     5,060,475                                   4,410     5,060,475
RCN Corp.,
  Sr Note 10-15-07                            10.000      4,600     4,830,000                                   4,600     4,830,000
Satelites Mexicanos S.A. de C.V.,
  Sr Note (Mexico) 11-01-04 (R), (Y)          10.125      5,000     4,987,500                                   5,000     4,987,500
Sprint Spectrum L.P.,
  Sr Note 08-15-06                            11.000      3,750     4,321,875                                   3,750     4,321,875
Telefonica de Argentina S.A.,
  Note (Argentina) 05-07-08 (R), (Y)                                            9.125        300      291,000     300       291,000
Teleport Communications Group, Inc.,
  Sr Disc Note, Step Coupon (11.125%,
  07-01-01) 07-01-07                            Zero      4,000     3,485,000                                   4,000     3,485,000
Teletrac, Inc.,
  Sr Note Ser B 08-01-07                      14.000      2,000     2,000,000                                   2,000     2,000,000
Teligent, Inc.,
  Sr Note 12-01-07                            11.500      5,000     5,087,500                                   5,000     5,087,500
Viatel, Inc.,
  Unit (Sr Note & Preferred Stock)

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
Videotron Holdings Plc,
  Sr Disc Note, Step Coupon (11.125%
  07-01-99)(United Kingdom) 07-01-04 (Y)        Zero      4,000     3,909,120                                   4,000     3,909,120
Winstar Communications, Inc.,
  Sr Disc Note, Step Coupon (14.00%,
  10-15-00) 10-15-05                            Zero      2,600     2,106,000                                   2,600     2,106,000
Winstar Equipment Corp.,
  Gtd Sec Note 03-15-04                       12.500      1,400     1,568,000                                   1,400     1,568,000
                                                                  -----------                      ----------          ------------
                                                                  181,649,001                         925,436           182,574,437
                                                                  -----------                      ----------          ------------

Transport (0.63%)
Enterprises Shipholding Corp.,
  Sr Note (Greece) 05-01-08 (R), (Y)           8.875      3,400     3,383,000                                   3,400     3,383,000
Pacific & Atlantic Holding Inc.,
  1st Mtg Note (Greece) 05-30-08 (R), (Y)     11.500      3,000     2,977,500                                   3,000     2,977,500
                                                                    6,360,500                                             6,360,500

Utilities (1.47%)
Calpine Corp.,
  Sr Note 02-01-04                             9.250      2,000     2,055,000                                   2,000     2,055,000
Midland Funding Corp. II,
  Deb Ser A 07-23-05                          11.750      4,000     4,800,400                                   4,000     4,800,400
  Deb Ser B 07-23-06                          13.250      4,000     5,152,040                                   4,000     5,152,040
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R), (Y)       9.625      2,900     2,827,500                                   2,900     2,827,500
                                                                  -----------                                          ------------
                                                                   14,834,940                                            14,834,940
                                                                  -----------                                          ------------
                              TOTAL BONDS
                       (Cost $857,166,106)   (87.94%)             844,544,766                      40,038,923           884,583,689
                                             -------              -----------                      ----------          ------------

                                                        NUMBER OF                        NUMBER OF            NUMBER OF
                                                        SHARES OR                        SHARES OR            SHARES OR
                                                        WARRANTS                         WARRANTS             WARRANTS
                                                        ---------                        ---------            ---------
COMMON AND PREFERRED STOCKS AND WARRANTS
Advanced Radio Telecom Corp., Warrant**                   60,000      780,000                                   60,000      780,000
Allegiance Telecom, Inc., Warrant**                        3,500            -                                    3,500
American Radio Systems Corp., 11.375%, Ser
  B, Preferred Stock                                      47,376    5,590,368                                   47,376    5,590,368
American Telecasting, Inc., Warrant**                      4,000          400                                    4,000          400
AVI Holdings, Inc., Warrant (R)**                          1,500        9,000                                    1,500        9,000
California Federal Bank, Ser B, 10.625%,
  Preferred Stock                                          6,667      724,203                                    6,667      724,203
California Federal Bank, 11.50%, Preferred
  Stock                                                    5,000      552,500                                    5,000      552,500
Capstar Broadcasting Partners, Inc.,
  12.00%, Preferred Stock                                 14,266    1,478,314                                   14,266    1,478,314
Chancellor Media Corp., 7.00%,
Convertible, Preferred Stock                              20,000    2,637,500                                   20,000    2,637,500
COLT Telecom Plc, Warrant (United Kingdom)
  (R)**                                                    5,000      925,000                                    5,000      925,000
Comunicacion Celular S.A. Warrant
  (Colombia) (Y)**                                        50,000      350,000                                   50,000      350,000
Core Cap, Inc., Common Stock **                           45,000      900,000                                   45,000      900,000
Core Cap, Inc. Ser A/I, 10.00%, Preferred Stock           45,000    1,125,000                                   45,000    1,125,000
Credit Lyonnais Capital S.C.A., American
  Depositary Receipt (ADR),
  9.50% Ser DTC Preferred Stock (France)
  (R), (Y)                                               100,000    2,525,000                                  100,000    2,525,000

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE            PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's     MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)    VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------
Decorative Home Accents, Inc., Common Stock**              1,000           10                                    1,000           10
Earthwatch, Inc., 12.00% Ser C Conv
Preferred Stock (R)                                      200,000    1,400,000                                  200,000    1,400,000
EchoStar Communications Corp., 12.125%,
  Ser B, Preferred Stock                                   1,061    1,185,668                                    1,061    1,185,668
Finlay Enterprises Inc., Common Stock**                    4,000      102,500                                    4,000      102,500
Granite Broadcasting Corp., 12.75%,
  Preferred Stock                                         45,263    5,295,720                                   45,263    5,295,720
Hyperion Telecommunications Inc., 12.875%,
  Ser B, Preferred Stock                                   3,097    3,483,632                                    3,097    3,483,632
ICF Kaiser International Inc., Warrant**                  12,000        3,000                                   12,000        3,000
ICG Holdings, Inc., 14.00% Preferred Stock                 2,297    2,755,998                                    2,297    2,755,998
Intermedia Communications Inc., 13.50%,
  Ser B, Preferred Stock                                   1,727    2,081,512                                    1,727    2,081,512
Intermedia Communications, Inc., Common
  Stock**                                                 15,000    1,111,875                                   15,000    1,111,875
International Wireless Inc., Warrant**                     3,000           30                                    3,000           30
Ionica Plc, Warrant (United Kingdom) (R)#**                8,500      552,500                                    8,500      552,500
IRT Property Co., Real Estate Investment
  Trust (REIT)                                            75,000      853,125                                   75,000      853,125
Kelley Oil & Gas Corp., $2.625,
  Preferred Stock                                         40,000    1,020,000                                   40,000    1,020,000
KLM Royal Dutch Air Lines N.V., Common
  Stock (Netherlands)                                     25,000      973,437                                   25,000      973,437
Lasmo Plc, 10.00%, Ser A, American
  Depositary Shares (ADS),
  Preferred Stock (United Kingdom) (Y)                    50,000    1,331,250                                   50,000    1,331,250
Loral Space & Communications Ltd., Warrant**               5,000       50,000                                    5,000       50,000
Maxus Energy Corp., $2.50, Preferred Stock                40,000    1,025,000                                   40,000    1,025,000
McCaw International Ltd., Warrant**                        7,000       26,250                                    7,000       26,250
MetroNet Communications Corp., Warrant
  (Canada) (R)**                                           2,250      108,000                                    2,250      108,000
Nextel Communications, Inc., 13.00%, Ser
  D, Preferred Stock                                       2,195    2,458,400                                    2,195    2,458,400
Nextel Communications, Inc., 11.125%, Ser
  E, Preferred Stock (R)                                   1,716    1,819,433                                    1,716    1,819,433
Nextel Communications, Inc. (Class A),
  Common Stock**                                          12,394      292,034                                   12,394      292,034
Nextlink Communications Inc., Warrant (R)**               30,000            -                                   30,000
Nextlink Communications Inc., 14.00%,
  Preferred Stock                                        100,500    5,979,750                                  100,500    5,979,750
Northwest Airlines Corp. (Class A), Common
  Stock**                                                150,000    6,759,375                                  150,000    6,759,375
NTL Inc., 13.00%, Ser B, Preferred Stock                   4,406    5,220,519                                    4,406    5,220,519
PG&E Corp., Common Stock                                  25,622      807,093                                   25,622      807,093
Powertel, Inc., Warrant**                                  2,880       27,360                                    2,880       27,360
PRIMEDIA Inc., 8.625%, Preferred Stock (R)                25,000    2,475,000                                   25,000    2,475,000
Qualcomm Financial Trust, 5.75%, Preferred
  Stock                                                   60,000    2,910,000                                   60,000    2,910,000
Quantas Airways Ltd., (ADS), Common Stock
  (Australia) (R), (Y)                                    13,800      213,497                                   13,800      213,497
RCN Corp., Common Stock**                                 40,000      860,000                                   40,000      860,000
Renaissance Cosmetics, Warrant**                           4,000        4,000                                    4,000        4,000
Rite Aid Corp., Common Stock                              14,820      530,741                                   14,820      530,741
Rural Cellular Corp., 11.375%, Preferred
  Stock (R)                                                1,750    1,758,750                                    1,750    1,758,750
SFX Broadcasting, Inc., 6.50% Ser D Conv
  Preferred Stock (R)                                     25,000    2,093,750                                   25,000    2,093,750
SFX Broadcasting, Inc., 12.625%, Ser E,
  Preferred Stock                                          9,568    1,129,024                                    9,568    1,129,024
SFX Entertainment, Inc. (Class A), Common
  Stock**                                                 27,467    1,215,415                                   27,467    1,215,415
Station Casinos, Inc., 7.00% Conv
  Preferred Stock                                          5,000      256,250                                    5,000      256,250
Teletrac, Inc., Warrant**                                  2,000            -                                    2,000
Time Warner, Inc., 10.25%, Ser M,
  Preferred Stock                                          3,576    4,058,760                                    3,576    4,058,760
TLC Beatrice International Holdings,
(Class A), Common Stock**                                 20,000    1,040,000                                   20,000    1,040,000
Valero Energy Corp., Common Stock                         46,250    1,508,906                                   46,250    1,508,906
                                                                   ----------                                            ----------
          TOTAL COMMON AND PREFERRED STOCKS
                               AND WARRANTS
                         (Cost $69,034,676)  (8.39%)               84,374,849                                            84,374,849
                                             ------                ----------                                            ----------

                                            ========================================================================================
                                                      John Hancock                   John Hancock World
                                                   Strategic Income Fund                  Bond Fund                  Combined
                                            ========================================================================================
                                                        PAR VALUE                        PAR VALUE             PAR VALUE
                                            INTEREST     (000's     MARKET    INTEREST    (000's      MARKET    (000's     MARKET
ISSUER, DESCRIPTION                           RATE      OMITTED)     VALUE     RATE      OMITTED)     VALUE    OMITTED)     VALUE
-------------------                         ----------------------------------------------------------------------------------------

                                                     EXPIRATION                          EXPIRATION
                                           CURRENCY  DATE/STRIKE           CURRENCY     DATE/STRIKE
CURRENCY PURCHASED                           SOLD       PRICE                SOLD          PRICE
------------------                         --------  -----------           --------     -----------

OPTIONS
  Japanese Yen                                                          USD 5,765,000  March 99/140-150        89,358        89,358
                           TOTAL OPTIONS
                  (Premium Paid $50,444)    (0.01%)                                                            89,358        89,358

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.69%)
  Investment in a joint repurchase
    agreement transaction with Toronto
    Dominion, Dated 5-29-98, due 6-1-98
    (secured by U.S. Treasury Notes,
    5.125% thru 9.25%, due 8-15-98 thru
    11-15-05 and U.S. Treasury Bonds,
    6.00% thru 12.00%, due 8-15-13 thru
    8-15-27)                                 5.570      14,893   14,893,000     5.570       2,064   2,064,000  16,957     16,957,000
                                                               ------------                       -----------         --------------

Non-Cash Security Lending
Collateral (0.20%)
  Tri-Party Collateral which consists
    of various U.S. Treasury Notes,
    5.75% thru 6.625%, due 11-30-01
    thru 08-15-27 ***                                                                       2,032   2,032,111   2,032      2,032,111

Cash Equivalents (0.59%)
  Navigator Securities Lending Prime
   Portfolio ***                                                                            5,952   5,952,043   5,952      5,952,043

Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
     Current Rate 4.95%                                                 206                              --                    206
                                                               ------------                      -----------         --------------
            TOTAL SHORT-TERM INVESTMENTS      (2.48%)              14,893,206                      10,048,154             24,941,360
                                            --------             ------------                     -----------         --------------
                      TOTAL  INVESTMENTS     (98.82%)             943,812,821                      50,176,435            993,989,256
                                            --------             ------------                     -----------         --------------
       OTHER ASSETS AND LIABILITIES, NET      (1.18%)              19,591,094                      (7,656,975)            11,934,119
                                            --------             ------------                     -----------         --------------
                        TOTAL NET ASSETS    (100.00%)            $963,403,915                     $42,519,460         $1,005,923,375
                                            ========             ============                     ===========         ==============


NOTES TO THE SCHEDULE OF INVESTMENTS

*     Represents rate in effect on May 31, 1998.

**    Non-income producing security.

***   Represents investment of security lending collateral.

# Par value of foreign bonds is expressed in local currency, as shown parathentically in security description.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $171,365,555 or 17.04% of the fund's net assets as of May 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U. S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

                                     PART C


                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Strategic Income Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 33-5186 and 811-4651), which information is incorporated herein by reference.

ITEM 16. EXHIBITS:

1.      Registrant's Declaration of Trust      Filed as Exhibits a through a.5
                                               to Registrant's Registration
                                               Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendments nos.
                                               21, 24 and 25 (file nos. 811-4651
                                               and 33-5186 on June 29, 1995;
                                               accession nos.0000950146-95-
                                               000353("PEA 21"), 0001010521-96-
                                               000150("PEA 24") and
                                               0001010521-97-00230("PEA 25")

2       Amended and Restated By-Laws of        Filed as Exhibit b to PEA 25 and
        Registrant.                            incorporated herein by reference.


3       Not applicable

4       Form of Agreement and Plan of          Filed herewith as Exhibit A to
        reorganization between the             the Proxy Statement and
        Registrant and John Hancock            Prospectus included as Part A of
        World Bond Fund                        this Registration Statement.


5       Not applicable

6       Investment Management Contract         Filed as Exhibit d.1 to PEA 21
        between the Registrant and John        and incorporated herein by
        Hancock Advisers, Inc.                 reference.

7       Distribution Agreement between         Filed as Exhibit e to PEA 21 and
        the Registrant and John Hancock        incorporated herein by reference.
        Funds, Inc. (formerly named John
        Hancock Broker Distribution
        Services, Inc.)

7.1     Form of Soliciting Dealer              Filed as Exhibit e.1 to
        Agreement between John Hancock         Registrant's Registration
        Funds, Inc. and Selected Dealers       Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no.
                                               22 (file nos. 811-4651 and 33-
                                               5186 on February 9, 1996;
                                               accession no. 000095146-95-
                                               000519 ("PEA 22")

7.2     Form of Financial Institution          Filed as Exhibit e.2 to PEA 22
        Sales and Service Agreement            and incorporated herein by
                                               reference.

7.3     Amendment to Distribution              Filed as Exhibit e.3 to PEA 25
        Agreement between Registrant           an incorporated herein by
        and John Hanock Funds, Inc.            reference.

8       Not applicable.

9       Master Custodian Agreement             Filed as Exhibit g to PEA 21 and
        between John Hancock Mutual Funds      incorporated herein by reference.
        (including Registrant) and
        Investors Bank & Trust Company.

10      Class A and Class B Distribution       Filed as Exhibit m and m.1 to PEA
        Plans between Registrant and John      nos. 21 and 25 and incorporated
        Hancock Funds, Inc.                    herein by reference.

11      Class C Distribution                   Filed as Exhibit m.3 to
        Plans between Registrant and John      Registrant's Registration
        Hancock Funds, Inc.                    Statement on Form N-1A and
                                               incorporated herein by reference
                                               to post-effective amendment no.28
                                               (file nos. 811-4651 and 33-5186
                                               on July 6, 1998; accession no.
                                               0001010521-98-000286.)

12      Opinion as to legality of shares       Filed herewith as Exhibit 11
        and consent.

13      Form of opinion as to tax matters      Filed herewith as Exhibit 12
        and consent.

14      Not applicable

15      Consents of PricewaterhouseCoopers     Filed herewith as Exhibit 14
        LLP regarding the audited financial
        statements of Registrant and John
        Hancock Strategic Income Fund.

16      Not applicable

17      Powers of Attorney                     Filed as addendum to signature
                                               pages of PEA 24 incorporated
                                               herein by reference.

18      Prospectus of John Hancock             Filed herewith as Exhibit B
        World Bond Fund                        to Part B of this Registration
        dated June 1, 1998                     Statement

19      Statement of Additional                Filed herewith as Exhibit B
        Information of John Hancock            to Part B of this Registration
        World Bond Fund                        Statement
        dated June 1, 1998

19.1    Statement of Additional                Filed herewith as Exhibit A to
        Information of John Hancock            Part B of this Registration
        Strategic Income Fund                  Statement.
        dated October 1, 1998

ITEM 17

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a propectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 13th day of November, 1998.

                                       JOHN HANCOCK STRATEGIC SERIES

                                       By:             *
                                           -----------------------------
                                           Edward J. Boudreau, Jr.
                                           Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                             Title                                  Date
        ---------                             -----                                  ----
             *                              Chairman
-----------------------            (Principal Executive Officer)
Edward J. Boudreau, Jr.


/s/James B. Little                 Senior Vice President and Chief              November 13, 1998
-----------------------              Financial Officer (Principal
James B. Little                    Financial and Accounting Officer)

             *                             Trustee
-----------------------
Dennis S. Aronowitz

             *                             Trustee
-----------------------
Richard P. Chapman, Jr.

             *                             Trustee
-----------------------
William J. Cosgrove

             *                             Trustee
-----------------------
Douglas M. Costle

             *                             Trustee
-----------------------
Leland O. Erdahl

             *                             Trustee
-----------------------
Richard A. Farrell

             *                             Trustee
-----------------------
Gail D. Fosler

             *                             Trustee
-----------------------
William F. Glavin



        Signature                             Title                                  Date
        ---------                             -----                                  ----

             *                             Trustee
-----------------------
Anne C. Hodsdon

             *                             Trustee
-----------------------
Dr. John A. Moore

             *                             Trustee
-----------------------
Patti McGill Peterson

             *                             Trustee
-----------------------
John W. Pratt


             *                             Trustee
-----------------------
Richard S. Scipione


             *                             Trustee
-----------------------
Edward J. Spellman




*By: /s/Susan S. Newton                                                         November 13, 1998
    -------------------
     Susan S. Newton
     Attorney-in-Fact under
     Powers of Attorney dated
     August 29, 1996






                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
-----------       -----------

4. Agreement and Plan of Regorganization between the Registrant and John Hancock World Bond Fund (filed as EXHIBIT A to Part A of this Registration Statement).

11.               Opinion as to legality of shares and consent.

12.               Form of opinion as to tax matters and consent.

14. Consent of PricewaterhouseCoopers, LLP regarding the audited financial statements and highlights of the Registrant and John Hancock World Bond Fund.